UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2023

Date of reporting period: March 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

Emerging Markets Portfolio

Short Duration Diversified Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Intermediate Duration Portfolio

Short Duration Plus Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2023

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. For Class A, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”), visit www.abfunds.com or call AB at 800.227.4618. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance”. For Retail Classes, visit www.abfunds.com

Sanford C. Bernstein Fund, Inc. (the “Fund”) operates as a series company currently comprised of 13 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”). This report relates only to the Emerging Markets Portfolio, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios are presented in a separate report.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 15, 2023

On the following pages, you will find the 2023 semi-annual report for the Portfolios1 (collectively, the “Portfolios”, and individually, a “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “SCB Fund”). The semi-annual report covers the six- and 12-month periods ended March 31, 2023, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

While the first quarter of 2023 was thankfully less eventful than the first quarter of 2022, it nonetheless had its share of economic and market fireworks. During the six-month period ended March 31, 2023, strong economic data on the one hand and stresses in the banking system on the other set up a challenge for economic policymakers and markets.

Disinflation has continued, though inflation remains higher than policymakers want it to be. But the trend has been generally encouraging, prompting a degree of optimism in the financial markets. We believe interest rates are now likely at or near their peak of this cycle. Recession remains a concern, with the US Federal Reserve’s (the “Fed’s”) own economic staff now expecting one to begin later this year, matching the view of many Wall Street economists. One of the most striking consequences of the economic changes has been the reversal of 2022’s strong dollar, with the dollar falling by almost 10% over the six-month period.

The dollar’s fall has helped the values of other financial assets. After dipping in the third quarter of 2022, most global asset classes rose substantially over the six-month period. Global equities rose 17.5%, with technology stocks leading and financial stocks unsurprisingly lagging. Importantly, while the correlation between stocks and bonds remained elevated, investors finally benefited as a result over this recent period, as both stocks and bonds rose in value simultaneously.

After rising substantially over the course of 2022, Treasury yields stumbled in early 2023, as investors flocked to safety and began to anticipate the end of the Fed’s hiking cycle in the wake of the stresses in the banking sector. The benchmark 10-year Treasury yield fell by 36 basis points (“b.p.”) to 3.47% and the 2-year yield fell by 25 b.p. to 4.03% in the six-month period ended March 31, 2023. Notably, the yield curve remained inverted, with longer-dated bonds yielding less than shorter-dated ones, which we believe suggests economic pressures ahead.

Our portfolio managers continue to monitor the trends for economic activity, corporate profits, the Ukraine situation, China’s reopening, and the likely policy actions of the Fed and other central banks. As the data changes, those portfolio managers are constantly adjusting their portfolios to incorporate their latest views on different geographies, sectors, and companies.

Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success.

Sincerely,

Alexander Chaloff

President

Sanford C. Bernstein Fund, Inc.

[1]	This performance discussion is intended as a general market commentary. Please note that the information for the Overlay Portfolios of the SCB Fund may be found in a separate report.

Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets.

The investment team allocates the Portfolio’s investments among broad sector groups based on the fundamental company research conducted by AllianceBernstein L.P., the Portfolio’s investment adviser’s (the “Adviser’s”) internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Portfolio may own stocks selected using

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2023 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

the Adviser’s bottom-up research in value, growth, core and other investment style disciplines. The Adviser may allocate assets to companies in different targeted ranges of market capitalization. The Adviser relies on both fundamental and quantitative research to manage risk and return for the Portfolio.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed-country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. The Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by any nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

In managing the Portfolio, the Adviser may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to

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Portfolio Manager Commentary (continued)

maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the California Municipal Portfolio, California state taxes, and, in the case of the New York Municipal Portfolio, New York state and local taxes). As a matter of fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities (and, in the case of the California Municipal and New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by NRSROs (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of its total assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

Each of the Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. Each of the Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the California Municipal and New York Municipal Portfolios, California investors and New York investors, respectively).

The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps.

In managing the Portfolios, the Adviser may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.

Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of each of the Portfolios. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolios’ other holdings.

The California Municipal and New York Municipal Portfolios are “non-diversified,” which means that they may concentrate their assets in a smaller number of issuers than a diversified fund.

Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by NRSROs (or, if unrated, determined by the

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2023 Semi-Annual Report	3

Portfolio Manager Commentary (continued)

Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed- or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by NRSROs (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by NRSROs.

In managing the Portfolio, the Adviser may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.

The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by NRSROs (or, if unrated, determined by the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by NRSROs, which are not investment-grade (commonly known as “junk bonds”).

In managing the Portfolio, the Adviser may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

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Portfolio Manager Commentary (continued)

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

2023 Semi-Annual Report	5

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The Bloomberg 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Bloomberg 1-10 Year Blend Index is the 1-10 Year Blend (1-12) component of the Bloomberg Municipal Bond Index, which represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. The Bloomberg 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities (“CMBS”). The Intercontinental Exchange Bank of America® (“ICE BofA”) 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios: The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Cybersecurity Risk: As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a

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Disclosures and Risks (continued)

hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed-income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts; cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets.

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Disclosures and Risks (continued)

Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value (“NAV”), or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Emerging Markets, Intermediate Duration and Short Duration Plus Portfolios:

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar). The value of the US dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolios’ foreign investments when converted to US dollars.

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging-Markets Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US equities. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Emerging Markets Portfolio:

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources. The prices of securities of small-capitalization companies generally are more volatile than those of large-capitalization

(Disclosures and Risks continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

companies and are more likely to be adversely affected than large-capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small-capitalization companies may underperform large-capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolio may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios:

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, a Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the US Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

(Disclosures and Risks continued on next page)

2023 Semi-Annual Report	9

Disclosures and Risks (continued)

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Short Duration Diversified Municipal and Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal and New York Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. From time to time, the US government and the US Congress consider changes in federal tax law that would, if

(Disclosures and Risks continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

California Municipal and New York Municipal Portfolios:

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio are not “diversified”. This means that the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ NAV.

Intermediate Duration and Short Duration Plus Portfolios:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolios’ assets.

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Emerging Markets Portfolio performance data presented herein does not reflect the deduction of historical purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for the Emerging Markets Portfolio. Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares of the California Municipal, Diversified Municipal and New York Municipal Portfolios, a 4.25% maximum front-end sales charge for Class A shares of the Intermediate Duration Portfolio, a 2.25% maximum front-end sales charge for Class A shares of the Short Duration Portfolio, and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the

(Disclosures and Risks continued on next page)

2023 Semi-Annual Report	11

Disclosures and Risks (continued)

different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. For Class A, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios, visit www.abfunds.com. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. For Retail Classes of California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios, visit www.abfunds.com or call AB at 800.227.4618. Please read the prospectus and/or summary prospectus carefully before investing.

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2023	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Emerging Markets Portfolio[1,2]
Emerging Markets Class Shares[3]						12/15/1995
NAV Returns	16.52%	-11.49%	-1.58%	2.06%	5.72%
SEC Returns (reflects applicable sales charges)	16.52%	-11.49%	-1.58%	1.95%	5.64%
Class Z Shares[3]						1/15/2016
NAV Returns	16.65%	-11.29%	-1.32%	—	6.84%
SEC Returns (reflects applicable sales charges)	16.65%	-11.29%	-1.32%	—	6.84%
MSCI EM Index (net)	14.04%	-10.70%	-0.91%	2.00%	5.36%
Lipper Emerging Markets Funds Average	16.08%	-8.63%	-0.62%	2.19%	—

Past performance is no guarantee of future results and an investment in the Portfolio described could lose value. The current prospectus fee table shows the total annual operating expense ratios as 1.29% and 1.04% for Emerging Markets Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. This fee was eliminated effective February 2, 2015.

2	Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the six- and 12-month periods ended March 31, 2023, by 0.01% and 0.08%, respectively.

3	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

See Disclosures, Risks and Note About Historical Performance on pages 6–12.

(Historical Performance continued on next page)

2023 Semi-Annual Report	13

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

		TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2023		PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Short Duration Diversified Municipal Portfolio
Short Duration Diversified Municipal Class Shares[1]							10/3/1994
NAV Returns		2.64%	0.89%	0.84%	0.56%	2.14%
SEC Returns (reflects applicable sales charges)		2.64%	0.89%	0.84%	0.56%	2.14%
SEC Yields[2]	2.72%
Taxable Equivalent Yields[3]	4.18%
Bloomberg 1-Year Municipal Bond Index		2.31%	1.55%	1.16%	0.91%	—
Lipper Short-Term Municipal Debt Funds Average		2.49%	1.15%	0.96%	0.73%	—

Past performance is no guarantee of future results and an investment in the Portfolio described could lose value. The current prospectus fee table shows the total annual operating expense ratio as 0.47% for Short Duration Diversified Municipal Class shares. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

2	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2023.

3	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

See Disclosures, Risks and Note About Historical Performance on pages 6–12.

(Historical Performance continued on next page)

14	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

		TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2023		PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
California Municipal Portfolio
California Municipal Class Shares[1]							8/6/1990
NAV Returns		4.85%	1.10%	1.58%	1.40%	3.77%
SEC Returns (reflects applicable sales charges)		4.85%	1.10%	1.58%	1.40%	3.77%
SEC Yields[2]	2.89%
Taxable Equivalent Yields[3]	5.13%
Class A Shares							2/1/2002
NAV Returns		4.75%	0.90%	1.38%	1.19%	2.39%
SEC Returns (reflects applicable sales charges)		1.61%	-2.12%	0.78%	0.88%	2.25%
SEC Yields[2]	2.62%
Taxable Equivalent Yields[3]	4.65%
Class C Shares[4]							2/1/2002
NAV Returns		4.36%	0.22%	0.63%	0.45%	1.66%
SEC Returns (reflects applicable sales charges)		3.36%	-0.77%	0.63%	0.45%	1.66%
SEC Yields[2]	1.96%
Taxable Equivalent Yields[3]	3.48%
Advisor Class Shares[1]							7/25/2016
NAV Returns		4.88%	1.16%	1.64%	—	1.13%
SEC Returns (reflects applicable sales charges)		4.88%	1.16%	1.64%	—	1.13%
SEC Yields[2]	2.95%
Taxable Equivalent Yields[3]	5.23%
Primary Benchmark:[5] Bloomberg 1-10 Year Blend Index		5.18%	1.91%	1.92%	1.85%	3.24%
Bloomberg 5-Year GO Municipal Bond Index		5.13%	2.01%	1.80%	1.59%	—
Lipper California Intermediate Municipal Debt Funds Average		5.24%	0.42%	1.36%	1.60%	—

Past performance is no guarantee of future results and an investment in the Portfolio described could lose value. The current prospectus fee table shows the total annual operating expense ratios as 0.55%, 0.73%, 1.49% and 0.48% for California Municipal Class, Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2023.

3	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

4	Assumes conversion of Class C shares into Class A shares after eight years.

5	Effective November 1, 2022, the Portfolio’s primary benchmark changed to the Bloomberg 1-10 Year Blend Index. Prior to November 1, 2022, the Portfolio measured its performance against Bloomberg 5-Year GO Municipal Bond Index.

See Disclosures, Risks and Note About Historical Performance on pages 6–12.

(Historical Performance continued on next page)

2023 Semi-Annual Report	15

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

		TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2023		PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Diversified Municipal Portfolio
Diversified Municipal Class Shares[1]							1/9/1989
NAV Returns		4.76%	0.63%	1.77%	1.52%	4.00%
SEC Returns (reflects applicable sales charges)		4.76%	0.63%	1.77%	1.52%	4.00%
SEC Yields[2]	3.01%
Taxable Equivalent Yields[3]	4.63%
Class A Shares							2/1/2002
NAV Returns		4.66%	0.45%	1.56%	1.28%	2.50%
SEC Returns (reflects applicable sales charges)		1.54%	-2.60%	0.94%	0.96%	2.35%
SEC Yields[2]	2.73%
Taxable Equivalent Yields[3]	4.20%
Class C Shares[4]							2/1/2002
NAV Returns		4.27%	-0.38%	0.80%	0.52%	1.76%
SEC Returns (reflects applicable sales charges)		3.27%	-1.36%	0.80%	0.52%	1.76%
SEC Yields[2]	2.07%
Taxable Equivalent Yields[3]	3.18%
Advisor Class Shares[1]							6/26/2015
NAV Returns		4.79%	0.70%	1.84%	—	1.69%
SEC Returns (reflects applicable sales charges)		4.79%	0.70%	1.84%	—	1.69%
SEC Yields[2]	3.06%
Taxable Equivalent Yields[3]	4.71%
Class Z Shares[1]							7/2/2018
NAV Returns		4.80%	0.71%	—	—	1.80%
SEC Returns (reflects applicable sales charges)		4.80%	0.71%	—	—	1.80%
SEC Yields[2]	3.09%
Taxable Equivalent Yields[3]	4.75%
Primary Benchmark:[5] Bloomberg 1-10 Year Blend Index		5.18%	1.91%	1.92%	1.85%	3.24%
Bloomberg 5-Year GO Municipal Bond Index		5.13%	2.01%	1.80%	1.59%	—
Lipper Intermediate Municipal Debt Funds Average		5.58%	-0.06%	1.62%	1.63%	—

Past performance is no guarantee of future results and an investment in the Portfolio described could lose value. The current prospectus fee table shows the total annual operating expense ratios as 0.47%, 0.65%, 1.40%, 0.40% and 0.39% for Diversified Municipal Class, Class A, Class C, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2023.

3	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

4	Assumes conversion of Class C shares into Class A shares after eight years.

5	Effective November 1, 2022, the Portfolio’s primary benchmark changed to the Bloomberg 1-10 Year Blend Index. Prior to November 1, 2022, the Portfolio measured its performance against Bloomberg 5-Year GO Municipal Bond Index.

See Disclosures, Risks and Note About Historical Performance on pages 6–12.

(Historical Performance continued on next page)

16	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

		TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2023		PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
New York Municipal Portfolio
New York Municipal Class Shares[1]							1/9/1989
NAV Returns		5.03%	0.73%	1.52%	1.40%	3.98%
SEC Returns (reflects applicable sales charges)		5.03%	0.73%	1.52%	1.40%	3.98%
SEC Yields[2]	2.86%
Taxable Equivalent Yields[3]	4.94%
Class A Shares							2/1/2002
NAV Returns		4.85%	0.45%	1.32%	1.19%	2.46%
SEC Returns (reflects applicable sales charges)		1.69%	-2.56%	0.70%	0.88%	2.31%
SEC Yields[2]	2.58%
Taxable Equivalent Yields[3]	4.45%
Class C Shares[4]							2/1/2002
NAV Returns		4.46%	-0.30%	0.56%	0.44%	1.72%
SEC Returns (reflects applicable sales charges)		3.46%	-1.28%	0.56%	0.44%	1.72%
SEC Yields[2]	1.92%
Taxable Equivalent Yields[3]	3.32%
Advisor Class Shares[1]							7/25/2016
NAV Returns		4.98%	0.78%	1.58%	—	1.09%
SEC Returns (reflects applicable sales charges)		4.98%	0.78%	1.58%	—	1.09%
SEC Yields[2]	2.91%
Taxable Equivalent Yields[3]	5.02%
Primary Benchmark:[5] Bloomberg 1-10 Year Blend Index		5.18%	1.91%	1.92%	1.85%	3.24%
Bloomberg 5-Year GO Municipal Bond Index		5.13%	2.01%	1.80%	1.59%	—
Lipper New York Intermediate Municipal Debt Funds Average		5.36%	0.52%	1.34%	1.37%	—

Past performance is no guarantee of future results and an investment in the Portfolio described could lose value. The current prospectus fee table shows the total annual operating expense ratios as 0.54%, 0.73%, 1.48% and 0.48% for New York Municipal Class, Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2023.

3	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

4	Assumes conversion of Class C shares into Class A shares after eight years.

5	Effective November 1, 2022, the Portfolio’s primary benchmark changed to the Bloomberg 1-10 Year Blend Index. Prior to November 1, 2022, the Portfolio measured its performance against Bloomberg 5-Year GO Municipal Bond Index.

See Disclosures, Risks and Note About Historical Performance on pages 6–12.

(Historical Performance continued on next page)

2023 Semi-Annual Report	17

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

		TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2023		PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Portfolio
Intermediate Duration Class Shares[1]							1/17/1989
NAV Returns		4.82%	-5.27%	0.61%	1.41%	5.14%
SEC Returns (reflects applicable sales charges)		4.82%	-5.27%	0.61%	1.41%	5.14%
SEC Yields[2]	4.23%
Class A Shares							7/22/2019
NAV Returns		4.64%	-5.66%	—	—	-1.76%
SEC Returns (reflects applicable sales charges)		0.23%	-9.65%	—	—	-2.91%
SEC Yields[2]	-1.12%
Advisor Class Shares[1]							7/22/2019
NAV Returns		4.77%	-5.43%	—	—	-1.54%
SEC Returns (reflects applicable sales charges)		4.77%	-5.43%	—	—	-1.54%
SEC Yields[2]	-0.93%
Class Z Shares[1]							7/22/2019
NAV Returns		4.73%	-5.34%	—	—	-1.17%
SEC Returns (reflects applicable sales charges)		4.73%	-5.34%	—	—	-1.17%
SEC Yields[2]	1.89%
Bloomberg US Aggregate Bond Index		4.89%	-4.78%	0.91%	1.36%	5.39%
Lipper Core Bond Funds Average		4.85%	-5.28%	0.83%	1.24%	—

Past performance is no guarantee of future results and an investment in the Portfolio described could lose value. The current prospectus fee table shows the total annual operating expense ratios as 0.56%, 5.51%, 5.53% and 3.01% for Intermediate Duration Class, Class A, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Portfolio’s total other expenses (excluding advisory fees, distribution and/or service fees, extraordinary expenses, interest expense, acquired fund fees and expenses other than the advisory fees of any affiliated funds in which the Portfolio may invest, expenses associated with securities sold short, and brokerage commission and other transaction costs) to 0.22%, 0.22% and 0.13% for Class A, Advisor Class and Class Z shares, respectively. The Portfolio’s net annual operating expenses (after application of contractual fee waivers and/or expense reimbursements) were: 0.90%, 0.66% and 0.57% for Class A, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 28, 2024. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2023.

See Disclosures, Risks and Note About Historical Performance on pages 6–12.

(Historical Performance continued on next page)

18	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

		TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2023		PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Short Duration Plus Portfolio
Short Duration Plus Class Shares[1]							12/12/1988
NAV Returns		1.96%	-0.18%	0.64%	0.53%	3.41%
SEC Returns (reflects applicable sales charges)		1.96%	-0.18%	0.64%	0.53%	3.41%
SEC Yields[2]	4.01%
Class A Shares							5/21/2003
NAV Returns		1.80%	-0.65%	0.17%	0.12%	0.85%
SEC Returns (reflects applicable sales charges)		-0.46%	-2.89%	-0.29%	-0.11%	0.74%
SEC Yields[2]	3.42%
Class C Shares[3]							5/21/2003
NAV Returns		1.61%	-0.91%	-0.02%	-0.08%	0.44%
SEC Returns (reflects applicable sales charges)		0.61%	-1.89%	-0.02%	-0.08%	0.44%
SEC Yields[2]	2.76%
ICE BofA 1-3 Year US Treasury Index		2.30%	0.20%	1.11%	0.81%	—
Lipper Short-Term Investment Grade Debt Funds Average		2.86%	-0.10%	1.29%	1.11%	—

Past performance is no guarantee of future results and an investment in the Portfolio described could lose value. The current prospectus fee table shows the total annual operating expense ratios as 0.54%, 0.97% and 1.72% for Short Duration Plus Class, Class A and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2023.

3	Assumes conversion of Class C shares into Class A shares after eight years.

See Disclosures, Risks and Note About Historical Performance on pages 6–12.

(Historical Performance continued on next page)

2023 Semi-Annual Report	19

Historical Performance (continued from previous page)

Emerging Markets Class Shares	Short Duration Diversified Municipal Class Shares
Growth of a $10,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

California Municipal Class Shares	Diversified Municipal Class Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

New York Municipal Class Shares
Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 or $10,000 investment as compared with the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended March 31, 2023.

See Disclosures, Risks and Note About Historical Performance on pages 6–12.

(Historical Performance continued on next page)

20	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Intermediate Duration Class Shares
Growth of a $25,000 Investment in the Portfolio

Short Duration Plus Class Shares
Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared with the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended March 31, 2023.

See Disclosures, Risks and Note About Historical Performance on pages 6–12.

2023 Semi-Annual Report	21

Expense Example—March 31, 2023 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2022	ENDING ACCOUNT VALUE MARCH 31, 2023	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Emerging Markets Class Shares
Actual	$1,000	$1,165.20	$7.02	1.30%
Hypothetical**	$1,000	$1,018.45	$6.54	1.30%
Class Z
Actual	$1,000	$1,166.50	$5.62	1.04%
Hypothetical**	$1,000	$1,019.75	$5.24	1.04%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,026.40	$2.32	0.46%
Hypothetical**	$1,000	$1,022.64	$2.32	0.46%

California Municipal Class Shares
Actual	$1,000	$1,048.50	$2.86	0.56%
Hypothetical**	$1,000	$1,022.14	$2.82	0.56%
Class A
Actual	$1,000	$1,047.50	$3.83	0.75%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%
Class C
Actual	$1,000	$1,043.60	$7.64	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Advisor Class
Actual	$1,000	$1,048.80	$2.55	0.50%
Hypothetical**	$1,000	$1,022.44	$2.52	0.50%

Diversified Municipal Class Shares
Actual	$1,000	$1,047.60	$2.50	0.49%
Hypothetical**	$1,000	$1,022.49	$2.47	0.49%
Class A
Actual	$1,000	$1,046.60	$3.47	0.68%
Hypothetical**	$1,000	$1,021.54	$3.43	0.68%
Class C
Actual	$1,000	$1,042.70	$7.33	1.44%
Hypothetical**	$1,000	$1,017.75	$7.24	1.44%
Advisor Class
Actual	$1,000	$1,047.90	$2.20	0.43%
Hypothetical**	$1,000	$1,022.79	$2.17	0.43%
Class Z
Actual	$1,000	$1,048.00	$2.09	0.41%
Hypothetical**	$1,000	$1,022.89	$2.07	0.41%

22	Sanford C. Bernstein Fund, Inc.

Expense Example—March 31, 2023 (Unaudited) (continued)

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2022	ENDING ACCOUNT VALUE MARCH 31, 2023	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
New York Municipal Class Shares
Actual	$1,000	$1,050.30	$2.81	0.55%
Hypothetical**	$1,000	$1,022.19	$2.77	0.55%
Class A
Actual	$1,000	$1,048.50	$3.83	0.75%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%
Class C
Actual	$1,000	$1,044.60	$7.65	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Advisor Class
Actual	$1,000	$1,049.80	$2.56	0.50%
Hypothetical**	$1,000	$1,022.44	$2.52	0.50%

Intermediate Duration Class Shares
Actual	$1,000	$1,048.20	$2.91	0.57%
Hypothetical**	$1,000	$1,022.09	$2.87	0.57%
Class A
Actual	$1,000	$1,046.40	$4.64	0.91%
Hypothetical**	$1,000	$1,020.39	$4.58	0.91%
Advisor Class
Actual	$1,000	$1,047.70	$3.37	0.66%
Hypothetical**	$1,000	$1,021.64	$3.33	0.66%
Class Z
Actual	$1,000	$1,047.30	$2.86	0.56%
Hypothetical**	$1,000	$1,022.14	$2.82	0.56%

Short Duration Plus Class Shares
Actual	$1,000	$1,019.60	$2.62	0.52%
Hypothetical**	$1,000	$1,022.34	$2.62	0.52%
Class A
Actual	$1,000	$1,018.00	$5.18	1.03%
Hypothetical**	$1,000	$1,019.80	$5.19	1.03%
Class C
Actual	$1,000	$1,016.10	$6.23	1.24%
Hypothetical**	$1,000	$1,018.75	$6.24	1.24%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2023 Semi-Annual Report	23

Portfolio Summary—March 31, 2023 (Unaudited)

Emerging Markets Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Information Technology	25.9%
Financials	21.4
Consumer Discretionary	20.0
Materials	7.9
Industrials	7.2
Utilities	4.5
Energy	3.6
Real Estate	3.0
Communication Services	2.7
Consumer Staples	2.2
Health Care	1.6

1	The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents 4.4% in MSCI EM Index and 1.4% in other emerging-market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

24	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2023 (Unaudited) (continued)

Short Duration Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

California Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

2023 Semi-Annual Report	25

Portfolio Summary—March 31, 2023 (Unaudited) (continued)

New York Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

1	The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.8% in 23 different states, Guam and Puerto Rico.

3	“Other” represents less than 0.1% in seven different states and American Samoa.

4	“Other” represents less than 2.3% in 34 different states, American Samoa, District of Columbia, Guam and Puerto Rico.

5	“Other” represents less than 0.3% in eight different states and American Samoa.

26	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2023 (Unaudited) (continued)

Intermediate Duration Portfolio

Security Type Breakdown[1]

Short Duration Plus Portfolio

Security Type Breakdown[1]

1	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.1% in Common Stocks and Governments—Sovereign Bonds.

2023 Semi-Annual Report	27

Statement of Assets and Liabilities—March 31, 2023 (Unaudited)

	EMERGING MARKETS PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,153,341,417	$263,309,913

Affiliated issuers	12,011,266	238,624

Foreign currencies, at value (a)	7,673,949	0

Cash	984	0

Cash collateral due from broker	511,000	37,544

Receivables:

Unaffiliated interest and dividends	3,745,863	3,526,132

Affiliated dividends	79,310	27,136

Investment securities sold and foreign currency transactions	2,664,658	130,000

Capital shares sold	537,135	17,759

Variation margin on centrally cleared swaps	0	2,379

Unrealized appreciation of forward currency exchange contracts	2,236,095	0

Unrealized appreciation of interest rate swaps	0	56,040

Other assets	59,360	0

Total assets	1,182,861,037	267,345,527

LIABILITIES

Cash collateral due to broker	270,000	0

Payables:

Dividends to shareholders	0	182,349

Investment securities purchased	5,607,428	1,022,925

Management fee	980,353	71,854

Capital shares redeemed	641,315	188,608

Shareholder servicing fee	220,210	24,169

Transfer Agent fee	36,920	3,192

Directors’ fees payable	424	81

Accrued expenses	545,582	77,206

Unrealized depreciation of forward currency exchange contracts	1,311,243	0

Total liabilities	9,613,475	1,570,384

NET ASSETS	$1,173,247,562	$265,775,143

Cost of investments

Unaffiliated issuers	$1,075,861,328	$268,277,984

Affiliated issuers	12,011,266	238,624

NET ASSETS CONSIST OF:

Capital stock, at par	$46,846	$21,517

Additional paid-in capital	1,223,388,177	272,499,295

Accumulated loss	(50,187,461)	(6,745,669)

	$1,173,247,562	$265,775,143

(a) Cost: $7,373,292 and $0, respectively. (Note 1)

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

28	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Emerging Markets Class/Short Duration Diversified Municipal Class Shares

Net Assets	$999,262,409	$265,775,143

Shares of capital stock outstanding	39,901,968	21,517,476

Net asset value, offering and redemption price per share	$25.04	$12.35

Class Z Shares

Net Assets	$173,985,153

Shares of capital stock outstanding	6,944,380

Net asset value and offering price per share	$25.05

See Notes to Financial Statements.

2023 Semi-Annual Report	29

Statement of Assets and Liabilities—March 31, 2023 (Unaudited) (continued)

	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

ASSETS

Investments in securities at value	$1,074,948,333	$5,167,874,956	$1,406,326,880

Cash	1,181,368	2,138,816	887,124

Cash collateral due from broker	3,154,699	13,645,141	3,298,803

Receivables:

Interest	14,290,752	63,825,154	16,365,109

Investment securities sold	0	983,759	306,344

Capital shares sold	914,036	6,288,304	753,782

Unrealized appreciation of interest rate swaps	1,197,619	5,522,862	1,640,626

Total assets	1,095,686,807	5,260,278,992	1,429,578,668

LIABILITIES

Cash collateral due to broker	1,470,000	5,800,000	1,820,000

Payables:

Dividends to shareholders	1,022,867	4,837,645	1,260,272

Investment securities purchased	3,276,172	11,793,244	3,123,513

Capital shares redeemed	1,373,713	7,705,517	1,317,284

Management fee	413,337	1,704,688	526,124

Variation margin on centrally cleared swaps	185,000	954,021	135,735

Shareholder servicing fee	82,001	367,759	114,202

Distribution fee	14,071	65,615	24,497

Transfer Agent fee	9,046	55,461	11,248

Directors’ fees payable	289	1,205	435

Terminated centrally cleared interest rate swaps	0	357	0

Accrued expenses	203,369	536,081	204,052

Market value on credit default swaps (a)	573,772	2,398,802	801,219

Total liabilities	8,623,637	36,220,395	9,338,581

NET ASSETS	$1,087,063,170	$5,224,058,597	$1,420,240,087

Cost of investments	$1,107,283,108	$5,316,811,047	$1,450,049,878

NET ASSETS CONSIST OF:

Capital stock, at par	$79,041	$377,743	$106,243

Additional paid-in capital	1,118,320,493	5,376,653,498	1,472,991,815

Accumulated loss	(31,336,364)	(152,972,644)	(52,857,971)

	$1,087,063,170	$5,224,058,597	$1,420,240,087

(a) Net premiums received of $270,086, $1,112,953 and $371,748, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

30	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Municipal Class Shares

Net Assets	$907,351,596	$4,065,346,599	$1,263,086,341

Shares of capital stock outstanding	65,974,507	293,971,001	94,482,148

Net asset value, offering and redemption price per share	$13.75	$13.83	$13.37

Class A Shares

Net Assets	$47,719,153	$242,129,365	$90,215,879

Shares of capital stock outstanding	3,469,411	17,496,052	6,750,778

Net asset value and redemption price per share	$13.75	$13.84	$13.36

Sales charge—3.00% of public offering price	0.43	0.43	0.41

Maximum offering price	$14.18	$14.27	$13.77

Class C Shares

Net Assets	$3,529,226	$12,468,863	$4,839,305

Shares of capital stock outstanding	256,637	901,298	362,125

Net asset value and offering price per share	$13.75	$13.83	$13.36

Advisor Class Shares

Net Assets	$128,463,195	$441,610,277	$62,098,562

Shares of capital stock outstanding	9,340,203	31,955,005	4,647,694

Net asset value and offering price per share	$13.75	$13.82	$13.36

Class Z Shares

Net Assets		$462,503,493

Shares of capital stock outstanding		33,419,380

Net asset value and offering price per share		$13.84

See Notes to Financial Statements.

2023 Semi-Annual Report	31

Statement of Assets and Liabilities—March 31, 2023 (Unaudited) (continued)

	INTERMEDIATE DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO

ASSETS

Unaffiliated issuers	$3,438,942,222	$282,157,965

Foreign currencies, at value (a)	75	0

Cash	5,227,492	3,392,885

Cash collateral due from broker	11,621,310	1,220,162

Receivables:

Interest	24,001,130	2,198,430

Investment securities sold	69,929,112	0

Capital shares sold	3,571,861	223,955

Variation margin on futures	707,696	49,523

Unrealized appreciation of forward currency exchange contracts	707	107,989

Other assets	29,221	2,302

Total assets	3,554,030,826	289,353,211

LIABILITIES

Payables:

Dividends to shareholders	4,143,180	351,748

Investment securities purchased	330,936,978	0

Capital shares redeemed	1,379,850	532,584

Management fee	1,258,430	91,694

Custody and accounting fees payable	246,896	82,930

Shareholder servicing fee	287,048	25,062

Foreign capital gains taxes	167,436	0

Variation margin on centrally cleared swaps	60,624	21,394

Transfer Agent fee	26,426	6,475

Distribution fee	122	4,425

Directors’ fees payable	1,139	83

Accrued expenses	192,233	37,116

Market value on credit default swaps (b)	1,636,521	0

Unrealized depreciation of forward currency exchange contracts	525,976	7,500

Total liabilities	340,862,859	1,161,011

NET ASSETS	$3,213,167,967	$288,192,200

Cost of investments	$3,649,996,454	$285,515,178

NET ASSETS CONSIST OF:

Capital stock, at par	$279,977	$26,062

Additional paid-in capital	3,696,199,791	314,292,067

Accumulated loss	(483,311,801)	(26,125,929)

	$3,213,167,967	$288,192,200

(a) Cost: $75 and $0, respectively. (Note 1)

(b) Net premiums received of $658,736 and $0, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

32	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Intermediate Duration Class/Short Duration Plus Class Shares

Net Assets	$3,212,509,201	$273,526,401

Shares of capital stock outstanding	279,919,403	24,736,316

Net asset value, offering and redemption price per share	$11.48	$11.06

Class A Shares

Net Assets	$547,755	$13,110,192

Shares of capital stock outstanding	47,666	1,184,814

Net asset value and redemption price per share	$11.49	$11.07

Sales charge—4.25% for Intermediate Duration Portfolio, 2.25% for Short Duration Plus Portfolio of public offering price	0.51	0.25

Maximum offering price	$12.00	$11.32

Class C Shares

Net Assets		$1,555,607

Shares of capital stock outstanding		140,859

Net asset value and offering price per share		$11.04

Advisor Class Shares

Net Assets	$102,399

Shares of capital stock outstanding	8,918.00

Net asset value and offering price per share	$11.48

Class Z Shares

Net Assets	$8,612

Shares of capital stock outstanding	750

Net asset value and offering price per share	$11.48

See Notes to Financial Statements.

2023 Semi-Annual Report	33

Statement of Operations—for the six months ended March 31, 2023 (Unaudited)

	EMERGING MARKETS PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$0	$2,536,605

Dividends

Unaffiliated issuers (a)	7,821,916	0

Affiliated issuers	314,033	140,330

Non-Cash Dividend Income	1,262,451	0

Total income	9,398,400	2,676,935

Expenses:

Management fee (see Note 2A)	5,387,344	382,421

Shareholder servicing fee (see Note 2B)	1,205,604	127,474

Custody and accounting fees	246,448	34,128

Transfer Agent fee—Non-Retail Class	128,284	10,440

Transfer Agent fee—Class Z	16,991	0

Registration fees	23,610	16,921

Directors’ fees and expenses	30,661	6,749

Legal fees	23,324	5,518

Auditing and tax fees	22,011	4,506

Printing fees	12,153	6,333

Miscellaneous	40,547	15,491

Total expenses	7,136,977	609,981

Less: expenses waived and reimbursed by the Adviser (see Note 2A, 2B and 2E)	(8,482)	(23,538)

Net expenses	7,128,495	586,443

Net investment income	2,269,905	2,090,492

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (b)	(98,373,798)	(458,687)

Forward currency exchange contracts	(7,021,952)	0

Swaps	0	2,783

Foreign currency transactions	969,551	0

Net realized loss on investment and foreign currency transactions	(104,426,199)	(455,904)

Net change in unrealized appreciation (depreciation) of:

Investments	264,716,501	5,064,747

Forward currency exchange contracts	6,281,482	0

Swaps	0	12,351

Foreign currency denominated assets and liabilities	357,743	0

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	271,355,726	5,077,098

Net realized and unrealized gain on investment and foreign currency transactions	166,929,527	4,621,194

Net increase in net assets resulting from operations	$169,199,432	$6,711,686

(a) Net of foreign withholding taxes of $1,752,846 and $0 for the Emerging Markets Portfolio and Short Duration Diversified Municipal Portfolio, respectively.

(b) Net of foreign realized capital gains taxes of $43 and $0 for the Emerging Markets Portfolio and Short Duration Diversified Municipal Portfolio, respectively.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

Statement of Operations—for the six months ended March 31, 2023 (Unaudited) (continued)

	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$16,256,900	$80,774,145	$20,363,292

Total income	16,256,900	80,774,145	20,363,292

Expenses:

Management fee (see Note 2A)	2,321,315	9,676,833	2,943,216

Shareholder servicing fee (see Note 2B)	463,157	2,099,859	638,093

Custody and accounting fees	77,541	144,839	85,687

Transfer Agent fee—Non-Retail Class	13,948	66,127	20,105

Transfer Agent fee—Class A	7,534	50,912	19,216

Transfer Agent fee—Class C	537	2,667	1,093

Transfer Agent fee—Advisor Class	17,821	90,960	12,283

Transfer Agent fee—Class Z	0	47,646	0

Distribution fees—Class A	64,294	317,520	117,351

Distribution fees—Class C	17,944	65,601	25,839

Directors’ fees and expenses	30,264	147,937	39,410

Registration fees	22,859	94,107	41,493

Legal fees	22,588	107,661	27,188

Auditing and tax fees	22,681	101,653	28,615

Printing fees	16,208	31,480	18,269

Miscellaneous	29,285	208,938	32,084

Total expenses	3,127,976	13,254,740	4,049,942

Net investment income	13,128,924	67,519,405	16,313,350

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions	(5,055,306)	(38,338,911)	(5,297,696)

Swaps	6,207,973	13,649,506	3,848,238

Net realized gain (loss) on investment transactions	1,152,667	(24,689,405)	(1,449,458)

Net change in unrealized appreciation (depreciation) of:

Investments	43,637,803	227,385,469	58,325,627

Swaps	(6,185,066)	(19,311,083)	(3,742,763)

Net change in unrealized appreciation (depreciation) of investments	37,452,737	208,074,386	54,582,864

Net realized and unrealized gain on investment transactions	38,605,404	183,384,981	53,133,406

Net increase in net assets resulting from operations	$51,734,328	$250,904,386	$69,446,756

See Notes to Financial Statements

2023 Semi-Annual Report	35

Statement of Operations—for the six months ended March 31, 2023 (Unaudited) (continued)

	INTERMEDIATE DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$59,518,007	$5,223,629

Dividends	112,868	0

Total income	59,630,875	5,223,629

Expenses:

Management fee (see Note 2A)	6,940,856	520,305

Shareholder servicing fee (see Note 2B)	1,577,432	140,849

Custody and accounting fees	124,984	46,889

Transfer Agent fee—Non-Retail Class	99,518	10,271

Transfer Agent fee—Class A	8,725	15,643

Transfer Agent fee—Class C	0	1,664

Transfer Agent fee—Advisor Class	775	0

Transfer Agent fee—Class Z	5	0

Distribution fees—Class A	681	17,683

Distribution fees—Class C	0	7,415

Directors’ fees and expenses	86,094	7,767

Registration fees	40,119	33,320

Legal fees	63,309	5,892

Auditing and tax fees	58,990	8,196

Printing fees	17,649	16,800

Miscellaneous	58,317	6,089

Total expenses	9,077,454	838,783

Less: expenses waived and reimbursed by the Adviser (see Note 2A, 2B and 2D)	(16,598)	(30,332)

Net expenses	9,060,856	808,451

Net investment income	50,570,019	4,415,178

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions	(121,465,229)	(5,894,318)

Forward currency exchange contracts	(1,376,764)	(12,892)

Futures	(18,260,374)	(2,050,518)

Swaps	(1,187,949)	56,424

Foreign currency transactions	(985,346)	(97,615)

Net realized loss on investment and foreign currency transactions	(143,275,662)	(7,998,919)

Net change in unrealized appreciation (depreciation) of:

Investments	221,156,586	7,322,161

Forward currency exchange contracts	(1,358,943)	59,005

Futures	21,162,574	1,988,938

Swaps	(443,807)	(237,701)

Foreign currency denominated assets and liabilities	118,108	10,517

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	240,634,518	9,142,920

Net realized and unrealized gain on investment and foreign currency transactions	97,358,856	1,144,001

Net increase in net assets resulting from operations	$147,928,875	$5,559,179

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

Statement of Changes in Net Assets

	EMERGING MARKETS PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$2,269,905	$18,119,479	$2,090,492	$1,854,254

Net realized loss on investment and foreign currency transactions	(104,426,199)	(14,942,947)	(455,904)	(474,192)

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	271,355,726	(415,177,902)	5,077,098	(12,192,639)

Net increase (decrease) in net assets resulting from operations	169,199,432	(412,001,370)	6,711,686	(10,812,577)

Distributions to shareholders	(14,810,926)	(127,708,313)	(2,087,784)	(1,847,857)

Capital-share transactions:

Net proceeds from sales of shares	65,163,743	104,232,917	103,711,633	198,031,690

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	12,035,795	120,829,789	1,737,875	1,578,267

Total proceeds from shares sold	77,199,538	225,062,706	105,449,508	199,609,957

Cost of shares redeemed	(82,363,114)	(106,519,109)	(70,345,481)	(243,044,047)

Net increase (decrease) in net assets from capital-share transactions	(5,163,576)	118,543,597	35,104,027	(43,434,090)

Net increase (decrease) in net assets	149,224,930	(421,166,086)	39,727,929	(56,094,524)

NET ASSETS:

Beginning of period	1,024,022,632	1,445,188,718	226,047,214	282,141,738

End of period	$1,173,247,562	$1,024,022,632	$265,775,143	$226,047,214

See Notes to Financial Statements.

2023 Semi-Annual Report	37

Statement of Changes in Net Assets (continued)

	CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$13,128,924	$22,322,921	$67,519,405	$123,590,667

Net realized gain (loss) on investment transactions	1,152,667	(2,022,839)	(24,689,405)	(13,166,796)

Net change in unrealized appreciation (depreciation) of investments	37,452,737	(116,739,711)	208,074,386	(625,404,701)

Net increase (decrease) in net assets resulting from operations	51,734,328	(96,439,629)	250,904,386	(514,980,830)

Distributions to shareholders	(13,918,794)	(21,456,217)	(68,598,766)	(120,398,406)

Capital-share transactions:

Net proceeds from sales of shares	375,595,566	307,949,541	1,177,792,019	1,334,029,727

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	9,916,824	15,729,268	48,664,755	89,555,226

Total proceeds from shares sold	385,512,390	323,678,809	1,226,456,774	1,423,584,953

Cost of shares redeemed	(438,161,541)	(496,377,732)	(1,704,255,163)	(1,989,402,821)

Net decrease in net assets from capital-share transactions	(52,649,151)	(172,698,923)	(477,798,389)	(565,817,868)

Net decrease in net assets	(14,833,617)	(290,594,769)	(295,492,769)	(1,201,197,104)

NET ASSETS:

Beginning of period	1,101,896,787	1,392,491,556	5,519,551,366	6,720,748,470

End of period	$1,087,063,170	$1,101,896,787	$5,224,058,597	$5,519,551,366

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

Statement of Changes in Net Assets (continued)

	NEW YORK MUNICIPAL PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$16,313,350	$31,623,088	$50,570,019	$58,543,003

Net realized loss on investment transactions	(1,449,458)	(6,167,733)	(143,275,662)	(131,827,478)

Net change in unrealized appreciation (depreciation) of investments	54,582,864	(160,860,446)	240,634,518	(501,449,742)

Net increase (decrease) in net assets resulting from operations	69,446,756	(135,405,091)	147,928,875	(574,734,217)

Distributions to shareholders	(16,871,087)	(31,131,616)	(51,321,018)	(96,525,241)

Capital-share transactions:

Net proceeds from sales of shares	476,834,488	205,642,206	246,451,005	395,517,888

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	12,140,029	23,893,460	35,877,623	80,772,362

Total proceeds from shares sold	488,974,517	229,535,666	282,328,628	476,290,250

Cost of shares redeemed	(561,754,189)	(422,401,671)	(256,319,943)	(561,976,742)

Net increase (decrease) in net assets from capital-share transactions	(72,779,672)	(192,866,005)	26,008,685	(85,686,492)

Net increase (decrease) in net assets	(20,204,003)	(359,402,712)	122,616,542	(756,945,950)

NET ASSETS:

Beginning of period	1,440,444,090	1,799,846,802	3,090,551,425	3,847,497,375

End of period	$1,420,240,087	$1,440,444,090	$3,213,167,967	$3,090,551,425

See Notes to Financial Statements.

2023 Semi-Annual Report	39

Statement of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$4,415,178	$1,850,606

Net realized loss on investment and foreign currency transactions	(7,998,919)	(5,295,795)

Net change in unrealized appreciation (depreciation) of investments	9,142,920	(10,628,827)

Net increase (decrease) in net assets resulting from operations	5,559,179	(14,074,016)

Distributions to shareholders	(4,397,346)	(1,831,719)

Capital-share transactions:

Net proceeds from sales of shares	76,541,821	191,978,729

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	3,642,573	1,347,261

Total proceeds from shares sold	80,184,394	193,325,990

Cost of shares redeemed	(132,565,642)	(100,109,377)

Net increase (decrease) in net assets from capital-share transactions	(52,381,248)	93,216,613

Net increase (decrease) in net assets	(51,219,415)	77,310,878

NET ASSETS:

Beginning of period	339,411,615	262,100,737

End of period	$288,192,200	$339,411,615

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

Statement of Changes in Net Assets (continued)

	EMERGING MARKETS PORTFOLIO

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22

Distributions to shareholders:

Emerging Markets Class	$(12,145,220)	$(107,857,795)

Class Z	(2,665,706)	(19,850,518)

	$(14,810,926)	$(127,708,313)

	CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22

Distributions to shareholders:

Municipal Class	$(11,703,737)	$(18,916,809)	$(53,469,701)	$(95,675,758)

Class A	(601,182)	(971,204)	(2,986,851)	(5,215,911)

Class C	(28,700)	(32,897)	(105,088)	(153,564)

Advisor Class	(1,585,175)	(1,535,307)	(5,911,118)	(9,328,332)

Class Z	0	0	(6,126,008)	(10,024,841)

	$(13,918,794)	$(21,456,217)	$(68,598,766)	$(120,398,406)

	NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22

Distributions to shareholders:

Municipal Class	$(15,094,309)	$(28,049,433)

Class A	(1,015,393)	(1,772,845)

Class C	(36,398)	(67,861)

Advisor Class	(724,987)	(1,241,477)

	$(16,871,087)	$(31,131,616)

See Notes to Financial Statements.

2023 Semi-Annual Report	41

Statement of Changes in Net Assets (continued)

	INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22

Distributions to shareholders:

Intermediate Duration Portfolio	$(51,312,122)	$(96,507,904)

Class A	(7,885)	(16,803)

Advisor Class	(871)	(279)

Class Z	(140)	(255)

	$(51,321,018)	$(96,525,241)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22

Distributions to shareholders:

Short Duration Plus Class	$(4,204,775)	$(1,792,732)

Class A	(175,465)	(36,975)

Class C	(17,106)	(2,012)

	$(4,397,346)	$(1,831,719)

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO EMERGING MARKETS CLASS

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$21.77		$33.43	$27.17	$26.03	$28.39	$31.25

Income from investment operations:

Investment income, net (a)(b)	.04		.38	.50	.32	.51	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.54		(9.10)	6.32	1.26	(.95)	(2.90)

Contributions from affiliates	0		0	0	.00 (c)	.00 (c)	.00 (c)

Total from investment operations	3.58		(8.72)	6.82	1.58	(.44)	(2.62)

Less dividends and distributions:

Dividends from net investment income	(.31)		(.66)	(.56)	(.44)	(.33)	(.17)

Distributions from net realized gain on investment transactions	0		(2.28)	0	0	(1.59)	(.07)

Total dividends and distributions	(.31)		(2.94)	(.56)	(.44)	(1.92)	(.24)

Net asset value, end of period	$25.04		$21.77	$33.43	$27.17	$26.03	$28.39

Total Return

Total investment return based on net asset value (d)(e)	16.52%		(28.60)%	25.20%	6.04%	(.91)%	(8.46)% (f)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$999,263		$871,486	$1,225,396	$1,056,249	$1,120,427	$1,174,312

Average net assets (000 omitted)	$956,621		$1,120,511	$1,252,078	$1,085,654	$1,123,274	$1,316,137

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.30%	(g)	1.28%	1.28%	1.29%	1.30%	1.33%

Expenses, before waivers/reimbursements	1.30%	(g)	1.29%	1.28%	1.30%	1.30%	1.33%

Net investment income (b)	.36%	(g)	1.34%	1.50%	1.22%	1.96%	.86%

Portfolio turnover rate	26%		57%	68%	85%	92%	65%

See Footnote Summary on page 66.

See Notes to Financial Statements.

2023 Semi-Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO CLASS Z

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$21.81		$33.50	$27.22	$26.08	$28.43	$31.32

Income From Investment Operations

Net investment income (a)(b)	.07		.45	.59	.39	.57	.37

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.55		(9.11)	6.32	1.26	(.93)	(2.92)

Contributions from affiliates	0		0	0	.00 (c)	.00 (c)	.00 (c)

Total from investment operations	3.62		(8.66)	6.91	1.65	(.36)	(2.55)

Less dividends and distributions:

Dividends from net investment income	(.38)		(.75)	(.63)	(.51)	(.40)	(.27)

Distributions from net realized gain on investment transactions	0		(2.28)	0	0	(1.59)	(.07)

Total dividends and distributions	(.38)		(3.03)	(.63)	(.51)	(1.99)	(.34)

Net asset value, end of period	$25.05		$21.81	$33.50	$27.22	$26.08	$28.43

Total Return

Total investment return based on net asset value (d)(e)	16.65%		(28.43)%	25.56%	6.33%	(.66)%	(8.26)% (f)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$173,985		$152,537	$219,793	$181,910	$176,887	$177,907

Average net assets (000 omitted)	$168,311		$198,222	$220,989	$178,143	$175,583	$189,542

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.04%	(g)	1.03%	1.03%	1.04%	1.04%	1.07%

Expenses, before waivers/reimbursements	1.04%	(g)	1.04%	1.03%	1.04%	1.04%	1.08%

Net investment income (b)	.62%	(g)	1.57%	1.76%	1.50%	2.21%	1.16%

Portfolio turnover rate	26%		57%	68%	85%	92%	65%

See Footnote Summary on page 66.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO SHORT DURATION DIVERSIFIED MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$12.13		$12.77	$12.76	$12.63	$12.50	$12.60

Income from investment operations

Investment income, net (a)(b)	.10		.09	.10	.14	.17	.12

Net realized and unrealized gain (loss) on investment transactions	.22		(.64)	.02	.14	.13	(.10)

Total from investment operations	.32		(.55)	.12	.28	.30	.02

Less: Dividends

Dividends from net investment income	(.10)		(.09)	(.11)	(.15)	(.17)	(.12)

Net asset value, end of period	$12.35		$12.13	$12.77	$12.76	$12.63	$12.50

Total Return

Total investment return based on net asset value (d)	2.64%		(4.27)%	.91%	2.20%	2.41%	.18%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$265,775		$226,047	$282,142	$210,145	$191,091	$188,148

Average net assets (000 omitted)	$252,869		$245,118	$238,495	$205,125	$186,888	$199,804

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (h)	.46%	(g)	.36%	.39%	.48%	.50%	.52%

Expenses, before waivers/reimbursements (h)	.48%	(g)	.47%	.48%	.49%	.50%	.52%

Net investment income (b)	1.64%	(g)	.76%	.81%	1.13%	1.34%	.97%

Portfolio turnover rate	14%		40%	35%	45%	57%	58%

See Footnote Summary on page 66.

See Notes to Financial Statements.

2023 Semi-Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$13.28		$14.60	$14.52	$14.44	$13.99	$14.32

Income from investment operations:

Investment income, net (a)	.16		.25	.24	.29	.31	.31

Net realized and unrealized gain (loss) on investment transactions	.48		(1.33)	.08	.08	.45	(.33)

Total from investment operations	.64		(1.08)	.32	.37	.76	(.02)

Less dividends:

Dividends from net investment income	(.17)		(.24)	(.24)	(.29)	(.31)	(.31)

Net asset value, end of period	$13.75		$13.28	$14.60	$14.52	$14.44	$13.99

Total Return

Total investment return based on net asset value (d)	4.85%		(7.46)%	2.21%	2.59%	5.50%	(.13)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$907,352		$938,638	$1,228,752	$1,243,747	$1,212,947	$1,189,754

Average net assets (000 omitted)	$918,781		$1,116,698	$1,252,402	$1,222,654	$1,181,680	$1,177,686

Ratio to average net assets of:

Expenses	.56%	(g)	.55%	.54%	.55%	.55%	.55%

Net investment income	2.38%	(g)	1.76%	1.66%	1.98%	2.17%	2.19%

Portfolio turnover rate	13%		23%	27%	16%	24%	38%

See Footnote Summary on page 66.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO CLASS A

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$13.28		$14.60	$14.52	$14.44	$13.99	$14.33

Income From Investment Operations

Net investment income (a)	.15		.22	.22	.26	.28	.28

Net realized and unrealized gain (loss) on investment transactions	.48		(1.33)	.07	.08	.46	(.34)

Total from investment operations	.63		(1.11)	.29	.34	.74	(.06)

Less: Dividends

Dividends from net investment income	(.16)		(.21)	(.21)	(.26)	(.29)	(.28)

Net asset value, end of period	$13.75		$13.28	$14.60	$14.52	$14.44	$13.99

Total Return

Total investment return based on net asset value (d)	4.75%		(7.63)%	2.03%	2.39%	5.30%	(.33)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$47,719		$57,141	$76,220	$82,318	$73,875	$77,469

Average net assets (000 omitted)	$51,016		$64,530	$83,485	$79,385	$66,990	$85,754

Ratio to average net assets of:

Expenses	.75%	(g)	.73%	.73%	.73%	.73%	.75%

Net investment income	2.19%	(g)	1.57%	1.48%	1.79%	1.98%	1.98%

Portfolio turnover rate	13%		23%	27%	16%	24%	38%

See Footnote Summary on page 66.

See Notes to Financial Statements.

2023 Semi-Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO CLASS C

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$13.28		$14.59	$14.52	$14.44	$13.98	$14.32

Income From Investment Operations

Net investment income (a)	.10		.12	.11	.15	.18	.17

Net realized and unrealized gain (loss) on investment transactions	.48		(1.32)	.06	.08	.46	(.33)

Total from investment operations	.58		(1.20)	.17	.23	.64	(.16)

Less: Dividends

Dividends from net investment income	(.11)		(.11)	(.10)	(.15)	(.18)	(.18)

Net asset value, end of period	$13.75		$13.28	$14.59	$14.52	$14.44	$13.98

Total Return

Total investment return based on net asset value (d)	4.36%		(8.26)%	1.19%	1.62%	4.59%	(1.15)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$3,529		$3,652	$4,828	$6,586	$10,910	$11,886

Average net assets (000 omitted)	$3,560		$4,376	$5,934	$9,405	$11,297	$14,022

Ratio to average net assets of:

Expenses	1.50%	(g)	1.49%	1.48%	1.48%	1.49%	1.50%

Net investment income	1.46%	(g)	.82%	.73%	1.05%	1.24%	1.23%

Portfolio turnover rate	13%		23%	27%	16%	24%	38%

See Footnote Summary on page 66.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO ADVISOR CLASS

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$13.28		$14.60	$14.52	$14.44	$13.99	$14.32

Income From Investment Operations

Net investment income (a)	.17		.26	.25	.29	.31	.32

Net realized and unrealized gain (loss) on investment transactions	.47		(1.33)	.08	.08	.46	(.33)

Total from investment operations	.64		(1.07)	.33	.37	.77	(.01)

Less: Dividends

Dividends from net investment income	(.17)		(.25)	(.25)	(.29)	(.32)	(.32)

Net asset value, end of period	$13.75		$13.28	$14.60	$14.52	$14.44	$13.99

Total Return

Total investment return based on net asset value (d)	4.88%		(7.40)%	2.28%	2.65%	5.56%	(.08)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$128,463		$102,466	$82,692	$60,140	$38,534	$21,792

Average net assets (000 omitted)	$121,253		$85,505	$70,376	$46,691	$27,392	$17,250

Ratio to average net assets of:

Expenses	.50%	(g)	.48%	.48%	.49%	.48%	.50%

Net investment income	2.45%	(g)	1.86%	1.71%	2.03%	2.21%	2.24%

Portfolio turnover rate	13%		23%	27%	16%	24%	38%

See Footnote Summary on page 66.

See Notes to Financial Statements.

2023 Semi-Annual Report	49

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$13.37		$14.80	$14.67	$14.57	$14.05	$14.43

Income from investment operations:

Investment income, net (a)	.17		.28	.28	.33	.34	.31

Net realized and unrealized gain (loss) on investment transactions	.46		(1.44)	.13	.10	.52	(.38)

Total from investment operations	.63		(1.16)	.41	.43	.86	(.07)

Less dividends:

Dividends from net investment income	(.17)		(.27)	(.28)	(.33)	(.34)	(.31)

Net asset value, end of period	$13.83		$13.37	$14.80	$14.67	$14.57	$14.05

Total Return

Total investment return based on net asset value (d)	4.76%		(7.89)%	2.79%	2.99%	6.21%	(.45)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$4,065,348		$4,296,196	$5,390,502	$5,035,751	$4,989,558	$5,479,314

Average net assets (000 omitted)	$4,165,553		$5,011,517	$5,276,753	$5,013,687	$5,238,466	$5,511,547

Ratio to average net assets of:

Expenses	.49%	(g)	.47%	.47%	.47%	.47%	.46%

Net investment income	2.51%	(g)	1.96%	1.89%	2.26%	2.38%	2.20%

Portfolio turnover rate	10%		15%	22%	20%	22%	23%

See Footnote Summary on page 66.

See Notes to Financial Statements.

50	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO CLASS A

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$13.38		$14.81	$14.68	$14.58	$14.06	$14.44

Income From Investment Operations

Net investment income (a)	.16		.25	.25	.30	.31	.27

Net realized and unrealized gain (loss) on investment transactions	.46		(1.43)	.13	.10	.53	(.38)

Total from investment operations	.62		(1.18)	.38	.40	.84	(.11)

Less: Dividends

Dividends from net investment income	(.16)		(.25)	(.25)	(.30)	(.32)	(.27)

Net asset value, end of period	$13.84		$13.38	$14.81	$14.68	$14.58	$14.06

Total Return

Total investment return based on net asset value (d)	4.66%		(8.06)%	2.59%	2.78%	5.99%	(.73)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$242,129		$261,936	$349,953	$271,074	$233,833	$225,477

Average net assets (000 omitted)	$251,945		$303,281	$319,098	$248,192	$221,783	$286,472

Ratio to average net assets of:

Expenses	.68%	(g)	.65%	.66%	.67%	.66%	.73%

Net investment income	2.31%	(g)	1.77%	1.69%	2.04%	2.18%	1.92%

Portfolio turnover rate	10%		15%	22%	20%	22%	23%

See Footnote Summary on page 66.

See Notes to Financial Statements.

2023 Semi-Annual Report	51

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	DIVERSIFIED MUNICIPAL PORTFOLIO CLASS C

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$13.37		$14.81	$14.68	$14.57	$14.05	$14.44

Income From Investment Operations

Net investment income (a)	.11		.15	.14	.19	.20	.17

Net realized and unrealized gain (loss) on investment transactions	.46		(1.45)	.13	.11	.53	(.39)

Total from investment operations	.57		(1.30)	.27	.30	.73	(.22)

Less: Dividends

Dividends from net investment income	(.11)		(.14)	(.14)	(.19)	(.21)	(.17)

Net asset value, end of period	$13.83		$13.37	$14.81	$14.68	$14.57	$14.05

Total Return

Total investment return based on net asset value (d)	4.27%		(8.81)%	1.82%	2.07%	5.20%	(1.54)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$12,469		$13,576	$18,542	$34,743	$42,152	$56,339

Average net assets (000 omitted)	$13,013		$15,772	$28,338	$39,529	$50,386	$64,699

Ratio to average net assets of:

Expenses	1.44%	(g)	1.40%	1.41%	1.43%	1.43%	1.48%

Net investment income	1.56%	(g)	1.02%	.96%	1.30%	1.42%	1.17%

Portfolio turnover rate	10%		15%	22%	20%	22%	23%

See Footnote Summary on page 66.

See Notes to Financial Statements.

52	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO ADVISOR CLASS

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$13.36		$14.79	$14.66	$14.55	$14.04	$14.42

Income From Investment Operations

Net investment income (a)	.18		.29	.29	.33	.34	.31

Net realized and unrealized gain (loss) on investment transactions	.46		(1.44)	.13	.11	.52	(.38)

Total from investment operations	.64		(1.15)	.42	.44	.86	(.07)

Less: Dividends

Dividends from net investment income	(.18)		(.28)	(.29)	(.33)	(.35)	(.31)

Net asset value, end of period	$13.82		$13.36	$14.79	$14.66	$14.55	$14.04

Total Return

Total investment return based on net asset value (d)	4.79%		(7.84)%	2.85%	3.11%	6.20%	(.48)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$441,610		$477,015	$456,386	$377,082	$278,371	$761,637

Average net assets (000 omitted)	$450,929		$467,739	$419,891	$332,267	$306,629	$1,161,023

Ratio to average net assets of:

Expenses	.43%	(g)	.40%	.41%	.43%	.43%	.48%

Net investment income	2.56%	(g)	2.04%	1.94%	2.29%	2.40%	2.17%

Portfolio turnover rate	10%		15%	22%	20%	22%	23%

See Footnote Summary on page 66.

See Notes to Financial Statements.

2023 Semi-Annual Report	53

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	DIVERSIFIED MUNICIPAL PORTFOLIO CLASS Z

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	7/02/18(i) TO 9/30/18

Net asset value, beginning of period	$13.38		$14.81	$14.68	$14.58	$14.06	$14.15

Income From Investment Operations

Net investment income (a)	.18		.29	.29	.34	.35	.08

Net realized and unrealized gain (loss) on investment transactions	.46		(1.44)	.13	.10	.53	(.10)

Total from investment operations	.64		(1.15)	.42	.44	.88	(.02)

Less: Dividends

Dividends from net investment income	(.18)		(.28)	(.29)	(.34)	(.36)	(.07)

Net asset value, end of period	$13.84		$13.38	$14.81	$14.68	$14.58	$14.06

Total Return

Total investment return based on net asset value (d)	4.80%		(7.81)%	2.87%	3.08%	6.29%	(.06)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$462,503		$470,829	$505,365	$509,910	$844,127	$472,528

Average net assets (000 omitted)	$462,520		$500,681	$485,522	$590,892	$776,520	$258,733

Ratio to average net assets of:

Expenses	.41%	(g)	.39%	.38%	.39%	.38%	.40%	(g)(j)

Net investment income	2.59%	(g)	2.05%	1.97%	2.34%	2.47%	2.49%	(g)(j)

Portfolio turnover rate	10%		15%	22%	20%	22%	23%

See Footnote Summary on page 66.

See Notes to Financial Statements.

54	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$12.88		$14.25	$14.04	$14.18	$13.68	$14.07

Income from investment operations:

Investment income, net (a)	.15		.26	.27	.30	.32	.31

Net realized and unrealized gain (loss) on investment transactions	.49		(1.37)	.20	(.13)	.50	(.39)

Contributions from affiliates	0		0	0	0	0	.00 (c)

Total from investment operations	.64		(1.11)	.47	.17	.82	(.08)

Less dividends:

Dividends from net investment income	(.15)		(.26)	(.26)	(.31)	(.32)	(.31)

Net asset value, end of period	$13.37		$12.88	$14.25	$14.04	$14.18	$13.68

Total Return

Total investment return based on net asset value (d)	5.03%		(7.89)%	3.38%	1.22%	6.03%	(.57)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,263,086		$1,277,132	$1,606,925	$1,585,884	$1,629,139	$1,631,011

Average net assets (000 omitted)	$1,265,792		$1,497,091	$1,623,786	$1,599,889	$1,619,580	$1,621,380

Ratio to average net assets of:

Expenses	.55%	(g)	.54%	.53%	.54%	.53%	.53%

Net investment income	2.29%	(g)	1.90%	1.86%	2.17%	2.27%	2.23%

Portfolio turnover rate	8%		14%	18%	18%	18%	23%

See Footnote Summary on page 66.

See Notes to Financial Statements.

2023 Semi-Annual Report	55

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	NEW YORK MUNICIPAL PORTFOLIO CLASS A

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$12.88		$14.25	$14.03	$14.17	$13.68	$14.07

Income From Investment Operations

Net investment income (a)	.14		.23	.24	.28	.29	.28

Net realized and unrealized gain (loss) on investment transactions	.48		(1.37)	.22	(.14)	.49	(.39)

Total from investment operations	.62		(1.14)	.46	.14	.78	(.11)

Less: Dividends

Dividends from net investment income	(.14)		(.23)	(.24)	(.28)	(.29)	(.28)

Net asset value, end of period	$13.36		$12.88	$14.25	$14.03	$14.17	$13.68

Total Return

Total investment return based on net asset value (d)	4.85%		(8.07)%	3.26%	1.03%	5.74%	(.77)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$90,216		$96,286	$116,552	$117,874	$119,718	$121,201

Average net assets (000 omitted)	$93,115		$105,328	$117,041	$119,315	$121,023	$130,420

Ratio to average net assets of:

Expenses	.75%	(g)	.73%	.73%	.72%	.74%	.73%

Net investment income	2.08%	(g)	1.71%	1.67%	1.98%	2.06%	2.03%

Portfolio turnover rate	8%		14%	18%	18%	18%	23%

See Footnote Summary on page 66.

See Notes to Financial Statements.

56	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO CLASS C

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$12.88		$14.25	$14.03	$14.17	$13.68	$14.07

Income From Investment Operations

Net investment income (a)	.09		.13	.13	.17	.18	.18

Net realized and unrealized gain (loss) on investment transactions	.48		(1.37)	.22	(.13)	.49	(.39)

Total from investment operations	.57		(1.24)	.35	.04	.67	(.21)

Less: Dividends

Dividends from net investment income	(.09)		(.13)	(.13)	(.18)	(.18)	(.18)

Net asset value, end of period	$13.36		$12.88	$14.25	$14.03	$14.17	$13.68

Total Return

Total investment return based on net asset value (d)	4.46%		(8.76)%	2.47%	.27%	4.95%	(1.50)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$4,839		$5,515	$8,982	$19,813	$27,143	$33,716

Average net assets (000 omitted)	$5,126		$7,393	$15,076	$23,921	$29,799	$38,176

Ratio to average net assets of:

Expenses	1.50%	(g)	1.48%	1.48%	1.48%	1.49%	1.48%

Net investment income	1.33%	(g)	.95%	.93%	1.23%	1.31%	1.28%

Portfolio turnover rate	8%		14%	18%	18%	18%	23%

See Footnote Summary on page 66.

See Notes to Financial Statements.

2023 Semi-Annual Report	57

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	NEW YORK MUNICIPAL PORTFOLIO ADVISOR CLASS

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$12.88		$14.24	$14.03	$14.17	$13.68	$14.07

Income From Investment Operations

Net investment income (a)	.16		.27	.27	.31	.32	.32

Net realized and unrealized gain (loss) on investment transactions	.47		(1.36)	.21	(.13)	.49	(.39)

Total from investment operations	.63		(1.09)	.48	.18	.81	(.07)

Less: Dividends

Dividends from net investment income	(.15)		(.27)	(.27)	(.32)	(.32)	(.32)

Net asset value, end of period	$13.36		$12.88	$14.24	$14.03	$14.17	$13.68

Total Return

Total investment return based on net asset value (d)	4.98%		(7.77)%	3.44%	1.28%	6.00%	(.51)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$62,099		$61,511	$67,388	$64,546	$57,173	$37,003

Average net assets (000 omitted)	$59,552		$64,326	$62,323	$63,077	$45,530	$32,710

Ratio to average net assets of:

Expenses	.50%	(g)	.48%	.48%	.47%	.49%	.48%

Net investment income	2.34%	(g)	1.96%	1.91%	2.22%	2.30%	2.28%

Portfolio turnover rate	8%		14%	18%	18%	18%	23%

See Footnote Summary on page 66.

See Notes to Financial Statements.

58	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO INTERMEDIATE DURATION CLASS

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$11.13		$13.49	$14.02	$13.54	$12.76	$13.23

Income from investment operations:

Investment income, net (a)	.18		.21	.25	.35	.38	.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34		(2.23)	(.28)	.51	.83	(.45)

Contributions from affiliates	0		0	0	0	.00 (c)	0

Total from investment operations	.52		(2.02)	(.03)	.86	1.21	(.15)

Less dividends and distributions:

Dividends from net investment income	(.17)		(.21)	(.26)	(.38)	(.43)	(.32)

Distributions from net realized gain on investment transactions	0		(.13)	(.24)	0	0	0

Total dividends and distributions	(.17)		(.34)	(.50)	(.38)	(.43)	(.32)

Net asset value, end of period	$11.48		$11.13	$13.49	$14.02	$13.54	$12.76

Total Return

Total investment return based on net asset value (d)	4.82%		(15.25)%	(.23)%	6.35%	9.70%	(1.14)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$3,212,509		$3,089,962	$3,845,735	$3,696,937	$3,416,459	$3,291,645

Average net assets (000 omitted)	$3,129,037		$3,542,155	$3,818,467	$3,503,078	$3,289,133	$3,339,472

Ratio to average net assets of:

Expenses	.57%	(g)	.56%	.56%	.57%	.57%	.57%

Net investment income	3.21%	(g)	1.65%	1.81%	2.54%	2.95%	2.34%

Portfolio turnover rate (k)	102%		122%	123%	72%	62%	201%

See Footnote Summary on page 66.

See Notes to Financial Statements.

2023 Semi-Annual Report	59

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO CLASS A

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	7/23/19(i) TO 9/30/19

Net asset value, beginning of period	$11.14		$13.50	$14.03	$13.55	$13.36

Income From Investment Operations

Net investment income (a)	.16	(b)	.16 (b)	.18 (b)	.15	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35		(2.22)	(.29)	.52	.18

Total from investment operations	.51		(2.06)	(.11)	.67	.22

Less: Dividends and Distributions

Dividends from net investment income	(.16)		(.17)	(.18)	(.19)	(.03)

Distributions from net realized gain on investment transactions	0		(.13)	(.24)	0	0

Total dividends and distributions	(.16)		(.30)	(.42)	(.19)	(.03)

Net asset value, end of period	$11.49		$11.14	$13.50	$14.03	$13.55

Total Return

Total investment return based on net asset value (d)	4.64%		(15.54)%	(.86)%	5.08%	1.71%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$548		$572	$1,741	$693	$10

Average net assets (000 omitted)	$540		$746	$1,438	$170	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.91%	(g)	.90%	1.03%	1.82%	2.00%	(g)

Expenses, before waivers/reimbursements	6.47%	(g)	5.51%	3.95%	1.82%	2.00%	(g)

Net investment income	2.84%	(b)(g)	1.26% (b)	1.29% (b)	1.11%	1.34%	(g)

Portfolio turnover rate (k)	102%		122%	123%	72%	62%

See Footnote Summary on page 66.

See Notes to Financial Statements.

60	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO ADVISOR CLASS

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	7/23/19(i) TO 9/30/19

Net asset value, beginning of period	$11.13		$13.49	$14.03	$13.55	$13.36

Income From Investment Operations

Net investment income (a)	.19	(b)	.20 (b)	.21 (b)	.20	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		(2.23)	(.29)	.51	.19

Total from investment operations	.52		(2.03)	(.08)	.71	.23

Less: Dividends

Dividends from net investment income	(.17)		(.20)	(.22)	(.23)	(.04)

Distributions from net realized gain on investment transactions	0		(.13)	(.24)	0	0

Total dividends and distributions	(.17)		(.33)	(.46)	(.23)	(.04)

Net asset value, end of period	$11.48		$11.13	$13.49	$14.03	$13.55

Total Return

Total investment return based on net asset value (d)	4.77%		(15.33)%	(.62)%	5.28%	1.76%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$102		$9	$11	$11	$10

Average net assets (000 omitted)	$51		$11	$11	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.66%	(g)	.66%	.86%	1.64%	1.75%	(g)

Expenses, before waivers/reimbursements	5.94%	(g)	5.53%	3.36%	1.64%	1.75%	(g)

Net investment income	3.37%	(b)(g)	1.60% (b)	1.51% (b)	1.47%	1.64%	(g)

Portfolio turnover rate (k)	102%		122%	123%	72%	62%

See Footnote Summary on page 66.

See Notes to Financial Statements.

2023 Semi-Annual Report	61

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO CLASS Z

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	7/23/19(i) TO 9/30/19

Net asset value, beginning of period	$11.13		$13.49	$14.03	$13.55	$13.36

Income From Investment Operations

Net investment income (a)	.18	(b)	.21 (b)	.24 (b)	.31	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35		(2.23)	(.29)	.51	.18

Total from investment operations	.53		(2.02)	(.05)	.82	.25

Less: Dividends and Distributions

Dividends from net investment income	(.18)		(.21)	(.25)	(.34)	(.06)

Distributions from net realized gain on investment transactions	0		(.13)	(.24)	0	0

Total dividends and distributions	(.18)		(.34)	(.49)	(.34)	(.06)

Net asset value, end of period	$11.48		$11.13	$13.49	$14.03	$13.55

Total Return

Total investment return based on net asset value (d)	4.73%		(15.26)% (f)	(.40)%	6.16%	1.95%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$9		$8	$10	$10	$10

Average net assets (000 omitted)	$8		$9	$10	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.56%	(g)	.57%	.63%	.82%	.77%	(g)

Expenses, before waivers/reimbursements	3.11%	(g)	3.01%	1.87%	.82%	.77%	(g)

Net investment income	3.20%	(b)(g)	1.69% (b)	1.74% (b)	2.30%	2.62%	(g)

Portfolio turnover rate (k)	102%		122%	123%	72%	62%

See Footnote Summary on page 66.

See Notes to Financial Statements.

62	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$11.01		$11.67	$11.78	$11.74	$11.53	$11.68

Income from investment operations:

Investment income, net (a)(b)	.17		.08	.11	.17	.22	.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.04		(.67)	(.11)	.06	.23	(.13)

Total from investment operations	.21		(.59)	0	.23	.45	.02

Less dividends:

Dividends from net investment income	(.16)		(.07)	(.11)	(.19)	(.24)	(.17)

Net asset value, end of period	$11.06		$11.01	$11.67	$11.78	$11.74	$11.53

Total Return

Total investment return based on net asset value (d)	1.96%		(5.02)%	.01%	1.97%	3.96%	.18%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$273,526		$323,936	$245,285	$225,045	$229,120	$188,523

Average net assets (000 omitted)	$279,391		$244,478	$245,228	$223,901	$213,653	$207,677

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52%	(g)	.44%	.46%	.56%	.56%	.60%

Expenses, before waivers/reimbursements	.53%	(g)	.54%	.55%	.56%	.56%	.60%

Net investment income (b)	3.00%	(g)	.74%	.91%	1.48%	1.93%	1.30%

Portfolio turnover rate	53%		48%	75%	50%	39%	85% (k)

See Footnote Summary on page 66.

See Notes to Financial Statements.

2023 Semi-Annual Report	63

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION PLUS PORTFOLIO CLASS A

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$11.01		$11.68	$11.79	$11.74	$11.54	$11.69

Income From Investment Operations

Net investment income (a)(b)	.14		.03	.05	.11	.18	.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05		(.68)	(.11)	.07	.22	(.14)

Total from investment operations	.19		(.65)	(.06)	.18	.40	(.03)

Less: Dividends

Dividends from net investment income	(.13)		(.02)	(.05)	(.13)	(.20)	(.12)

Net asset value, end of period	$11.07		$11.01	$11.68	$11.79	$11.74	$11.54

Total Return

Total investment return based on net asset value (d)	1.80%		(5.49)%	(.53)%	1.53%	3.44%	(.24)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$13,110		$14,182	$15,784	$17,874	$20,462	$25,222

Average net assets (000 omitted)	$14,031		$15,597	$17,123	$17,732	$23,973	$23,170

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.03%	(g)	.86%	1.00%	1.07%	.97%	1.01%

Expenses, before waivers/reimbursements	1.03%	(g)	.97%	1.00%	1.07%	.97%	1.01%

Net investment income (b)	2.49%	(g)	.25%	.40%	.97%	1.50%	.93%

Portfolio turnover rate	53%		48%	75%	50%	39%	85% (k)

See Footnote Summary on page 66.

See Notes to Financial Statements.

64	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO CLASS C

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$10.99		$11.65	$11.76	$11.72	$11.52	$11.67

Income From Investment Operations

Net investment income (a)(b)	.13		.02	.03	.09	.15	.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.04		(.66)	(.11)	.05	.22	(.14)

Total from investment operations	.17		(.64)	(.08)	.14	.37	(.06)

Less: Dividends

Dividends from net investment income	(.12)		(.02)	(.03)	(.10)	(.17)	(.09)

Net asset value, end of period	$11.04		$10.99	$11.65	$11.76	$11.72	$11.52

Total Return

Total investment return based on net asset value (d)	1.61%		(5.49)%	(.79)%	1.32%	3.24%	(.44)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,556		$1,293	$1,032	$2,976	$2,304	$2,976

Average net assets (000 omitted)	$1,471		$975	$2,064	$2,214	$2,573	$3,778

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.24%	(g)	.92%	1.21%	1.28%	1.18%	1.22%

Expenses, before waivers/reimbursements	1.79%	(g)	1.72%	1.76%	1.83%	1.73%	1.77%

Net investment income (b)	2.32%	(g)	.22%	.26%	.74%	1.29%	.67%

Portfolio turnover rate	53%		48%	75%	50%	39%	85% (k)

See Footnote Summary on page 66.

See Notes to Financial Statements.

2023 Semi-Annual Report	65

Financial Highlights (continued)

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Emerging Markets Portfolio for the six months ended March 31, 2023 and the years ended September 30, 2022, September 30, 2020, and September 30, 2018 by 0.01%, 0.07%, 0.32% and 0.03%, respectively.
(f)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
(g)	Annualized.
(h)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

YEAR ENDED 09/30/20
Short Duration Diversified Municipal	0.01%

Waiver:

YEAR ENDED 09/30/20
Short Duration Diversified Municipal	0.01%

(i)	Commencement of distributions.
(j)	The ratio includes expenses attributable to costs of proxy solicitation.
(k)	The Portfolio accounts for dollar roll transactions as purchases and sales.

See Notes to Financial Statements.

66	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 13 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

EMERGING MARKETS PORTFOLIO	SHARE CLASSES OFFERED

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS

Intermediate Duration	Intermediate Duration Class*, Class A, Advisor Class and Class Z

Short Duration Plus	Short Duration Plus Class*, Class A and Class C

*	Bernstein Class

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Tax-Aware Overlay C	Class 1 and Class 2

Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the Emerging Markets Portfolio, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios are presented in separate financial reports. Class B and Class T shares of the Fixed Income Municipal Portfolios have been authorized but currently are not offered. Class Z shares for California Municipal Portfolio and New York Municipal Portfolio have been authorized but currently are not offered. Class B, Class R and Class T shares of Short Duration Plus Portfolio have been authorized but currently are not offered. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Portfolios’ Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolios’ valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolios’ portfolio investments, subject to the Board’s oversight.

2023 Semi-Annual Report	67

Notes to Financial Statements (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

68	Sanford C. Bernstein Fund, Inc.

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2023:

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL

Assets:
Common Stocks:

Information Technology	$19,465,779	$263,176,338		$0		$282,642,117

Financials	36,384,320	210,742,985		0	(a)	247,127,305

Consumer Discretionary	28,426,103	200,690,314		0		229,116,417

Materials	52,308,670	39,044,671		0		91,353,341

Industrials	23,435,711	59,901,450		0	(a)	83,337,161

Utilities	15,557,746	36,489,364		0		52,047,110

Energy	9,349,978	32,184,724		0	(a)	41,534,702

Communication Services	0	30,576,643		0		30,576,643

Real Estate	0	27,823,769		0		27,823,769

Consumer Staples	5,176,302	20,065,078		0	(a)	25,241,380

Health Care	2,827,881	15,637,537		0		18,465,418

Equity Linked Notes	0	24,076,054		0		24,076,054

Short-Term Investments	12,011,266	0		0		12,011,266

Total Investments in Securities	204,943,756	960,408,927	(b)	0	(a)	1,165,352,683

2023 Semi-Annual Report	69

Notes to Financial Statements (continued)

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Other Financial Instruments (c):

Assets:

Forward Currency Exchange Contracts	$0	$2,236,095	$0		$2,236,095

Liabilities:

Forward Currency Exchange Contracts	0	(1,311,243)	0		(1,311,243)

Total	$204,943,756	$961,333,779	$0	(a)	$1,166,277,535

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$251,627,282	$0		$251,627,282

Short-Term Municipal Notes	0	6,510,000	0		6,510,000

Corporates—Investment Grade	0	3,886,070	0		3,886,070

Corporates—Non-Investment Grade	0	287,670	0		287,670

Short-Term Investments:

Commercial Paper	0	998,891	0		998,891

Investment Companies	238,624	0	0		238,624

Total Investments in Securities	238,624	263,309,913	0		263,548,537

Other Financial Instruments (c):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	632,014	0		632,014	(d)

Interest Rate Swaps	0	56,040	0		56,040

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(211,200)	0		(211,200	)(d)

Total	$238,624	$263,786,767	$0		$264,025,391

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,019,113,561	$0	(a)	$1,019,113,561

Short-Term Municipal Notes	0	15,105,000	0		15,105,000

Commercial Mortgage-Backed Securities	0	35,032,880	0		35,032,880

Asset-Backed Securities	0	2,971,953	0		2,971,953

Governments—Treasuries	0	2,222,468	0		2,222,468

Collateralized Mortgage Obligations	0	502,471	0		502,471

Total Investments in Securities	0	1,074,948,333	0	(a)	1,074,948,333

Other Financial Instruments (c):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	7,088,114	0		7,088,114	(d)

Centrally Cleared Interest Rate Swaps	0	2,720,564	0		2,720,564	(d)

Interest Rate Swaps	0	1,197,619	0		1,197,619

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(1,728,964)	0		(1,728,964	)(d)

Credit Default Swaps	0	(573,772)	0		(573,772)

Total	$0	$1,083,651,894	$0	(a)	$1,083,651,894

70	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:

Long-Term Municipal Bonds	$0	$4,688,082,362	$0	$4,688,082,362

Short-Term Municipal Notes	0	280,527,000	0	280,527,000

Commercial Mortgage-Backed Securities	0	94,234,246	0	94,234,246

Corporates—Investment Grade	0	54,031,826	0	54,031,826

Corporates—Non-Investment Grade	0	18,501,794	0	18,501,794

Asset-Backed Securities	0	18,262,390	0	18,262,390

Collateralized Mortgage Obligations	0	2,448,428	0	2,448,428

Short-Term Investments	0	11,786,910	0	11,786,910

Total Investments in Securities	0	5,167,874,956	0	5,167,874,956

Other Financial Instruments (c):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	51,074,512	0	51,074,512	(d)

Centrally Cleared Interest Rate Swaps	0	9,225,085	0	9,225,085	(d)

Interest Rate Swaps	0	5,522,862	0	5,522,862

Liabilities:

Centrally Cleared Credit Default Swaps	0	(879,564)	0	(879,564	)(d)

Centrally Cleared Inflation (CPI) Swaps	0	(11,843,930)	0	(11,843,930	)(d)

Centrally Cleared Interest Rate Swaps	0	(154,187)	0	(154,187	)(d)

Credit Default Swaps	0	(2,398,802)	0	(2,398,802)

Total	$0	$5,218,420,932	$0	$5,218,420,932

NEW YORK MUNICIPAL PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,246,698,991	$250,000	$1,246,948,991

Short-Term Municipal Notes	0	130,390,000	0	130,390,000

Asset-Backed Securities	0	2,971,953	0	2,971,953

Governments—Treasuries	0	2,251,836	0	2,251,836

Commercial Mortgage-Backed Securities	0	960,044	0	960,044

Collateralized Mortgage Obligations	0	747,496	0	747,496

Short-Term Investments	0	22,056,560	0	22,056,560

Total Investments in Securities	0	1,406,076,880	250,000	1,406,326,880

Other Financial Instruments (c):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	14,488,801	0	14,488,801	(d)

Centrally Cleared Interest Rate Swaps	0	3,935,829	0	3,935,829	(d)

Interest Rate Swaps	0	1,640,626	0	1,640,626

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(3,345,301)	0	(3,345,301	)(d)

Centrally Cleared Interest Rate Swaps	0	(1,050,175)	0	(1,050,175	)(d)

Credit Default Swaps	0	(801,219)	0	(801,219)

Total	$0	$1,420,945,441	$250,000	$1,421,195,441

2023 Semi-Annual Report	71

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Governments—Treasuries	$0	$1,211,987,240	$0	$1,211,987,240

Corporates—Investment Grade	0	719,739,759	0	719,739,759

Mortgage Pass-Throughs	0	594,040,962	0	594,040,962

Collateralized Mortgage Obligations	0	234,898,993	0	234,898,993

Asset-Backed Securities	4,799,193	184,231,415	0	189,030,608

Commercial Mortgage-Backed Securities	0	87,893,522	12,488,953	100,382,475

Collateralized Loan Obligations	0	86,421,591	0	86,421,591

Corporates—Non-Investment Grade	0	44,234,488	0	44,234,488

Local Governments—US Municipal Bonds	0	29,051,206	0	29,051,206

Emerging Markets—Corporate Bonds	0	14,333,745	0	14,333,745

Quasi-Sovereigns	0	9,401,603	0	9,401,603

Emerging Markets—Sovereigns	0	6,938,336	0	6,938,336

Agencies	0	6,049,068	0	6,049,068

Common Stocks	0	0	3,218,782	3,218,782

Governments—Sovereign Bonds	0	1,899,870	0	1,899,870

Short-Term Investments	0	187,313,496	0	187,313,496

Total Investments in Securities	4,799,193	3,418,435,294	15,707,735	3,438,942,222

Other Financial Instruments (c):

Assets:

Futures	10,038,463	0	0	10,038,463	(d)

Forward Currency Exchange Contracts	0	707	0	707

Centrally Cleared Interest Rate Swaps	0	1,988,033	0	1,988,033	(d)

Liabilities:

Futures	(1,941,959)	0	0	(1,941,959	)(d)

Forward Currency Exchange Contracts	0	(525,976)	0	(525,976)

Credit Default Swaps	0	(1,636,521)	0	(1,636,521)

Total	$12,895,697	$3,418,261,537	$15,707,735	$3,446,864,969

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Governments—Treasuries	$0	$196,873,829	$0	$196,873,829

Corporates—Investment Grade	0	25,696,088	0	25,696,088

Asset-Backed Securities	0	21,347,394	0	21,347,394

Collateralized Mortgage Obligations	0	13,372,045	0	13,372,045

Commercial Mortgage-Backed Securities	0	6,159,174	885,873	7,045,047

Collateralized Loan Obligations	0	4,272,708	0	4,272,708

Agencies	0	3,195,342	0	3,195,342

Mortgage Pass-Throughs	0	1,542,740	0	1,542,740

Local Governments—US Municipal Bonds	0	882,681	0	882,681

Corporates—Non-Investment Grade	0	288,766	0	288,766

Short-Term Investments:

Governments—Treasuries	0	6,135,166	0	6,135,166

U.S. Treasury Bills	0	1,506,159	0	1,506,159

Total Investments in Securities	0	281,272,092	885,873	282,157,965

72	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Other Financial Instruments (c):

Assets:

Futures	$957,283	$0	$0	$957,283	(d)

Forward Currency Exchange Contracts	0	107,989	0	107,989

Centrally Cleared Interest Rate Swaps	0	377,303	0	377,303	(d)

Liabilities:

Futures	(189,339)	—	0	(189,339	)(d)

Forward Currency Exchange Contracts	0	(7,500)	0	(7,500)

Centrally Cleared Credit Default Swaps	0	(46,908)	0	(46,908	)(d)

Total	$767,944	$281,702,976	$885,873	$283,356,793

(a)	The Portfolio held securities with zero market value at period end.

(b)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(c)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(d)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment

2023 Semi-Annual Report	73

Notes to Financial Statements (continued)

companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2022, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

74	Sanford C. Bernstein Fund, Inc.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
Emerging Markets			0.950%	0.900%	0.850%

				FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal				0.300%	0.250%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
California Municipal and New York Municipal		0.425%	0.375%	0.325%	0.275%

	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%

		FIRST $2.5 BILLION	NEXT $2.5 BILLION	NEXT $3 BILLION	THEREAFTER
Intermediate Duration		0.450%	0.400%	0.350%	0.300%

				FIRST $750 MILLION	THEREAFTER
Short Duration Plus				0.350%	0.300%

Effective January 28, 2021, the Adviser has agreed to waive its fees and bear certain expenses of the Intermediate Duration Portfolio to the extent necessary to limit the total other expenses (exclusive of advisory fees, distribution and/or service (Rule 12b-1) fees, extraordinary expenses, interest expense, acquired fund fees and expenses other than the advisory fees of any affiliated funds in which the Portfolio may invest, expenses associated with securities sold short, and brokerage commission and other transaction costs) to 0.22%, 0.22% and 0.13% for Class A, Advisor Class and Class Z shares, respectively. For the six months ended March 31, 2023, such reimbursements/waivers amounted to $16,598. The Expense Caps may not be terminated by the Adviser before January 28, 2024.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio,

2023 Semi-Annual Report	75

Notes to Financial Statements (continued)

except the Emerging Markets Portfolio, to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month. Effective November 13, 2020 through November 1, 2022, the Adviser voluntarily agreed to waive the shareholder servicing fee of 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class of the Short Duration Diversified Municipal Portfolio and the Short Duration Plus Portfolio. For the six months ended March 31, 2023, such waiver amounted to:

PORTFOLIO	AMOUNT
Short Duration Diversified Municipal	$19,646

Short Duration Plus	26,254

Under a Transfer Agency Agreement between the Fund on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2023, the compensation retained by ABIS amounted to: Emerging Markets Portfolio, $16,969; California Municipal Portfolio, $9,007; Diversified Municipal Portfolio, $78,456; New York Municipal Portfolio, $9,138; Intermediate Duration Portfolio $9,000 and Short Duration Plus Portfolio, $8,752.

C.	Distribution Arrangements—the Portfolios Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the Intermediate Municipal Portfolios and the Fixed Income Taxable Portfolios and Class Z Shares of the Emerging Markets Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares, and 1% of the Class C Shares of the respective average daily net assets attributable to the Retail Classes. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of 0.25 of 1% of Class A shares’ average daily net assets. With respect to the Short Duration Plus Portfolio, the Retail Distributor voluntarily agreed to waive 0.55 of 1% to limit distribution service fees for Short Duration Plus Portfolio to 0.45 of 1% of the average daily net assets attributable to the Class C Shares. The fees are accrued daily and paid monthly. For the six months ended March 31, 2023, such waiver amounted to $4,078. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Fund, that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	NEW YORK MUNICIPAL	SHORT DURATION PLUS

Class C	$1,335,550	$3,281,069	$2,420,167	$1,038,061

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the

76	Sanford C. Bernstein Fund, Inc.

Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Investments in Affiliated Issuers

The Emerging Markets Portfolio and the Short Duration Diversified Municipal Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”), advised by the Adviser, which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the six months ended March 31, 2023, such waivers amounted to:

PORTFOLIO	AMOUNT
Emerging Markets	$8,482

Short Duration Diversified Municipal	3,892

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the six months ended March 31, 2023 is as follows:

PORTFOLIO	MARKET VALUE 9/30/22 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/23 (000)	DIVIDEND INCOME (000)
Emerging Markets	$20,028	$123,173	$131,190	$12,011	$314

Short Duration Diversified Municipal	0	106,739	106,500	239	140

F.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. The Intermediate Municipal Portfolio’s Class A shares are sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Effective March 7, 2022, the maximum sales charge for purchases of the Short Duration Plus Portfolio’s Class A shares is reduced from 4.25% to 2.25% and purchases in amounts of $500,000 or more, or by certain group retirement plans, may be subject to a 1%, 18-month contingent deferred sales charge, which may be subject to waiver in certain circumstances. Prior to March 7, 2022, purchases of the Short Duration Plus Portfolio’s Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, which may be subject to waiver in certain circumstances.

Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses.

2023 Semi-Annual Report	77

Notes to Financial Statements (continued)

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C Shares for the six months ended March 31, 2023, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS C
California Municipal	$6	$0	$0

Diversified Municipal	0	39,037	1,321

New York Municipal	0	0	210

Intermediate Duration	22	6	N/A

Short Duration Plus	3	17	0

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2023, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Emerging Markets	$287,693,348	$0	$297,515,203	$0

Short Duration Diversified Municipal	63,985,795	0	33,582,241	0

California Municipal	137,032,509	1,022,831	149,740,537	0

Diversified Municipal	508,276,490	388,306	858,070,894	675,020

New York Municipal	104,439,026	0	194,138,356	105,704

Intermediate Duration	338,086,451	2,871,297,439	318,017,843	2,890,041,360

Short Duration Plus	19,157,656	125,679,112	12,195,687	161,609,456

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	APPRECIATION	(DEPRECIATION)
Emerging Markets	$164,533,580	$(86,128,639)	$78,404,941

Short Duration Diversified Municipal	1,292,219	(5,782,560)	(4,490,341)

California Municipal	18,685,807	(42,038,478)	(23,352,671)

Diversified Municipal	92,802,186	(189,924,580)	(97,122,394)

New York Municipal	25,362,192	(53,833,847)	(28,471,655)

Intermediate Duration	32,800,818	(237,173,360)	(204,372,542)

Short Duration Plus	1,552,927	(4,080,898)	(2,527,971)

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

78	Sanford C. Bernstein Fund, Inc.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2023, the Intermediate Duration Portfolio and Short Duration Plus Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, Emerging Markets Portfolio may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

2023 Semi-Annual Report	79

Notes to Financial Statements (continued)

During the six months ended March 31, 2023, the Emerging Markets Portfolio and Short Duration Plus Portfolio held forward currency exchange contracts for hedging purposes, Intermediate Duration Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

80	Sanford C. Bernstein Fund, Inc.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2023, the Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held interest rate swaps for hedging purposes, Intermediate Duration Portfolio and Short Duration Plus Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended March 31, 2023, the Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2023, the California Municipal Portfolio, Diversified Municipal Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio held credit default swaps for hedging and non-hedging purposes. New York Municipal Portfolio held credit swaps for non-hedging purposes.

2023 Semi-Annual Report	81

Notes to Financial Statements (continued)

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended March 31, 2023, the Portfolios had entered into the following derivatives:

EMERGING MARKETS PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,236,095	Unrealized depreciation on forward currency exchange contracts	$1,311,243

Total		$2,236,095		$1,311,243

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(7,021,952)	$6,281,482

Total		$(7,021,952)	$6,281,482

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$632,014	*	Payable for variation margin on centrally cleared swaps	$210,324	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	56,040

Total		$688,054			$210,324

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

82	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$2,783	$12,351

Total		$2,783	$12,351

CALIFORNIA MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$9,808,678	*	Payable for variation margin on centrally cleared swaps	$1,720,507	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,197,619

Credit contracts				Market value on credit default swaps	573,772

Total		$11,006,297			$2,294,279

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$5,761,160	$(6,310,744)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	446,813	125,678

Total		$6,207,973	$(6,185,066)

2023 Semi-Annual Report	83

Notes to Financial Statements (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Credit contracts	Unrealized appreciation on credit default swap contracts			Unrealized depreciation on credit default swap contracts	$765,535	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$60,299,597	*	Payable for variation margin on centrally cleared swaps	11,957,378	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	5,522,862

Credit contracts				Market value on credit default swaps	2,398,802

Total		$65,822,459			$15,121,715

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$16,252,049	$(19,042,862)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(2,602,543)	(268,221)

Total		$13,649,506	$(19,311,083)

NEW YORK MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$18,424,630	*	Payable for variation margin on centrally cleared swaps	$4,384,442	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,640,626

Credit contracts				Market value on credit default swaps	801,219

Total		$20,065,256			$5,185,661

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

84	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$3,953,836	$(3,904,743)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(105,598)	161,980

Total		$3,848,238	$(3,742,763)

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on futures	$10,038,463	*	Payable for variation margin on futures	$1,941,959	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	88,240	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	707		Unrealized depreciation on forward currency exchange contracts	525,976

Credit contracts				Market value on credit default swaps	1,636,521

Total		$10,127,410			$4,104,456

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(18,260,374)	$21,162,574

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(1,376,764)	(1,358,943)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	2,109,859	(2,375,988)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(3,297,808)	1,932,181

Total		$(20,825,087)	$19,359,824

2023 Semi-Annual Report	85

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on futures	$957,283	*	Payable for variation margin on futures	$189,339	*

Credit contracts				Payable for variation margin on centrally cleared swaps	40,827	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	1,636	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	107,989		Unrealized depreciation on forward currency exchange contracts	7,500

Total		$1,066,908			$237,666

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(2,050,518)	$1,988,938

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(12,892)	59,005

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	408,155	(447,950)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(351,731)	210,249

Total		$(2,006,986)	$1,810,242

EMERGING MARKETS PORTFOLIO

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$209,036,304

Average principal amount of sale contracts	$178,423,048

86	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$580,000

Centrally Cleared Inflation Swaps:

Average notional amount	$10,880,000

CALIFORNIA MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$12,395,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$67,942,857

Centrally Cleared Inflation Swaps:

Average notional amount	$134,811,429

Credit Default Swaps:

Average notional amount of sale contracts	$3,028,741

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$8,300,000	(a)

(a)	Positions were open for two months during the period.

DIVERSIFIED MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$57,160,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$309,342,857

Centrally Cleared Inflation Swaps:

Average notional amount	$676,320,000

Credit Default Swaps:

Average notional amount of sale contracts	$12,662,443

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$44,282,857

NEW YORK MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$16,980,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$124,228,571

Centrally Cleared Inflation Swaps:

Average notional amount	$190,640,000

Credit Default Swaps:

Average notional amount of sale contracts	$4,229,352

2023 Semi-Annual Report	87

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO

Futures:

Average notional amount of buy contracts	$279,867,157

Average notional amount of sale contracts	$134,401,195

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$34,579,237	(a)

Average principal amount of sale contracts	$82,695,446

Centrally Cleared Interest Rate Swaps:

Average notional amount	$19,060,000

Credit Default Swaps:

Average notional amount of sale contracts	$14,959,663

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$19,575,000	(a)

(a)	Positions were open for four months during the period.

SHORT DURATION PLUS PORTFOLIO

Futures:

Average notional amount of buy contracts	$66,597,227

Average notional amount of sale contracts	$24,292,770

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$1,546,432	(a)

Average principal amount of sale contracts	$7,748,814

Centrally Cleared Interest Rate Swaps:

Average notional amount	$2,830,000

Credit Default Swaps:

Average notional amount of sale contracts	$1,743,742	(a)

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$2,770,000

(a)	Positions were open for two months during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

88	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$103,397	$(103,397)	$0	$0	$0

Barclays Bank PLC	372,221	(175,981)	0	0	196,240

BNP Paribas SA	27,602	0	0	0	27,602

Citibank, NA	281,192	(170,379)	0	0	110,813

HSBC Bank USA	492,096	(27,023)	0	0	465,073

JPMorgan Chase Bank, NA	120,246	(2,514)	0	0	117,732

Morgan Stanley Capital Services, Inc.	632,737	(261,494)	(270,000)	0	101,243

State Street Bank & Trust Co.	206,604	(29,200)	0	0	177,404

Total	$2,236,095	$(769,988)	$(270,000)	$0	$1,196,107	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$248,822	$(103,397)	$0	$0	$145,425

Barclays Bank PLC	175,981	(175,981)	0	0	0

Citibank, NA	170,379	(170,379)	0	0	0

Deutsche Bank AG	117,786	0	0	0	117,786

Goldman Sachs Bank USA	273,525	0	0	0	273,525

HSBC Bank USA	27,023	(27,023)	0	0	0

JPMorgan Chase Bank, NA	2,514	(2,514)	0	0	0

Morgan Stanley Capital Services, Inc.	261,494	(261,494)	0	0	0

Standard Chartered Bank	4,519	0	0	0	4,519

State Street Bank & Trust Co.	29,200	(29,200)	0	0	0

Total	$1,311,243	$(769,988)	$0	$0	$541,255	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA	$56,040	$0	$0	$0	$56,040

Total	$56,040	$0	$0	$0	$56,040	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2023 Semi-Annual Report	89

Notes to Financial Statements (continued)

CALIFORNIA MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc.	$1,197,619	$(184,383)	$(1,013,236)	$0	$0

Total	$1,197,619	$(184,383)	$(1,013,236)	$0	$0	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$184,383	$(184,383)	$0	$0	$0

Credit Suisse International	258,865	0	(258,865)	0	0

Goldman Sachs International	130,524	0	0	(130,524)	0

Total	$573,772	$(184,383)	$(258,865)	$(130,524)	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc.	$5,522,862	$(264,687)	$(5,258,175)	$0	$0

Total	$5,522,862	$(264,687)	$(5,258,175)	$0	$0	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$264,687	$(264,687)	$0	$0	$0

Credit Suisse International	1,509,759	0	(1,421,600)	0	88,159

Goldman Sachs International	624,356	0	(576,500)	0	47,856

Total	$2,398,802	$(264,687)	$(1,998,100)	$0	$136,015	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

90	Sanford C. Bernstein Fund, Inc.

NEW YORK MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc.	$1,640,626	$(88,432)	$(1,552,194)	$0	$0

Total	$1,640,626	$(88,432)	$(1,552,194)	$0	$0	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$88,432	$(88,432)	$0	$0	$0

Credit Suisse International	504,264	0	(465,200)	(15,158)	23,906

Goldman Sachs International	208,523	0	0	(208,523)	0

Total	$801,219	$(88,432)	$(465,200)	$(223,681)	$23,906	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

INTERMEDIATE DURATION PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

State Street Bank & Trust Co.	$707	$0	$0	$0	$707

Total	$707	$0	$0	$0	$707	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$525,976	$0	$0	$0	$525,976

Citigroup Global Markets, Inc.	194,085	0	0	(194,085)	0

Credit Suisse International	166,915	0	0	(166,915)	0

Goldman Sachs International	1,033,275	0	0	(997,210)	36,065

Morgan Stanley Capital Services LLC	242,246	0	0	(242,246)	0

Total	$2,162,497	$0	$0	$(1,600,456)	$562,041	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2023 Semi-Annual Report	91

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

State Street Bank & Trust Co.	$107,989	$(7,500)	$0	$0	$100,489

Total	$107,989	$(7,500)	$0	$0	$100,489	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

State Street Bank & Trust Co.	$7,500	$(7,500)	$0	$0	$0

Total	$7,500	$(7,500)	$0	$0	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Emerging Markets, Intermediate Duration and Short Duration Plus Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Intermediate Duration Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2023, Intermediate Duration Portfolio earned drop income of $203,546, which is included in interest income in the accompanying statement of operations.

92	Sanford C. Bernstein Fund, Inc.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2022 and September 30, 2021 were as follows:

PORTFOLIO	2022	2021
Emerging Markets

Distributions paid from:

Ordinary income	$31,590,201	$25,337,814

Long-term capital gains	96,118,112	0

Total distributions paid	$127,708,313	$25,337,814

Short Duration Diversified Municipal

Distributions paid from:

Ordinary income	$125,273	$23,327

Long-term capital gains	0	0

Total taxable distributions	125,273	23,327

Tax exempt distributions	1,722,584	1,911,615

Total distributions paid	$1,847,857	$1,934,942

California Municipal

Distributions paid from:

Ordinary income	$577,641	$412,224

Long-term capital gains	0	0

Total taxable distributions	577,641	412,224

Tax exempt distributions	20,878,576	22,592,812

Total distributions paid	$21,456,217	$23,005,036

Diversified Municipal

Distributions paid from:

Ordinary income	$3,126,374	$3,286,540

Long-term capital gains	0	0

Total taxable distributions	3,126,374	3,286,540

Tax exempt distributions	117,272,032	118,404,005

Total distributions paid	$120,398,406	$121,690,545

New York Municipal

Distributions paid from:

Ordinary income	$938,188	$965,122

Long-term capital gains	0	0

Total taxable distributions	938,188	965,122

Tax exempt distributions	30,193,428	32,163,171

Total distributions paid	$31,131,616	$33,128,293

2023 Semi-Annual Report	93

Notes to Financial Statements (continued)

PORTFOLIO	2022	2021
Intermediate Duration

Distributions paid from:

Ordinary income	$59,305,742	$90,958,859

Long-term capital gains	37,219,499	45,450,546

Total distributions paid	$96,525,241	$136,409,405

Short Duration Plus

Distributions paid from:

Ordinary income	$1,831,719	$2,361,508

Long-term capital gains	0	0

Total distributions paid	$1,831,719	$2,361,508

As of September 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Emerging Markets	$16,525,771	$0	$(29,474,161)	$(191,627,577)	$(204,575,967)

Short Duration Diversified Municipal	51,225	0	(1,797,799)	(9,567,655)	(11,314,229)

California Municipal	0	0	(8,421,400)	(60,015,011)	(68,436,411)

Diversified Municipal	0	0	(30,424,611)	(301,473,873)	(331,898,484)

New York Municipal	0	0	(22,914,638)	(81,931,357)	(104,845,995)

Intermediate Duration	0	0	(148,662,338)	(429,818,769)	(578,481,107)

Short Duration Plus	141,322	0	(17,190,991)	(10,032,924)	(27,082,593)

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	$51,225

(b)

As of September 30, 2022, certain Portfolios had capital loss carryforwards for federal income tax purposes. As of September 30, 2022, Emerging Markets Portfolio and Intermediate Duration Portfolio deferred $29,474,161, and $148,662,338, respectively, in post-October losses. These losses will be treated as arising on October 1, 2022. As of September 30, 2022 Short Duration Plus Portfolio deferred $1,192 in straddle losses.

(c)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of callable bonds, and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the tax treatment of the accrual of foreign capital gains tax and dividends payable to shareholders.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

94	Sanford C. Bernstein Fund, Inc.

As of September 30, 2022, the following Portfolios had net capital loss carryforwards as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT
Emerging Markets	$0	$0

Short Duration Diversified Municipal	785,259	1,012,540

California Municipal	8,421,400	0

Diversified Municipal	30,424,611	0

New York Municipal	22,914,638	0

Intermediate Duration Portfolio	0	0

Short Duration Plus	5,479,273	11,710,526

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolios’ returns may be adversely affected, including to such an extent that the Portfolios may be unable to maintain positive returns. The Portfolios may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolios invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. The Portfolios’ investments in

2023 Semi-Annual Report	95

Notes to Financial Statements (continued)

certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The New York Municipal and California Municipal Portfolios are not “diversified”, meaning they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ NAV.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging-Markets Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and

96	Sanford C. Bernstein Fund, Inc.

liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portflios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolios are subject to management risk because they are actively- managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could also have an adverse effect on the value or performance of the Portfolios.

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Notes to Financial Statements (continued)

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller and may not be liquid as many other fixed-income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolios is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolios’ foreign investments when converted to U.S. Dollars.

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts; cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolios to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Tax Risk—There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state

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authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. From time to time, the US government and the U.S Congress considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Capitalization Risk—Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources. The prices of securities of small-capitalization companies generally are more volatile than those of large-capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small-capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolios may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolios more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Short Duration Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

LIBOR Transition and Associated Risk—The Portfolios may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions

2023 Semi-Annual Report	99

Notes to Financial Statements (continued)

that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

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NOTE 6.	Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 10.0 billion shares are allocated to the SCB Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	ADVISOR CLASS SHARES	CLASS R SHARES	CLASS Z SHARES	CLASS T SHARES	TOTAL

Emerging Markets	200	0	0	0	0	0	300	0	500

Short Duration Diversified Municipal	100	0	0	0	0	0	0	0	100

California Municipal	200	200	200	200	200	0	200	300	1,500

Diversified Municipal	800	400	400	400	400	0	600	300	3,300

New York Municipal	400	200	200	200	200	0	200	300	1,700

Intermediate Duration	600	300	0	0	300	0	400	0	1,600

Short Duration Plus	200	200	200	200	0	200	0	300	1,300

Share transactions for each Portfolio for the six months ended March 31, 2023 and the year ended September 30, 2022, were as follows:

	EMERGING MARKETS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22
Emerging Markets Class Shares

Shares sold	2,741,113	3,685,661	$65,163,743	$104,232,916

Shares issued to shareholders on reinvestment of dividends and distributions	395,029	3,307,543	9,370,090	100,979,276

Shares redeemed	(3,273,238)	(3,607,740)	(78,397,981)	(100,444,166)

Net increase (decrease)	(137,096)	3,385,464	$(3,864,148)	$104,768,026

Class Z Shares

Shares issued to shareholders on reinvestment of dividends and distributions	112,430	649,984	2,665,705	19,850,514

Shares redeemed	(160,982)	(217,209)	(3,965,133)	(6,074,943)

Net increase (decrease)	(48,552)	432,775	$(1,299,428)	$13,775,571

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Notes to Financial Statements (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22

Shares sold	8,473,834	15,864,467	$103,711,633	$198,031,690

Shares issued to shareholders on reinvestment of dividends and distributions	141,629	126,694	1,737,875	1,578,267

Shares redeemed	(5,734,806)	(19,443,823)	(70,345,481)	(243,044,047)

Net increase (decrease)	2,880,657	(3,452,662)	$35,104,027	$(43,434,090)

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22
Municipal Class Shares

Shares sold	23,560,764	12,311,797	$318,257,049	$174,656,807

Shares issued to shareholders on reinvestment of dividends	630,126	1,009,552	8,570,105	14,102,842

Shares redeemed	(28,882,376)	(26,842,110)	(389,867,551)	(375,193,360)

Net decrease	(4,691,486)	(13,520,761)	$(63,040,397)	$(186,433,711)

Class A Shares

Shares sold	404,699	1,171,581	$5,469,935	$16,109,805

Shares issued to shareholders on reinvestment of dividends	30,203	42,872	410,828	599,060

Shares converted from Class C	1,127	25,586	14,992	355,254

Shares redeemed	(1,268,192)	(2,160,119)	(17,126,375)	(30,181,052)

Net decrease	(832,163)	(920,080)	$(11,230,620)	$(13,116,933)

Class C Shares

Shares sold	46,053	48,267	$627,230	$703,388

Shares issued to shareholders on reinvestment of dividends	1,180	1,270	16,071	17,673

Shares converted to Class A	(1,127)	(25,591)	(14,992)	(355,254)

Shares redeemed	(64,397)	(79,832)	(875,400)	(1,134,319)

Net decrease	(18,291)	(55,886)	$(247,091)	$(768,512)

Advisor Class Shares

Shares sold	3,789,925	8,408,826	$51,226,360	$116,124,287

Shares issued to shareholders on reinvestment of dividends	67,596	72,507	919,820	1,009,693

Shares redeemed	(2,231,480)	(6,432,742)	(30,277,223)	(89,513,747)

Net increase	1,626,041	2,048,591	$21,868,957	$27,620,233

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	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22
Municipal Class Shares

Shares sold	66,893,603	50,300,036	$907,932,540	$719,443,646

Shares issued to shareholders on reinvestment of dividends and distributions	2,791,243	5,053,908	38,114,014	71,413,394

Shares redeemed	(97,119,839)	(98,087,052)	(1,318,912,501)	(1,380,384,877)

Net decrease	(27,434,993)	(42,733,108)	$(372,865,947)	$(589,527,837)

Class A Shares

Shares sold	4,040,832	5,709,516	$55,072,671	$80,501,672

Shares issued to shareholders on reinvestment of dividends and distributions	127,259	219,371	1,738,605	3,102,384

Shares converted from Class C	74,441	177,812	1,009,698	2,519,088

Shares redeemed	(6,328,238)	(10,147,772)	(86,285,597)	(143,973,903)

Net decrease	(2,085,706)	(4,041,073)	$(28,464,623)	$(57,850,759)

Class C Shares

Shares sold	208,245	252,296	$2,836,953	$3,523,929

Shares issued to shareholders on reinvestment of dividends and distributions	5,599	8,337	76,464	117,462

Shares converted to Class A	(74,463)	(177,882)	(1,009,698)	(2,519,088)

Shares redeemed	(253,341)	(319,560)	(3,462,908)	(4,525,288)

Net decrease	(113,960)	(236,809)	$(1,559,189)	$(3,402,985)

Advisor Class Shares

Shares sold	10,893,377	24,470,151	$148,348,572	$343,696,163

Shares issued to shareholders on reinvestment of dividends and distributions	266,288	444,293	3,631,891	6,259,866

Shares redeemed	(14,915,108)	(20,054,547)	(202,889,044)	(280,936,037)

Net increase (decrease)	(3,755,443)	4,859,897	$(50,908,581)	$69,019,992

Class Z Shares

Shares sold	4,596,759	13,103,740	$62,591,585	$184,345,229

Shares issued to shareholders on reinvestment of dividends and distributions	373,422	613,484	5,103,781	8,662,120

Shares redeemed	(6,748,060)	(12,632,970)	(91,695,415)	(177,063,628)

Net increase (decrease)	(1,777,879)	1,084,254	$(24,000,049)	$15,943,721

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Notes to Financial Statements (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22
Municipal Class Shares

Shares sold	34,999,846	12,059,783	$457,844,911	$165,908,471

Shares issued to shareholders on reinvestment of dividends	832,012	1,603,025	10,974,372	21,850,536

Shares redeemed	(40,481,690)	(27,280,993)	(529,547,580)	(368,640,545)

Net decrease	(4,649,832)	(13,618,185)	$(60,728,297)	$(180,881,538)

Class A Shares

Shares sold	400,908	471,554	$5,287,953	$6,366,675

Shares issued to shareholders on reinvestment of dividends	48,686	85,207	641,907	1,160,365

Shares converted from Class C	36,342	113,133	479,447	1,531,169

Shares redeemed	(1,211,496)	(1,374,303)	(15,979,782)	(18,878,182)

Net decrease	(725,560)	(704,409)	$(9,570,475)	$(9,819,973)

Class C Shares

Shares sold	29,192	36,928	$386,306	$511,114

Shares issued to shareholders on reinvestment of dividends	2,120	3,839	27,966	52,286

Shares converted to Class A	(36,342)	(113,130)	(479,447)	(1,531,169)

Shares redeemed	(61,035)	(129,865)	(800,983)	(1,788,068)

Net decrease	(66,065)	(202,228)	$(866,158)	$(2,755,837)

Advisor Class Shares

Shares sold	971,684	2,313,427	$12,835,871	$31,324,777

Shares issued to shareholders on reinvestment of dividends	37,605	60,903	495,784	830,273

Shares redeemed	(1,138,827)	(2,328,084)	(14,946,397)	(31,563,707)

Net increase (decrease)	(129,538)	46,246	$(1,614,742)	$591,343

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	INTERMEDIATE DURATION PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22
Intermediate Duration Class Shares

Shares sold	21,723,936	31,316,820	$246,323,206	$395,481,316

Shares issued to shareholders on reinvestment of dividends and distributions	3,173,437	6,326,514	35,869,933	80,755,796

Shares redeemed	(22,695,612)	(45,054,689)	(256,236,616)	(560,890,334)

Net increase (decrease)	2,201,761	(7,411,355)	$25,956,523	$(84,653,222)

Class A Shares

Shares sold	3,115	2,869	$35,745	$36,572

Shares issued to shareholders on reinvestment of dividends and distributions	625	1,293	7,073	16,533

Shares redeemed	(7,378)	(81,780)	(83,327)	(1,086,408)

Net decrease	(3,638)	(77,618)	$(40,509)	$(1,033,303)

Advisor Class Shares

Shares sold	8,012	0	$92,054	$0

Shares issued to shareholders on reinvestment of dividends and distributions	54	2	617	33

Net increase	8,066	2	$92,671	$33

There were no transactions in capital shares of Class Z shares for the six months ended March 31, 2023 and the year ended September 30, 2022.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22
Short Duration Plus Class Shares

Shares sold	6,793,915	16,273,311	$74,633,447	$183,646,854

Shares issued to shareholders on reinvestment of dividends	317,464	117,287	3,491,912	1,321,157

Shares redeemed	(11,808,626)	(7,977,343)	(129,622,877)	(91,363,133)

Net increase (decrease)	(4,697,247)	8,413,255	$(51,497,518)	$93,604,878

2023 Semi-Annual Report	105

Notes to Financial Statements (continued)

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22
Class A Shares

Shares sold	139,075	659,486	$1,528,898	$7,508,658

Shares issued to shareholders on reinvestment of dividends	12,600	2,223	138,644	24,860

Shares converted from Class C	5,506	7,817	60,249	88,635

Shares redeemed	(260,253)	(733,314)	(2,865,746)	(8,329,493)

Net decrease	(103,072)	(63,788)	$(1,137,955)	$(707,340)

Class C Shares

Shares sold	29,128	65,930	$319,227	$734,582

Shares issued to shareholders on reinvestment of dividends	1,094	111	12,017	1,244

Shares converted to Class A	(5,516)	(7,835)	(60,249)	(88,635)

Shares redeemed	(1,529)	(29,129)	(16,770)	(328,116)

Net increase	23,177	29,077	$254,225	$319,075

At March 31, 2023, certain AllianceBernstein mutual funds owned 13% of Emerging Markets Portfolio in aggregate of the Portfolio’s shares outstanding. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE 7.	Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbankoffered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

106	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Debra Perry*

Chair

R. Jay Gerken*

Director

Jeffrey R. Holland*

Director

William Kristol*

Director

Michelle McCloskey*

Director

Donald K. Peterson*

Director

OFFICERS

Alex Chaloff

President

Sergey Davalchenko(1)

Vice President

Daryl Clements(1)

Vice President

Matthew S. Sheridan(1)

Vice President

Matthew J. Norton(1)

Vice President

Andrew Potter(1)

Vice President

Michael Canter(1)

Vice President

Stuart Rae(1)

Vice President

Nelson Yu(1)

Vice President

Nancy E. Hay

Secretary

Michael B. Reyes

Senior Vice President

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Jennifer Friedland

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, NY 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, NY 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

One Congress Street, Suite 1

Boston, MA 02114

DISTRIBUTORS+

Sanford C. Bernstein & Co., LLC

1345 Avenue of the Americas

New York, NY 10105

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

TRANSFER AGENTS

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

DST Asset Manager Solutions

2000 Crown Colony Drive Quincy, MA 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

501 Commerce Street

Nashville, TN 37203

* Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

(1) The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team; Messrs. Rae, Davalchenko and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Short Duration Plus Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team; Messrs. Canter and Sheridan are the professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team; Messrs. Canter and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team; Messrs. Clements, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios.

+ Sanford C. Bernstein & Co., LLC acts as distributor to sell SCB Class shares of the Portfolios. AllianceBernstein Investments, Inc. acts as the principal underwriter and distributor of the Portfolios’ Class A, Class C, Class Z and Advisor Class shares. Advisor Class shares and Class Z shares are not subject to the Rule 12b-1 asset based sales charges.

2023 Semi-Annual Report	107

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolios’ Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

108	Sanford C. Bernstein Fund, Inc.

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 26-27, 2022.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 10, 2022, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Vice president of the Fund and an independent fee consultant as described below. On September 29, 2022, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Vice President and the independent fee consultant in executive sessions. Following the September 29, 2022 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 6, 2022, and the Adviser provided certain additional information by means of a memorandum dated October 19, 2022. On October 26-27, 2022, the Board of Directors held a meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information requested by the Independent Directors relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Vice President to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Vice President. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Vice President and the independent fee consultant at the request of the Board. The Fund’s Senior Vice President assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 29, 2022 and October 26-27, 2022 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

2023 Semi-Annual Report	109

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Vice President also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser had elected to discontinue its voluntary waiver of the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio, during the next term of the shareholder servicing agreement. In that regard, the Board considered that the increasing interest rate environment had increased yields available in the marketplace on short-term investments, and that the Adviser indicated that the waivers were no longer necessary to maintain positive performance. The Board further considered that the total expense ratios of the Portfolios remained below the median of the peer group after removal of the waiver, and the Board reviewed materials estimating the impact of the removal of the waiver on the performance of the Portfolios.

The Board also noted that the Adviser had recently modified the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion. With respect to the advisory fees charged to the Overlay Portfolios, the Directors noted that the Portfolios are intended to have an impact on a private client’s entire account, rather than just an impact at the Portfolio level.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s implementation of certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable,

110	Sanford C. Bernstein Fund, Inc.

ended July 31, 2022 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2022. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). In considering the performance of the Overlay Portfolios, the Board reviewed the performance of the Overlay Portfolios’ dynamic asset allocation component and the impact of that component in the recent volatile market environment. The Board considered the Adviser’s continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios. The Board further acknowledged the difficulty in selecting relevant peer groups for the Overlay Portfolios because of their unique structure and noted that the Overlay A Portfolio and Tax-Aware Overlay A Portfolio held higher percentages of equities and international equities than the funds in their relevant peer groups.

In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in their relevant peer groups, and that as a result of a lower risk profile, those Portfolios have underperformed the peer group during periods when riskier assets have outperformed.

Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance, including enhancements to portfolio management models. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2020 and 2021, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Board further considered materials provided by the Adviser estimating the profitability of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio to the Adviser after the termination of the voluntary waiver in effect for the Portfolios. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

2023 Semi-Annual Report	111

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Vice President materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, 2018 fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Short Duration Diversified Municipal	0.30% of the first $750 million; 0.25% of assets in excess of $750 million.

Short Duration Plus	0.35% of the first $750 million; 0.30% of assets in excess of $750 million.

New York Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion.

112	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
California Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion.

Diversified Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion.

Intermediate Duration	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion.

Emerging Markets	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B	0.65% of assets.

Tax-Aware Overlay B	0.65% of assets.

Tax-Aware Overlay C	0.65% of assets.

Tax-Aware Overlay N	0.65% of assets.

2023 Semi-Annual Report	113

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBI-1947-0323

Sanford C. Bernstein Fund, Inc.

March 31, 2023

Schedule of Investments

To the Semi-Annual Report

For the Emerging Markets Portfolio

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

March 31, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–96.2%

Information Technology–24.1%
Electronic Equipment, Instruments & Components–5.3%
BOE Technology Group Co., Ltd.–Class A	28,025,300	$18,108,467
Daejoo Electronic Materials Co., Ltd.	23,210	1,831,399
Lotes Co., Ltd.	92,000	2,780,648
Park Systems Corp.	16,080	1,889,302
Samsung SDI Co., Ltd.	32,310	18,353,329
Sinbon Electronics Co., Ltd.	1,715,000	19,301,773

		62,264,918

IT Services–0.5%
Chinasoft International Ltd.(a)	2,110,000	1,336,727
FPT Corp.	375,780	1,268,928
Locaweb Servicos de Internet SA(a)(b)	866,100	818,518
Persistent Systems Ltd.	46,630	2,627,190

		6,051,363

Semiconductors & Semiconductor Equipment–16.0%
ASPEED Technology, Inc.	141,400	12,340,904
Broadcom, Inc.	16,890	10,835,611
eMemory Technology, Inc.	25,000	1,538,950
Gudeng Precision Industrial Co., Ltd.	144,000	1,777,056
King Yuan Electronics Co., Ltd.	5,838,000	9,334,480
Koh Young Technology, Inc.	180,660	2,370,796
LEENO Industrial, Inc.	17,310	1,919,683
MediaTek, Inc.	482,000	12,496,388
Nanya Technology Corp.	1,930,000	4,233,102
Novatek Microelectronics Corp.	474,000	6,735,789
Parade Technologies Ltd.	106,000	3,669,915
Realtek Semiconductor Corp.	779,000	9,943,444
Silergy Corp.	466,000	7,398,486
SK Hynix, Inc.	283,643	19,411,085
Taiwan Semiconductor Manufacturing Co., Ltd.	3,269,706	57,300,309
United Microelectronics Corp.(a)	13,961,000	24,430,793
WONIK IPS Co., Ltd.	81,520	2,212,811

		187,949,602

Software–0.9%
Glodon Co., Ltd.–Class A(a)	185,700	2,007,909
TOTVS SA	1,406,000	7,811,650

		9,819,559

Technology Hardware, Storage & Peripherals–1.4%
Samsung Electronics Co., Ltd.	334,810	16,556,675

		282,642,117

Financials–21.1%
Banks–14.8%
Agricultural Bank of China Ltd.–Class H	6,868,000	$2,543,397
Al Rajhi Bank	478,534	9,420,441
Alpha Services and Holdings SA(a)	1,635,120	2,009,612
AU Small Finance Bank Ltd.(b)	341,579	2,411,555
Bank BTPN Syariah Tbk PT	11,366,200	1,660,532
Bank for Foreign Trade of Vietnam JSC(a)	2,455,901	9,591,583
Bank Mandiri Persero Tbk PT	4,590,500	3,161,231
Bank Negara Indonesia Persero Tbk PT	4,231,200	2,647,632
Bank of the Philippine Islands	4,057,708	7,671,734
Bank Polska Kasa Opieki SA	426,373	8,481,950
China Construction Bank Corp.–Class H	9,090,000	5,883,002
China Merchants Bank Co., Ltd.–Class H	1,124,000	5,707,691
Credicorp Ltd.	35,208	4,661,187
Emirates NBD Bank PJSC	1,760,698	6,300,666
Eurobank Ergasias Services and Holdings SA(a)	2,499,500	3,311,796
Hana Financial Group, Inc.	573,040	17,947,008
HDFC Bank Ltd.	942,119	18,524,051
Itau Unibanco Holding SA (Preference Shares)	1,208,600	5,899,390
Kasikornbank PCL	1,415,800	5,493,398
KB Financial Group, Inc.	494,619	18,064,568
Metropolitan Bank & Trust Co.	7,361,320	7,939,520
NU Holdings Ltd./Cayman Islands–Class A(a)	1,839,370	8,755,401
Ping An Bank Co., Ltd.–Class A(a)	2,355,460	4,292,229
Regional SAB de CV	413,676	3,159,961
Sberbank of Russia PJSC(a)(c)(d)	951,472	0
State Bank of India	1,254,023	8,004,911

		173,544,446

Capital Markets–0.9%
B3 SA–Brasil Bolsa Balcao	3,320,400	6,780,404
Banco BTG Pactual S.A	981,700	3,805,977

		10,586,381

Consumer Finance –0.4%
Kaspi.KZ JSC (GDR)(b)	44,000	3,322,000
Muangthai Capital PCL	1,623,000	1,643,826

		4,965,826

Financial Services–1.3%
Housing Development Finance Corp. Ltd.	460,720	14,743,441

Insurance–3.7%
AIA Group Ltd.	1,925,200	20,190,256
Hyundai Marine & Fire Insurance Co., Ltd.	159,790	4,148,632
Ping An Insurance Group Co. of China Ltd.–Class H	2,929,000	18,948,323

		43,287,211

		247,127,305

Schedule of Investments—Emerging Markets Portfolio	1

Company	Shares	U.S. $ Value

Consumer Discretionary–19.5%
Automobile Components–0.2%
Balkrishna Industries Ltd.	93,663	$2,234,156

Automobiles–2.1%
Great Wall Motor Co., Ltd.–Class H	3,893,000	4,817,007
Kia Corp.	229,273	14,308,480
Maruti Suzuki India Ltd.	51,102	5,174,011

		24,299,498

Broadline Retail–6.0%
Alibaba Group Holding Ltd.(a)	3,757,880	47,595,380
JD.com, Inc.–Class A	529,063	11,552,722
MercadoLibre, Inc.(a)	8,310	10,953,078

		70,101,180

Diversified Consumer Services–0.5%
Fu Shou Yuan International Group Ltd.	7,306,000	5,911,482

Hotels, Restaurants & Leisure–4.5%
Americana Restaurants International PLC(a)	4,926,680	5,302,445
Galaxy Entertainment Group Ltd.(a)	1,312,000	8,776,183
H World Group Ltd.(a)	1,130,100	5,531,795
Meituan–Class B(a)(b)	478,670	8,684,134
Melco Resorts & Entertainment Ltd. (ADR)(a)	149,110	1,898,170
Sands China Ltd.(a)	3,219,200	11,183,463
Shanghai Jinjiang International Hotels Co., Ltd.	1,192,000	10,918,637
Westlife Foodworld Ltd.(a)	123,507	1,022,548

		53,317,375

Household Durables–1.0%
Gree Electric Appliances, Inc. of Zhuhai–Class A	513,300	2,740,029
Midea Group Co., Ltd.–Class A	1,144,000	8,951,522

		11,691,551

Specialty Retail–2.7%
China Tourism Group Duty Free Corp. Ltd.–Class A	399,700	10,673,610
Lojas Renner SA	2,727,017	8,915,284
Mobile World Investment Corp.	420,200	692,595
Pet Center Comercio e Participacoes SA	1,109,440	1,357,126
Trent Ltd.	179,033	3,006,769
Wilcon Depot, Inc.	3,847,400	2,126,009
Zhongsheng Group Holdings Ltd.	968,500	4,772,164

		31,543,557

Textiles, Apparel & Luxury Goods–2.5%
ANTA Sports Products Ltd.	403,000	5,851,201
F&F Co., Ltd./New	26,520	2,853,475
Li Ning Co., Ltd.	1,350,000	10,616,276
Samsonite International SA(a)(b)	3,449,700	10,696,666

		30,017,618

		229,116,417

Materials–7.8%
Chemicals–2.2%
Atul Ltd.	22,634	$1,921,115
Chunbo Co., Ltd.	10,930	2,112,225
Deepak Fertilisers & Petrochemicals Corp. Ltd.	91,774	615,050
Ganfeng Lithium Group Co., Ltd.–Class H(b)	283,000	1,763,477
Hansol Chemical Co., Ltd.	9,830	1,816,408
Navin Fluorine International Ltd.	35,791	1,863,256
PI Advanced Materials Co., Ltd.	30,230	877,407
PI Industries Ltd.	64,884	2,398,733
Rianlon Corp.–Class A	88,500	599,377
Shandong Sinocera Functional Material Co., Ltd.–Class A	295,000	1,217,662
Sociedad Quimica y Minera de Chile SA (Sponsored ADR)	101,990	8,267,309
SRF Ltd.	55,796	1,636,022
Tianqi Lithium Corp.–Class A(a)	96,900	1,066,772

		26,154,813

Construction Materials–0.8%
Anhui Conch Cement Co., Ltd.–Class H	680,000	2,356,684
GCC SAB de CV	807,122	6,405,019

		8,761,703

Metals & Mining–4.8%
Aluminum Corp. of China Ltd.–Class H	9,908,000	5,018,484
First Quantum Minerals Ltd.	530,567	12,197,349
Freeport-McMoRan, Inc.	380,050	15,547,845
Hoa Phat Group JSC	1,305,542	1,161,332
Ivanhoe Mines Ltd.–Class A(a)	1,094,831	9,891,148
KGHM Polska Miedz SA	212,950	6,048,409
POSCO Holdings, Inc.	23,230	6,572,258

		56,436,825

		91,353,341

Industrials–7.1%
Building Products–0.3%
Astral Ltd.	133,794	2,178,908
Kajaria Ceramics Ltd.	89,884	1,151,323

		3,330,231

Construction & Engineering–0.7%
Sinopec Engineering Group Co., Ltd.–Class H	11,784,000	5,857,068
Voltas Ltd.	178,710	1,781,310

		7,638,378

Electrical Equipment–1.9%
Bizlink Holding, Inc.	217,000	1,995,355
Contemporary Amperex Technology Co., Ltd.–Class A	90,500	5,356,833
Ecopro BM Co., Ltd.	22,450	3,890,461

2	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Company	Shares	U.S. $ Value
KEI Industries Ltd.	79,825	$1,646,946
Sungrow Power Supply Co., Ltd.–Class A	234,400	3,584,526
Suzhou Maxwell Technologies Co., Ltd.–Class A	67,600	3,000,473
Voltronic Power Technology Corp.	54,158	3,083,955

		22,558,549

Ground Transportation–0.2%
Globaltrans Investment PLC (Sponsored GDR)(a)(b)(c)(d)	658,169	0
Rumo SA	562,700	2,092,730

		2,092,730

Industrial Conglomerates–0.6%
Ayala Corp.	190,060	2,283,957
Bidvest Group Ltd. (The)	362,680	5,162,054

		7,446,011

Machinery–1.8%
Airtac International Group	81,000	3,167,860
Escorts Ltd.	23,265	536,336
Estun Automation Co., Ltd.–Class A	1,936,800	7,905,588
Weichai Power Co., Ltd.–Class H	4,331,000	6,949,658
Zhengzhou Yutong Bus Co., Ltd.–Class A(a)	1,524,800	2,740,082

		21,299,524

Professional Services–0.2%
Centre Testing International Group Co., Ltd.–Class A	510,756	1,523,923
Sporton International, Inc.	142,415	1,266,888

		2,790,811

Trading Companies & Distributors–0.3%
Barloworld Ltd.	745,079	3,737,321

Transportation Infrastructure–1.1%
Grupo Aeroportuario del Centro Norte SAB de CV	926,128	10,342,619
Grupo Aeroportuario del Pacifico SAB de CV–Class B	107,700	2,100,987

		12,443,606

		83,337,161

Utilities–4.4%
Electric Utilities–2.0%
Centrais Eletricas Brasileiras SA	442,749	2,907,139
Equatorial Energia SA	2,378,300	12,650,607
Power Grid Corp. of India Ltd.	2,898,536	7,972,830

		23,530,576

Gas Utilities–1.4%
GAIL India Ltd.	6,058,287	7,793,412
Kunlun Energy Co., Ltd.	11,406,000	8,904,990

		16,698,402

Independent Power and Renewable Electricity Producers–1.0%
ACEN Corp.	478,950	$54,214
China Datang Corp. Renewable Power Co., Ltd.–Class H	12,569,000	4,497,703
China Longyuan Power Group Corp. Ltd.–Class H	5,333,000	6,083,958
Xinyi Energy Holdings Ltd.	3,936,000	1,182,257

		11,818,132

		52,047,110

Energy–3.5%
Energy Equipment & Services–0.6%
China Oilfield Services Ltd.–Class H	7,000,000	7,195,965

Oil, Gas & Consumable Fuels–2.9%
China Petroleum & Chemical Corp.–Class H	25,032,000	14,771,877
Gazprom PJSC (Sponsored ADR)(a)(c)(d)	436,750	0
LUKOIL PJSC(c)(d)	80,321	0
Parex Resources, Inc.	502,645	9,349,978
PetroChina Co., Ltd.–Class H	5,648,000	3,336,466
Reliance Industries Ltd.	241,984	6,880,416

		34,338,737

		41,534,702

Communication Services–2.6%
Entertainment–0.6%
International Games System Co., Ltd.	386,000	7,280,650

Interactive Media & Services–2.0%
Tencent Holdings Ltd.	476,700	23,295,993

		30,576,643

Real Estate–2.4%
Real Estate Management & Development–2.4%
Ayala Land, Inc.	10,141,100	4,970,213
China Overseas Land & Investment Ltd.	3,231,000	7,794,713
China Resources Land Ltd.	786,000	3,579,312
Emaar Properties PJSC	3,558,297	5,437,084
Megaworld Corp.	52,878,000	1,949,336
Vincom Retail JSC(a)	1,326,300	1,676,665
Vinhomes JSC(b)	1,099,700	2,416,446

		27,823,769

Consumer Staples–2.1%
Beverages–0.7%
Kweichow Moutai Co., Ltd.–Class A	29,500	7,792,705

Consumer Staples Distribution & Retail–0.7%
Atacadao SA	2,117,500	5,176,302

Schedule of Investments—Emerging Markets Portfolio	3

Company	Shares	U.S. $ Value
BGF retail Co., Ltd.	13,620	$1,897,340
Dino Polska SA(a)(b)	20,120	1,827,506
X5 Retail Group NV (GDR)(a)(b)(c)	226,094	0

		8,901,148

Personal Care Products–0.2%
Proya Cosmetics Co., Ltd.–Class A	116,740	3,091,293

Tobacco–0.5%
ITC Ltd.	1,167,053	5,456,234

		25,241,380

Health Care–1.6%
Health Care Providers & Services–1.6%
Apollo Hospitals Enterprise Ltd.	85,642	4,499,062
Hapvida Participacoes e Investimentos SA(a)(b)	5,470,600	2,827,881
Universal Vision Biotechnology Co., Ltd.	853,450	11,138,475

		18,465,418

Total Common Stocks (cost $1,062,096,760)		1,129,265,363

EQUITY LINKED NOTES–2.1%

Information Technology–1.4%
IT Services–1.4%
FPT Corp., Macquarie Bank Ltd., expiring 07/15/2024(a)	4,720,355	15,922,390

Real Estate–0.5%
Real Estate Management & Development–0.5%
Vincom Retail JSC, Macquarie Bank Ltd., expiring 07/15/2024(a)	5,053,410	$6,367,938

Consumer Discretionary–0.2%
Specialty Retail–0.2%
Mobile World Investment Corp., Macquarie Bank Ltd., expiring 07/15/2024(a)	1,087,000	1,785,726

Total Equity Linked Notes (cost $13,764,568)		24,076,054

SHORT-TERM INVESTMENTS–1.0%
Investment Companies–1.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.75%(e)(f)(g) (cost $12,011,266)	12,011,266	12,011,266
Total Investments–99.3% (cost $1,087,872,594)		1,165,352,683

Other assets less liabilities–0.7%		7,894,879

Net Assets–100.0%		$1,173,247,562

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	BRL	15,954	USD	3,054	04/04/2023	$(93,434)
Bank of America, NA	USD	3,140	BRL	15,954	04/04/2023	7,404
Bank of America, NA	USD	3,044	IDR	46,846,249	04/13/2023	90,085
Bank of America, NA	CNH	15,534	USD	2,264	04/20/2023	517
Bank of America, NA	CNH	29,671	USD	4,270	04/20/2023	(52,657)
Bank of America, NA	CLP	2,410,590	USD	2,969	05/17/2023	(48,842)
Bank of America, NA	TWD	67,119	USD	2,219	06/15/2023	4,704
Bank of America, NA	TWD	320,656	USD	10,524	06/15/2023	(53,889)
Bank of America, NA	HKD	20,681	USD	2,647	07/12/2023	687
Barclays Bank PLC	BRL	27,028	USD	5,320	04/04/2023	(12,543)
Barclays Bank PLC	USD	5,197	BRL	27,028	04/04/2023	135,994
Barclays Bank PLC	PHP	1,036,389	USD	18,938	04/27/2023	(155,320)
Barclays Bank PLC	INR	157,594	USD	1,903	06/22/2023	(8,118)
Barclays Bank PLC	HKD	394,739	USD	50,739	07/12/2023	236,227
BNP Paribas SA	CNH	18,791	USD	2,763	04/20/2023	25,211
BNP Paribas SA	USD	2,114	CNH	14,528	04/20/2023	2,391
Citibank, NA	BRL	44,198	USD	8,700	04/04/2023	(20,512)
Citibank, NA	USD	8,566	BRL	44,198	04/04/2023	154,716
Citibank, NA	USD	4,150	CNH	28,610	04/20/2023	17,905
Citibank, NA	USD	2,356	PLN	10,546	04/27/2023	84,068
Citibank, NA	BRL	44,198	USD	8,528	05/03/2023	(149,867)

4	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Citibank, NA	USD	30,775	INR	2,540,081	06/22/2023	$23,458
Citibank, NA	HKD	22,842	USD	2,923	07/12/2023	1,045
Deutsche Bank AG	PLN	53,572	USD	12,276	04/27/2023	(117,786)
Goldman Sachs Bank USA	USD	35,241	CNH	240,032	04/20/2023	(273,525)
HSBC Bank USA	CNH	14,396	USD	2,071	04/20/2023	(26,622)
HSBC Bank USA	USD	7,513	ZAR	138,484	04/20/2023	253,526
HSBC Bank USA	USD	4,463	MXN	85,534	05/25/2023	237,329
HSBC Bank USA	HKD	9,105	USD	1,165	07/12/2023	101
HSBC Bank USA	HKD	14,698	USD	1,880	07/12/2023	(401)
HSBC Bank USA	USD	2,754	HKD	21,538	07/12/2023	1,140
JPMorgan Chase Bank, NA	USD	8,422	IDR	127,673,774	04/13/2023	120,246
JPMorgan Chase Bank, NA	USD	2,334	HKD	18,222	07/12/2023	(2,514)
Morgan Stanley Capital Services, Inc.	BRL	55,272	USD	10,702	04/04/2023	(203,229)
Morgan Stanley Capital Services, Inc.	USD	10,879	BRL	55,272	04/04/2023	25,651
Morgan Stanley Capital Services, Inc.	USD	2,020	IDR	30,663,131	04/13/2023	31,478
Morgan Stanley Capital Services, Inc.	CNH	25,222	USD	3,632	04/20/2023	(41,838)
Morgan Stanley Capital Services, Inc.	USD	23,921	ZAR	429,077	04/20/2023	143,360
Morgan Stanley Capital Services, Inc.	USD	4,583	PLN	20,400	04/27/2023	135,974
Morgan Stanley Capital Services, Inc.	TWD	57,676	USD	1,903	06/15/2023	550
Morgan Stanley Capital Services, Inc.	INR	254,774	USD	3,078	06/22/2023	(11,451)
Morgan Stanley Capital Services, Inc.	MYR	5,073	USD	1,155	06/22/2023	(2,138)
Morgan Stanley Capital Services, Inc.	USD	17,581	MYR	78,373	06/22/2023	294,483
Morgan Stanley Capital Services, Inc.	HKD	26,691	USD	3,416	07/12/2023	1,241
Morgan Stanley Capital Services, Inc.	USD	3,456	HKD	26,987	07/12/2023	(2,838)
Standard Chartered Bank	CNH	12,827	USD	1,864	04/20/2023	(4,519)
State Street Bank & Trust Co.	ZAR	25,313	USD	1,392	04/20/2023	(27,225)
State Street Bank & Trust Co.	USD	16,430	THB	562,744	04/27/2023	67,276
State Street Bank & Trust Co.	USD	3,655	MXN	69,051	05/25/2023	139,328
State Street Bank & Trust Co.	USD	3,380	HKD	26,400	07/12/2023	(1,975)

						$924,852

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2023, the aggregate market value of these securities amounted to $34,768,183 or 3.0% of net assets.
(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	Fair valued by the Adviser.
(e)	Affiliated investments.
(f)	The rate shown represents the 7-day yield as of period end.
(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

BRL—Brazilian Real

CLP—Chilean Peso

CNH—Chinese Yuan Renminbi (Offshore)

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

INR—Indian Rupee

MXN—Mexican Peso

MYR—Malaysian Ringgit

PHP—Philippine Peso

PLN—Polish Zloty

THB—Thailand Baht

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

PJSC—Public Joint Stock Company

See notes to financial statements.

Schedule of Investments—Emerging Markets Portfolio	5

SCB–ST–1946–0323

Sanford C. Bernstein Fund, Inc.

March 31, 2023

Schedule of Investments To the Semi-Annual
Report For the Fixed Income Taxable Portfolios

Intermediate Duration

Short Duration Plus

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

March 31, 2023 (unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS–TREASURIES–37.7%
United States–37.7%
U.S. Treasury Bonds 1.25%, 05/15/2050	U.S.$	193,079	$111,684,250
1.75%, 08/15/2041		67,323	48,640,795
2.00%, 11/15/2041		9,057	6,815,694
2.25%, 08/15/2046		12,530	9,417,078
2.375%, 02/15/2042		11,433	9,173,276
2.375%, 11/15/2049		2,885	2,218,745
2.50%, 02/15/2045		1,916	1,523,819
2.50%, 05/15/2046		23,956	18,940,213
3.00%, 05/15/2045		23,139	20,087,544
3.00%, 08/15/2048		28,274	24,589,370
3.00%, 02/15/2049		26,971	23,515,602
3.25%, 05/15/2042		11,593	10,676,244
3.375%, 08/15/2042		19,569	18,339,447
3.375%, 05/15/2044		5,710	5,295,561
3.50%, 02/15/2039		4,254	4,192,849
3.75%, 11/15/2043		10,205	10,048,736
4.00%, 11/15/2042		33,530	34,378,728
4.375%, 02/15/2038		1,920	2,098,800
4.375%, 11/15/2039		47,210	51,481,030
4.50%, 02/15/2036		4,048	4,490,306
4.75%, 02/15/2037		4,156	4,728,749
U.S. Treasury Notes
0.50%, 11/30/2023		32,279	31,391,036
1.25%, 11/30/2026		48,088	43,955,803
1.25%, 08/15/2031(a)		28,478	23,868,208
1.625%, 04/30/2023		7,910	7,891,860
1.625%, 05/15/2026(a)		236,708	221,432,750
1.75%, 11/15/2029		11,550	10,366,125
2.625%, 02/15/2029		30,853	29,228,586
2.75%, 07/31/2027		20,566	19,785,519
3.125%, 08/31/2027		14,336	14,011,298
3.50%, 02/15/2033		11,840	11,849,050
3.875%, 11/30/2027		159,618	161,114,520
3.875%, 12/31/2027		75,973	76,709,190
4.00%, 02/29/2028		13,956	14,193,993
4.125%, 01/31/2025		14,192	14,181,312
4.125%, 09/30/2027		20,692	21,063,606
4.125%, 11/15/2032		22,554	23,681,175
4.625%, 02/28/2025		64,333	64,926,373

Total Governments–Treasuries (cost $1,289,069,180)			1,211,987,240

	Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADE–22.4%

Financial Institutions–10.9%
Banking–8.5%
AIB Group PLC 7.583%, 10/14/2026(b)	U.S.$	12,422	$12,727,209
American Express Co. 4.90%, 02/13/2026		3,594	3,622,393
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(b)		5,996	5,405,019
Banco Santander SA 4.175%, 03/24/2028		3,200	3,001,312
Bank of America Corp. 4.376%, 04/27/2028		6,858	6,649,105
Bank of Ireland Group PLC 6.253%, 09/16/2026(b)		2,285	2,276,911
Barclays PLC 7.385%, 11/02/2028		7,866	8,328,914
BNP Paribas SA 2.591%, 01/20/2028(b)		2,660	2,386,313
4.625%, 02/25/2031(b)(c)		1,913	1,415,276
7.375%, 08/19/2025(b)(c)		260	246,327
7.75%, 08/16/2029(b)(c)		2,860	2,733,245
Capital One Financial Corp. 5.468%, 02/01/2029		1,883	1,835,548
Citigroup, Inc. 4.075%, 04/23/2029		5,373	5,120,362
8.87% (LIBOR 3 Month + 4.07%), 07/30/2023(c)(d)		1,058	1,052,297
Series W 4.00%, 12/10/2025(c)		3,243	2,841,679
Citizens Financial Group, Inc. 4.30%, 12/03/2025		4,790	4,305,108
Cooperatieve Rabobank UA 5.564%, 02/28/2029(b)		7,918	7,971,842
Credit Suisse Group AG 3.091%, 05/14/2032(b)		8,899	7,140,914
4.194%, 04/01/2031(b)		2,852	2,513,439
6.373%, 07/15/2026(b)		6,080	5,911,584
Danske Bank A/S 4.298%, 04/01/2028(b)		5,462	5,144,166
6.466%, 01/09/2026(b)		1,891	1,894,423
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		4,221	3,632,128
2.552%, 01/07/2028		604	514,499
3.961%, 11/26/2025		1,336	1,263,054
6.119%, 07/14/2026		4,828	4,685,043
Discover Bank 4.682%, 08/09/2028		2,264	2,086,842
Federation des Caisses Desjardins du Quebec 4.55%, 08/23/2027(b)		6,672	6,520,679
Goldman Sachs Group, Inc. (The) Series V 4.125%, 11/10/2026(c)		3,016	2,506,055

Schedule of Investments—Intermediate Duration Portfolio	1

	Principal Amount (000)		U.S. $ Value
HSBC Holdings PLC 2.804%, 05/24/2032	U.S.$	2,559	$2,091,164
2.848%, 06/04/2031		7,601	6,386,892
4.762%, 03/29/2033		3,381	3,082,863
8.00%, 03/07/2028(c)		7,100	7,097,799
8.113%, 11/03/2033		2,992	3,341,226
Intesa Sanpaolo SpA 5.017%, 06/26/2024(b)		6,204	6,042,696
7.00%, 11/21/2025(b)		819	831,154
JPMorgan Chase & Co. 2.58%, 04/22/2032		9,618	8,101,530
4.851%, 07/25/2028		6,901	6,889,889
KBC Group NV 5.796%, 01/19/2029(b)		1,666	1,676,229
Lloyds Banking Group PLC 5.871%, 03/06/2029		2,422	2,443,192
7.50%, 06/27/2024(c)		1,092	1,030,804
7.953%, 11/15/2033		3,067	3,391,151
8.00%, 09/27/2029(c)		5,663	5,212,452
Mitsubishi UFJ Financial Group, Inc. 5.475%, 02/22/2031		761	767,004
Mizuho Financial Group, Inc. 5.414%, 09/13/2028		6,462	6,487,396
5.739%, 05/27/2031		7,918	8,077,469
Morgan Stanley 0.406%, 10/29/2027	EUR	3,196	3,028,159
4.21%, 04/20/2028	U.S.$	4,283	4,160,849
6.296%, 10/18/2028		3,910	4,112,968
Series G 3.772%, 01/24/2029		5,695	5,396,069
Nationwide Building Society 2.972%, 02/16/2028(b)		5,154	4,672,256
NatWest Group PLC 4.269%, 03/22/2025		569	557,717
5.847%, 03/02/2027		1,660	1,663,785
7.472%, 11/10/2026		2,737	2,838,926
PNC Financial Services Group, Inc. (The) 5.068%, 01/24/2034		1,755	1,732,676
Santander Holdings USA, Inc. 2.49%, 01/06/2028		3,137	2,713,474
6.499%, 03/09/2029		2,742	2,740,273
Santander UK Group Holdings PLC 6.833%, 11/21/2026		7,481	7,582,816
Societe Generale SA 2.797%, 01/19/2028(b)		9,487	8,380,247
Standard Chartered PLC 3.971%, 03/30/2026(b)		3,723	3,580,484
6.312% (LIBOR 3 Month + 1.51%), 01/30/2027(b)(c)(d)		300	252,381
7.75%, 04/02/2023(b)(c)		822	822,000
7.776%, 11/16/2025(b)		4,277	4,374,644
Swedbank AB Series NC5 5.625%, 09/17/2024(b)(c)		400	380,300

	Principal Amount (000)		U.S. $ Value
Truist Financial Corp. 1.95%, 06/05/2030	U.S.$	1,039	$838,400
5.122%, 01/26/2034		2,822	2,748,938
UBS Group AG 4.988%, 08/05/2033(b)		4,928	4,697,074
7.00%, 02/19/2025(b)(c)		408	384,006
UniCredit SpA 1.982%, 06/03/2027(b)		271	236,952
2.569%, 09/22/2026(b)		6,253	5,652,274
3.127%, 06/03/2032(b)		1,858	1,458,363
US Bancorp Series J 5.30%, 04/15/2027(c)		3,485	2,985,948
Wells Fargo & Co. 3.584%, 05/22/2028		2,117	1,993,727
Series BB 3.90%, 03/15/2026(c)		2,664	2,345,812

			271,014,114

Brokerage–0.4%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(c)		1,529	1,448,987
Series I 4.00%, 06/01/2026(c)		7,570	6,222,010
Nomura Holdings, Inc. 5.709%, 01/09/2026		5,892	5,898,776

			13,569,773

Finance–1.0%
Air Lease Corp. 3.625%, 04/01/2027		303	281,335
Aircastle Ltd. 2.85%, 01/26/2028(b)		8,390	7,234,781
4.125%, 05/01/2024		1,481	1,447,663
4.25%, 06/15/2026		530	501,507
5.25%, 08/11/2025(b)		3,730	3,644,359
Aviation Capital Group LLC 1.95%, 01/30/2026(b)		4,547	4,042,010
1.95%, 09/20/2026(b)		1,485	1,285,282
3.50%, 11/01/2027(b)		1,314	1,171,904
4.125%, 08/01/2025(b)		35	33,291
4.375%, 01/30/2024(b)		1,300	1,278,186
4.875%, 10/01/2025(b)		1,447	1,395,270
5.50%, 12/15/2024(b)		3,623	3,581,046
Synchrony Financial 2.875%, 10/28/2031		4,872	3,473,054
3.95%, 12/01/2027		861	730,369
4.50%, 07/23/2025		869	788,896
4.875%, 06/13/2025		831	770,503

			31,659,456

Insurance–0.6%
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(b)		2,851	2,478,146
MetLife Capital Trust IV 7.875%, 12/15/2037(b)		5,200	5,399,004

2	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Prudential Financial, Inc. 5.20%, 03/15/2044	U.S.$	1,970	$1,871,244
5.375%, 05/15/2045		615	573,365
5.625%, 06/15/2043		1,099	1,080,998
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(b)		5,000	4,699,300
Voya Financial, Inc. 5.65%, 05/15/2053		3,089	2,974,676

			19,076,733

REITs–0.4%
American Tower Corp. 3.65%, 03/15/2027		3,517	3,338,547
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		4,731	3,862,720
Host Hotels & Resorts LP Series I 3.50%, 09/15/2030		1,343	1,138,421
Vornado Realty LP 3.40%, 06/01/2031		7,733	5,351,081

			13,690,769

			349,010,845

Industrial–10.8%
Basic–0.3%
Braskem Netherlands Finance BV 4.50%, 01/31/2030(b)		1,724	1,454,194
Celanese US Holdings LLC 5.90%, 07/05/2024		6,569	6,572,087
Freeport Indonesia PT 4.763%, 04/14/2027(b)		904	879,875

			8,906,156

Capital Goods–0.6%
Flowserve Corp. 2.80%, 01/15/2032		4,669	3,708,353
Parker-Hannifin Corp. 3.25%, 06/14/2029		2,817	2,595,415
Regal Rexnord Corp. 6.05%, 02/15/2026(b)		6,295	6,338,058
Trane Technologies Financing Ltd. 5.25%, 03/03/2033		1,849	1,911,552
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		1,117	1,065,864
4.40%, 03/15/2024		4,344	4,286,094

			19,905,336

Communications–Media–0.6%
Discovery Communications LLC 5.20%, 09/20/2047		1,999	1,647,656
5.30%, 05/15/2049		857	714,901

	Principal Amount (000)		U.S. $ Value
Fox Corp. 4.709%, 01/25/2029	U.S.$	2,656	$2,632,441
5.576%, 01/25/2049		4,396	4,204,598
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		1,966	1,924,734
Prosus NV 3.257%, 01/19/2027(b)		1,724	1,564,530
3.68%, 01/21/2030(b)		550	465,781
4.027%, 08/03/2050(b)		1,993	1,296,447
Tencent Holdings Ltd. 3.24%, 06/03/2050(b)		4,830	3,161,537
Time Warner Cable LLC 4.50%, 09/15/2042		2,370	1,823,288

			19,435,913

Consumer Cyclical–Automotive– 0.7%
General Motors Co. 6.125%, 10/01/2025		1,152	1,172,137
General Motors Financial Co., Inc. 4.30%, 04/06/2029		710	661,521
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(b)		7,064	6,334,218
6.50%, 03/10/2028(b)		1,242	1,258,308
Mercedes-Benz Finance North America LLC 4.80%, 03/30/2026(b)		5,380	5,384,519
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(b)		8,330	7,751,482

			22,562,185

Consumer Cyclical–Other–0.6%
Las Vegas Sands Corp. 3.90%, 08/08/2029		8,755	7,907,253
Marriott International, Inc,/MD 4.90%, 04/15/2029		6,432	6,372,375
MDC Holdings, Inc. 6.00%, 01/15/2043		3,776	3,278,588

			17,558,216

Consumer Cyclical–Retailers–0.7%
Advance Auto Parts, Inc. 3.50%, 03/15/2032		73	62,050
3.90%, 04/15/2030		8,625	7,847,801
Lowe’s Cos., Inc. 5.80%, 09/15/2062		4,887	4,914,025
Ross Stores, Inc. 4.70%, 04/15/2027		7,988	7,933,362

			20,757,238

Consumer Non-Cyclical –1.5%
Altria Group, Inc. 3.40%, 05/06/2030		7,300	6,497,146
BAT Capital Corp. 2.259%, 03/25/2028		11,104	9,536,670
4.906%, 04/02/2030		3,799	3,664,743
7.75%, 10/19/2032		838	929,375

Schedule of Investments—Intermediate Duration Portfolio	3

	Principal Amount (000)		U.S. $ Value
Cargill, Inc. 5.125%, 10/11/2032(b)	U.S.$	3,643	$3,761,507
Cigna Corp. 4.375%, 10/15/2028		3,600	3,546,000
CVS Health Corp. 4.30%, 03/25/2028		179	175,812
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		5,660	4,230,397
Philip Morris International, Inc. 4.875%, 02/13/2026		2,541	2,559,626
5.00%, 11/17/2025		4,607	4,646,298
5.625%, 11/17/2029		829	866,454
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		2,211	2,195,059
Zoetis, Inc. 5.40%, 11/14/2025		5,180	5,271,220

			47,880,307

Energy–1.5%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		12,047	8,357,486
Continental Resources, Inc./OK 2.875%, 04/01/2032(b)		5,368	4,167,447
5.75%, 01/15/2031(b)		3,997	3,835,841
Devon Energy Corp. 5.60%, 07/15/2041		4,914	4,707,415
EQT Corp. 5.70%, 04/01/2028		1,958	1,962,621
Oleoducto Central SA 4.00%, 07/14/2027(b)		631	542,581
ONEOK Partners LP 6.125%, 02/01/2041		294	289,699
ONEOK, Inc. 4.35%, 03/15/2029		4,164	3,940,643
6.35%, 01/15/2031		1,081	1,129,256
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		3,754	3,357,052
Suncor Energy, Inc. 6.80%, 05/15/2038		5,543	6,087,267
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(b)		833	622,667
Var Energi ASA 7.50%, 01/15/2028(b)		5,044	5,301,698
8.00%, 11/15/2032(b)		4,495	4,811,628

			49,113,301

Services–0.7%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		9,680	7,955,315
Booking Holdings, Inc. 4.50%, 11/15/2031	EUR	3,033	3,421,551

	Principal Amount (000)		U.S. $ Value
Expedia Group, Inc. 6.25%, 05/01/2025(b)	U.S.$	211	$213,827
Global Payments, Inc. 3.20%, 08/15/2029		3,208	2,825,703
5.40%, 08/15/2032		4,124	4,038,633
S&P Global, Inc. 4.25%, 05/01/2029		1,574	1,552,200
4.75%, 08/01/2028		307	311,218
Verisk Analytics, Inc. 5.75%, 04/01/2033		3,088	3,242,307

			23,560,754

Technology–3.4%
Apple, Inc. 4.10%, 08/08/2062		5,020	4,479,446
Broadcom, Inc. 3.137%, 11/15/2035(b)		1,202	926,321
3.187%, 11/15/2036(b)		8,430	6,389,350
4.15%, 11/15/2030		1,542	1,429,388
4.15%, 04/15/2032(b)		2,002	1,825,384
4.926%, 05/15/2037(b)		4,241	3,847,987
Entegris Escrow Corp. 4.75%, 04/15/2029(b)		5,311	5,012,150
Fiserv, Inc. 3.50%, 07/01/2029		9,632	8,939,652
Honeywell International, Inc. 4.125%, 11/02/2034	EUR	5,113	5,626,782
HP, Inc. 5.50%, 01/15/2033	U.S.$	8,393	8,315,868
Infor, Inc. 1.75%, 07/15/2025(b)		2,719	2,478,939
Intel Corp. 5.05%, 08/05/2062		6,717	6,220,614
International Business Machines Corp. 4.50%, 02/06/2026		6,404	6,389,207
4.90%, 07/27/2052		6,550	6,127,459
KLA Corp. 4.10%, 03/15/2029		1,349	1,328,171
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		9,627	8,414,287
Lenovo Group Ltd. 5.831%, 01/27/2028(b)		2,626	2,641,152
6.536%, 07/27/2032(b)		5,309	5,373,040
Micron Technology, Inc. 6.75%, 11/01/2029		8,375	8,910,246
NXP BV/NXP Funding LLC 5.55%, 12/01/2028		4,119	4,208,877
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030		3,313	2,978,553
Oracle Corp. 5.375%, 07/15/2040		1,114	1,066,466
SK Hynix, Inc. 2.375%, 01/19/2031(b)		1,818	1,356,537
TSMC Arizona Corp. 3.875%, 04/22/2027		2,710	2,647,805

4	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Western Digital Corp. 2.85%, 02/01/2029	U.S.$	1,351	$1,099,957
3.10%, 02/01/2032		408	308,138

			108,341,776

Transportation–Airlines–0.2%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(b)		3,110	3,055,897
4.75%, 10/20/2028(b)		3,940	3,779,681

			6,835,578

Transportation–Railroads –0.0%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(b)		430	376,643
5.875%, 07/05/2034(b)		1,041	992,418

			1,369,061

Transportation–Services–0.0%
ENA Master Trust 4.00%, 05/19/2048(b)		1,235	917,759

			347,143,580

Utility–0.7%
Electric–0.7%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(b)		1,670	1,428,518
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(b)		3,081	2,285,332
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		3,641	2,790,462
Engie Energia Chile SA 3.40%, 01/28/2030(b)		3,834	3,123,033
NRG Energy, Inc. 7.00%, 03/15/2033(b)		5,900	6,132,047
Public Service Enterprise Group, Inc. 5.85%, 11/15/2027		6,033	6,272,389

			22,031,781

Other Utility–0.0%
American Water Capital Corp. 3.45%, 06/01/2029		1,654	1,553,553

			23,585,334

Total Corporates–Investment Grade (cost $781,019,087)			719,739,759

	Principal Amount (000)			U.S. $ Value

MORTGAGE PASS-THROUGHS–18.5%
Agency Fixed Rate 30-Year–17.9%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049	U.S.$	6,024		$5,686,019
3.50%, 10/01/2049		5,955		5,614,697
3.50%, 11/01/2049		2,276		2,146,003
Series 2020 3.50%, 01/01/2050		5,004		4,726,929
Series 2022 2.00%, 03/01/2052		26,310		21,824,589
2.50%, 04/01/2052		31,699		27,446,644
3.00%, 03/01/2052		17,111		15,432,057
Federal Home Loan Mortgage Corp. Gold Series 2003 5.00%, 08/01/2033		1		530
Series 2007 5.50%, 07/01/2035		537		556,879
Series 2016 4.00%, 02/01/2046		4,652		4,565,561
Series 2017 4.00%, 07/01/2044		3,217		3,156,603
Series 2018 4.00%, 08/01/2048		2,470		2,402,727
4.50%, 10/01/2048		3,873		3,868,387
4.50%, 11/01/2048		4,325		4,319,004
5.00%, 09/01/2048		1,298		1,322,886
5.00%, 11/01/2048		1,589		1,619,479
Federal National Mortgage Association Series 2001 6.50%, 08/01/2031		1		1,104
Series 2003 5.50%, 04/01/2033		441		456,076
5.50%, 07/01/2033		974		1,006,373
5.50%, 11/01/2033		0	**	105
Series 2004 5.50%, 04/01/2034		227		234,891
5.50%, 05/01/2034		209		216,710
5.50%, 11/01/2034		797		827,450
6.50%, 08/01/2034		1		1,066
Series 2005 5.50%, 02/01/2035		1,095		1,134,859
Series 2006 5.50%, 04/01/2036		198		206,681
Series 2007 5.50%, 09/01/2036		378		392,104
Series 2008 6.00%, 03/01/2037		3		2,920
Series 2010 4.00%, 12/01/2040		2,061		2,020,679
Series 2012 3.50%, 02/01/2042		1,346		1,288,405
3.50%, 11/01/2042		14,054		13,453,053

Schedule of Investments—Intermediate Duration Portfolio	5

	Principal Amount (000)		U.S. $ Value
3.50%, 01/01/2043	U.S.$	2,370	$2,267,728
Series 2013 3.50%, 04/01/2043		8,029	7,623,318
4.00%, 10/01/2043		6,530	6,391,543
Series 2015 3.00%, 05/01/2045		2,594	2,381,452
3.00%, 08/01/2045		4,734	4,345,604
Series 2018 3.50%, 02/01/2048		3,139	2,952,402
3.50%, 05/01/2048		1,280	1,210,282
4.50%, 09/01/2048		6,225	6,211,791
Series 2019 3.50%, 08/01/2049		1,955	1,843,106
3.50%, 09/01/2049		2,427	2,291,465
3.50%, 10/01/2049		6,252	5,891,548
3.50%, 11/01/2049		4,834	4,555,601
Series 2020 3.50%, 01/01/2050		4,707	4,441,993
Series 2021 2.00%, 07/01/2051		27,437	22,698,914
2.50%, 01/01/2052		8,749	7,579,154
Series 2022 2.50%, 03/01/2052		18,952	16,376,899
2.50%, 04/01/2052		20,504	17,744,039
2.50%, 05/01/2052		25,705	22,247,945
3.00%, 02/01/2052		20,474	18,477,871
3.00%, 03/01/2052		26,014	23,461,361
Government National Mortgage Association Series 2016 3.00%, 04/20/2046		1,320	1,220,335
3.00%, 05/20/2046		1,230	1,137,164
3.00%, 12/20/2046		353	325,441
Series 2023 3.00%, 04/01/2053, TBA		4,175	3,797,637
4.00%, 04/01/2053, TBA		13,580	13,072,579
4.50%, 04/01/2053, TBA		58,866	57,980,596
5.00%, 04/01/2053, TBA		48,025	48,073,933
Uniform Mortgage-Backed Security Series 2023 2.00%, 04/01/2053, TBA		54,968	45,419,003
2.50%, 04/01/2053, TBA		44,513	38,366,373
3.00%, 04/01/2053, TBA		9,249	8,293,908
4.00%, 04/01/2053, TBA		20,528	19,631,054
5.50%, 04/01/2053, TBA		31,585	31,905,777

			576,149,286

Agency Fixed Rate 15-Year–0.6%
Federal National Mortgage Association Series 2012 2.50%, 04/01/2027		7	7,065
Series 2016 2.50%, 02/01/2031		13	12,499
2.50%, 04/01/2031		9	8,344
2.50%, 05/01/2031		37	35,170

Principal Amount (000)				U.S. $ Value
2.50%, 07/01/2031	U.S.$	1,211		$1,146,271
2.50%, 08/01/2031		433		409,563
2.50%, 09/01/2031		229		216,332
2.50%, 10/01/2031		1,345		1,272,481
2.50%, 11/01/2031		9,177		8,683,553
2.50%, 12/01/2031		3,405		3,217,865
2.50%, 01/01/2032		455		429,448
Series 2017 2.50%, 01/01/2032		2,212		2,089,267
2.50%, 02/01/2032		126		119,237

				17,647,095

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association Series 2009 4.50%, 07/01/2029		183		182,459
4.50%, 08/01/2029		52		51,912
4.50%, 10/01/2029		10		9,706

				244,077

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Gold Series 2006 4.596% (LIBOR 12 Month + 2.18%), 12/01/2036(d)		0	**	147
Series 2007 4.60% (LIBOR 12 Month + 2.10%), 03/01/2037(d)		0	**	357

				504

Total Mortgage Pass-Throughs (cost $617,356,638)				594,040,962

COLLATERALIZED MORTGAGE OBLIGATIONS–7.3%
Risk Share Floating Rate–6.6%
Bellemeade Re Ltd. Series 2019-3A, Class M1C 6.795% (LIBOR 1 Month + 1.95%), 07/25/2029(b)(d)		562		559,841
Series 2021-1A, Class M1C 7.51% (SOFR + 2.95%), 03/25/2031(b)(d)		4,197		4,191,668
Series 2021-2A, Class M1B 6.06% (SOFR + 1.50%), 06/25/2031(b)(d)		7,664		7,521,475
Series 2021-3A, Class A2 5.56% (SOFR + 1.00%), 09/25/2031(b)(d)		7,199		6,986,822
Series 2022-1, Class M1B 6.71% (SOFR + 2.15%), 01/26/2032(b)(d)		3,969		3,925,786
Series 2022-2, Class M1A 8.568% (SOFR + 4.00%), 09/27/2032(b)(d)		7,387		7,396,950

6	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
Connecticut Avenue Securities Trust Series 2021-R03, Class 1M2 6.21% (SOFR + 1.65%), 12/25/2041(b)(d)	U.S.$	3,513	$3,324,697
Series 2022-R01, Class 1M2 6.46% (SOFR + 1.90%), 12/25/2041(b)(d)		9,352	8,952,490
Series 2022-R02, Class 2M1 5.76% (SOFR + 1.20%), 01/25/2042(b)(d)		6,616	6,562,321
Series 2022-R03, Class 1M2 8.06% (SOFR + 3.50%), 03/25/2042(b)(d)		6,435	6,475,366
Series 2022-R04, Class 1M2 7.66% (SOFR + 3.10%), 03/25/2042(b)(d)		1,747	1,730,418
Series 2022-R05, Class 2M2 7.56% (SOFR + 3.00%), 04/25/2042(b)(d)		5,001	4,875,921
Series 2022-R06, Class 1M1 7.31% (SOFR + 2.75%), 05/25/2042(b)(d)		6,180	6,278,668
Series 2022-R07, Class 1M1 7.518% (SOFR + 2.95%), 06/25/2042(b)(d)		8,321	8,472,171
Series 2022-R08, Class 1M1 7.11% (SOFR + 2.55%), 07/25/2042(b)(d)		6,383	6,423,728
Series 2023-R01, Class 1M1 6.968% (SOFR + 2.40%), 12/25/2042(b)(d)		5,026	5,037,547
Series 2023-R02, Class 1M1 6.868% (SOFR + 2.30%), 01/25/2043(b)(d)		3,698	3,694,085
Eagle Re Ltd. Series 2018-1, Class M2 7.845% (LIBOR 1 Month + 3.00%), 11/25/2028(b)(d)		617	619,368
Series 2021-2, Class M1B 6.61% (SOFR + 2.05%), 04/25/2034(b)(d)		2,360	2,335,232
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 9.095% (LIBOR 1 Month + 4.25%), 11/25/2023(d)		392	397,455
Series 2014-DN3, Class M3 8.845% (LIBOR 1 Month + 4.00%), 08/25/2024(d)		355	359,031
Series 2015-DNA1, Class M3 8.145% (LIBOR 1 Month + 3.30%), 10/25/2027(d)		949	957,401
Series 2016-HQA3, Class M3 8.695% (LIBOR 1 Month + 3.85%), 03/25/2029(d)		1,145	1,187,793

Principal Amount (000)			U.S. $ Value
Series 2020-DNA5, Class M2 7.36% (SOFR + 2.80%), 10/25/2050(b)(d)	U.S.$	2,373	$2,400,403
Series 2021-DNA3, Class M2 6.66% (SOFR + 2.10%), 10/25/2033(b)(d)		3,221	3,112,749
Series 2021-DNA5, Class M2 6.21% (SOFR + 1.65%), 01/25/2034(b)(d)		2,248	2,206,089
Series 2021-DNA6, Class M2 6.06% (SOFR + 1.50%), 10/25/2041(b)(d)		9,778	9,304,072
Series 2021-DNA7, Class M2 6.36% (SOFR + 1.80%), 11/25/2041(b)(d)		9,563	9,086,012
Series 2021-HQA3, Class M1 5.41% (SOFR + 0.85%), 09/25/2041(b)(d)		2,978	2,872,867
Series 2021-HQA4, Class M2 6.91% (SOFR + 2.35%), 12/25/2041(b)(d)		6,126	5,513,991
Series 2022-DNA1, Class M1A 5.56% (SOFR + 1.00%), 01/25/2042(b)(d)		3,594	3,522,263
Series 2022-DNA1, Class M1B 6.41% (SOFR + 1.85%), 01/25/2042(b)(d)		4,940	4,668,987
Series 2022-DNA2, Class M1B 6.96% (SOFR + 2.40%), 02/25/2042(b)(d)		7,072	6,869,695
Series 2022-DNA3, Class M1B 7.46% (SOFR + 2.90%), 04/25/2042(b)(d)		2,957	2,935,205
Series 2022-DNA4, Class M1B 7.91% (SOFR + 3.35%), 05/25/2042(b)(d)		5,585	5,622,916
Series 2022-DNA5, Class M1B 9.06% (SOFR + 4.50%), 06/25/2042(b)(d)		9,989	10,363,149
Series 2022-DNA6, Class M1A 6.71% (SOFR + 2.15%), 09/25/2042(b)(d)		3,098	3,106,436
Series 2022-DNA7, Class M1A 7.06% (SOFR + 2.50%), 03/25/2052(b)(d)		8,446	8,509,220
Series 2022-HQA1, Class M1B 8.06% (SOFR + 3.50%), 03/25/2042(b)(d)		1,664	1,651,854
Series 2023-DNA1, Class M1A 6.658% (SOFR + 2.10%), 03/25/2043(b)(d)		4,544	4,550,702

Schedule of Investments—Intermediate Duration Portfolio	7

Principal Amount (000)			U.S. $ Value
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 1M2 10.545% (LIBOR 1 Month + 5.70%), 04/25/2028(d)	U.S.$	940	$1,003,686
Series 2016-C02, Class 1M2 10.845% (LIBOR 1 Month + 6.00%), 09/25/2028(d)		294	309,536
Series 2016-C03, Class 1M2 10.145% (LIBOR 1 Month + 5.30%), 10/25/2028(d)		1,132	1,195,818
Series 2021-R02, Class 2M2 6.56% (SOFR + 2.00%), 11/25/2041(b)(d)		4,242	3,934,049
Home Re Ltd. Series 2021-2, Class M1B 6.16% (SOFR + 1.60%), 01/25/2034(b)(d)		4,253	4,204,791
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.095% (LIBOR 1 Month + 4.25%), 11/25/2024(d)(e)		200	193,286
Oaktown Re VII Ltd. Series 2021-2, Class M1A 6.16% (SOFR + 1.60%), 04/25/2034(b)(d)		6,767	6,712,236
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 7.602% (LIBOR 1 Month + 2.75%), 05/27/2023(b)(d)		2,660	2,598,357
Series 2019-3R, Class A 8.552% (LIBOR 1 Month + 3.70%), 11/27/2031(b)(d)		204	197,197
Series 2020-1R, Class A 8.202% (LIBOR 1 Month + 2.35%), 02/27/2023(d)(e)		857	821,092
Radnor Re Ltd. Series 2019-1, Class M1B 6.795% (LIBOR 1 Month + 1.95%), 02/25/2029(b)(d)		2,657	2,655,905
Triangle Re Ltd. Series 2021-3, Class M1A 6.46% (SOFR + 1.90%), 02/25/2034(b)(d)		3,646	3,617,592
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.095% (LIBOR 1 Month + 5.25%), 11/25/2025(d)(e)		960	891,943
Series 2015-WF1, Class 2M2 10.345% (LIBOR 1 Month + 5.50%), 11/25/2025(d)(e)		249	235,984

			213,134,316

	Principal Amount (000)		U.S. $ Value
Agency Fixed Rate–0.3%
Federal Home Loan Mortgage Corp. REMICs Series 5008, Class AI 3.50%, 09/25/2050(f)	U.S.$	9,808	$1,553,406
Series 5040, Class AI 3.50%, 11/25/2050(f)		7,198	1,198,647
Series 5043, Class IO 5.00%, 11/25/2050(f)		14,798	3,237,600
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 5.157%, 05/28/2035		1,370	1,243,159
Federal National Mortgage Association REMICs Series 2015-30, Class EI 5.00%, 05/25/2045(f)		6,734	1,107,306

			8,340,118

Agency Floating Rate–0.2%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 1.416% (6.10%–LIBOR 1 Month), 12/15/2044(d)(g)		7,023	730,661
Series 4585, Class DS 1.316% (6.00%–LIBOR 1 Month), 05/15/2046(d)(g)		4,637	513,851
Series 4693, Class SL 1.466% (6.15%–LIBOR 1 Month), 06/15/2047(d)(g)		2,950	341,275
Series 4954, Class SL 1.205% (6.05%–LIBOR 1 Month), 02/25/2050(d)(g)		2,142	233,676
Series 4981, Class HS 1.255% (6.10%–LIBOR 1 Month), 06/25/2050(d)(g)		17,848	1,970,623
Federal National Mortgage Association REMICs Series 2015-26, Class SH 1.605% (6.45%–LIBOR 1 Month), 05/25/2045(d)(g)		5,555	756,972
Series 2016-106, Class ES 1.155% (6.00%–LIBOR 1 Month), 01/25/2047(d)(g)		3,277	372,152
Series 2017-62, Class AS 1.305% (6.15%–LIBOR 1 Month), 08/25/2047(d)(g)		4,131	507,706
Series 2017-97, Class SW 1.355% (6.20%–LIBOR 1 Month), 12/25/2047(d)(g)		5,966	698,047
Government National Mortgage Association Series 2017-43, Class ST 1.339% (6.10%–LIBOR 1 Month), 03/20/2047(d)(g)		6,884	792,332

8	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
Series 2017-122, Class SA 1.439% (6.20%–LIBOR 1 Month), 08/20/2047(d)(g)	U.S.$	4,990	$605,795
Series 2017-134, Class MS 1.439% (6.20%–LIBOR 1 Month), 09/20/2047(d)(g)		5,643	713,773

			8,236,863

Non-Agency Fixed Rate–0.1%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 07/25/2035		281	201,527
Series 2006-24CB, Class A16 5.75%, 08/25/2036		2,008	1,131,920
Series 2006-28CB, Class A14 6.25%, 10/25/2036		1,400	776,461
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		494	356,044
CHL Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		594	238,016

			2,703,968

Non-Agency Floating Rate–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 5.225% (LIBOR 1 Month + 0.38%), 12/25/2036(d)		3,794	1,306,640
HomeBanc Mortgage Trust Series 2005-1, Class A1 5.345% (LIBOR 1 Month + 0.50%), 03/25/2035(d)		619	514,675
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 6.945% (LIBOR 1 Month + 2.10%), 04/25/2047(b)(d)		702	662,413

			2,483,728

Total Collateralized Mortgage Obligations (cost $239,928,798)			234,898,993

ASSET-BACKED SECURITIES –5.9%
Autos–Fixed Rate–3.1%
Americredit Automobile Receivables Trust Series 2023-1, Class A2A 5.84%, 10/19/2026		7,246	7,277,352
Avis Budget Rental Car Funding AESOP LLC Series 2023-3A, Class A 5.24%, 02/22/2028(b)		4,800	4,799,193
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		2,144	2,040,283

	Principal Amount (000)		U.S. $ Value
Series 2021-N4, Class D 2.30%, 09/11/2028	U.S.$	3,177	$2,947,415
Series 2021-P4, Class D 2.61%, 09/11/2028		4,063	3,421,115
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(b)		5,050	4,666,636
Series 2022-A, Class C 2.17%, 04/16/2029(b)		5,564	5,247,241
Series 2023-A, Class A 5.54%, 03/16/2026(b)		3,493	3,486,357
DT Auto Owner Trust Series 2023-1A, Class A 5.48%, 04/15/2027(b)		5,571	5,561,353
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(b)		1,675	1,594,880
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(b)		5,650	4,941,279
LAD Auto Receivables Trust Series 2021-1A, Class A 1.30%, 08/17/2026(b)		2,204	2,138,488
Series 2022-1A, Class A 5.21%, 06/15/2027(b)		4,730	4,702,355
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(b)		7,939	7,947,909
Prestige Auto Receivables Trust Series 2022-1A, Class A2 5.90%, 07/15/2025(b)		4,193	4,192,423
Research-Driven Pagaya Motor Asset Trust VII Series 2022-3A, Class A 5.38%, 11/25/2030(b)		5,875	5,765,990
Santander Bank Auto Credit-Linked Notes Series 2022-A, Class B 5.281%, 05/15/2032(b)		4,810	4,706,771
Series 2022-C, Class B 6.451%, 12/15/2032(b)		4,981	4,981,115
Santander Bank NA–SBCLN Series 2021-1A, Class B 1.833%, 12/15/2031(b)		2,231	2,141,625
United Auto Credit Securitization Trust Series 2022-2, Class A 4.39%, 04/10/2025(b)		3,127	3,114,778
Westlake Automobile Receivables Trust Series 2023-2A, Class A2A 5.87%, 07/15/2026(b)		7,716	7,729,392
World Omni Select Auto Trust Series 2023-A, Class A2A 5.92%, 03/15/2027		7,850	7,834,865

			101,238,815

Schedule of Investments—Intermediate Duration Portfolio	9

	Principal Amount (000)		U.S. $ Value
Other ABS–Fixed Rate–2.5%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(b)	U.S.$	8,404	$6,932,536
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(b)		1,106	1,073,510
Series 2021-Z2, Class A 1.17%, 11/16/2026(b)		1,146	1,099,154
Series 2022-A, Class B 4.64%, 05/17/2027(b)		750	708,732
Series 2022-X1, Class A 1.75%, 02/15/2027(b)		2,276	2,215,909
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2 5.30%, 06/21/2028(b)		2,643	2,631,323
Atalaya Equipment Leasing Trust Series 2021-1A, Class B 2.08%, 02/15/2027(b)		1,762	1,669,666
BHG Securitization Trust Series 2022-A, Class A 1.71%, 02/20/2035(b)		1,273	1,219,205
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(b)		1,738	1,490,398
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(b)		2,202	1,896,151
Dext ABS LLC Series 2021-1, Class B 1.76%, 02/15/2028(b)		493	448,101
Diamond Infrastructure Funding LLC Series 2021-1A, Class B 2.355%, 04/15/2049(b)		3,651	3,056,939
Diamond Issuer Series 2021-1A, Class A 2.305%, 11/20/2051(b)		7,711	6,654,487
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(b)		4,353	3,736,516
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(b)		2,271	1,953,446
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(b)		3,200	2,974,823
Series 2020-1A, Class A2 3.981%, 12/20/2050(b)		2,591	2,253,213
Kubota Credit Owner Trust Series 2023-1A, Class A2 5.40%, 02/17/2026(b)		5,570	5,563,920

	Principal Amount (000)		U.S. $ Value
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(b)	U.S.$	3,012	$2,699,203
Neighborly Issuer Series 2022-1A, Class A2 3.695%, 01/30/2052(b)		5,468	4,492,413
Series 2023-1A, Class A2 7.308%, 01/30/2053(b)		6,634	6,522,615
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(b)		3,199	2,717,175
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(b)		2,008	1,650,083
Series 2021-CA, Class B 2.53%, 04/20/2062(b)		3,421	2,759,941
Series 2021-DA, Class B 2.90%, 04/20/2062(b)		3,096	2,588,358
NMEF Funding LLC Series 2022-B, Class A2 6.07%, 06/15/2029(b)		2,786	2,805,968
Upstart Securitization Trust Series 2021-3, Class B 1.66%, 07/20/2031(b)		5,220	4,968,127

			78,781,912

Credit Cards–Fixed Rate–0.3%
Brex Commercial Charge Card Master Trust Series 2022-1, Class A 4.63%, 07/15/2025(b)		7,665	7,481,644
Mission Lane Credit Card Master Trust Series 2021-A, Class B 2.24%, 09/15/2026(b)		1,601	1,525,759

			9,007,403

Home Equity Loans–Floating Rate–0.0%
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 5.445% (LIBOR 1 Month + 0.60%), 04/25/2034(d)		3	2,478

Total Asset-Backed Securities (cost $201,433,256)			189,030,608

COMMERCIAL MORTGAGE-BACKED SECURITIES –3.1%
Non-Agency Floating Rate CMBS–1.7%
AREIT Trust Series 2022-CRE6, Class A 5.809% (SOFR + 1.25%), 01/16/2037(b)(d)		12,093	11,727,503

10	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 5.685% (LIBOR 1 Month + 1.00%), 11/15/2033(b)(d)	U.S.$	10,570	$10,045,266
BBCMS Mortgage Trust Series 2020-BID, Class A 6.824% (LIBOR 1 Month + 2.14%), 10/15/2037(b)(d)		7,708	7,443,082
BFLD Trust Series 2021-FPM, Class A 6.285% (LIBOR 1 Month + 1.60%), 06/15/2038(b)(d)		11,683	11,060,011
BX Commercial Mortgage Trust Series 2019-IMC, Class D 6.584% (LIBOR 1 Month + 1.90%), 04/15/2034(b)(d)		1,772	1,675,454
Series 2019-IMC, Class E 6.834% (LIBOR 1 Month + 2.15%), 04/15/2034(b)(d)		6,595	6,257,698
CLNY Trust Series 2019-IKPR, Class D 6.967% (SOFR + 2.14%), 11/15/2038(b)(d)		5,360	4,916,869
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 6.484% (SOFR + 2.00%), 01/25/2051(b)(d)		746	699,912
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 6.407% (SOFR + 1.58%), 07/15/2036(b)(d)		2,750	2,639,751

			56,465,546

Non-Agency Fixed Rate CMBS–1.4%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(b)		2,805	2,341,422
Barclays Commercial Mortgage Trust Series 2019-C3, Class B 4.096%, 05/15/2052		3,523	3,077,551
Commercial Mortgage Trust Series 2012-CR3, Class E 4.644%, 10/15/2045(b)		3,938	2,271,007
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.156%, 08/10/2044(b)		333	124,770
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(e)(h)		3,575	3,363,963
Series 2021-1, Class A2 2.435%, 08/15/2026(e)(h)		9,371	8,894,681

	Principal Amount (000)		U.S. $ Value
Series 2021-1, Class AS 2.638%, 08/15/2026(e)(h)	U.S.$	249	$230,309
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(e)		6,860	6,561,591
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.549%, 08/15/2046(b)		2,527	1,090,317
Series 2014-C21, Class B 4.341%, 08/15/2047		1,857	1,691,589
Series 2015-C27, Class AS 3.634%, 02/15/2048		3,415	3,239,338
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C6, Class E 4.966%, 05/15/2045(b)		3,967	2,995,021
Series 2016-JP3, Class B 3.397%, 08/15/2049		3,000	2,522,714
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		817	343,144
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		1,342	1,339,558
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class AS 4.047%, 09/15/2048		2,906	2,748,326
Series 2019-C51, Class B 3.836%, 06/15/2052		1,269	1,081,628

			43,916,929

Total Commercial Mortgage-Backed Securities (cost $111,072,197)			100,382,475

COLLATERALIZED LOAN OBLIGATIONS–2.7%
CLO–Floating Rate–2.7%
AGL CLO 10 Ltd. Series 2021-10A, Class A 5.922% (LIBOR 3 Month + 1.13%), 04/15/2034(b)(d)		450	438,638
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class A 6.008% (LIBOR 3 Month + 1.20%), 07/20/2034(b)(d)		6,496	6,332,239
Dryden 78 CLO Ltd. Series 2020-78A, Class C 6.742% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(d)		4,670	4,396,693
Elevation CLO Ltd. Series 2020-11A, Class D1 8.642% (LIBOR 3 Month + 3.85%), 04/15/2033(b)(d)		4,500	3,955,648

Schedule of Investments—Intermediate Duration Portfolio	11

	Principal Amount (000)		U.S. $ Value
Elmwood CLO IX Ltd. Series 2021-2A, Class A 5.938% (LIBOR 3 Month + 1.13%), 07/20/2034(b)(d)	U.S.$	5,900	$5,757,857
Elmwood CLO XII Ltd. Series 2021-5A, Class D 7.85% (LIBOR 3 Month + 3.05%), 01/20/2035(b)(d)		2,100	1,991,869
Flatiron CLO 21 Ltd. Series 2021-1A, Class A1 5.908% (LIBOR 3 Month + 1.11%), 07/19/2034(b)(d)		4,290	4,191,412
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 5.878% (LIBOR 3 Month + 1.07%), 04/20/2034(b)(d)		6,463	6,273,974
Golub Capital Partners 48 LP Series 2020-48A, Class A1 6.102% (LIBOR 3 Month + 1.31%), 04/17/2033(b)(d)		644	631,648
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 5.922% (LIBOR 3 Month + 1.13%), 07/17/2035(b)(d)		6,910	6,750,203
OCP CLO Ltd. Series 2020-18A, Class AR 5.898% (LIBOR 3 Month + 1.09%), 07/20/2032(b)(d)		8,088	7,928,383
Palmer Square CLO Ltd. Series 2021-4A, Class A 5.962% (LIBOR 3 Month + 1.17%), 10/15/2034(b)(d)		730	711,173
Pikes Peak CLO 8 Series 2021-8A, Class A 5.978% (LIBOR 3 Month + 1.17%), 07/20/2034(b)(d)		7,300	7,139,203
Rad CLO 7 Ltd. Series 2020-7A, Class C 6.792% (LIBOR 3 Month + 2.00%), 04/17/2033(b)(d)		2,090	1,984,867
Rad CLO 11 Ltd. Series 2021-11A, Class D 7.692% (LIBOR 3 Month + 2.90%), 04/15/2034(b)(d)		3,800	3,526,731
Rad CLO 14 Ltd Series 2021-14A, Class A 5.962% (LIBOR 3 Month + 1.17%), 01/15/2035(b)(d)		829	802,568
Regatta XX Funding Ltd. Series 2021-2A, Class A 5.952% (LIBOR 3 Month + 1.16%), 10/15/2034(b)(d)		11,084	10,782,179

	Principal Amount (000)		U.S. $ Value
Rockford Tower CLO Ltd. Series 2021-2A, Class A1 5.968% (LIBOR 3 Month + 1.16%), 07/20/2034(b)(d)	U.S.$	5,449	$5,289,708
Series 2021-3A, Class D 8.058% (LIBOR 3 Month + 3.25%), 10/20/2034(b)(d)		3,200	2,803,994
Sixth Street CLO XVII Ltd. Series 2021-17A, Class A 6.048% (LIBOR 3 Month + 1.24%), 01/20/2034(b)(d)		1,089	1,069,153
Sixth Street CLO XX Ltd. Series 2021-20A, Class D 7.858% (LIBOR 3 Month + 3.05%), 10/20/2034(b)(d)		1,900	1,792,658
TICP CLO XV Ltd. Series 2020-15A, Class A 6.088% (LIBOR 3 Month + 1.28%), 04/20/2033(b)(d)		250	246,580
Voya CLO Ltd. Series 2019-1A, Class DR 7.642% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(d)		1,850	1,624,213

Total Collateralized Loan Obligations (cost $89,954,049)			86,421,591

CORPORATES–NON-INVESTMENT GRADE –1.4%

Industrial–1.3%
Capital Goods–0.0%
TK Elevator Midco GmbH 4.375%, 07/15/2027(b)	EUR	1,444	1,418,092

Communications–Media–0.5%
Altice Financing SA 3.00%, 01/15/2028(b)		2,174	1,878,004
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(b)	U.S.$	1,424	1,200,304
4.50%, 06/01/2033(b)		5,124	4,086,082
4.75%, 02/01/2032(b)		1,041	876,116
DISH DBS Corp. 5.75%, 12/01/2028(b)		3,890	2,904,430
Summer BC Holdco B SARL 5.75%, 10/31/2026(b)	EUR	2,174	2,054,314
VZ Vendor Financing II BV 2.875%, 01/15/2029(b)		2,093	1,807,307

			14,806,557

Communications–Telecommunications–0.1%
Altice France SA/France 3.375%, 01/15/2028(b)		1,024	867,100
Lorca Telecom Bondco SA 4.00%, 09/18/2027(b)		2,174	2,167,083

			3,034,183

12	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Consumer Cyclical–Automotive–0.1%
Ford Motor Co. 6.10%, 08/19/2032	U.S.$	3,333	$3,220,044
Ford Motor Credit Co. LLC 7.35%, 11/04/2027		1,450	1,495,762

			4,715,806

Consumer Cyclical–Entertainment–0.3%
Carnival Corp. 4.00%, 08/01/2028(b)		5,633	4,852,041
Royal Caribbean Cruises Ltd. 8.25%, 01/15/2029(b)		4,339	4,539,375

			9,391,416

Consumer Cyclical–Other–0.1%
Caesars Entertainment, Inc. 7.00%, 02/15/2030(b)		1,793	1,824,019

Consumer Non-Cyclical–0.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(b)		3,900	3,393,351
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(b)	EUR	1,420	1,354,236

			4,747,587

Services–0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(b)		2,174	2,009,706

			41,947,366

Utility–0.1%
Electric–0.1%
Vistra Corp. 7.00%, 12/15/2026(b)(c)	U.S.$	2,589	2,287,122

Total Corporates–Non-Investment Grade (cost $51,052,887)			44,234,488

LOCAL GOVERNMENTS–US MUNICIPAL BONDS–0.9%
United States–0.9%
Port Authority of New York & New Jersey Series 2020-A 1.086%, 07/01/2023		4,170	4,129,751
State Board of Administration Finance Corp. (Florida Hurricane Catastrophe Fund) Series 2020-A 1.705%, 07/01/2027		6,821	6,081,385
State of California Series 2010 7.625%, 03/01/2040		8,520	11,014,296

	Principal Amount (000)		U.S. $ Value
Tobacco Settlement Finance Authority/WV (Tobacco Settlement Finance Authority/WV) Series 2020 3.00%, 06/01/2035	U.S.$	2,088	$2,089,820
University of California Series 2021-B 3.071%, 05/15/2051		7,960	5,735,954

Total Local Governments–US Municipal Bonds (cost $29,603,955)			29,051,206

EMERGING MARKETS–CORPORATE BONDS–0.4%

Industrial–0.4%
Basic–0.1%
CSN Resources SA 4.625%, 06/10/2031(b)		1,862	1,426,199
Volcan Cia Minera SAA 4.375%, 02/11/2026(b)		761	628,681

			2,054,880

Capital Goods–0.1%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		4,960	4,777,720
6.95%, 01/17/2028(b)		1,797	1,805,761
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(b)		3,418	10,597

			6,594,078

Communications–Media–0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(b)		825	652,678

Consumer Cyclical–Other–0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(b)		2,862	2,432,700

Consumer Non-Cyclical–0.1%
Natura & Co. Luxembourg Holdings SARL 6.00%, 04/19/2029(b)		2,258	1,958,815

			13,693,151

Utility–0.0%
Electric–0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(e)		565	537,400

Schedule of Investments—Intermediate Duration Portfolio	13

	Principal Amount (000)		U.S. $ Value

Financial Institutions–0.0%
Other Finance–0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(b)(i)	U.S.$	2,541	$77,329
7.125%, 12/26/2046(b)(i)		745	25,865

			103,194

Total Emerging Markets–Corporate Bonds (cost $21,122,755)			14,333,745

QUASI-SOVEREIGNS–0.3%

Quasi-Sovereign Bonds–0.3%
Indonesia–0.1%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.45%, 05/21/2028(b)		2,363	2,353,105

Mexico–0.2%
Comision Federal de Electricidad 3.348%, 02/09/2031(b)		6,919	5,447,848
4.688%, 05/15/2029(b)		1,800	1,600,650

			7,048,498

Total Quasi-Sovereigns (cost $11,076,458)			9,401,603

EMERGING MARKETS-SOVEREIGNS–0.2%
Dominican Republic–0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(b) (cost $8,182,000)		8,182	6,938,336

AGENCIES –0.2%
Agency Debentures–0.2%
Federal Home Loan Banks 2.50%, 02/13/2024 (cost $6,166,053)		6,170	6,049,068

	Shares

COMMON STOCKS–0.1%

Financials–0.1%
Insurance–0.1%
Mt. Logan Re Ltd. (Special Investment)(h)(j)(k) (cost $3,196,458)		3,599	3,218,782

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS–SOVEREIGN BONDS–0.1%
Colombia–0.1%
Colombia Government International Bond 3.125%, 04/15/2031 (cost $2,483,028)	U.S.$	2,490	$1,899,870

SHORT-TERM INVESTMENTS –5.8%
U.S. Treasury Bills–5.8%
U.S. Treasury Bill Zero Coupon, 04/18/2023		32,342	32,278,933
Zero Coupon, 05/02/2023		12,017	11,972,610
Zero Coupon, 06/22/2023		32,679	32,341,845
Zero Coupon, 06/27/2023		57,540	56,910,976
Zero Coupon, 07/11/2023		54,516	53,809,132

Total Short-Term Investments (cost $187,279,655)			187,313,496

Total Investments—107.0% (cost $3,649,996,454)			3,438,942,222

Other assets less liabilities—(7.0)%			(225,774,255)

Net Assets—100.0%			$3,213,167,967

14	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	1,391	June 2023	$168,506,609	$4,382,060
U.S. Long Bond (CBT) Futures	182	June 2023	23,870,438	886,452
U.S. T-Note 5 Yr (CBT) Futures	2,347	June 2023	257,014,837	4,769,951
U.S. Ultra Bond (CBT) Futures	56	June 2023	7,903,000	(26,652)
Sold Contracts
10 Yr Japan Bond (OSE) Futures	94	June 2023	104,863,717	(1,915,307)

				$8,096,504

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	EUR	23,499	USD	25,012	05/11/2023	$(525,976)
State Street Bank & Trust Co.	JPY	4,444	USD	34	04/28/2023	707

						$(525,269)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	19,060	12/13/2029	1.537%	1 Day SOFR	Annual	$1,988,033	$1,899,793	$88,240

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	22	$(4,730)	$(3,325)	$(1,405)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	74	(15,648)	(8,235)	(7,413)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	92	(19,409)	(11,106)	(8,303)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	79	(16,740)	(7,430)	(9,310)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	111	(23,533)	(13,030)	(10,503)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	131	(27,778)	(15,887)	(11,891)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	136	(28,870)	(16,709)	(12,161)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	129	(27,293)	(15,112)	(12,181)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	142	(30,084)	(17,825)	(12,259)

Schedule of Investments—Intermediate Duration Portfolio	15

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	1	$(121)	$(66)	$(55)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	788	(166,794)	(59,027)	(107,767)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	85	(17,953)	(11,899)	(6,054)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	71	(15,042)	(8,230)	(6,812)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	198	(41,851)	(21,409)	(20,442)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,899	(402,125)	(200,730)	(201,395)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,627	(556,304)	(174,169)	(382,135)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,144	(242,246)	(74,547)	(167,699)

						$(1,636,521)	$(658,736)	$(977,785)

* Termination date

**	Principal amount less than 500.
(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2023, the aggregate market value of these securities amounted to $844,736,601 or 26.3% of net assets.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2023.
(e)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.69% of net assets as of March 31, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$3,470,159	$3,363,963	0.10%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	9,581,442	8,894,681	0.28%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	253,716	230,309	0.01%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	7,292,420	6,561,591	0.20%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.095%, 11/25/2024	11/06/2015	199,369	193,286	0.01%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 8.202%, 02/27/2023	02/11/2020	856,715	821,092	0.03%
Terraform Global Operating LP 6.125%, 03/01/2026	02/08/2018	565,000	537,400	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.095%, 11/25/2025	09/28/2015	962,660	891,943	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 10.345%, 11/25/2025	09/28/2015	248,236	235,984	0.01%

16	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

(f)	IO—Interest Only.
(g)	Inverse interest only security.
(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2023.
(j)	Fair valued by the Adviser.
(k)	Non-income producing security.

Currency Abbreviations:

EUR—Euro

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

LIBOR—London Interbank Offered Rate

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

March 31, 2023 (unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS–TREASURIES–68.3%
United States–68.3%
U.S. Treasury Notes
0.75%, 08/31/2026	U.S.$	1,749	$1,579,746
3.00%, 06/30/2024		15,954	15,662,734
3.25%, 08/31/2024		57,972	57,066,089
4.00%, 12/15/2025		7,207	7,229,823
4.125%, 01/31/2025		23,491	23,473,047
4.125%, 10/31/2027		1,610	1,638,924
4.25%, 09/30/2024		5,741	5,731,730
4.25%, 12/31/2024		30,520	30,529,037
4.375%, 10/31/2024		11,470	11,478,761
4.50%, 11/30/2024		42,338	42,483,938

Total Governments–Treasuries (cost $197,884,741)			196,873,829

CORPORATES–INVESTMENT GRADE–8.9%

Financial Institutions–5.4%
Banking–4.5%
AIB Group PLC 7.583%, 10/14/2026(a)		681	697,732
American Express Co. 4.90%, 02/13/2026		202	203,596
Australia & New Zealand Banking Group Ltd. 4.829%, 02/03/2025(a)		294	294,938
Banco Bilbao Vizcaya Argentaria SA 5.862%, 09/14/2026		600	592,758
Banco Santander SA 4.175%, 03/24/2028		200	187,582
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)		343	341,786
Bank of Nova Scotia (The) 4.75%, 02/02/2026		297	295,280
Barclays PLC 7.325%, 11/02/2026		396	407,242
Cooperatieve Rabobank UA 3.75%, 07/21/2026		282	266,586
Credit Suisse Group AG 6.373%, 07/15/2026(a)		479	465,732
Danske Bank A/S 3.773%, 03/28/2025(a)		353	344,680
6.466%, 01/09/2026(a)		262	262,474
Deutsche Bank AG/New York NY 6.119%, 07/14/2026		267	259,094
HSBC Holdings PLC 2.999%, 03/10/2026		595	564,185
5.21%, 08/11/2028		790	783,427

Schedule of Investments—Short Duration Plus Portfolio	17

	Principal Amount (000)		U.S. $ Value
Intesa Sanpaolo SpA 7.00%, 11/21/2025(a)	U.S.$	201	$203,983
JPMorgan Chase & Co. 4.851%, 07/25/2028		533	532,142
5.546%, 12/15/2025		426	428,833
KBC Group NV 5.796%, 01/19/2029(a)		234	235,437
Lloyds Banking Group PLC 5.871%, 03/06/2029		227	228,986
Mitsubishi UFJ Financial Group, Inc. 4.788%, 07/18/2025		267	264,279
Morgan Stanley 2.475%, 01/21/2028		303	277,042
4.21%, 04/20/2028		175	170,009
Nationwide Building Society 2.972%, 02/16/2028(a)		310	281,024
NatWest Group PLC 5.847%, 03/02/2027		448	449,022
7.472%, 11/10/2026		396	410,747
Santander Holdings USA, Inc. 2.49%, 01/06/2028		185	160,023
6.499%, 03/09/2029		159	158,900
Santander UK Group Holdings PLC 6.833%, 11/21/2026		407	412,539
Societe Generale SA 2.797%, 01/19/2028(a)		367	324,186
6.447%, 01/12/2027(a)		273	272,277
Standard Chartered PLC 0.991%, 01/12/2025(a)		621	594,974
7.776%, 11/16/2025(a)		307	314,009
State Street Corp. 4.857%, 01/26/2026		280	278,261
Sumitomo Mitsui Financial Group, Inc. 5.464%, 01/13/2026		757	764,290
UBS Group AG 4.488%, 05/12/2026(a)		233	224,775

			12,952,830

Brokerage–0.1%
Nomura Holdings, Inc. 5.709%, 01/09/2026		235	235,270

Finance–0.3%
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		298	264,904
1.95%, 09/20/2026(a)		99	85,686
5.50%, 12/15/2024(a)		65	64,247
Synchrony Financial 3.95%, 12/01/2027		204	173,049
4.875%, 06/13/2025		199	184,513

			772,399

	Principal Amount (000)		U.S. $ Value
REITs–0.5%
American Tower Corp. 3.65%, 03/15/2027	U.S.$	235	$223,076
Vornado Realty LP 2.15%, 06/01/2026		426	341,920
WEA Finance LLC/Westfield UK & Europe Finance PLC 3.75%, 09/17/2024(a)		1,072	1,016,717

			1,581,713

			15,542,212

Industrial–3.4%
Basic–0.2%
Glencore Funding LLC 4.625%, 04/29/2024(a)		623	618,670

Capital Goods–0.3%
CNH Industrial Capital LLC 3.95%, 05/23/2025		376	366,765
Parker-Hannifin Corp. 3.65%, 06/15/2024		389	383,239

			750,004

Communications–Media–0.2%
Prosus NV 3.257%, 01/19/2027(a)		367	333,052
Warnermedia Holdings, Inc. 3.788%, 03/15/2025(a)		359	348,180

			681,232

Consumer Cyclical–Automotive–0.5%
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)		577	517,390
Hyundai Capital America 2.75%, 09/27/2026(a)		1,010	927,968

			1,445,358

Consumer Cyclical–Other–0.2%
Las Vegas Sands Corp. 2.90%, 06/25/2025		393	372,709
3.20%, 08/08/2024		227	219,475

			592,184

Consumer Non-Cyclical–0.6%
BAT International Finance PLC 1.668%, 03/25/2026		740	673,948
Philip Morris International, Inc. 4.875%, 02/13/2026		445	448,262
5.00%, 11/17/2025		407	410,472
Zoetis, Inc. 5.40%, 11/14/2025		230	234,050

			1,766,732

Energy–0.7%
Canadian Natural Resources Ltd. 2.05%, 07/15/2025		663	621,238

18	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Continental Resources, Inc./OK 2.268%, 11/15/2026(a)	U.S.$	618	$547,839
Marathon Oil Corp. 4.40%, 07/15/2027		352	341,250
Var Energi ASA 7.50%, 01/15/2028(a)		349	366,830

			1,877,157

Services–0.1%
Amazon.com, Inc. 4.55%, 12/01/2027		412	418,184

Technology–0.3%
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		641	560,253
TSMC Arizona Corp. 3.875%, 04/22/2027		227	221,791

			782,044

Transportation–Airlines–0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		962	945,756

			9,877,321

Utility–0.1%
Electric–0.1%
Public Service Enterprise Group, Inc. 5.85%, 11/15/2027		266	276,555

Total Corporates–Investment Grade (cost $26,387,336)			25,696,088

ASSET-BACKED SECURITIES–7.4%
Autos–Fixed Rate–5.4%
ACM Auto Trust Series 2023-1A, Class A 6.61%, 01/22/2030(a)		627	626,147
American Credit Acceptance Receivables Trust Series 2022-3, Class A 4.12%, 02/13/2026(a)		446	443,601
Carmax Auto Owner Trust Series 2021-1, Class C 0.94%, 12/15/2026		190	174,377
Carvana Auto Receivables Trust Series 2021-N1, Class C 1.30%, 01/10/2028		213	197,883
CPS Auto Receivables Trust Series 2021-A, Class C 0.83%, 09/15/2026(a)		276	273,888
Series 2021-B, Class C 1.23%, 03/15/2027(a)		389	379,966
Series 2022-D, Class A 6.09%, 01/15/2027(a)		784	785,556

	Principal Amount (000)		U.S. $ Value
Series 2023-A, Class A 5.54%, 03/16/2026(a)	U.S.$	331	$330,380
Donlen Fleet Lease Funding 2 LLC Series 2021-2, Class C 1.20%, 12/11/2034(a)		371	348,783
Drive Auto Receivables Trust Series 2021-1, Class C 1.02%, 06/15/2027		169	166,013
DT Auto Owner Trust Series 2021-2A, Class C 1.10%, 02/16/2027(a)		185	177,535
Series 2023-1A, Class A 5.48%, 04/15/2027(a)		665	663,550
Exeter Automobile Receivables Trust Series 2020-3A, Class C 1.32%, 07/15/2025		133	131,877
Series 2021-1A, Class C 0.74%, 01/15/2026		311	305,586
First Investors Auto Owner Trust Series 2021-1A, Class C 1.17%, 03/15/2027(a)		351	331,987
Flagship Credit Auto Trust Series 2020-4, Class C 1.28%, 02/16/2027(a)		615	589,229
Ford Credit Auto Owner Trust Series 2021-1, Class C 1.91%, 10/17/2033(a)		202	181,424
Foursight Capital Automobile Receivables Trust Series 2021-1, Class C 1.02%, 09/15/2026(a)		229	220,232
Hertz Vehicle Financing III LLC Series 2022-1A, Class A 1.99%, 06/25/2026(a)		562	523,559
JPMorgan Chase Bank NA–CACLN Series 2020-1, Class C 1.389%, 01/25/2028(a)		68	67,703
Series 2020-2, Class D 1.487%, 02/25/2028(a)		43	42,209
Series 2021-1, Class B 0.875%, 09/25/2028(a)		244	236,107
Series 2021-2, Class B 0.889%, 12/26/2028(a)		200	192,477
LAD Auto Receivables Trust Series 2022-1A, Class A 5.21%, 06/15/2027(a)		468	465,359
Lendbuzz Securitization Trust Series 2023-1A, Class A1 5.383%, 03/15/2024(a)		293	293,312
Prestige Auto Receivables Trust Series 2022-1A, Class A2 5.90%, 07/15/2025(a)		848	847,883

Schedule of Investments—Short Duration Plus Portfolio	19

	Principal Amount (000)		U.S. $ Value
Research-Driven Pagaya Motor Asset Trust VII Series 2022-3A, Class A 5.38%, 11/25/2030(a)	U.S.$	587	$576,515
Santander Bank Auto Credit-Linked Notes Series 2022-A, Class B 5.281%, 05/15/2032(a)		352	344,358
Series 2022-B, Class B 5.721%, 08/16/2032(a)		536	534,602
Series 2022-C, Class B 6.451%, 12/15/2032(a)		400	400,209
Santander Consumer Auto Receivables Trust Series 2021-AA, Class D 1.57%, 01/15/2027(a)		727	668,405
Santander Drive Auto Receivables Trust Series 2020-4, Class D 1.48%, 01/15/2027		424	408,172
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(a)		519	518,794
United Auto Credit Securitization Trust Series 2022-2, Class A 4.39%, 04/10/2025(a)		253	252,526
Westlake Automobile Receivables Trust Series 2020-3A, Class C 1.24%, 11/17/2025(a)		657	645,523
Series 2022-3A, Class A1 4.005%, 10/16/2023(a)		343	342,179
Series 2023-1A, Class A2A 5.51%, 06/15/2026(a)		822	821,496
World Omni Select Auto Trust Series 2023-A, Class A2A 5.92%, 03/15/2027		1,008	1,006,057

			15,515,459

Other ABS–Fixed Rate–2.0%
Affirm Asset Securitization Trust Series 2021-B, Class B 1.24%, 08/17/2026(a)		198	184,476
Series 2021-Z1, Class A 1.07%, 08/15/2025(a)		72	69,947
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2 5.30%, 06/21/2028(a)		281	279,759
Atalaya Equipment Leasing Trust Series 2021-1A, Class A2 1.23%, 05/15/2026(a)		250	243,615
Avant Loans Funding Trust Series 2021-REV1, Class A 1.21%, 07/15/2030(a)		811	787,353

	Principal Amount (000)		U.S. $ Value
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(a)	U.S.$	101	$86,680
College Ave Student Loans LLC Series 2021-C, Class A2 2.32%, 07/26/2055(a)		416	360,609
Crossroads Asset Trust Series 2021-A, Class B 1.12%, 06/20/2025(a)		172	169,944
Dext ABS LLC Series 2021-1, Class A 1.12%, 02/15/2028(a)		413	396,697
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(a)		856	796,040
HPEFS Equipment Trust Series 2022-3A, Class A1 4.331%, 10/20/2023(a)		206	206,342
Kubota Credit Owner Trust Series 2023-1A, Class A2 5.40%, 02/17/2026(a)		760	759,171
MVW LLC Series 2021-2A, Class A 1.43%, 05/20/2039(a)		388	347,898
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(a)		222	188,630
Nelnet Student Loan Trust Series 2021-CA, Class AFX 1.32%, 04/20/2062(a)		343	308,225
Series 2021-DA, Class AFX 1.63%, 04/20/2062(a)		112	101,833
NMEF Funding LLC Series 2022-B, Class A2 6.07%, 06/15/2029(a)		306	308,193
Upstart Securitization Trust Series 2021-3, Class A 0.83%, 07/20/2031(a)		100	98,603

			5,694,015

Credit Cards–Fixed Rate–0.0%
Mission Lane Credit Card Master Trust Series 2021-A, Class A 1.59%, 09/15/2026(a)		142	137,920

Total Asset-Backed Securities (cost $22,063,296)			21,347,394

COLLATERALIZED MORTGAGE OBLIGATIONS–4.7%
Risk Share Floating Rate–4.3%
Bellemeade Re Ltd. Series 2021-1A, Class M1B 6.76% (SOFR + 2.20%), 03/25/2031(a)(b)		684	683,540

20	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Series 2021-2A, Class M1A 5.76% (SOFR + 1.20%), 06/25/2031(a)(b)	U.S.$	220	$218,367
Series 2021-3A, Class A2 5.56% (SOFR + 1.00%), 09/25/2031(a)(b)		480	465,830
Series 2022-2, Class M1A 8.568% (SOFR + 4.00%), 09/27/2032(a)(b)		858	859,137
Connecticut Avenue Securities Trust Series 2021-R01, Class 1M1 5.31% (SOFR + 0.75%), 10/25/2041(a)(b)		59	58,792
Series 2021-R03, Class 1M1 5.41% (SOFR + 0.85%), 12/25/2041(a)(b)		436	429,137
Series 2022-R01, Class 1M1 5.56% (SOFR + 1.00%), 12/25/2041(a)(b)		984	972,354
Series 2022-R02, Class 2M1 5.76% (SOFR + 1.20%), 01/25/2042(a)(b)		331	328,190
Series 2022-R05, Class 2M1 6.46% (SOFR + 1.90%), 04/25/2042(a)(b)		133	132,569
Series 2022-R08, Class 1M1 7.11% (SOFR + 2.55%), 07/25/2042(a)(b)		717	721,341
Series 2023-R02, Class 1M1 6.868% (SOFR + 2.30%), 01/25/2043(a)(b)		343	342,711
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 8.145% (LIBOR 1 Month + 3.30%), 10/25/2027(b)		64	64,058
Series 2021-DNA5, Class M2 6.21% (SOFR + 1.65%), 01/25/2034(a)(b)		156	152,905
Series 2021-DNA6, Class M1 5.36% (SOFR + 0.80%), 10/25/2041(a)(b)		358	354,509
Series 2021-DNA7, Class M1 5.41% (SOFR + 0.85%), 11/25/2041(a)(b)		657	646,579
Series 2021-HQA4, Class M1 5.51% (SOFR + 0.95%), 12/25/2041(a)(b)		444	427,792
Series 2022-DNA1, Class M1A 5.56% (SOFR + 1.00%), 01/25/2042(a)(b)		341	334,596

	Principal Amount (000)		U.S. $ Value
Series 2022-DNA2, Class M1A 5.86% (SOFR + 1.30%), 02/25/2042(a)(b)	U.S.$	355	$351,741
Series 2022-DNA4, Class M1A 6.76% (SOFR + 2.20%), 05/25/2042(a)(b)		307	308,084
Series 2022-DNA5, Class M1A 7.51% (SOFR + 2.95%), 06/25/2042(a)(b)		426	433,168
Series 2022-DNA6, Class M1A 6.71% (SOFR + 2.15%), 09/25/2042(a)(b)		344	344,794
Series 2022-DNA7, Class M1A 7.06% (SOFR + 2.50%), 03/25/2052(a)(b)		913	920,205
Series 2022-HQA1, Class M1A 6.66% (SOFR + 2.10%), 03/25/2042(a)(b)		462	462,462
Series 2022-HQA2, Class M1A 7.21% (SOFR + 2.65%), 07/25/2042(a)(b)		721	729,910
Series 2023-DNA1, Class M1A 6.658% (SOFR + 2.10%), 03/25/2043(a)(b)		431	431,570
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 9.745% (LIBOR 1 Month + 4.90%), 11/25/2024(b)		171	178,010
Series 2015-C01, Class 1M2 9.145% (LIBOR 1 Month + 4.30%), 02/25/2025(b)		33	33,786
Series 2015-C02, Class 1M2 8.845% (LIBOR 1 Month + 4.00%), 05/25/2025(b)		9	9,799
Series 2021-R02, Class 2M1 5.46% (SOFR + 0.90%), 11/25/2041(a)(b)		354	349,707
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 7.602% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(b)		66	64,450
Series 2019-3R, Class A 8.552% (LIBOR 1 Month + 3.70%), 11/27/2031(a)(b)		21	20,601

Schedule of Investments—Short Duration Plus Portfolio	21

	Principal Amount (000)		U.S. $ Value
Radnor Re Ltd. Series 2019-1, Class M1B 6.795% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(b)	U.S.$	192	$191,488
Triangle Re Ltd. Series 2021-3, Class M1A 6.46% (SOFR + 1.90%), 02/25/2034(a)(b)		216	214,744

			12,236,926

Agency Floating Rate–0.3%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 5.184% (LIBOR 1 Month + 0.50%), 06/15/2039(b)		251	245,793
Series 4286, Class VF 5.134% (LIBOR 1 Month + 0.45%), 12/15/2043(b)		215	209,694
Federal National Mortgage Association REMICs Series 2013-57, Class FN 5.195% (LIBOR 1 Month + 0.35%), 06/25/2043(b)		159	154,547
Series 2014-49, Class AF 3.758% (LIBOR 1 Month + 0.32%), 08/25/2044(b)		283	276,198

			886,232

Agency Fixed Rate–0.1%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class NE 2.50%, 03/15/2041		210	201,046

Non-Agency Floating Rate–0.0%
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 6.945% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(b)		51	47,841

Total Collateralized Mortgage Obligations (cost $13,462,389)			13,372,045

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.5%
Non-Agency Floating Rate CMBS–1.4%
AREIT Trust Series 2022-CRE6, Class A 5.809% (SOFR + 1.25%), 01/16/2037(a)(b)		763	739,896
BBCMS Mortgage Trust Series 2020-BID, Class A 6.824% (LIBOR 1 Month + 2.14%), 10/15/2037(a)(b)		546	527,234
BFLD Trust Series 2021-FPM, Class A 6.285% (LIBOR 1 Month + 1.60%), 06/15/2038(a)(b)		795	752,607

	Principal Amount (000)		U.S. $ Value
CLNY Trust Series 2019-IKPR, Class D 6.967% (SOFR + 2.14%), 11/15/2038(a)(b)	U.S.$	180	$165,119
GCT Commercial Mortgage Trust Series 2021-GCT, Class B 5.934% (LIBOR 1 Month + 1.25%), 02/15/2038(a)(b)		469	409,301
Morgan Stanley Capital I Trust Series 2019-BPR, Class C 7.984% (LIBOR 1 Month + 3.30%), 05/15/2036(a)(b)		365	344,065
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 6.407% (SOFR + 1.58%), 07/15/2036(a)(b)		166	158,978
VASA Trust Series 2021-VASA, Class A 5.584% (LIBOR 1 Month + 0.90%), 07/15/2039(a)(b)		830	770,544

			3,867,744

Non-Agency Fixed Rate CMBS–1.1%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(a)		185	154,425
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 04/10/2046		243	242,322
Series 2013-GC15, Class C 5.154%, 09/10/2046		516	484,845
GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.156%, 08/10/2044(a)		443	434,826
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(c)(d)		381	358,570
Series 2021-1, Class A2 2.435%, 08/15/2026(c)(d)		538	510,654
Series 2021-1, Class AS 2.638%, 08/15/2026(c)(d)		18	16,649
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(d)		470	449,555
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		125	124,896
Morgan Stanley Capital I Trust Series 2011-C3, Class C 5.084%, 07/15/2049(a)		33	32,391

22	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class C 3.885%, 03/10/2046(a)	U.S.$	505	$358,680
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 05/15/2048		6	5,988

			3,173,801

Agency CMBS–0.0%
Government National Mortgage Association Series 2006-51, Class IO 0.938%, 08/16/2046(e)		253	3,502

Total Commercial Mortgage-Backed Securities (cost $7,682,773)			7,045,047

COLLATERALIZED LOAN OBLIGATIONS–1.5%
CLO–Floating Rate–1.5%
AGL CLO 12 Ltd. Series 2021-12A, Class A1 5.968% (LIBOR 3 Month + 1.16%), 07/20/2034(a)(b)		686	670,441
Dryden 78 CLO Ltd. Series 2020-78A, Class C 6.742% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(b)		320	301,272
Elevation CLO Ltd. Series 2020-11A, Class C 6.992% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(b)		250	229,694
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 5.878% (LIBOR 3 Month + 1.07%), 04/20/2034(a)(b)		453	439,608
Magnetite XXVI Ltd. Series 2020-26A, Class A1R 5.938% (LIBOR 3 Month + 1.12%), 07/25/2034(a)(b)		739	722,474
Neuberger Berman Loan Advisers CLO 42 Ltd Series 2021-42A, Class A 5.892% (LIBOR 3 Month + 1.10%), 07/16/2035(a)(b)		799	779,868
OCP CLO Ltd. Series 2020-18A, Class AR 5.898% (LIBOR 3 Month + 1.09%), 07/20/2032(a)(b)		590	578,356
Rad CLO 7 Ltd. Series 2020-7A, Class A1 5.992% (LIBOR 3 Month + 1.20%), 04/17/2033(a)(b)		444	436,861

	Principal Amount (000)			U.S. $ Value
Voya CLO Ltd. Series 2019-1A, Class DR 7.642% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(b)	U.S.$	130		$114,134

Total Collateralized Loan Obligations (cost $4,401,541)				4,272,708

AGENCIES–1.1%
Agency Debentures–1.1%
Federal Home Loan Banks 2.50%, 02/13/2024		445		436,278
Federal Home Loan Mortgage Corp. 0.25%, 08/24/2023		2,000		1,964,467
Federal National Mortgage Association 2.50%, 02/05/2024		810		794,597

Total Agencies (cost $3,253,911)				3,195,342

MORTGAGE PASS-THROUGHS–0.5%
Agency Fixed Rate 30-Year–0.5%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049		129		121,564
3.50%, 11/01/2049		613		578,163
Federal National Mortgage Association Series 2010 5.00%, 02/01/2040		555		569,888
Government National Mortgage Association Series 2002 7.50%, 03/15/2032		27		28,681
Series 2009 5.00%, 10/15/2039		222		226,830

				1,525,126

Agency Fixed Rate 15-Year–0.0%
Federal Home Loan Mortgage Corp. Gold Series 2011 5.00%, 07/01/2025		6		5,651
6.50%, 03/01/2026		11		11,461

				17,112

Agency ARMs–0.0%
Federal National Mortgage Association Series 2007 5.177% (LIBOR 6 Month + 1.31%), 01/01/2037(b)		0	**	502

Total Mortgage Pass-Throughs (cost $1,658,429)				1,542,740

Schedule of Investments—Short Duration Plus Portfolio	23

	Principal Amount (000)		U.S. $ Value

LOCAL GOVERNMENTS–US MUNICIPAL BONDS–0.3%
United States–0.3%
City of New York NY Series 2021 0.982%, 08/01/2025	U.S.$	265	$244,238
New Jersey Turnpike Authority Series 2021-B 1.047%, 01/01/2026		125	113,250
Port Authority of New York & New Jersey Series 2020-A 1.086%, 07/01/2023		280	277,297
Tobacco Settlement Finance Authority/WV (Tobacco Settlement Finance Authority/WV) Series 2020 3.00%, 06/01/2035		248	247,896

Total Local Governments–US Municipal Bonds (cost $917,736)			882,681

CORPORATES–NON-INVESTMENT GRADE–0.1%

Financial Institutions–0.1%
Banking–0.1%
Credit Suisse AG 6.50%, 08/08/2023(a) (cost $306,312)		302	288,766

	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–2.6%

Governments–Treasuries–2.1%
Japan–2.1%
Japan Treasury Discount Bill Series 1137 Zero Coupon, 08/10/2023 (cost $5,991,536)	JPY	814,100	$6,135,166

U.S. Treasury Bills–0.5%
U.S. Treasury Bill Zero Coupon, 08/24/2023 (cost $1,505,178)	U.S.$	1,535	1,506,159

Total Short-Term Investments (cost $7,496,714)			7,641,325

Total Investments—97.9% (cost $285,515,178)			282,157,965

Other assets less liabilities—2.1%			6,034,235

Net Assets—100.0%			$288,192,200

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	6	June 2023	$726,844	$24,116
U.S. T-Note 2 Yr (CBT) Futures	220	June 2023	45,419,688	446,055
U.S. T-Note 5 Yr (CBT) Futures	218	June 2023	23,872,703	487,112
Sold Contracts
10 Yr Japan Bond (OSE) Futures	9	June 2023	10,040,143	(183,400)
U.S. Ultra Bond (CBT) Futures	1	June 2023	141,125	(5,939)

				$767,944

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	JPY	772,161	USD	5,944	04/28/2023	$107,989
State Street Bank & Trust Co.	JPY	46,145	USD	341	04/28/2023	(7,500)

						$100,489

24	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 40, 5 Year Index, 06/20/2028*	(5.00)%	Quarterly	4.63%	USD	2,770	$(46,908)	$(6,081)	$(40,827)

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	2,830	05/21/2031	1.365%	1 Day SOFR	Annual	$377,303	$375,667	$1,636

**	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2023, the aggregate market value of these securities amounted to $51,386,225 or 17.8% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2023.
(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.47% of net assets as of March 31, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$369,616	$358,570	0.12%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	550,036	510,654	0.18%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	18,341	16,649	0.01%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2022	499,627	449,555	0.16%

(e)	IO—Interest Only.

Currency Abbreviations:

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDX-NAHY—North American High Yield Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

LIBOR—London Interbank Offered Rate

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

See notes to financial statements.

Schedule of Investments—Short Duration Plus Portfolio	25

SCB–TAX–1944-0323

Sanford C. Bernstein Fund, Inc.

March 31, 2023

Schedule of Investments To the Semi-Annual Report For the Fixed Income Municipal Portfolios

Short Duration Diversified Municipal

California Municipal

Diversified Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

March 31, 2023 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.1%

Long-Term Municipal Bonds–94.7%
Alabama–2.7%
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) Series 2020 4.00%, 12/01/2050	$5,000	$4,956,609
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018-A 4.00%, 06/01/2049	2,100	2,100,856

		7,057,465

Alaska–0.0%
Northern Tobacco Securitization Corp. Series 2021-B 0.50%, 06/01/2031	115	114,642

Arizona–4.6%
Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) Series 2021 5.00%, 02/01/2024	1,300	1,323,331
5.00%, 02/01/2025	1,100	1,145,037
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2042	1,980	2,074,666
5.00%, 09/01/2052	5,000	5,239,814
City of Glendale AZ (City of Glendale AZ COP) Series 2021 0.897%, 07/01/2024	2,000	1,899,108
Industrial Development Authority of the County of Pima (The) (La Posada at Park Centre, Inc. Obligated Group) Series 2022 5.125%, 11/15/2029(a)	500	496,791

		12,178,747

Arkansas–0.2%
City of Fayetteville AR Sales & Use Tax Revenue Series 2019-A 1.75%, 11/01/2032	395	394,701

Principal Amount (000)		U.S. $ Value
California–6.4%
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023-C 5.25%, 01/01/2054	$2,260	$2,313,059
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2023 3.65%, 01/01/2050(a)	1,000	1,000,245
California State University Series 2021-B 0.55%, 11/01/2049	2,000	1,792,100
Golden State Tobacco Securitization Corp. Series 2021 1.85%, 06/01/2031	235	233,860
Los Angeles Unified School District/CA Series 2020-R 5.00%, 07/01/2023	1,915	1,926,022
Orange County Transportation Authority Series 2021 5.00%, 10/15/2024 (Pre-refunded/ETM)	2,000	2,078,956
San Francisco Intl Airport Series 2019-H 5.00%, 05/01/2024 (Pre-refunded/ETM)	1,890	1,932,664
State of California Series 2021 4.00%, 10/01/2024	4,520	4,620,790
Series 2023 5.10%, 03/01/2029	1,000	1,035,748

		16,933,444

Colorado–3.0%
City & County of Denver Co. Airport System Revenue Series 2022-A 5.00%, 11/15/2030	4,000	4,505,497
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2026	1,885	2,029,788
E-470 Public Highway Authority Series 2021-B 3.586% (SOFR + 0.35%), 09/01/2039(b)	1,500	1,493,923

		8,029,208

Connecticut–0.8%
Connecticut State Health & Educational Facilities Authority Series 2023-A 2.80%, 07/01/2048	1,000	994,774

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value
State of Connecticut Series 2019-A 5.00%, 04/15/2024	$1,000	$1,025,013

		2,019,787

Delaware–0.3%
Delaware River & Bay Authority Series 2022 5.00%, 01/01/2024	820	833,538

District of Columbia–4.0%
District of Columbia (District of Columbia Fed Hwy Grant) Series 2020 5.00%, 12/01/2023	2,200	2,233,733
5.00%, 12/01/2024	855	888,051
Metropolitan Washington Airports Authority Aviation Revenue Series 2020-A 5.00%, 10/01/2024	7,230	7,420,407

		10,542,191

Florida–4.4%
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2023 5.00%, 04/01/2025	2,110	2,174,199
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2025	1,000	1,019,447
Capital Trust Agency, Inc. (Franklin Academy Series 2020 Obligated Group) Series 2020 4.00%, 12/15/2023(a)	365	363,074
County of Broward FL Airport System Revenue Series 2013-A 5.125%, 10/01/2038 (Pre-refunded/ETM)	2,000	2,021,066
Series 2015-C 5.00%, 10/01/2023	1,015	1,022,696
Series 2019-C 2.384%, 10/01/2026	1,000	933,180
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) Series 2021 1.75%, 06/01/2026(a)	1,025	924,300
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	1,000	891,894

Principal Amount (000)		U.S. $ Value
Florida State Board of Education (State of Florida) Series 2019-D 5.00%, 06/01/2024	$1,165	$1,197,981
State of Florida Department of Transportation Turnpike System Revenue Series 2017-A 5.00%, 07/01/2024	1,070	1,102,414
Village Community Development District No. 13 Series 2019 2.625%, 05/01/2024	125	122,731

		11,772,982

Georgia–4.4%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2027	1,000	992,521
City of Atlanta GA Department of Aviation Series 2021-C 5.00%, 07/01/2024	1,000	1,022,753
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) Series 2021 5.00%, 04/01/2023	1,200	1,200,000
Development Authority of Monroe County (The) (Oglethorpe Power Corp.) Series 2013-A 1.50%, 01/01/2039	2,150	2,048,225
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2019-C 4.00%, 03/01/2050	2,500	2,485,974
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2021-A 4.00%, 07/01/2052	4,000	3,998,634

		11,748,107

Guam–0.6%
Antonio B Won Pat International Airport Authority Series 2021-A 2.699%, 10/01/2026	610	552,393
Guam Department of Education (Guam Department of Education COP) Series 2020 3.625%, 02/01/2025	1,050	1,031,607

		1,584,000

2	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Hawaii–2.8%
City & County of Honolulu HI Series 2022-A 5.00%, 11/01/2023	$2,360	$2,392,746
5.00%, 11/01/2024	2,660	2,761,624
State of Hawaii Airports System Revenue Series B 5.00%, 07/01/2023	2,180	2,188,076

		7,342,446

Illinois–5.1%
Chicago O’Hare International Airport Series 2022 5.00%, 01/01/2024	2,000	2,025,633
5.00%, 01/01/2025	2,000	2,062,046
City of Chicago IL Series 2020-A 5.00%, 01/01/2025	1,000	1,023,035
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2020 5.00%, 05/15/2050	2,025	2,140,747
Metropolitan Pier & Exposition Authority Series 2022 3.00%, 06/15/2024	1,000	991,668
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2023	1,000	1,003,023
Sales Tax Securitization Corp. Series 2020-A 5.00%, 01/01/2026	2,740	2,895,974
State of Illinois Series 2022-B
5.00%, 03/01/2024	1,500	1,525,967

		13,668,093

Indiana–0.2%
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 5.00%, 04/01/2023	650	650,000

Kansas–0.5%
Kansas Development Finance Authority (State of Kansas Department of Administration Lease) Series 2021-K 0.662%, 05/01/2024	1,500	1,431,057

Kentucky–2.7%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) Series 2015-A 5.00%, 09/01/2023	1,000	1,009,115

Principal Amount (000)		U.S. $ Value
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2024	$1,000	$1,020,127
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-A 4.00%, 04/01/2048	5,000	5,006,159

		7,035,401

Louisiana–1.6%
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Utilities Restoration Corp ELL System Restoration Revenue) Series 2023 5.081%, 06/01/2031	1,000	1,008,242
Louisiana Stadium & Exposition District Series 2021 4.00%, 07/03/2023	2,000	2,001,222
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	100	102,575
6.10%, 06/01/2038(a)	105	112,782
6.10%, 12/01/2040(a)	100	107,414
State of Louisiana Gasoline & Fuels Tax Revenue Series 2022-A 3.881% (SOFR + 0.50%), 05/01/2043(b)	990	971,204

		4,303,439

Maryland–1.1%
State of Maryland Series 2017-B 5.00%, 08/01/2024	2,930	3,024,970

Massachusetts–0.9%
Commonwealth of Massachusetts (Commonwealth of Massachusetts COVID-19 Recovery Assessment Revenue) Series 2022-B 4.11%, 07/15/2031	1,000	989,668
Massachusetts Development Finance Agency (Lasell University) Series 2021 4.00%, 07/01/2023	220	219,569
4.00%, 07/01/2026	240	235,908
Massachusetts Development Finance Agency (Springfield College) Series 2021 5.00%, 06/01/2023	365	365,927

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value
Massachusetts Development Finance Agency (Tufts Medicine Obligated Group) AGM Series 2020-C 5.00%, 10/01/2023	$300	$302,861
5.00%, 10/01/2025	195	204,362

		2,318,295

Michigan–2.8%
Bloomfield Hills School District Series 2023 5.00%, 05/01/2024	705	722,274
5.00%, 05/01/2025	775	811,946
5.00%, 05/01/2026	600	644,632
City of Detroit MI Series 2018 5.00%, 04/01/2023	770	770,000
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 3.794% (LIBOR 3 Month + 0.60%), 07/01/2032(b)	2,530	2,374,581
Michigan State Building Authority (Michigan State Building Authority Lease) Series 2013-I 5.00%, 10/15/2029	2,000	2,025,571

		7,349,004

Missouri–0.9%
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2014 5.00%, 02/01/2026	940	941,968
Southeast Missouri State University Series 2020 5.00%, 04/01/2025	1,275	1,327,286

		2,269,254

Nebraska–1.1%
Central Plains Energy Project (Goldman Sachs Group Inc/The) Series 2022-1 5.00%, 05/01/2053	2,095	2,168,641
Central Plains Energy Project (Royal Bank of Canada) Series 2019 4.00%, 12/01/2049	810	812,287

		2,980,928

Nevada–1.3%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(a)	65	63,455

Principal Amount (000)		U.S. $ Value
Clark County School District Series 2021-A 5.00%, 06/15/2027	$2,150	$2,365,774
State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) Series 2023 3.70%, 01/01/2050(a)	1,000	1,000,985

		3,430,214

New Jersey–3.3%
County of Union NJ Series 2018-A 3.00%, 03/01/2027	1,210	1,214,327
New Jersey Economic Development Authority (New Jersey-American Water Co., Inc.) Series 2020 1.20%, 11/01/2034	4,000	3,985,488
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019 5.00%, 12/15/2024	490	506,432
New Jersey Turnpike Authority Series 2021-B 0.638%, 01/01/2024	1,125	1,087,921
Township of Jefferson NJ Series 2022 3.00%, 06/16/2023	2,000	1,999,555

		8,793,723

New York–9.1%
City of New York NY Series 2022-A 5.00%, 09/01/2024	685	708,378
Metropolitan Transportation Authority Series 2015-D 5.00%, 11/15/2028	940	975,214
Series 2021-D 3.566% (SOFR + 0.33%), 11/01/2035(b)	1,795	1,779,551
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2020 5.00%, 12/01/2023	1,600	1,615,098
Port Authority of New York & New Jersey Series 2015 5.00%, 10/15/2027	1,195	1,245,109
Suffolk Tobacco Asset Securitization Corp. Series 2021 5.00%, 06/01/2025	2,250	2,321,309
5.00%, 06/01/2026	2,200	2,302,578

4	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Triborough Bridge & Tunnel Authority Series 2021-A 5.00%, 11/01/2025	$4,905	$5,207,263
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2022-A 5.00%, 08/15/2024	6,925	7,139,381
Series 2022-E 4.293% (SOFR + 1.05%), 04/01/2026(b)	1,000	1,009,410

		24,303,291

North Carolina–1.4%
City of Charlotte NC Airport Revenue Series 2021-B 5.00%, 07/01/2024	875	895,017
5.00%, 07/01/2025	1,005	1,047,405
County of Mecklenburg NC Series 2022 5.00%, 09/01/2024	1,805	1,867,363

		3,809,785

Ohio–3.6%
County of Franklin OH (OhioHealth Obligated Group) Series 2018-B 5.00%, 11/15/2033	1,910	1,914,321
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 5.50%, 12/01/2027	175	175,878
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) Series 2021 1.50%, 02/01/2026	2,000	1,843,187
Ohio Turnpike & Infrastructure Commission Series 2022 5.00%, 02/15/2024	2,500	2,551,288
5.00%, 02/15/2025	3,000	3,136,257

		9,620,931

Pennsylvania–2.6%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 05/01/2023(a)	175	175,084
Commonwealth Financing Authority (Commonwealth Financing Authority State Lease) Series 2018 5.00%, 06/01/2023	465	466,197

Principal Amount (000)		U.S. $ Value
Monroe County Hospital Authority/PA (Lehigh Valley Health Network Obligated Group) Series 2016 5.00%, 07/01/2023	$1,025	$1,029,997
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-C 4.67% (MUNIPSA + 0.70%), 11/15/2047(b)	1,000	967,854
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2023	800	801,251
Philadelphia Authority for Industrial Development (St. Joseph’s University) Series 2020 4.00%, 11/01/2024	500	506,705
5.00%, 11/01/2025	1,000	1,047,340
5.00%, 11/01/2026	850	904,837
Reading School District BAM Series 2019-D 5.00%, 04/01/2025	1,000	1,044,171

		6,943,436

Puerto Rico–0.2%
Commonwealth of Puerto Rico Series 2021-A 5.25%, 07/01/2023	62	62,587
5.375%, 07/01/2025	125	126,925
5.625%, 07/01/2027	400	413,271

		602,783

South Carolina–1.1%
Piedmont Municipal Power Agency (Piedmont Municipal Power Agency Catawba Project Power Sales Revenue) Series 2021-A 4.00%, 01/01/2024	1,525	1,535,371
4.00%, 01/01/2025	1,240	1,260,791

		2,796,162

Tennessee–0.2%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-B Zero Coupon, 12/01/2024(a)	500	457,944

Texas–8.3%
Arlington Higher Education Finance Corp. (BASIS Texas Charter Schools, Inc.) Series 2021 4.50%, 06/15/2056(a)	500	479,973

Schedule of Investments—Short Duration Diversified Municipal Portfolio	5

Principal Amount (000)		U.S. $ Value
Board of Regents of the University of Texas System Series 2016-E 5.00%, 08/15/2024	$1,565	$1,616,219
City of Dallas TX Hotel Occupancy Tax Revenue Series 2021 4.00%, 08/15/2027	1,940	1,988,575
Coppell Independent School District Series 2019 5.00%, 08/15/2023	2,135	2,153,881
Dallas Fort Worth International Airport Series 2021-A 5.00%, 11/01/2027	1,295	1,436,432
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group) Series 2020 5.00%, 06/01/2024	1,000	1,023,573
5.00%, 06/01/2032	4,355	4,607,743
Houston Independent School District Series 2020 4.00%, 06/01/2029	2,030	2,033,718
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue Series 2017-B 5.00%, 11/01/2023	1,080	1,094,613
North Texas Tollway Authority (North Texas Tollway System) Series 2022-B 5.00%, 01/01/2024	2,260	2,298,988
State of Texas Series 2016 5.50%, 08/01/2026	1,000	1,096,083
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/2023	2,150	2,176,092

		22,005,890

Utah–1.3%
City of Salt Lake City UT Airport Revenue Series 2021-A 5.00%, 07/01/2029	3,180	3,482,536

Virginia–0.9%
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) Series 2020 5.00%, 01/01/2025	505	516,783

Principal Amount (000)		U.S. $ Value
Virginia Small Business Financing Authority (Pure Salmon Virginia, LLC) Series 2022 3.50%, 11/01/2052	$2,000	$1,998,152

		2,514,935

Washington–5.2%
Spokane County School District No 81 Spokane Series 2022 5.00%, 12/01/2023	5,035	5,115,189
State of Washington Series 2021 5.00%, 06/01/2024	2,000	2,056,387
5.00%, 06/01/2025	2,500	2,633,148
Tobacco Settlement Authority/WA Series 2013 5.00%, 06/01/2023	855	857,803
Washington Economic Development Finance Authority (Mura Cascade ELP LLC) Series 2022 3.90%, 12/01/2042(a)	2,000	2,000,380
Washington Health Care Facilities Authority (Fred Hutchinson Cancer Center Obligated Group) Series 2021 5.00%, 12/01/2023(a)	250	253,455
5.00%, 12/01/2024(a)	195	201,701
5.00%, 12/01/2025(a)	275	289,522
5.00%, 12/01/2026(a)	285	305,254

		13,712,839

West Virginia–0.1%
Tobacco Settlement Finance Authority/WV (Tobacco Settlement Finance Authority/WV) Series 2020 3.00%, 06/01/2035	232	232,042
West Virginia Economic Development Authority (Arch Resources, Inc.) Series 2021 4.125%, 07/01/2045	100	98,056

		330,098

Wisconsin–5.0%
City of Milwaukee WI Series 2017-N 5.00%, 04/01/2024	1,415	1,440,924
Series 2020-N 5.00%, 04/01/2028	3,610	3,959,306
State of Wisconsin Series 2021-2 5.00%, 05/01/2023	3,275	3,280,924

6	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2023-1 5.00%, 05/01/2024	$1,000	$1,026,112
UMA Education, Inc. Series 2019 5.00%, 10/01/2023(a)	360	360,776
Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group) Series 2022 4.15% (MUNIPSA + 0.18%), 08/15/2054(b)	1,000	967,449
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-B 5.00%, 12/01/2025	2,000	2,025,673
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021-B 2.25%, 06/01/2027(a)	200	179,852

		13,241,016

Total Long-Term Municipal Bonds (cost $256,467,984)		251,627,282

Short-Term Municipal Notes–2.4%
Florida–0.7%
County of Palm Beach FL (Raymond F Kravis Center for the Performing Arts, Inc. (The)) Series 2002 3.98%, 07/01/2032(c)	2,000	2,000,000

Indiana–0.8%
Indiana Municipal Power Agency Series 2019-B 3.80%, 01/01/2042(c)	2,000	2,000,000

Minnesota–0.9%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) Series 2008 3.90%, 11/15/2034(c)	1,770	1,770,000
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Allina Health Obligated Group) Series 2009-C 3.90%, 11/15/2035(c)	740	740,000

		2,510,000

Total Short-Term Municipal Notes (cost $6,510,000)		6,510,000

Total Municipal Obligations (cost $262,977,984)		258,137,282

Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADE–1.5%

Industrial–1.5%
Capital Goods–0.8%
Caterpillar Financial Services Corp. 4.915% (SOFR + 0.27%), 09/13/2024(b)	$1,000	$995,810
John Deere Capital Corp. 4.616% (SOFR + 0.12%), 07/10/2023(b)	1,000	997,690

		1,993,500

Consumer Cyclical–Automotive–0.4%
General Motors Financial Co., Inc. 5.69% (SOFR + 1.30%), 04/07/2025(b)	1,000	992,890

Consumer Cyclical–Entertainment–0.3%
YMCA of Greater New York 2.303%, 08/01/2026	1,000	899,680

Total Corporates–Investment Grade (cost $4,000,000)		3,886,070

CORPORATES–NON-INVESTMENT GRADE–0.1%

Industrial–0.1%
Transportation–Airlines–0.1%
United Airlines, Inc. 4.375%, 04/15/2026(a) (cost $300,000)	300	287,670

SHORT-TERM INVESTMENTS–0.5%
Commercial Paper–0.4%
Harris County Cultural Education Facilities Finance Corp. Series B-2 3.00%, 05/02/2023 (cost $1,000,000)	1,000	998,891

	Shares
Investment Companies–0.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.75%(d)(e)(f) (cost $238,624)	238,624	238,624

Total Short-Term Investments (cost $1,238,624)		1,237,515

Total Investments—99.2% (cost $268,516,608)		263,548,537

Other assets less liabilities—0.8%		2,226,606

Net Assets—100.0%		$265,775,143

Schedule of Investments—Short Duration Diversified Municipal Portfolio	7

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	700	01/15/2025	4.028%	CPI#	Maturity	$23,624	$—	$23,624
USD	450	01/15/2025	2.565%	CPI#	Maturity	42,114	—	42,114
USD	225	01/15/2025	2.585%	CPI#	Maturity	20,877	—	20,877
USD	225	01/15/2025	2.613%	CPI#	Maturity	20,629	—	20,629
USD	850	01/15/2027	CPI#	3.466%	Maturity	(32,202)	(876)	(31,326)
USD	800	01/15/2027	CPI#	3.320%	Maturity	(37,557)	—	(37,557)
USD	670	01/15/2027	CPI#	3.323%	Maturity	(31,330)	—	(31,330)
USD	1,310	01/15/2029	CPI#	3.290%	Maturity	(47,759)	—	(47,759)
USD	560	01/15/2029	CPI#	3.735%	Maturity	570	—	570
USD	875	01/15/2030	1.714%	CPI#	Maturity	144,265	—	144,265
USD	875	01/15/2030	1.731%	CPI#	Maturity	142,872	—	142,872
USD	425	01/15/2030	1.572%	CPI#	Maturity	75,684	—	75,684
USD	425	01/15/2030	1.587%	CPI#	Maturity	75,094	—	75,094
USD	500	01/15/2031	2.782%	CPI#	Maturity	36,792	—	36,792
USD	430	01/15/2031	2.989%	CPI#	Maturity	22,705	—	22,705
USD	320	01/15/2031	2.680%	CPI#	Maturity	26,788	—	26,788
USD	560	01/15/2032	CPI#	3.064%	Maturity	(21,760)	—	(21,760)
USD	380	04/15/2032	CPI#	2.909%	Maturity	(19,741)	—	(19,741)
USD	300	04/15/2032	CPI#	2.748%	Maturity	(20,851)	—	(20,851)

						$420,814	$(876)	$421,690

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank, NA	USD	580	10/09/2029	1.125%	SIFMA	*	Quarterly	$56,040	$—	$56,040

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2023, the aggregate market value of these securities amounted to $9,163,232 or 3.4% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2023.
(c)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(d)	Affiliated investments.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of March 31, 2023, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 1.5% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

COP—Certificate of Participation

CPI—Consumer Price Index

ETM—Escrowed to Maturity

LIBOR —London Interbank Offered Rate

MUNIPSA—SIFMA Municipal Swap Index.

OSF—Order of St. Francis

SOFR—Secured Overnight Financing Rate

UPMC—University of Pittsburgh Medical Center

See notes to financial statements.

8	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

March 31, 2023 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–95.2%

Long-Term Municipal Bonds–93.8%
California–82.2%
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) Series 2020 2.792%, 10/01/2032	$3,850	$3,263,758
Bay Area Toll Authority Series 2021 4.25% (MUNIPSA + 0.28%), 04/01/2056(a)	5,000	5,000,441
4.27% (MUNIPSA + 0.30%), 04/01/2056(a)	5,000	4,880,949
4.38% (MUNIPSA + 0.41%), 04/01/2056(a)	9,215	8,924,983
Bay Area Water Supply & Conservation Agency Series 2013-A 5.00%, 10/01/2025 (Pre-refunded/ETM)	4,710	4,710,000
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023-C 5.25%, 01/01/2054	10,000	10,234,773
California Community Choice Financing Authority (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	6,020	6,005,105
Series 2023 5.00%, 12/01/2053	8,650	9,038,454
California Community Choice Financing Authority (Morgan Stanley) Series 2021-B 4.00%, 02/01/2052	4,435	4,376,758
Series 2023 4.853% (SOFR + 1.63%), 07/01/2053(a)	5,000	5,014,203
5.00%, 07/01/2053	5,000	5,256,132
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2043(b)	935	762,024

Principal Amount (000)		U.S. $ Value
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(b)	$5,000	$3,834,130
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 4.00%, 08/01/2046(b)	2,500	1,996,374
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 4.00%, 02/01/2050(b)	3,990	3,009,784
California County Tobacco Securitization Agency Series 2020-A 4.00%, 06/01/2037	510	506,927
4.00%, 06/01/2038	1,000	990,020
5.00%, 06/01/2027	800	848,249
5.00%, 06/01/2028	700	751,865
5.00%, 06/01/2030	500	550,430
5.00%, 06/01/2031	400	440,077
5.00%, 06/01/2032	300	329,259
California Earthquake Authority Series 2022-A 5.603%, 07/01/2027	2,000	2,057,118
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2028	1,545	1,642,782
California Enterprise Development Authority (Rocketship Education Obligated Group) Series 2022 4.00%, 06/01/2027(b)	1,125	1,077,873
4.00%, 06/01/2031(b)	2,000	1,824,505
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/2027	6,500	6,951,122
5.00%, 11/15/2028	6,000	6,416,798
5.00%, 11/15/2029	7,000	7,484,253
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2032	1,215	1,295,162

Schedule of Investments—California Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020-A 5.00%, 04/01/2032	$2,900	$3,227,019
5.00%, 04/01/2033	2,000	2,220,932
5.00%, 04/01/2034	750	829,810
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018-A 5.00%, 11/15/2023	4,250	4,314,211
5.00%, 11/15/2029	1,280	1,413,387
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2021 4.32% (MUNIPSA + 0.35%), 08/01/2047(a)	8,700	8,601,238
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/2024	5,000	5,195,483
Series 2018 5.00%, 10/01/2032	13,965	15,800,195
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2023 3.65%, 01/01/2050(b)	20,000	20,004,902
7.75%, 01/01/2050(b)	1,000	998,800
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 07/01/2026	2,370	2,526,254
Series 2016-B 5.00%, 07/01/2023	12,760	12,838,124
California Municipal Finance Authority (Emerson College) Series 2017-B 5.00%, 01/01/2030	1,000	1,054,160
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 5.00%, 12/31/2023	800	807,902
5.00%, 12/31/2024	250	256,046
5.00%, 12/31/2026	2,200	2,320,037
5.00%, 06/30/2027	2,250	2,380,257
5.00%, 12/31/2027	3,000	3,193,813
5.00%, 06/30/2029	1,050	1,114,408
5.00%, 12/31/2029	1,150	1,219,896

Principal Amount (000)		U.S. $ Value
5.00%, 12/31/2031	$1,930	$2,035,026
California Municipal Finance Authority (United Airlines, Inc.) Series 2019 4.00%, 07/15/2029	5,250	5,090,708
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 07/01/2027(b)	3,195	3,200,235
California Pollution Control Financing Authority (San Diego County Water Authority Desalination Project Pipeline) Series 2019 5.00%, 07/01/2024(b)	1,335	1,350,125
5.00%, 07/01/2029(b)	3,400	3,576,881
California Public Finance Authority (California University of Science & Medicine Obligated Group) Series 2019 6.25%, 07/01/2054(b)	1,500	1,590,992
California School Finance Authority (Kipp SoCal Public Schools Obligated Group) Series 2020-A 4.00%, 07/01/2040(b)	800	753,566
California School Finance Authority (Lighthouse Community Public Schools Obligated Group) Series 2022 6.25%, 06/01/2042(b)	1,000	1,023,969
California School Finance Authority (Rocketship Education Obligated Group) Series 2015-A 4.25%, 03/01/2028(b)	1,120	1,092,825
Series 2016-A 5.00%, 06/01/2031(b)	1,000	1,000,946
California State Public Works Board (California State Public Works Board Lease) Series 2014-A 5.00%, 09/01/2030	11,220	11,617,145
Series 2014-B 5.00%, 10/01/2029	4,445	4,611,476
Series 2017-H 5.00%, 04/01/2030	2,000	2,205,049
5.00%, 04/01/2031	2,000	2,204,457
5.00%, 04/01/2032	1,270	1,399,149
California State University Series 2014 5.00%, 11/01/2028 (Pre-refunded/ETM)	280	290,962

10	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2017-A 5.00%, 11/01/2033	$5,620	$6,198,082
Series 2020-A 5.00%, 11/01/2030	600	702,251
5.00%, 11/01/2031	400	467,722
Series 2020-D 1.49%, 11/01/2028	1,500	1,279,589
Series 2021-B 2.274%, 11/01/2034	7,000	5,438,816
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017-A 5.00%, 05/15/2029	1,210	1,264,300
California Statewide Communities Development Authority (Emanate Health Obligated Group) Series 2020-A 5.00%, 04/01/2027	720	775,169
5.00%, 04/01/2028	535	583,390
California Statewide Communities Development Authority (Lancer Educational Housing LLC) Series 2016 5.00%, 06/01/2036(b)	3,250	3,194,461
Series 2019 5.00%, 06/01/2034(b)	755	745,426
5.00%, 06/01/2039(b)	1,800	1,745,541
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2014 5.25%, 12/01/2034	4,500	4,602,575
Series 2016-A 5.00%, 12/01/2041(b)	2,000	1,982,576
Series 2018-A 5.00%, 12/01/2027(b)	250	261,497
5.00%, 12/01/2033(b)	1,000	1,033,725
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.00%, 07/01/2024(b)	180	179,986
5.00%, 07/01/2029(b)	685	681,323
City & County of San Francisco CA Series 2018-C 5.00%, 06/15/2023	3,095	3,110,388
5.00%, 06/15/2025	4,235	4,367,702
Series 2018-E 5.00%, 06/15/2023	1,490	1,497,408
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015-R 5.00%, 09/01/2024	3,970	4,010,966

Principal Amount (000)		U.S. $ Value
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/2023	$3,000	$3,041,971
City of Los Angeles CA Series 2022 4.00%, 06/29/2023	38,315	38,437,934
City of Los Angeles Department of Airports Series 2017-A 5.00%, 05/15/2028	1,440	1,542,424
5.00%, 05/15/2029	2,575	2,758,704
Series 2018 5.00%, 05/15/2031	3,000	3,292,810
5.00%, 05/15/2035	1,190	1,272,711
Series 2018-C 5.00%, 05/15/2025	2,955	3,074,662
Series 2019 4.00%, 05/15/2044	4,205	4,079,694
Series 2019-A 5.00%, 05/15/2038	4,315	4,578,862
Series 2020-C 5.00%, 05/15/2031	5,000	5,592,862
5.00%, 05/15/2039	2,655	2,855,979
Series 2021 5.00%, 05/15/2030	5,020	5,587,924
5.00%, 05/15/2033 (Pre-refunded/ETM)	265	305,435
5.00%, 05/15/2033	4,735	5,334,011
5.00%, 05/15/2035	1,685	1,863,028
Series 2021-D 4.00%, 05/15/2040	2,165	2,163,169
Series 2022 4.00%, 05/15/2036	1,300	1,330,868
4.00%, 05/15/2041	1,100	1,089,854
5.00%, 05/15/2033	4,000	4,541,338
Series 2022-A 4.00%, 05/15/2041	6,160	6,103,182
City of Riverside CA Sewer Revenue Series 2015-A 5.00%, 08/01/2027	2,000	2,127,822
5.00%, 08/01/2030	3,320	3,526,390
Series 2018-A 5.00%, 08/01/2031	2,785	3,174,387
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017 5.00%, 09/01/2028	1,010	1,089,785
5.00%, 09/01/2030	1,295	1,381,842
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 09/01/2031	995	1,046,639

Schedule of Investments—California Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014-A 5.00%, 03/01/2025	$3,600	$3,656,304
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(b)	3,975	3,073,957
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(b)	1,000	780,996
Contra Costa Transportation Authority Sales Tax Revenue Series 2017-A 5.00%, 03/01/2030	1,250	1,380,102
Coronado Community Development Agency Successor Agency Series 2018-A 5.00%, 09/01/2033	3,625	3,814,743
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.35%, 04/01/2047(b)	4,000	3,051,209
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(b)	1,500	1,177,724
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(b)	4,000	3,044,673
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(b)	5,000	3,754,782
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A1 2.875%, 08/01/2041(b)	3,755	3,148,996

Principal Amount (000)		U.S. $ Value
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(b)	$1,000	$788,050
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 3.20%, 09/01/2046(b)	5,000	3,590,304
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 2.65%, 12/01/2046(b)	2,485	1,901,513
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(b)	2,000	1,597,016
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(b)	3,000	2,269,936
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(b)	4,000	2,888,000
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Waterscape Apartments) Series 2021-A 3.00%, 09/01/2056(b)	1,500	984,776
Fontana Redevelopment Agency Successor Agency Series 2017-A 5.00%, 10/01/2031	1,750	1,938,220
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2027	1,000	1,045,308
Golden State Tobacco Securitization Corp. Series 2021 1.85%, 06/01/2031	1,175	1,169,299
3.115%, 06/01/2038	2,500	1,997,800

12	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
3.85%, 06/01/2050	$5,000	$4,514,632
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2021 1.40%, 06/01/2025	2,900	2,688,517
Lake Elsinore Public Financing Authority Series 2015 5.00%, 09/01/2023	630	634,533
Long Beach Unified School District Series 2010-A 5.00%, 08/01/2025	1,000	1,001,801
Los Angeles Department of Water & Power (Los Angeles Department of Water & Power PWR) Series 2019-B 5.00%, 07/01/2023	14,750	14,840,670
Los Angeles Department of Water & Power Power System Revenue Series 2014-B 5.00%, 07/01/2026	1,600	1,630,812
5.00%, 07/01/2027	2,190	2,233,153
Series 2014-C 5.00%, 07/01/2025	9,945	10,257,403
5.00%, 07/01/2026	11,725	12,105,001
Series 2015-E 5.00%, 07/01/2025	820	845,759
Series 2022 5.00%, 07/01/2042	3,000	3,360,797
Series 2022-B 5.00%, 07/01/2036	3,000	3,583,544
5.00%, 07/01/2040	2,800	3,205,982
Los Angeles Department of Water & Power System Revenue Series 2021-B 5.00%, 07/01/2041	4,800	5,369,863
Los Angeles Department of Water & Power Water System Revenue Series 2018-A 5.00%, 07/01/2031	1,345	1,519,447
Los Angeles Unified School District/CA Series 2009 5.75%, 07/01/2034	2,000	2,167,342
Series 2014-C 5.00%, 07/01/2023	3,860	3,882,216
5.00%, 07/01/2027	10,365	10,711,266
Series 2016-A 5.00%, 07/01/2027	18,645	19,718,544
Series 2017-A 5.00%, 07/01/2023	6,905	6,944,742
5.00%, 07/01/2024	1,470	1,513,802
Series 2018-B 5.00%, 07/01/2029	9,020	10,181,375

Principal Amount (000)		U.S. $ Value
Series 2018-M 3.00%, 07/01/2023	$1,550	$1,551,525
Metropolitan Water District of Southern California Series 2021-D 4.11% (MUNIPSA + 0.14%), 07/01/2037(a)	2,900	2,889,304
Middle Fork Project Finance Authority Series 2020 5.00%, 04/01/2033	1,650	1,819,238
5.00%, 04/01/2034	1,100	1,212,000
5.00%, 04/01/2035	1,150	1,257,235
Natomas Unified School District BAM Series 2014 5.00%, 08/01/2023	1,930	1,944,407
Newport Mesa Unified School District Series 2020 5.00%, 08/01/2024	1,600	1,651,860
Oakland Unified School District/Alameda County Series 2015-A 5.00%, 08/01/2023	1,575	1,586,603
Series 2016 5.00%, 08/01/2030	1,420	1,536,336
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017-A 5.00%, 10/01/2024	1,000	1,034,472
Peralta Community College District Series 2014-A 5.00%, 08/01/2028	1,820	1,874,654
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016-A 5.00%, 09/01/2027	2,785	2,992,766
Port of Los Angeles Series 2014-A 5.00%, 08/01/2026	1,000	1,029,029
5.00%, 08/01/2027	1,565	1,611,170
Port of Oakland Series 2021 5.00%, 05/01/2025	4,800	4,963,862
Regents of the University of California Medical Center Pooled Revenue Series 2022 5.00%, 05/15/2040	10,000	11,314,389
River Islands Public Financing Authority (River Islands Public Financing Authority Community Facilities District No 2003-1) Series 2022 4.50%, 09/01/2037	2,905	2,885,858
5.00%, 09/01/2042	2,510	2,458,189

Schedule of Investments—California Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value
Riverside County Public Financing Authority Series 2015 5.00%, 11/01/2028 (Pre-refunded/ETM)	$3,395	$3,623,486
Romoland School District Series 2015 5.00%, 09/01/2023	955	961,482
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 3.895% (LIBOR 3 Month + 0.57%), 06/01/2039(a)	5,700	5,139,826
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013-A 5.00%, 08/01/2024	1,500	1,503,868
San Francisco Intl Airport Series 2019-A 5.00%, 05/01/2034	11,015	12,003,574
5.00%, 05/01/2035	1,000	1,083,290
Series 2019-E 5.00%, 05/01/2034	3,450	3,759,631
5.00%, 05/01/2035	3,275	3,547,773
5.00%, 05/01/2036	3,385	3,636,592
Series 2019-H 5.00%, 05/01/2027	5,500	5,897,134
Series 2020-E 5.00%, 05/01/2037	3,815	4,114,420
Series 2021-A 5.00%, 05/01/2036	1,950	2,139,012
Series 2022-C 2.583%, 05/01/2030	1,625	1,424,243
San Mateo County Community College District Series 2015-A 5.00%, 09/01/2045 (Pre-refunded/ETM)	5,000	5,312,044
San Mateo Joint Powers Financing Authority (County of San Mateo CA Lease) Series 2019-A 5.00%, 07/15/2023	4,000	4,027,212
5.00%, 07/15/2024	3,660	3,774,493
5.00%, 07/15/2025	5,790	6,117,971
5.00%, 07/15/2026	3,310	3,590,412
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2029	1,000	1,045,789

Principal Amount (000)		U.S. $ Value
5.00%, 09/01/2030	$1,365	$1,420,331
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014-A 5.00%, 07/01/2030	1,030	1,059,541
Southwestern Community College District Series 2015 5.00%, 08/01/2023	3,250	3,275,645
5.00%, 08/01/2024	3,550	3,662,713
5.00%, 08/01/2025	3,870	4,103,032
State of California Series 2013 5.00%, 09/01/2028	8,890	8,979,778
Series 2014 5.00%, 12/01/2028	2,285	2,322,145
5.00%, 05/01/2029	5,295	5,442,954
Series 2015-B 5.00%, 09/01/2024	3,330	3,445,991
Series 2017 5.00%, 08/01/2024	5,540	5,723,242
Series 2019 5.00%, 04/01/2031	1,935	2,228,835
5.00%, 11/01/2031	1,310	1,492,718
5.00%, 04/01/2037	615	686,605
Series 2022 5.00%, 09/01/2036	7,780	9,174,613
5.00%, 04/01/2042	4,630	4,976,224
Series 2023 6.00%, 03/01/2033	4,000	4,454,861
Stockton Unified School District Series 2016 5.00%, 08/01/2028	7,770	8,340,289
Sweetwater Union High School District Series 2016 5.00%, 08/01/2030	3,205	3,423,966
BAM Series 2014 5.00%, 08/01/2028	5,760	5,925,366
5.00%, 08/01/2029	2,220	2,280,516
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 4.00%, 06/01/2034	1,000	1,026,313
4.00%, 06/01/2036	1,015	1,018,854
4.00%, 06/01/2038	1,210	1,193,235
4.00%, 06/01/2040	1,150	1,109,752
5.00%, 06/01/2026	1,360	1,434,575
5.00%, 06/01/2027	1,500	1,606,539
5.00%, 06/01/2028	1,220	1,328,453
5.00%, 06/01/2030	1,500	1,665,992
5.00%, 06/01/2032	1,300	1,440,075

14	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Transbay Joint Powers Authority (Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Rev) Series 2020 5.00%, 10/01/2031	$500	$556,107
5.00%, 10/01/2032	450	498,149
5.00%, 10/01/2034	600	652,873
5.00%, 10/01/2035	600	647,464
5.00%, 10/01/2036	800	854,510
5.00%, 10/01/2037	700	743,252
5.00%, 10/01/2038	1,000	1,059,428
University of California Series 2013-A 5.00%, 05/15/2032 (Pre-refunded/ETM)	11,610	11,642,329
5.00%, 05/15/2034 (Pre-refunded/ETM)	10,685	10,714,753
5.00%, 05/15/2048 (Pre-refunded/ETM)	9,785	9,812,247
Series 2014-A 5.00%, 05/15/2028	1,000	1,029,762
Series 2015-A 5.00%, 05/15/2024	2,280	2,344,292
Series 2017-A 5.00%, 05/15/2028	1,000	1,112,764
5.00%, 05/15/2029	3,000	3,333,954
5.00%, 05/15/2031	2,465	2,732,181
Series 2017-M 5.00%, 05/15/2031	4,000	4,426,916
Series 2018-O 4.00%, 05/15/2025	8,320	8,586,363
Series 2020-B 5.00%, 05/15/2034	7,000	8,229,009
5.00%, 05/15/2035	10,000	11,631,947
Series 2021-Q 4.00%, 05/15/2040	7,750	7,906,835
Series 2022-S 5.00%, 05/15/2033	2,000	2,458,236
Series 2023-B 4.693%, 05/15/2033	6,260	6,317,963
5.00%, 05/15/2028	3,000	3,416,194
5.00%, 05/15/2032	5,000	6,181,886
5.00%, 05/15/2033	3,180	3,993,138
5.00%, 05/15/2037	2,000	2,383,156

		893,940,792

Alabama–2.3%
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018-A 4.00%, 06/01/2049	24,615	24,625,031

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(b)	735	790,758

Principal Amount (000)		U.S. $ Value
Florida–0.1%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2026(b)	$100	$100,382
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2033	175	119,997
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030	150	106,119
Zero Coupon, 10/01/2031	185	124,731
Zero Coupon, 10/01/2032	100	64,155
Zero Coupon, 10/01/2033	250	152,105
Zero Coupon, 10/01/2034	270	154,587
New River Community Development District Series 2006-B 5.00%, 05/01/2013(c)(d)(e)(f)	405	0

		822,076

Georgia–0.2%
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2032	460	502,147
5.00%, 01/01/2035	250	269,228
5.00%, 01/01/2036	1,590	1,701,655

		2,473,030

Guam–1.8%
Antonio B Won Pat International Airport Authority Series 2021-A 2.899%, 10/01/2027	625	557,547
3.489%, 10/01/2031	500	418,691
Series 2023 5.00%, 10/01/2028(g)	1,080	1,112,618
5.125%, 10/01/2034(g)	140	143,804
5.375%, 10/01/2040(g)	275	276,230
Guam Department of Education (Guam Department of Education COP) Series 2020 4.25%, 02/01/2030	1,500	1,514,681
5.00%, 02/01/2040	1,090	1,100,807
Guam Power Authority Series 2022-A 5.00%, 10/01/2028	3,000	3,245,023
Territory of Guam Series 2019 5.00%, 11/15/2031	495	519,698

Schedule of Investments—California Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029	$455	$474,733
5.00%, 12/01/2030	730	760,834
5.00%, 12/01/2032	675	702,130
Series A 5.00%, 12/01/2026	1,000	1,047,683
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023	1,365	1,373,549
5.00%, 11/15/2025	1,140	1,170,941
5.00%, 11/15/2031	2,735	2,794,683
Series 2021-F 5.00%, 01/01/2031	1,000	1,074,726
Territory of Guam (Territory of Guam Hotel Occupancy Tax) Series 2021-A 5.00%, 11/01/2027	350	372,300
5.00%, 11/01/2028	455	488,852
5.00%, 11/01/2029	500	541,326
5.00%, 11/01/2030	320	348,545

		20,039,401

Illinois–0.7%
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2023	100	99,975
5.00%, 09/01/2027	100	100,191
5.00%, 09/01/2029	100	100,431
5.00%, 09/01/2032	100	99,594
5.00%, 09/01/2033	200	198,039
Metropolitan Pier & Exposition Authority Series 2017-B 5.00%, 12/15/2026	3,250	3,380,886
Village of Bolingbrook IL Sales Tax Revenue Series 2005 6.00%, 01/01/2026	4,450	4,098,967

		8,078,083

Indiana–0.1%
City of Fort Wayne IN (Do Good Foods Fort Wayne LLC Obligated Group) Series 2022 9.00%, 12/01/2044(b)	780	769,607
10.75%, 12/01/2029	105	104,610

		874,217

Principal Amount (000)		U.S. $ Value
Kentucky–0.4%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026	$230	$240,248
5.00%, 02/01/2027	260	276,053
5.00%, 02/01/2030	160	176,048
5.00%, 02/01/2031	200	215,379
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2029	3,500	3,641,100

		4,548,828

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(b)	185	189,763
6.10%, 06/01/2038(b)	270	290,011
6.10%, 12/01/2040(b)	355	381,319

		861,093

Michigan–0.2%
City of Detroit MI Series 2018 5.00%, 04/01/2031	1,745	1,819,673

Missouri–0.0%
Howard Bend Levee District XLCA Series 2005 5.75%, 03/01/2025	175	177,597
5.75%, 03/01/2027	150	153,325

		330,922

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(b)	200	195,246
2.75%, 06/15/2028(b)	525	474,638

		669,884

New Jersey–1.6%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027	1,410	1,499,852
5.00%, 06/15/2029	6,660	7,071,477
Series 2018-A 5.00%, 06/15/2028	2,710	2,880,619
5.00%, 06/15/2029	1,290	1,369,700

16	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2023	$1,000	$1,002,321
5.00%, 06/01/2025	1,000	1,032,912
5.00%, 06/01/2026	1,000	1,051,818
5.00%, 06/01/2028	1,000	1,083,813

		16,992,512

New York–1.2%
Metropolitan Transportation Authority Series 2016-A 5.00%, 11/15/2026	2,065	2,191,050
Series 2017-C 5.00%, 11/15/2026	2,960	3,140,439
Series 2020-E 5.00%, 11/15/2027	3,750	4,017,128
5.00%, 11/15/2028	3,500	3,786,229
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	220	220,433

		13,355,279

Ohio–0.1%
Buckeye Tobacco Settlement Financing Authority Series 2020-A 5.00%, 06/01/2036	1,175	1,250,253

Pennsylvania–0.1%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 05/01/2033(b)	1,000	1,016,505

Puerto Rico–1.2%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	800	752,494
Zero Coupon, 07/01/2033	1,680	951,376
4.00%, 07/01/2033	500	449,467
5.25%, 07/01/2023	350	350,490
5.375%, 07/01/2025	655	665,088
5.625%, 07/01/2029	725	756,872
5.75%, 07/01/2031	220	233,302
HTA HRRB Custodial Trust Series 2022 5.50%, 07/01/2031	150	154,186
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2041	740	744,614
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2020-A 5.00%, 07/01/2030(b)	2,690	2,712,558

Principal Amount (000)		U.S. $ Value
5.00%, 07/01/2035(b)	$1,735	$1,714,546
Series 2022-A 5.00%, 07/01/2037(b)	250	245,486
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2027	1,720	1,739,335
Puerto Rico Highway & Transportation Authority Series 2022-B Zero Coupon, 07/01/2032	970	605,038
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	982	928,548

		13,003,400

South Carolina–0.5%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	5,000	5,008,566

Texas–0.4%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(b)	3,205	3,126,976
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026	995	1,046,982

		4,173,958

Washington–0.1%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031	825	905,802

Wisconsin–0.3%
UMA Education, Inc. Series 2019 5.00%, 10/01/2023(b)	195	195,420
5.00%, 10/01/2025(b)	730	733,557
5.00%, 10/01/2026(b)	770	774,156
5.00%, 10/01/2027(b)	805	808,529
5.00%, 10/01/2028(b)	700	701,662
5.00%, 10/01/2029(b)	320	320,174

		3,533,498

Total Long-Term Municipal Bonds (cost $1,045,128,499)		1,019,113,561

Schedule of Investments—California Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

Short-Term Municipal Notes–1.4%
California–1.4%
Bay Area Toll Authority Series 2017-G 3.40%, 04/01/2047(h)	$6,375	$6,375,000
Series 2019 3.18%, 04/01/2053(h)	2,810	2,810,000
California Health Facilities Financing Authority (Scripps Health Obligated Group) Series 2001-A 3.40%, 10/01/2023(h)	800	800,000
Orange County Water District Series 2021-A 3.35%, 08/01/2042(h)	5,120	5,120,000

Total Short-Term Municipal Notes (cost $15,105,000)		15,105,000

Total Municipal Obligations (cost $1,060,233,499)		1,034,218,561

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.2%
Agency CMBS–3.2%
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	10,946	10,990,091
Series 2021-1, Class A 3.50%, 11/20/2035	9,706	9,242,544
Series 2021-2, Class A 3.75%, 03/25/2035	7,854	7,789,769
Series 2021-2, Class X 0.824%, 03/25/2035(i)	3,927	210,026
Series 2021-3, Class A 3.25%, 08/20/2036	1,960	1,796,894
Series 2021-3, Class X 0.764%, 08/20/2036(i)	3,331	181,680
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class AUS 2.032%, 01/25/2038	4,907	3,788,765
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2022-ML13, Class ACA 2.875%, 07/25/2036	992	875,160
Series 2022-ML13, Class XCA 0.953%, 07/25/2036(i)	2,678	157,951

Total Commercial Mortgage-Backed Securities (cost $41,165,333)		35,032,880

ASSET-BACKED SECURITIES–0.3%
Autos–Fixed Rate–0.3%
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(b)	2,000	2,002,245

Principal Amount (000)		U.S. $ Value
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(b)	$970	$969,708

Total Asset-Backed Securities (cost $2,969,851)		2,971,953

GOVERNMENTS–TREASURIES–0.2%
United States–0.2%
U.S. Treasury Notes 2.625%, 02/15/2029(j) (cost $2,429,715)	2,346	2,222,468

COLLATERALIZED MORTGAGE OBLIGATIONS–0.0%
Risk Share Floating Rate–0.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 9.095% (LIBOR 1 Month + 4.25%), 11/25/2023(a)	85	86,658
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 7.745% (LIBOR 1 Month + 2.90%), 07/25/2024(a)	60	60,823
Series 2014-C04, Class 1M2 9.745% (LIBOR 1 Month + 4.90%), 11/25/2024(a)	52	53,942
Series 2015-C02, Class 1M2 8.845% (LIBOR 1 Month + 4.00%), 05/25/2025(a)	32	32,644
Series 2015-C03, Class 1M2 9.845% (LIBOR 1 Month + 5.00%), 07/25/2025(a)	31	32,539
Series 2016-C01, Class 1M2 11.595% (LIBOR 1 Month + 6.75%), 08/25/2028(a)	94	100,595
Series 2016-C02, Class 1M2 10.845% (LIBOR 1 Month + 6.00%), 09/25/2028(a)	46	48,365
Series 2016-C03, Class 1M2 10.145% (LIBOR 1 Month + 5.30%), 10/25/2028(a)	82	86,905

Total Collateralized Mortgage Obligations (cost $484,710)		502,471

Total Investments—98.9% (cost $1,107,283,108)		1,074,948,333

Other assets less liabilities—1.1%		12,114,837

Net Assets—100.0%		$1,087,063,170

18	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	5,605	01/15/2025	2.565%	CPI#	Maturity	$524,555	$—	$524,555
USD	3,100	01/15/2025	4.028%	CPI#	Maturity	104,623	—	104,623
USD	2,803	01/15/2025	2.613%	CPI#	Maturity	256,988	—	256,988
USD	2,802	01/15/2025	2.585%	CPI#	Maturity	259,986	—	259,986
USD	12,110	01/15/2026	CPI#	3.720%	Maturity	(409,063)	—	(409,063)
USD	8,400	01/15/2027	CPI#	3.320%	Maturity	(394,351)	—	(394,351)
USD	4,540	01/15/2027	CPI#	3.466%	Maturity	(171,998)	(8,457)	(163,541)
USD	15,980	01/15/2028	0.735%	CPI#	Maturity	3,527,891	—	3,527,891
USD	10,130	01/15/2029	CPI#	3.290%	Maturity	(369,309)	—	(369,309)
USD	8,210	01/15/2029	CPI#	3.735%	Maturity	8,351	—	8,351
USD	4,115	01/15/2030	1.572%	CPI#	Maturity	732,796	—	732,796
USD	4,115	01/15/2030	1.587%	CPI#	Maturity	727,089	—	727,089
USD	4,900	01/15/2031	2.782%	CPI#	Maturity	360,564	—	360,564
USD	4,500	01/15/2031	2.680%	CPI#	Maturity	376,706	—	376,706
USD	3,950	01/15/2031	2.989%	CPI#	Maturity	208,565	—	208,565
USD	4,300	01/15/2032	CPI#	3.064%	Maturity	(167,090)	—	(167,090)
USD	4,180	04/15/2032	CPI#	2.909%	Maturity	(217,153)	—	(217,153)

						$5,359,150	$(8,457)	$5,367,607

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	16,800	01/15/2027	1 Day SOFR	4.217%	Annual	$393,155	$—	$393,155
USD	34,000	04/15/2032	2.525%	1 Day SOFR	Annual	2,004,637	—	2,004,637
USD	28,000	04/15/2032	3.120%	1 Day SOFR	Annual	322,772	—	322,772

						$2,720,564	$—	$2,720,564

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	69	$(14,678)	$(6,394)	$(8,284)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	801	(169,705)	(97,105)	(72,600)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1	(121)	(66)	(55)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	38	(8,006)	(3,520)	(4,486)

Schedule of Investments—California Municipal Portfolio	19

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	473	$(100,077)	$(44,052)	$(56,025)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	712	(150,661)	(64,615)	(86,046)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	616	(130,524)	(54,334)	(76,190)

						$(573,772)	$(270,086)	$(303,686)

* Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank, NA	USD	12,395	10/09/2029	1.125%	SIFMA	*	Quarterly	$1,197,619	$—	$1,197,619

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2023.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2023, the aggregate market value of these securities amounted to $107,487,644 or 9.9% of net assets.
(c)	Non-income producing security.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	Defaulted matured security.
(f)	Fair valued by the Adviser.
(g)	When-Issued or delayed delivery security.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(i)	IO—Interest Only.
(j)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of March 31, 2023, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.1% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

CPI—Consumer Price Index

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

MUNIPSA—Municipal Swap Index

NATL—National Interstate Corporation

SOFR—Secured Overnight Financing Rate

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

20	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

March 31, 2023 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–95.1%

Long-Term Municipal Bonds–89.7%
Alabama–2.5%
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2015 5.00%, 09/01/2025 (Pre-refunded/ETM)	$1,390	$1,434,506
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	5,000	4,936,546
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2021 4.00%, 02/01/2039	1,000	968,452
4.00%, 02/01/2040	2,680	2,579,127
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 04/01/2049	23,985	23,982,642
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018-A 4.00%, 06/01/2049	69,310	69,338,244
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2021-B 4.00%, 12/01/2051	10,000	9,718,308
Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 01/01/2054	13,000	13,712,232
Sumter County Industrial Development Authority/AL (Enviva, Inc.) Series 2022 6.00%, 07/15/2052	6,480	5,833,520

		132,503,577

Principal Amount (000)		U.S. $ Value
Alaska–0.2%
Municipality of Anchorage AK Series 2015-B 5.00%, 09/01/2024	$4,375	$4,522,461
Series 2015-C 5.00%, 09/01/2023	1,890	1,908,312
5.00%, 09/01/2024	2,730	2,822,016

		9,252,789

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	1,920	2,065,655

Arizona–1.9%
Arizona Health Facilities Authority (HonorHealth) Series 2014-A 5.00%, 12/01/2023	1,270	1,287,802
5.00%, 12/01/2024	1,500	1,552,288
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 5.00%, 11/01/2034	1,000	1,082,082
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.50%, 07/01/2026(a)(b)(c)	2,000	1,300,000
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2052	11,680	12,240,205
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.062%, 07/01/2029	2,900	2,482,738
2.542%, 07/01/2033	5,000	4,052,006
2.642%, 07/01/2034	10,000	8,038,896
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015-A 5.00%, 07/01/2023	7,945	7,992,088
5.00%, 07/01/2024	9,010	9,282,948
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Water System Revenue) Series 2020 5.00%, 07/01/2030	600	707,520
5.00%, 07/01/2031	850	1,000,374
5.00%, 07/01/2032	825	969,378

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value
Series 2020-A 5.00%, 07/01/2030	$500	$589,600
5.00%, 07/01/2031	650	764,992
5.00%, 07/01/2032	400	470,001
5.00%, 07/01/2033	490	572,504
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.071%, 07/01/2032	5,000	4,015,145
2.171%, 07/01/2033	5,000	3,954,635
Gilbert Water Resource Municipal Property Corp. (Town of Gilbert AZ Waterworks & Sewer System Revenue) Series 2022 5.00%, 07/15/2037	1,805	2,094,995
5.00%, 07/15/2038	5,500	6,357,787
Industrial Development Authority of the County of Pima (The) (La Posada at Park Centre, Inc. Obligated Group) Series 2022 5.125%, 11/15/2029(a)	2,500	2,483,958
Maricopa County Special Health Care District Series 2018-C 5.00%, 07/01/2028	6,000	6,732,012
State of Arizona Lottery Revenue Series 2019 5.00%, 07/01/2023 (Pre-refunded/ETM)	4,000	4,022,728
5.00%, 07/01/2024 (Pre-refunded/ETM)	2,000	2,058,601
5.00%, 07/01/2025 (Pre-refunded/ETM)	5,000	5,274,421
5.00%, 07/01/2027 (Pre-refunded/ETM)	5,500	6,095,130

		97,474,834

Arkansas–0.1%
City of Fayetteville AR Sales & Use Tax Revenue Series 2022 2.875%, 11/01/2032	3,000	2,941,065

California–7.1%
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023-C 5.25%, 01/01/2054	16,165	16,544,511
California Community Choice Financing Authority (Morgan Stanley) Series 2023 4.853% (SOFR + 1.63%), 07/01/2053(d)	5,000	5,014,203

Principal Amount (000)		U.S. $ Value
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	$18,035	$13,829,707
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2023 3.65%, 01/01/2050(a)	27,375	27,381,710
7.75%, 01/01/2050(a)	2,355	2,352,175
California State Public Works Board (California State Public Works Board Lease) Series 2014-B 5.00%, 10/01/2028	1,225	1,270,879
Series 2021-A 5.00%, 02/01/2027	12,040	13,261,317
California State University Series 2021-B 2.374%, 11/01/2035	5,000	3,848,465
City of Los Angeles Department of Airports Series 2018-C 5.00%, 05/15/2036	5,840	6,151,378
Series 2019 5.00%, 05/15/2039	5,215	5,516,605
City of Riverside CA Electric Revenue Series 2019-A 5.00%, 10/01/2033	5,230	6,015,107
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(a)	1,985	1,535,045
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(a)	2,505	1,956,395
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(a)	13,250	10,403,228
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(a)	5,500	4,186,425
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(a)	13,000	9,762,432

22	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(a)	$7,000	$5,516,347
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	3,000	2,269,936
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(a)	6,545	4,725,490
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Series A 4.00%, 06/01/2037	6,165	6,564,994
Regents of the University of California Medical Center Pooled Revenue Series 2022 5.00%, 05/15/2038	5,000	5,737,710
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 3.895% (LIBOR 3 Month + 0.57%), 06/01/2039(d)	15,000	13,525,859
San Francisco Intl Airport Series 2020-E 5.00%, 05/01/2037	9,645	10,401,987
State of California Series 2013 5.00%, 11/01/2024	20,000	20,287,946
5.00%, 11/01/2025	23,465	23,777,092
Series 2014 5.00%, 05/01/2025	30,965	31,793,549
5.00%, 05/01/2026	50,000	51,370,180
Series 2019 5.00%, 11/01/2031	11,225	12,790,656
5.00%, 04/01/2036	16,225	18,262,534
Series 2020 5.00%, 03/01/2035	460	529,532
Series 2023 5.10%, 03/01/2029	2,000	2,071,497
6.00%, 03/01/2033	1,000	1,113,715
University of California Series 2013-A 4.00%, 05/15/2032 (Pre-refunded/ETM)	13,345	13,367,151

Principal Amount (000)		U.S. $ Value
5.00%, 05/15/2034 (Pre-refunded/ETM)	$11,160	$11,191,076
Series 2023-B 5.00%, 05/15/2042	5,000	5,744,575

		370,071,408

Colorado–2.1%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	3,680	3,638,156
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2016-A 5.00%, 11/15/2023	4,085	4,139,696
Series 2018-A 5.00%, 12/01/2025	10,000	10,449,769
5.00%, 12/01/2026	16,080	17,056,300
5.00%, 12/01/2027	19,215	20,648,883
5.00%, 12/01/2028	24,320	26,506,079
5.00%, 12/01/2032	1,620	1,753,105
Colorado Health Facilities Authority (CommonSpirit Health Obligated Group) Series 2019-A 5.00%, 08/01/2030	1,000	1,101,706
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031	2,175	2,388,022
5.00%, 08/01/2035	1,995	2,143,224
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2027	2,280	2,501,046
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	2,312	1,859,841
State of Colorado (State of Colorado COP) Series 2022 6.00%, 12/15/2041	11,000	13,342,881
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No 3) Series 2022 5.80%, 12/01/2032	1,630	1,650,949
Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	822	696,885
5.00%, 12/15/2026	270	288,451
AGM Series 2020 5.00%, 12/01/2024	485	501,667
5.00%, 12/01/2027	305	335,371
5.00%, 12/01/2030	385	434,314
5.00%, 12/01/2033	285	319,644

Schedule of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value
5.00%, 12/01/2050	$300	$316,340

		112,072,329

Connecticut–3.3%
City of Bridgeport CT Series 2017-A 5.00%, 11/01/2023	1,420	1,438,234
5.00%, 11/01/2028	1,000	1,101,597
Series 2017-B 5.00%, 08/15/2025	1,085	1,140,809
5.00%, 08/15/2026	4,500	4,833,676
5.00%, 08/15/2027	6,610	7,247,540
5.00%, 08/15/2027 (Pre-refunded/ETM)	755	838,988
Series 2017-C 5.00%, 08/15/2024	2,245	2,310,839
5.00%, 08/15/2026	2,480	2,663,893
5.00%, 08/15/2027	2,605	2,856,255
5.00%, 08/15/2028	1,620	1,777,258
Connecticut State Health & Educational Facilities Authority Series 2023-A 2.80%, 07/01/2048	19,535	19,432,916
Connecticut State Health & Educational Facilities Authority (Nuvance Health Obligated Group) Series 2019-A 5.00%, 07/01/2032	4,650	4,942,177
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018-K1 5.00%, 07/01/2026	1,000	1,020,156
5.00%, 07/01/2027	1,100	1,130,069
5.00%, 07/01/2028	1,100	1,135,656
5.00%, 07/01/2029	1,200	1,238,399
State of Connecticut Series 2014-A 5.00%, 03/01/2028	6,360	6,495,706
Series 2015-B 5.00%, 06/15/2032	7,345	7,673,112
Series 2015-F 5.00%, 11/15/2027	1,570	1,666,214
Series 2016-A 5.00%, 03/15/2024	2,805	2,869,417
5.00%, 03/15/2029	14,500	15,504,563
Series 2016-E 5.00%, 10/15/2024	17,000	17,640,939
5.00%, 10/15/2025	3,025	3,217,752
Series 2017-B 5.00%, 04/15/2028	2,515	2,831,591
Series 2018-C 5.00%, 06/15/2026	5,500	5,948,577
Series 2018-D 5.00%, 04/15/2026	16,655	17,941,625
Series 2020-A 5.00%, 01/15/2040	2,565	2,812,090

Principal Amount (000)		U.S. $ Value
State of Connecticut Special Tax Revenue Series 2020 4.00%, 05/01/2036	$1,000	$1,041,495
5.00%, 05/01/2037	2,645	2,976,805
Series 2021-A 4.00%, 05/01/2040	3,835	3,886,817
Series 2021-D 4.00%, 11/01/2039	1,060	1,079,505
Town of Stratford CT BAM Series 2019 5.00%, 01/01/2030	2,035	2,204,090
5.00%, 01/01/2031	3,890	4,211,605
5.00%, 01/01/2032	3,890	4,204,487
5.00%, 01/01/2033	3,555	3,834,269
University of Connecticut Series 2022-A 5.00%, 05/01/2040	7,065	7,902,164

		171,051,285

Delaware–0.1%
Delaware River & Bay Authority Series 2014-C 5.00%, 01/01/2026	3,250	3,303,416
5.00%, 01/01/2027	2,220	2,256,158
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2020 4.00%, 09/01/2030	575	580,359
5.00%, 09/01/2050	1,000	1,011,846

		7,151,779

District of Columbia–2.0%
District of Columbia Series 2013-A 5.00%, 06/01/2025 (Pre-refunded/ETM)	20,860	20,935,811
5.00%, 06/01/2026 (Pre-refunded/ETM)	19,580	19,651,160
5.00%, 06/01/2027 (Pre-refunded/ETM)	18,675	18,742,871
Metropolitan Washington Airports Authority Aviation Revenue Series 2018-A 5.00%, 10/01/2029	1,155	1,259,806
Series 2019-A 5.00%, 10/01/2030	3,840	4,261,059
5.00%, 10/01/2032	5,000	5,509,844
Series 2020-A 5.00%, 10/01/2029	2,540	2,820,896
5.00%, 10/01/2030	5,500	6,185,672
5.00%, 10/01/2031	5,000	5,617,882
5.00%, 10/01/2032	5,500	6,168,350
5.00%, 10/01/2033	5,000	5,590,599
5.00%, 10/01/2034	2,870	3,190,524

24	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Washington Metropolitan Area Transit Authority (Washington Metropolitan Area Transit Authority State Lease) Series 2020-A 5.00%, 07/15/2036	$3,205	$3,636,670

		103,571,144

Florida–3.6%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2030(a)	510	510,114
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2031	5,000	5,433,034
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2034	650	425,690
Zero Coupon, 09/01/2035	650	403,799
County of Broward FL Airport System Revenue Series 2019-A 5.00%, 10/01/2031	1,070	1,177,070
Series 2019-C 2.384%, 10/01/2026	1,250	1,166,475
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012-Q 5.00%, 10/01/2023	5,000	5,007,894
County of Broward FL Convention Center Hotel Revenue Series 2022 5.00%, 01/01/2035	2,685	3,120,845
County of Miami-Dade FL Aviation Revenue Series 2015-A 5.00%, 10/01/2023	1,725	1,738,080
5.00%, 10/01/2024	1,610	1,647,671
County of Miami-Dade FL Water & Sewer System Revenue Series 2021 4.00%, 10/01/2038	2,490	2,532,563
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030	735	519,984
Zero Coupon, 10/01/2031	905	610,168
Zero Coupon, 10/01/2032	500	320,773

Principal Amount (000)		U.S. $ Value
Zero Coupon, 10/01/2033	$1,210	$736,187
Zero Coupon, 10/01/2034	1,260	721,408
Duval County School Board (Duval County School Board COP) Series 2015-B 5.00%, 07/01/2026	4,280	4,495,754
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) Series 2020 5.125%, 06/01/2040(a)	3,765	3,456,304
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2015-B 5.00%, 10/01/2024	1,000	1,034,026
5.00%, 10/01/2026	1,750	1,843,925
5.00%, 10/01/2028	1,015	1,074,003
Series 2021 1.425%, 10/01/2026	3,000	2,675,681
Greater Orlando Aviation Authority Series 2017-A 5.00%, 10/01/2029 (Pre-refunded/ETM)	3,000	3,289,723
5.00%, 10/01/2030 (Pre-refunded/ETM)	6,250	6,853,589
5.00%, 10/01/2031	4,085	4,359,293
Series 2019-A 5.00%, 10/01/2033	7,975	8,759,777
Hillsborough County Aviation Authority Series 2015 5.00%, 10/01/2040 (Pre-refunded/ETM)	2,020	2,075,280
Hillsborough County School Board (Hillsborough County School Board COP) Series 2015 5.00%, 07/01/2026	1,480	1,549,663
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2023	2,650	2,679,425
JEA Electric System Revenue Series 2017-B 5.00%, 10/01/2030	1,185	1,307,429
JEA Water & Sewer System Revenue Series 2014-A 5.00%, 10/01/2025 (Pre-refunded/ETM)	1,565	1,601,390
5.00%, 10/01/2025	1,495	1,529,318
Series 2017-A 5.00%, 10/01/2026	22,290	24,232,892

Schedule of Investments—Diversified Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value
Manatee County School District (Manatee County School District COP) Series 2016-A 5.00%, 07/01/2028	$7,795	$8,371,506
5.00%, 07/01/2029	6,215	6,682,678
North Broward Hospital District Series 2017-B 5.00%, 01/01/2029	3,000	3,208,885
5.00%, 01/01/2030	3,180	3,396,393
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2019 5.00%, 10/01/2023	5,000	5,047,679
5.00%, 10/01/2024	6,560	6,752,105
Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2036(e)	1,000	918,792
Orange County School Board Series 2014-A 5.00%, 08/01/2028 (Pre-refunded/ETM)	25,075	25,877,781
5.00%, 08/01/2029 (Pre-refunded/ETM)	21,280	21,961,283
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(a)	2,000	2,007,882
South Broward Hospital District (South Broward Hospital District Obligated Group) Series 2015 5.00%, 05/01/2027	3,350	3,520,382

		186,634,593

Georgia–2.8%
City of Atlanta GA Department of Aviation Series 2014-A 5.00%, 01/01/2028	12,250	12,455,191
Series 2021-C 4.00%, 07/01/2040	1,000	983,229
4.00%, 07/01/2042	1,250	1,212,446
5.00%, 07/01/2029	1,250	1,383,782
5.00%, 07/01/2030	1,315	1,474,165
5.00%, 07/01/2031	1,725	1,957,603
5.00%, 07/01/2032	1,000	1,132,809
5.00%, 07/01/2033	1,400	1,581,444
5.00%, 07/01/2034	3,000	3,371,121
5.00%, 07/01/2036	2,400	2,641,900
5.00%, 07/01/2037	2,500	2,730,793
Series 2022-B 5.00%, 07/01/2035	1,565	1,762,022

Principal Amount (000)		U.S. $ Value
5.00%, 07/01/2036	$2,845	$3,161,201
5.00%, 07/01/2037	2,535	2,792,931
5.00%, 07/01/2039	2,765	3,017,791
5.00%, 07/01/2040	7,105	7,708,116
5.00%, 07/01/2041	7,460	8,053,800
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) Series 2021 5.00%, 04/01/2026	1,000	1,062,240
5.00%, 04/01/2027	250	270,429
5.00%, 04/01/2028	250	274,800
5.00%, 04/01/2029	300	334,521
5.00%, 04/01/2030	225	253,688
5.00%, 04/01/2031	250	275,120
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(a)	10,000	9,537,072
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2023-A 5.00%, 06/01/2053	22,500	23,471,449
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-A 4.00%, 04/01/2048	34,735	34,776,164
Series 2018-C 4.00%, 08/01/2048	18,000	18,032,709
Private Colleges & Universities Authority (Emory University) Series 2020-B 4.00%, 09/01/2035	1,280	1,363,742

		147,072,278

Guam–0.0%
Territory of Guam Series 2019 5.00%, 11/15/2031	855	897,659

Hawaii–0.1%
State of Hawaii Harbor System Revenue Series 2020-A 4.00%, 07/01/2035	2,765	2,816,835

Idaho–0.0%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015-A 5.00%, 07/15/2023	1,320	1,328,232

Illinois–5.4%
Chicago Board of Education Series 2012-B 5.00%, 12/01/2033	2,265	2,270,503
Series 2017-F 5.00%, 12/01/2023	7,000	7,042,846

26	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2018-A 5.00%, 12/01/2026	$1,000	$1,037,114
Series 2021-A 5.00%, 12/01/2037	3,750	3,808,517
Series 2022-B 4.00%, 12/01/2041	11,000	9,829,469
Series 2023 5.25%, 04/01/2034	2,125	2,354,940
5.25%, 04/01/2039	1,250	1,336,194
Chicago O’Hare International Airport Series 2016-C 5.00%, 01/01/2027	3,020	3,216,088
Series 2018-A 5.00%, 01/01/2039	6,000	6,305,989
Series 2022 4.00%, 01/01/2042	3,160	3,159,994
5.00%, 01/01/2029	500	545,565
5.00%, 01/01/2030	800	883,523
5.00%, 01/01/2033	890	998,727
5.00%, 01/01/2040	1,850	1,977,262
5.00%, 01/01/2041	2,000	2,127,642
5.00%, 01/01/2042	2,200	2,329,281
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2023	470	469,881
5.00%, 09/01/2025	350	349,513
5.00%, 09/01/2026	300	299,986
5.00%, 09/01/2027	455	455,870
5.00%, 09/01/2029	575	577,476
5.00%, 09/01/2031	1,000	999,542
5.00%, 09/01/2034	600	587,717
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015-A 5.00%, 11/15/2027	1,000	1,051,432
5.00%, 11/15/2028	1,250	1,311,470
Illinois Finance Authority (University of Chicago (The)) Series 2021-A 5.00%, 10/01/2037	1,350	1,633,718
5.00%, 10/01/2038	1,700	2,060,649
Illinois Municipal Electric Agency Series 2015-A 5.00%, 02/01/2027	16,370	17,211,189
5.00%, 02/01/2028	13,565	14,262,051
5.00%, 02/01/2029	12,885	13,547,109
Metropolitan Pier & Exposition Authority Series 2022 4.00%, 12/15/2042	2,745	2,529,639
Metropolitan Water Reclamation District of Greater Chicago Series 2007-B 5.25%, 12/01/2034	2,240	2,822,014
5.25%, 12/01/2035	4,835	6,096,871

Principal Amount (000)		U.S. $ Value
Series 2015-A 5.00%, 12/01/2044 (Pre-refunded/ETM)	$8,350	$8,688,000
Series 2015-B 5.00%, 12/01/2039 (Pre-refunded/ETM)	7,660	7,970,070
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2024	10,020	10,244,669
5.00%, 06/01/2025	12,450	12,990,069
Regional Transportation Authority (Regional Transportation Authority Sales Tax) AGM Series 2004-A 5.25%, 06/01/2023	7,445	7,471,009
State of Illinois Series 2013 5.50%, 07/01/2024	5,415	5,441,897
Series 2013-A 5.00%, 04/01/2023	4,415	4,415,000
Series 2014 5.00%, 02/01/2024	3,500	3,555,431
5.00%, 05/01/2025	18,120	18,441,139
5.00%, 05/01/2027	5,000	5,083,798
Series 2016 5.00%, 02/01/2029	1,100	1,178,137
Series 2017-A 5.00%, 12/01/2024	8,590	8,862,879
Series 2017-D 5.00%, 11/01/2024	55,520	57,196,110
5.00%, 11/01/2028	1,675	1,816,716
Series 2019-B 4.00%, 11/01/2033	9,000	9,295,178
Series 2020 5.50%, 05/01/2039	1,500	1,659,658
Series 2022-B 5.25%, 10/01/2037	4,000	4,504,569

		284,304,110

Indiana–1.1%
City of Fort Wayne IN (Do Good Foods Fort Wayne LLC Obligated Group) Series 2022 9.00%, 12/01/2044(a)	5,040	4,972,843
10.75%, 12/01/2029	680	677,479
City of Whiting IN (BP Products North America, Inc.) Series 2019 5.00%, 12/01/2044	9,670	9,885,257
Series 2023 4.40%, 11/01/2045	14,460	14,728,924
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 5.00%, 04/01/2024	715	722,372

Schedule of Investments—Diversified Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value
5.00%, 04/01/2025	$750	$766,573
5.00%, 04/01/2026	790	815,981
5.00%, 04/01/2027	830	861,551
5.00%, 04/01/2028	875	910,075
Indiana Finance Authority (Indiana University Health, Inc. Obligated Group) Series 2015 4.00%, 12/01/2040	11,690	11,621,243
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	1,895	1,696,777
Indianapolis Local Public Improvement Bond Bank Series 2015 4.00%, 01/01/2025	11,570	11,650,343

		59,309,418

Iowa–0.5%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2022 4.00%, 12/01/2050	5,450	5,300,620
Iowa Finance Authority (Iowa Finance Authority State Revolving Fund) Series 2021-A 5.00%, 08/01/2038	5,460	6,234,519
PEFA, Inc. (Goldman Sachs Group, Inc. (The)) Series 2019 5.00%, 09/01/2049	14,000	14,280,441

		25,815,580

Kansas–0.1%
City of Junction City KS Series 2016-A 5.00%, 09/01/2023	3,805	3,837,971
City of Overland Park KS Sales Tax Revenue Series 2022 6.00%, 11/15/2034(a)	215	221,329
6.50%, 11/15/2042(a)	1,610	1,644,694

		5,703,994

Kentucky–2.4%
County of Carroll KY (Kentucky Utilities Co.) Series 2019 1.75%, 10/01/2034	3,835	3,524,523
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2029	1,000	1,080,229
5.00%, 08/15/2041	1,260	1,305,227

Principal Amount (000)		U.S. $ Value
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2028	$8,780	$9,166,859
5.00%, 06/01/2030	5,870	6,079,222
Kentucky Public Energy Authority (BP PLC) Series 2018-B 4.00%, 01/01/2049	24,850	24,836,395
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-A 4.00%, 04/01/2048	18,590	18,612,901
Series 2018-C 4.00%, 12/01/2049	36,475	36,309,546
Series 2019-A 4.00%, 12/01/2049	10,895	10,845,579
Kentucky Turnpike Authority Series 2016-A 5.00%, 07/01/2023	2,365	2,377,397
5.00%, 07/01/2024	3,420	3,513,003
5.00%, 07/01/2025	2,515	2,644,588
5.00%, 07/01/2027	5,075	5,450,339

		125,745,808

Louisiana–0.7%
Consolidated Govt of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax Series 2015 5.00%, 08/01/2027	6,450	6,760,609
5.00%, 08/01/2028	2,535	2,651,248
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Utilities Restoration Corp ELL System Restoration Revenue) Series 2023 5.081%, 06/01/2031	8,000	8,065,941
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	2,250	2,307,932
6.10%, 06/01/2038(a)	3,030	3,254,562
6.10%, 12/01/2040(a)	2,595	2,787,387
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2029	1,200	1,191,998
State of Louisiana Gasoline & Fuels Tax Revenue Series 2022-A 3.881% (SOFR + 0.50%), 05/01/2043(d)	10,340	10,143,684

		37,163,361

28	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Maine–0.0%
Maine Municipal Bond Bank Series 2014-A 5.00%, 09/01/2025	$1,000	$1,033,283

Maryland–0.4%
County of Frederick MD Series 2019-A 5.00%, 08/01/2027 (Pre-refunded/ETM)	165	183,558
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.00%, 11/12/2028	10,000	10,338,069
Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group) Series 2020-B 5.00%, 04/15/2029	1,500	1,684,126
5.00%, 04/15/2031	1,365	1,534,523
State of Maryland Department of Transportation (Baltimore/Washington International Thurgood Marshall Airport) Series 2021 5.00%, 08/01/2026	1,500	1,582,471
5.00%, 08/01/2028	1,050	1,139,114
5.00%, 08/01/2029	700	769,836
5.00%, 08/01/2033	1,000	1,117,954
5.00%, 08/01/2034	1,000	1,111,698

		19,461,349

Massachusetts–2.1%
Commonwealth of Massachusetts Series 2016-B 5.00%, 07/01/2023	3,965	3,988,985
Series 2017-D 5.00%, 02/01/2036	4,435	4,789,487
Series 2018-B 5.00%, 01/01/2031	3,685	4,116,637
AGC Series 2007-A 3.795% (LIBOR 3 Month + 0.57%), 05/01/2037(d)	15,250	14,966,920
Commonwealth of Massachusetts (Commonwealth of Massachusetts COVID-19 Recovery Assessment Revenue) Series 2022-B 4.11%, 07/15/2031	7,250	7,175,091
Commonwealth of Massachusetts Transportation Fund Revenue Series 2021 5.00%, 06/01/2041	10,340	11,578,257
Massachusetts Bay Transportation Authority Assessment Revenue Series 2022-A 4.00%, 07/01/2039	2,290	2,387,744

Principal Amount (000)		U.S. $ Value
Massachusetts Development Finance Agency (Brandeis University) Series 2019-S 5.00%, 10/01/2025	$2,670	$2,829,191
5.00%, 10/01/2026	2,535	2,756,849
5.00%, 10/01/2029	1,000	1,135,585
5.00%, 10/01/2030	1,000	1,131,126
5.00%, 10/01/2031	1,010	1,138,536
5.00%, 10/01/2032	1,055	1,187,458
5.00%, 10/01/2033	1,625	1,824,433
Massachusetts Development Finance Agency (Mass General Brigham, Inc.) Series 2017-S1 5.00%, 07/01/2025	7,565	7,964,944
5.00%, 07/01/2028	7,500	8,315,047
5.00%, 07/01/2029	9,000	9,864,717
Massachusetts Development Finance Agency (Trustees of Boston College) Series 2020-U 5.00%, 07/01/2028	950	1,076,386
Massachusetts Development Finance Agency (Tufts Medicine Obligated Group) Series 2019-A 5.00%, 07/01/2028	1,425	1,503,331
5.00%, 07/01/2030	2,100	2,211,165
5.00%, 07/01/2032	2,000	2,097,748
5.00%, 07/01/2033	2,000	2,091,342
AGM Series 2020-C 5.00%, 10/01/2026	325	347,470
5.00%, 10/01/2027	440	478,800
5.00%, 10/01/2028	500	552,980
5.00%, 10/01/2029	295	331,310
5.00%, 10/01/2030	315	358,782
5.00%, 10/01/2031	375	422,141
5.00%, 10/01/2032	245	274,598
Massachusetts Port Authority Series 2021-E 5.00%, 07/01/2036	8,615	9,515,684

		108,412,744

Michigan–5.8%
Bloomfield Hills School District Series 2023 5.00%, 05/01/2027	600	659,483
5.00%, 05/01/2028	635	713,019
5.00%, 05/01/2029	700	802,037
5.00%, 05/01/2030	635	740,580
5.00%, 05/01/2032	1,100	1,325,907
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 3.794% (LIBOR 3 Month + 0.60%), 07/01/2032(d)	14,000	13,139,976

Schedule of Investments—Diversified Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value
Great Lakes Water Authority Water Supply System Revenue Series 2016-C 5.00%, 07/01/2024	$2,700	$2,782,129
5.00%, 07/01/2025	9,805	10,327,758
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) Series 2020 2.625%, 05/15/2025	115	109,793
Lake Orion Community School District Series 2016 5.00%, 05/01/2024	2,915	2,990,177
Lakeview School District/MI Series 2019-B 3.95%, 05/01/2032 (Pre-refunded/ETM)	5,230	5,230,000
Michigan Finance Authority (Bronson Healthcare Group Obligated Group) Series 2020 5.00%, 05/15/2036	48,585	50,525,670
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015 3.875%, 10/01/2023	2,000	1,999,261
4.00%, 10/01/2024	3,000	3,004,379
4.50%, 10/01/2029	12,065	12,153,950
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014 5.00%, 07/01/2025	22,045	22,587,309
5.00%, 07/01/2027	17,895	18,363,933
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014-D2 5.00%, 07/01/2024	7,770	7,975,531
5.00%, 07/01/2025	16,525	16,931,517
5.00%, 07/01/2026	25,000	25,630,423
5.00%, 07/01/2027	5,060	5,192,596
Michigan Finance Authority (Michigan Finance Authority School Loan Revolving Fund) Series 2019 2.366%, 09/01/2049	15,000	14,845,608
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 4.00%, 06/01/2034	2,000	2,021,946
4.00%, 06/01/2035	1,000	1,002,573
4.00%, 06/01/2036	1,000	991,711
4.00%, 06/01/2037	1,000	980,596
4.00%, 06/01/2038	1,000	973,065

Principal Amount (000)		U.S. $ Value
4.00%, 06/01/2039	$2,000	$1,927,014
5.00%, 06/01/2025	610	626,176
5.00%, 06/01/2026	1,290	1,339,480
5.00%, 06/01/2028	1,000	1,064,528
5.00%, 06/01/2029	2,000	2,153,521
5.00%, 06/01/2031	745	813,495
Michigan Finance Authority (Public Lighting Authority) Series 2014 5.00%, 07/01/2030	1,600	1,621,055
Series 2014-B 5.00%, 07/01/2027	4,990	5,055,205
5.00%, 07/01/2031	2,460	2,492,032
Michigan Finance Authority (Trinity Health Corp.) Series 2019 4.00%, 12/01/2040	5,595	5,520,373
Series 2015 5.00%, 12/01/2023	5,675	5,763,138
5.00%, 12/01/2024	4,400	4,575,190
5.00%, 12/01/2025	3,000	3,155,927
5.50%, 12/01/2026	4,500	4,789,023
5.50%, 12/01/2027	2,720	2,896,269
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 12/31/2024	3,210	3,272,372
5.00%, 12/31/2025	2,200	2,261,875
5.00%, 06/30/2026	2,400	2,479,847
5.00%, 12/31/2026	5,770	5,994,320
5.00%, 06/30/2027	7,635	7,957,766
5.00%, 12/31/2027	5,770	6,042,536
5.00%, 06/30/2028	4,645	4,882,196

		300,684,265

Missouri–0.5%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017-A 5.00%, 03/01/2025	1,445	1,479,647
5.00%, 03/01/2028	1,375	1,434,609
City of Kansas City MO (City of Kansas City MO Lease) Series 2022 5.00%, 09/01/2037	4,000	4,445,956
Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group) Series 2021-A 4.00%, 07/01/2033	4,000	4,215,818
4.00%, 07/01/2034	2,000	2,089,275
4.00%, 07/01/2035	1,500	1,536,965
4.00%, 07/01/2039	5,000	5,004,636
4.00%, 07/01/2040	1,500	1,491,311

30	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Howard Bend Levee District XLCA Series 2005 5.75%, 03/01/2025	$845	$857,543
5.75%, 03/01/2027	775	792,178
Missouri Joint Municipal Electric Utility Commission Series 2014-A 5.00%, 01/01/2025	2,630	2,729,738

		26,077,676

Montana–0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2025	2,500	2,577,061
5.00%, 02/15/2026	3,190	3,351,598
5.00%, 02/15/2027	6,950	7,433,296
5.00%, 02/15/2028	2,375	2,527,729

		15,889,684

Nebraska–1.1%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	57,480	57,880,952

Nevada–1.1%
City of Las Vegas NV Series 2015-C 5.00%, 09/01/2023	5,675	5,730,681
5.00%, 09/01/2026	2,930	3,144,493
Clark County School District Series 2016-D 5.00%, 06/15/2024	26,915	27,661,584
County of Clark NV Series 2017 5.00%, 06/01/2024	6,530	6,716,376
Las Vegas Valley Water District Series 2016-B 5.00%, 06/01/2028	4,590	4,956,797
State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) Series 2023 3.70%, 01/01/2050(a)	9,400	9,409,263

		57,619,194

New Hampshire–0.1%
New Hampshire Business Finance Authority Series 2022-2 0.334%, 09/20/2036	20,000	479,172
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2018-A 4.00%, 11/01/2027(a)	2,250	2,136,847

		2,616,019

Principal Amount (000)		U.S. $ Value
New Jersey–7.0%
New Jersey Economic Development Authority Series 2019 5.25%, 04/01/2026	$4,930	$5,252,987
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.50%, 01/01/2026	1,000	1,013,196
5.50%, 01/01/2027	1,000	1,012,769
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2023	1,500	1,505,550
5.00%, 10/01/2024	2,000	2,020,587
5.00%, 10/01/2025	2,750	2,793,067
New Jersey Economic Development Authority (Rutgers The State University of New Jersey) Series 2013 5.00%, 06/15/2025	1,000	1,004,432
5.00%, 06/15/2026	3,500	3,514,811
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	3,920	3,925,848
New Jersey Transportation Trust Fund Authority Series 2018-A 5.00%, 12/15/2030	5,885	6,489,670
5.00%, 12/15/2032	5,230	5,758,727
New Jersey Transportation Trust Fund Authority Series 2019 5.00%, 12/15/2031	3,195	3,573,572
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027	12,830	13,647,588
5.00%, 06/15/2028	975	1,036,385
Series 2018-A 5.00%, 06/15/2029	3,050	3,238,439
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2027	8,605	9,361,811
5.00%, 12/15/2029	38,555	42,562,893
5.00%, 12/15/2033	7,230	7,919,895

Schedule of Investments—Diversified Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value
Series 2019 5.00%, 12/15/2028	$4,000	$4,421,012
5.00%, 06/15/2029	1,525	1,684,492
Series 2019-B 5.00%, 06/15/2033	3,885	4,262,202
Series 2020-A 5.00%, 06/15/2035	1,810	2,002,707
Series 2022-A 5.00%, 06/15/2034	11,635	13,242,547
New Jersey Turnpike Authority Series 2014-A 5.00%, 01/01/2027	5,040	5,181,521
5.00%, 01/01/2028	40,000	41,070,808
5.00%, 01/01/2029	30,900	31,723,911
Series 2014-C 5.00%, 01/01/2024	14,720	14,980,494
Series 2017-A 5.00%, 01/01/2029	7,235	7,905,010
Series 2017-B 5.00%, 01/01/2029	10,000	11,183,800
5.00%, 01/01/2030	14,830	16,567,937
5.00%, 01/01/2031	15,220	16,988,290
Series 2021-B 1.713%, 01/01/2029	6,625	5,695,716
AGM Series 2005-D3 5.25%, 01/01/2026	14,770	15,797,191
Rutgers The State University of New Jersey Series 2013-L 5.00%, 05/01/2043 (Pre-refunded/ETM)	36,000	36,064,570
South Jersey Transportation Authority BAM Series 2022 5.00%, 11/01/2036	450	504,953
5.00%, 11/01/2037	400	444,828
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2023	1,500	1,503,481
5.00%, 06/01/2025	4,125	4,260,762
5.00%, 06/01/2026	3,000	3,155,453
5.00%, 06/01/2027	4,000	4,272,547
5.00%, 06/01/2028	2,140	2,319,360
5.00%, 06/01/2035	2,620	2,793,786

		363,659,605

New York–9.6%
City of New York NY Series 2014-A 5.00%, 08/01/2027	1,130	1,163,337
Series 2015-A 5.00%, 08/01/2023	2,040	2,056,097
Series 2018-D 5.00%, 12/01/2039	2,435	2,652,739
Series 2020-A 5.00%, 08/01/2024	1,260	1,300,339
Series 2021 1.396%, 08/01/2027	18,750	16,549,354

Principal Amount (000)		U.S. $ Value
Series 2021-F 5.00%, 06/01/2044	$5,000	$5,213,693
County of Nassau NY Series 2017-C 5.00%, 10/01/2026	8,840	9,613,628
Dutchess County Local Development Corp. (Bard College) Series 2020-B 5.918%, 07/01/2039(a)	4,875	4,674,958
Metropolitan Transportation Authority Series 2013-B 5.00%, 11/15/2026 (Pre-refunded/ETM)	9,505	9,645,676
Series 2014-A 5.00%, 11/15/2026 (Pre-refunded/ETM)	4,205	4,267,235
5.00%, 11/15/2027 (Pre-refunded/ETM)	4,040	4,099,793
Series 2014-C 5.00%, 11/15/2027 (Pre-refunded/ETM)	5,000	5,196,417
Series 2017-C 5.00%, 11/15/2028	1,610	1,737,951
5.00%, 11/15/2030	56,065	60,345,417
5.00%, 11/15/2031	5,455	5,861,561
5.00%, 11/15/2033	8,500	9,095,667
Series 2021-D 3.566% (SOFR + 0.33%), 11/01/2035(d)	8,980	8,902,713
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2031	28,000	31,483,906
5.00%, 07/15/2032	25,945	29,150,461
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2017-A 5.00%, 08/01/2033	4,860	5,337,584
Series 2019-B 5.00%, 11/01/2035	17,960	20,321,063
5.00%, 11/01/2036	41,825	46,839,023
Series 2020 4.00%, 05/01/2042	4,750	4,718,934
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.375%, 11/15/2040(a)	400	398,397
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	4,250	3,892,011
2.80%, 09/15/2069	11,555	10,580,459

32	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
New York State Dormitory Authority Series 2014-C 5.00%, 03/15/2027 (Pre-refunded/ETM)	$2,015	$2,061,462
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2039	1,825	1,836,593
Series 2021-E 4.00%, 03/15/2037	19,200	19,670,963
Series 2022-A 4.00%, 03/15/2039	3,500	3,524,584
4.00%, 03/15/2040	6,990	7,002,089
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016-A 5.00%, 03/15/2024	4,010	4,105,511
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027	20,115	20,791,417
5.00%, 01/01/2028	22,110	23,079,232
5.00%, 01/01/2029	27,145	28,353,732
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 5.00%, 12/01/2039	7,000	7,368,864
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	2,095	2,099,125
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2028	3,385	3,422,245
Series 2019 4.00%, 11/01/2037	2,915	2,930,820
Series 2020-2 5.00%, 07/15/2033	5,910	6,669,221
Series 2021-2 4.00%, 07/15/2037	2,980	3,010,674
Suffolk Tobacco Asset Securitization Corp. Series 2021 5.00%, 06/01/2027	1,045	1,104,801
5.00%, 06/01/2029	2,080	2,248,651
5.00%, 06/01/2033	2,395	2,595,410
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.411%, 05/15/2034	14,725	11,863,105

Principal Amount (000)		U.S. $ Value
2.591%, 05/15/2036	$2,000	$1,582,865
Series 2022 5.00%, 05/15/2030	7,000	8,234,548
Series 2022-A 5.00%, 08/15/2024	16,500	17,010,799
Series 2022-E 4.293% (SOFR + 1.05%), 04/01/2026(d)	14,000	14,131,733

		499,796,857

North Carolina–0.2%
Greater Asheville Regional Airport Authority AGM Series 2022-A 5.00%, 07/01/2035	1,740	1,944,417
5.00%, 07/01/2036	1,500	1,659,249
5.00%, 07/01/2037	1,250	1,371,026
5.25%, 07/01/2038	1,200	1,333,816
5.25%, 07/01/2039	1,300	1,437,559
5.25%, 07/01/2040	3,220	3,539,555
5.25%, 07/01/2042	1,140	1,240,907

		12,526,529

North Dakota–0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017-C 5.00%, 06/01/2028	2,000	1,982,674
5.00%, 06/01/2030	3,000	2,973,413

		4,956,087

Ohio–1.1%
American Municipal Power, Inc. (American Municipal Power AMP Fremont Energy Center Revenue) Series 2021 4.00%, 02/15/2036	1,000	1,019,895
Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2037	2,000	1,975,645
4.00%, 06/01/2038	1,000	979,177
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2017-A 5.00%, 08/01/2026	10,000	10,735,952
5.00%, 08/01/2027	8,465	9,270,662
5.00%, 08/01/2028	1,955	2,166,362
Series 2020 5.00%, 12/01/2028	5,400	6,060,342
5.00%, 12/01/2029	1,565	1,783,004
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2026	2,745	2,878,676
5.00%, 02/15/2027	2,710	2,870,047

Schedule of Investments—Diversified Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value
County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017-A 5.00%, 11/01/2031	$1,000	$1,103,409
County of Hamilton OH Sewer System Revenue Series 2019-A 5.00%, 12/01/2034	9,375	10,689,827
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 5.50%, 12/01/2027	695	698,486
6.375%, 12/01/2037	5,000	5,101,836
Hamilton County Convention Facilities Authority Series 2014 5.00%, 12/01/2023	1,230	1,246,434

		58,579,754

Oklahoma–0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2026	1,235	1,242,666
5.00%, 07/01/2028	1,280	1,287,230
Oklahoma Development Finance Authority Series 2022 4.38%, 11/01/2045	4,000	3,840,989
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2022-A 5.50%, 08/15/2037	4,245	4,105,923

		10,476,808

Oregon–0.6%
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014-A 5.00%, 10/01/2024	430	429,388
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020-A 5.00%, 08/15/2030	415	473,287
5.00%, 08/15/2031	1,245	1,408,971
5.00%, 08/15/2033	500	561,206
5.00%, 08/15/2034	875	976,991
5.00%, 08/15/2035	755	834,756
5.00%, 08/15/2036	1,300	1,425,391
Port of Portland OR Airport Revenue Series 2020-T 5.00%, 07/01/2035	4,290	4,726,987
Series 2022-2 4.00%, 07/01/2038	11,255	11,207,924
4.00%, 07/01/2040	7,170	7,023,756

Principal Amount (000)		U.S. $ Value
Salem Hospital Facility Authority (Salem Health Obligated Group) Series 2019 5.00%, 05/15/2038	$2,205	$2,350,963
State of Oregon Department of Administrative Services (State of Oregon Department of Administrative Services COP) Series 2009-D 5.00%, 11/01/2023	10	10,019
Tri-County Metropolitan Transportation District of Oregon Series 2018-A 5.00%, 10/01/2028	2,335	2,595,880

		34,025,519

Other–1.1%
Federal Home Loan Mortgage Corp. Enhanced Receipt Series 2019-A, Class 1 3.87%, 11/15/2035(a)	23,651	22,074,332
Series 2019-C, Class 1 3.87%, 11/15/2035(a)	5,517	5,052,796
Series 2019-D, Class 1 3.87%, 11/15/2035(a)	5,037	4,593,216
Series 2019-E, Class 1 3.87%, 11/15/2035(a)	3,384	3,072,164
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2019-M 2.60%, 09/15/2033(a)	9,475	8,147,708
2.625%, 06/15/2035(a)	9,540	8,087,096
2.65%, 06/15/2035(a)	4,785	4,076,275

		55,103,587

Pennsylvania–7.4%
Allegheny County Airport Authority Series 2021-A 4.00%, 01/01/2038	5,000	4,887,127
4.00%, 01/01/2039	2,235	2,179,756
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2019 5.00%, 07/15/2030	5,290	5,920,436
5.00%, 07/15/2032	6,500	7,247,515
5.00%, 07/15/2033	7,600	8,440,690
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/2023	3,500	3,553,897
Chester County Industrial Development Authority (Collegium Charter School) Series 2022 5.00%, 10/15/2032(a)	1,025	1,008,217
City of Philadelphia PA Series 2017-A 5.00%, 08/01/2027	12,000	13,219,501

34	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
5.00%, 08/01/2028	$12,310	$13,478,814
5.00%, 08/01/2029	9,970	10,928,833
5.00%, 08/01/2030	4,000	4,376,507
5.00%, 08/01/2032	8,010	8,760,587
Series 2019-A 5.00%, 08/01/2026	1,420	1,530,612
Series 2019-B 5.00%, 02/01/2030	1,005	1,141,451
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/2024	7,000	7,241,305
5.00%, 10/01/2025	7,750	8,190,895
5.00%, 10/01/2026	2,675	2,895,087
Commonwealth of Pennsylvania Series 2015 5.00%, 08/15/2023	15,025	15,152,374
Series 2016 5.00%, 09/15/2024	9,575	9,912,699
Series 2017 5.00%, 01/01/2024	1,000	1,017,845
5.00%, 01/01/2026	6,065	6,481,457
5.00%, 01/01/2027	14,415	15,779,371
Geisinger Authority (Geisinger Health System Obligated Group) Series 2020 5.00%, 04/01/2043	2,500	2,770,273
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2025	6,000	6,180,787
AGM Series 2022 4.00%, 07/01/2038	10,000	9,824,017
4.00%, 07/01/2039	10,000	9,735,857
Montgomery County Higher Education and Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2027	2,250	2,271,746
5.00%, 12/01/2032	2,750	2,753,211
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2026	1,400	1,496,734
5.00%, 09/01/2027	1,750	1,906,780
5.00%, 09/01/2028	1,500	1,658,987
5.00%, 09/01/2029	3,000	3,295,235
5.00%, 09/01/2030	3,000	3,284,820
Series 2019 5.00%, 09/01/2030	1,710	1,895,347
5.00%, 09/01/2032	1,200	1,319,669

Principal Amount (000)		U.S. $ Value
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Department of Transportation) Series 2022 5.50%, 06/30/2038	$3,350	$3,661,443
5.50%, 06/30/2039	4,750	5,164,265
5.50%, 06/30/2040	5,000	5,403,747
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 06/30/2026	8,540	8,832,011
5.00%, 12/31/2026	4,500	4,656,999
5.00%, 06/30/2027	12,450	12,867,313
5.00%, 12/31/2027	6,000	6,202,717
5.00%, 06/30/2028	10,790	11,140,171
5.00%, 12/31/2028	8,910	9,197,714
5.00%, 06/30/2042	1,000	1,001,422
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020-A1 5.00%, 04/15/2029	3,000	3,368,251
5.00%, 04/15/2030	1,150	1,306,701
5.00%, 04/15/2031	1,635	1,838,055
Series 2022-C 4.67% (MUNIPSA + 0.70%), 11/15/2047(d)	10,500	10,162,471
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2017 4.00%, 08/15/2042	2,720	2,712,857
Series 2022 4.00%, 08/15/2038	1,065	1,075,200
4.00%, 08/15/2040	1,345	1,349,480
5.00%, 08/15/2029	825	940,270
5.00%, 08/15/2030	750	868,818
Pennsylvania Turnpike Commission Series 2017-B 5.00%, 06/01/2028	7,025	7,632,603
5.00%, 06/01/2030	6,255	6,791,805
Series 2019 5.00%, 12/01/2029	8,000	9,067,158
5.00%, 12/01/2030	5,890	6,688,189
Series 2022-A 5.00%, 12/01/2036	1,000	1,145,903
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2030	1,060	1,105,635
5.00%, 08/01/2040	3,445	3,500,387

Schedule of Investments—Diversified Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value
Philadelphia Authority for Industrial Development (St. Joseph’s University) Series 2020 4.00%, 11/01/2035	$1,700	$1,718,903
4.00%, 11/01/2036	1,510	1,515,299
4.00%, 11/01/2037	1,350	1,344,771
4.00%, 11/01/2038	1,000	992,349
5.00%, 11/01/2027	835	902,136
5.00%, 11/01/2028	1,000	1,093,991
5.00%, 11/01/2029	1,000	1,106,714
5.00%, 11/01/2030	1,750	1,935,240
5.00%, 11/01/2031	1,685	1,861,604
5.00%, 11/01/2032	1,810	1,996,325
5.00%, 11/01/2033	1,750	1,924,680
5.00%, 11/01/2034	2,110	2,308,016
School District of Philadelphia (The) Series 2016-D 5.00%, 09/01/2024	8,360	8,607,749
Series 2016-F 5.00%, 09/01/2023	5,000	5,042,508
5.00%, 09/01/2024	24,200	24,917,169

		386,687,478

Puerto Rico–0.8%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	32	29,667
Zero Coupon, 07/01/2033	1,346	762,414
4.00%, 07/01/2033	1,674	1,505,060
4.00%, 07/01/2035	85	73,859
4.00%, 07/01/2037	73	61,533
4.00%, 07/01/2041	99	80,156
4.00%, 07/01/2046	103	80,132
5.25%, 07/01/2023	1,803	1,805,164
5.375%, 07/01/2025	2,270	2,304,954
5.625%, 07/01/2027	4,709	4,865,273
5.625%, 07/01/2029	2,507	2,617,579
5.75%, 07/01/2031	624	662,168
Commonwealth of Puerto Rico (Commonwealth of Puerto Rico) Series 2022-C 0.00%, 11/01/2043	621	270,209
HTA HRRB Custodial Trust Series 2022 5.50%, 07/01/2031	510	524,231
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2034	5,100	5,065,388
5.25%, 07/01/2036	5,425	5,452,334
5.25%, 07/01/2041	4,260	4,286,562
PR Custodial Trust (PR Custodial Trust) Series 2022 5.50%, 07/01/2029	76	75,486
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	5,150	5,211,375

Principal Amount (000)		U.S. $ Value
Puerto Rico Highway & Transportation Authority Series 2022-B Zero Coupon, 07/01/2032	$1,945	$1,213,194
Puerto Rico Housing Finance Authority (El Mirador LLC) Series 2023 5.00%, 03/01/2027	2,250	2,378,940
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	5,190	4,907,498

		44,233,176

Rhode Island–0.2%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020-A 5.00%, 09/15/2032	2,195	2,451,416
Tobacco Settlement Financing Corp./RI Series 2015-A 5.00%, 06/01/2023	6,635	6,650,641

		9,102,057

South Carolina–1.5%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	48,725	48,808,471
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/2026	3,000	3,150,979
5.00%, 12/01/2027	2,500	2,621,865
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.00%, 06/01/2031(a)	1,445	1,263,058
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2030	1,435	1,510,972
5.00%, 12/01/2034	1,000	1,039,120
Series 2020-A 4.00%, 12/01/2037	1,690	1,673,005
Series 2021-A 4.00%, 12/01/2035	5,475	5,515,306
4.00%, 12/01/2036	10,000	9,969,347
Series 2021-B 5.00%, 12/01/2040	3,000	3,193,476

		78,745,599

36	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
South Dakota–0.1%
South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group) Series 2017 5.00%, 09/01/2029	$3,400	$3,675,265
5.00%, 09/01/2030	3,625	3,908,165

		7,583,430

Tennessee–0.9%
Metropolitan Nashville Airport Authority (The) Series B 5.50%, 07/01/2039	2,500	2,814,759
Tennergy Corp./TN (Royal Bank of Canada) Series 2019-A 5.00%, 02/01/2050	5,445	5,537,498
Tennergy Corp/TN (Goldman Sachs Group, Inc. (The)) Series 2022-A 5.50%, 10/01/2053	21,150	22,453,307
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2023-A 5.00%, 05/01/2053	13,555	13,950,600

		44,756,164

Texas–4.4%
Arlington Higher Education Finance Corp. (Magellan School (The)) Series 2022 6.00%, 06/01/2042(a)	1,000	983,154
Board of Regents of the University of Texas System Series 2022-A 4.00%, 08/15/2042	1,895	1,921,667
Central Texas Turnpike System Series 2015-C 5.00%, 08/15/2025	1,000	1,015,537
City of Austin TX Airport System Revenue Series 2019 5.00%, 11/15/2025	3,200	3,341,093
City of Austin TX Water & Wastewater System Revenue Series 2013-A 5.00%, 11/15/2043 (Pre-refunded/ETM)	10,100	10,127,069
Series 2015-A 5.00%, 11/15/2024	4,730	4,916,136
City of El Paso TX Water & Sewer Revenue Series 2022 5.00%, 03/01/2037	4,275	4,818,149
5.00%, 03/01/2039	3,880	4,311,189

Principal Amount (000)		U.S. $ Value
City of Houston TX Series 2017-A 5.00%, 03/01/2025	$16,370	$17,113,460
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2023	1,800	1,815,671
5.00%, 09/01/2025	2,000	2,046,725
City of Houston TX Airport System Revenue Series 2018-B 5.00%, 07/01/2030	6,160	6,873,744
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	9,135	9,188,146
City of Houston TX Combined Utility System Revenue Series 2014-C 5.00%, 05/15/2023	8,000	8,021,534
5.00%, 05/15/2027	10,785	11,060,283
5.00%, 05/15/2028	6,065	6,222,505
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2035	2,200	2,498,954
5.00%, 02/01/2036	1,875	2,106,686
Dallas Fort Worth International Airport Series 2014-A 5.25%, 11/01/2028	11,585	11,686,006
Denton Independent School District Series 2015 5.00%, 08/15/2024	6,685	6,908,346
Series 2016 5.00%, 08/15/2027	1,220	1,306,014
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group) Series 2021 4.00%, 10/01/2042	5,000	4,966,941
Harris County Hospital District Series 2016 5.00%, 02/15/2027	2,465	2,602,271
Hidalgo County Regional Mobility Authority Series 2022-A 4.00%, 12/01/2038	1,850	1,706,421
4.00%, 12/01/2039	1,000	912,132
5.00%, 12/01/2028	200	208,964
5.00%, 12/01/2029	500	525,678
5.00%, 12/01/2030	500	529,176
5.00%, 12/01/2031	500	531,368
5.00%, 12/01/2032	350	371,139
5.00%, 12/01/2034	750	785,222

Schedule of Investments—Diversified Municipal Portfolio	37

Principal Amount (000)		U.S. $ Value
5.00%, 12/01/2035	$595	$617,153
5.00%, 12/01/2036	1,000	1,028,154
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2026	600	633,676
5.00%, 10/15/2029	600	632,633
5.00%, 10/15/2030	1,000	1,050,787
5.00%, 10/15/2031	1,020	1,068,095
Legacy Denton Public Facility Corp. (LDG Vintage Ranch LP) Series 2022 5.00%, 04/01/2043	15,000	15,570,160
Lower Colorado River Authority (LCRA Transmission Services Corp.) Series 2022 5.00%, 05/15/2039	8,635	9,577,486
5.00%, 05/15/2040	12,345	13,618,332
5.00%, 05/15/2041	6,570	7,215,757
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	10,680	10,420,001
New Hope Cultural Education Facilities Finance Corp. Series 2017-A 5.00%, 04/01/2028 (Pre-refunded/ETM)	1,130	1,236,643
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017-A 5.00%, 08/15/2025	2,500	2,632,117
5.00%, 08/15/2026	2,000	2,152,979
5.00%, 08/15/2028	2,750	3,014,571
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2035	875	800,549
Series 2022 4.00%, 01/01/2032	840	719,723
4.00%, 01/01/2037	1,155	913,952
North Texas Tollway Authority Series 2014 5.00%, 01/01/2024 (Pre-refunded/ETM)	900	915,393
North Texas Tollway Authority (North Texas Tollway System) Series 2014 5.00%, 01/01/2024	1,845	1,876,829
Series 2015-B 5.00%, 01/01/2026	3,200	3,334,504
5.00%, 01/01/2027	2,100	2,189,505

Principal Amount (000)		U.S. $ Value
5.00%, 01/01/2028	$5,975	$6,228,019
Series 2019-B 5.00%, 01/01/2027	2,000	2,177,306
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	1,360	1,094,452
San Antonio Water System Series 2013-E 5.00%, 05/15/2025	3,000	3,008,005
State of Texas Series 2021-B 4.00%, 08/01/2026	2,335	2,416,197
University of Houston Series 2022-A 5.00%, 02/15/2040	1,750	1,950,385

		229,514,743

Utah–0.4%
City of Salt Lake City UT Airport Revenue Series 2021-A 4.00%, 07/01/2041	7,000	6,768,523
5.00%, 07/01/2035	5,000	5,506,190
5.00%, 07/01/2036	5,000	5,455,472
Utah Transit Authority Series 2015-A 5.00%, 06/15/2027 (Pre-refunded/ETM)	2,000	2,112,787
5.00%, 06/15/2028 (Pre-refunded/ETM)	2,150	2,271,245
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015-A 5.00%, 06/15/2026	1,305	1,373,044

		23,487,261

Virginia–0.7%
County of Loudoun VA Series 2020-B 5.00%, 12/01/2024	3,300	3,435,224
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2022 4.00%, 07/01/2030	2,000	2,026,410
4.00%, 01/01/2032	5,030	5,099,485
4.00%, 01/01/2037	7,250	7,040,722
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) Series 2020 5.00%, 01/01/2029	1,400	1,513,104
5.00%, 01/01/2030	1,650	1,793,428
5.00%, 01/01/2031	1,250	1,358,075
5.00%, 01/01/2032	1,500	1,625,366

38	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
5.00%, 01/01/2033	$1,750	$1,892,499
5.00%, 01/01/2034	1,600	1,726,665
5.00%, 01/01/2035	1,570	1,688,043
Virginia Small Business Financing Authority (Pure Salmon Virginia, LLC) Series 2022 3.50%, 11/01/2052	10,000	9,990,761

		39,189,782

Washington–2.9%
Chelan County Public Utility District No. 1 Series 2020-C 5.00%, 07/01/2023	1,005	1,010,023
Energy Northwest (Bonneville Power Administration) Series 2021 4.00%, 07/01/2042	12,825	12,858,515
Port of Seattle WA Series 2015-C 5.00%, 04/01/2023	1,750	1,750,000
Series 2018-A 5.00%, 05/01/2025	8,320	8,666,928
Series 2018-B 5.00%, 05/01/2025	4,695	4,890,773
Series 2019 5.00%, 04/01/2032	1,500	1,650,621
5.00%, 04/01/2033	1,000	1,095,567
Series 2021 4.00%, 08/01/2040	5,750	5,568,117
Spokane County School District No. 81 Spokane Series 2012 3.00%, 12/01/2031	10,000	9,931,749
State of Washington Series 2021-R 5.00%, 08/01/2024	10,220	10,551,259
Washington Economic Development Finance Authority (Mura Cascade ELP LLC) Series 2022 3.90%, 12/01/2042(a)	31,200	31,205,922
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2015-B 5.00%, 08/15/2028	8,590	8,956,924
5.00%, 08/15/2029	16,560	17,247,079
5.00%, 08/15/2030	6,400	6,660,033
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2025	2,000	2,067,569

Principal Amount (000)		U.S. $ Value
5.00%, 08/15/2027	$2,175	$2,319,994
5.00%, 08/15/2028	3,700	3,936,506
5.00%, 08/15/2030	8,005	8,510,051
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	10,600	10,124,848

		149,002,478

West Virginia–0.3%
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	16,125	14,573,449

Wisconsin–2.8%
DeForest Area School District/WI Series 2020 5.00%, 04/01/2024	1,810	1,852,445
State of Wisconsin Series 2019-A 5.00%, 05/01/2025 (Pre-refunded/ETM)	9,000	9,453,287
5.00%, 05/01/2027 (Pre-refunded/ETM)	12,500	13,800,587
5.00%, 05/01/2028 (Pre-refunded/ETM)	12,000	13,248,564
Series 2021-2 5.00%, 05/01/2025	12,000	12,621,823
Series 2023-1 5.00%, 05/01/2024	3,170	3,252,776
UMA Education, Inc. Series 2019 5.00%, 10/01/2023(a)	895	896,929
5.00%, 10/01/2025(a)	3,360	3,376,372
5.00%, 10/01/2026(a)	3,605	3,624,459
5.00%, 10/01/2027(a)	3,720	3,736,305
5.00%, 10/01/2028(a)	3,525	3,533,368
5.00%, 10/01/2029(a)	835	835,454
Wisconsin Center District AGM Series 2020-C Zero Coupon, 12/15/2028	1,075	897,291
Zero Coupon, 12/15/2030	2,140	1,648,072
Zero Coupon, 12/15/2032	2,800	1,976,816
Zero Coupon, 12/15/2034	2,500	1,594,862
Wisconsin Department of Transportation (Wisconsin Department of Transportation Vehicle Fee Revenue) Series 2024-1 5.00%, 07/01/2029(e)	2,520	2,775,761
5.00%, 07/01/2031(e)	7,100	8,052,860

Schedule of Investments—Diversified Municipal Portfolio	39

Principal Amount (000)		U.S. $ Value
Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group) Series 2022 4.15% (MUNIPSA + 0.18%), 08/15/2054(d)	$4,000	$3,869,795
Series 2023 5.00%, 08/15/2054	5,000	5,340,373
Wisconsin Health & Educational Facilities Authority (Gundersen Lutheran Obligated Group) Series 2021 4.00%, 10/15/2034	2,500	2,617,844
4.00%, 10/15/2035	1,000	1,037,276
Wisconsin Public Finance Authority Series 2022 5.00%, 02/01/2042	2,000	2,034,221
5.50%, 02/01/2042(a)	6,955	6,890,590
Wisconsin Public Finance Authority (Carmelite System, Inc. Obligated Group (The)) Series 2020 5.00%, 01/01/2040	3,750	3,658,351
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	1,000	1,003,755
Wisconsin Public Finance Authority (Duke Energy Progress LLC) Series 2022 3.30%, 10/01/2046	5,315	5,379,206
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042	6,000	6,115,409
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2020 3.00%, 04/01/2025(a)	185	177,730
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 2.75%, 06/01/2026(a)	2,510	2,418,624
Series 2021-B 2.25%, 06/01/2027(a)	1,420	1,276,951
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2021 4.00%, 02/01/2035	615	603,863
4.00%, 02/01/2036	3,335	3,262,219
4.00%, 02/01/2038	3,575	3,415,361
4.00%, 02/01/2040	3,945	3,712,888

Principal Amount (000)		U.S. $ Value
Series 2022 5.00%, 02/01/2031	$3,375	$3,676,951
5.00%, 02/01/2032	2,545	2,767,155
WPPI Energy Series 2014-A 5.00%, 07/01/2029	1,000	1,022,507

		147,459,100

Total Long-Term Municipal Bonds (cost $4,813,022,581)		4,688,082,362

Short-Term Municipal Notes–5.4%
District of Columbia–0.2%
District of Columbia (Carnegie Endowment for International Peace) Series 2010 3.95%, 11/01/2045(f)	8,020	8,020,000
District of Columbia (Georgetown University (The)) Series 2016 3.85%, 04/01/2041(f)	3,825	3,825,000

		11,845,000

Florida–0.3%
County of Palm Beach FL (Raymond F Kravis Center for the Performing Arts, Inc. (The)) Series 2002 3.98%, 07/01/2032(f)	1,920	1,920,000
Florida Gulf Coast University Financing Corp. Series 2009-A 3.95%, 02/01/2039(f)	1,540	1,540,000
Florida Keys Aqueduct Authority Series 2013 3.96%, 09/01/2035(f)	1,045	1,045,000
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2010 4.00%, 06/01/2048(f)	7,900	7,900,000
Orange County Health Facilities Authority (Nemours Foundation/Florida) Series 2017-C 3.78%, 01/01/2037(f)	5,180	5,180,000

		17,585,000

Hawaii–0.1%
Hawaii Housing Finance & Development Corp. (Ho’olehua Housing LP) Series 2008 3.97%, 12/01/2041(f)	3,640	3,640,000

40	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Illinois–0.4%
Illinois Development Finance Authority (American College of Surgeons) Series 1996 3.93%, 08/01/2026(f)	$672	$672,000
Illinois Development Finance Authority (McCormick Theological Seminary) Series 2001B 3.93%, 06/01/2035(f)	585	585,000
Illinois Educational Facilities Authority (Lincoln Park Society (The)) Series 1999 4.06%, 01/01/2029(f)	100	100,000
Illinois Housing Development Authority (Steadfast Foxview LP) Series 2008 3.96%, 01/01/2041(f)	14,500	14,500,000
Village of Brookfield IL (Chicago Zoological Society (The)) Series 2008 3.93%, 06/01/2038(f)	6,165	6,165,000

		22,022,000

Indiana–0.1%
Indiana Municipal Power Agency Series 2019-B 3.80%, 01/01/2042(f)	5,765	5,765,000

Iowa–0.1%
Iowa Finance Authority (Iowa Health System Obligated Group) Series 2018 3.60%, 02/15/2041(f)	6,425	6,425,000

Kentucky–0.3%
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016-A 4.02%, 10/01/2039(f)	12,485	12,485,000

Louisiana–0.1%
Louisiana Public Facilities Authority (Coca-Cola Bottling Co. United-Gulf Coast LLC) Series 2013 3.90%, 04/02/2023(f)	2,265	2,265,000

Maryland–0.1%
Maryland Health & Higher Educational Facilities Authority Series 2014-A 4.08%, 04/01/2035(f)	3,600	3,600,000

Principal Amount (000)		U.S. $ Value
Montgomery County Housing Opportunities Commission Series 2011-A 3.95%, 01/01/2049(f)	$1,825	$1,825,000

		5,425,000

Michigan–0.3%
Grand Valley State University Series 2019-B 3.95%, 12/01/2031(f)	16,095	16,095,000
Oakland University Series 2010 4.00%, 03/01/2031(f)	750	750,000

		16,845,000

Minnesota–0.6%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2018 3.95%, 11/15/2048(f)	4,500	4,500,000
City of Minneapolis MN (One Ten Grant LP) Series 1989 3.95%, 09/01/2026(f)	835	835,000
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) Series 2008 3.85%, 11/15/2034(f)	9,100	9,100,000
3.90%, 11/15/2034(f)	17,800	17,800,000
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Allina Health Obligated Group) Series 2009-C 3.90%, 11/15/2035(f)	1,000	1,000,000

		33,235,000

Nevada–0.7%
County of Clark Department of Aviation Series 2008-D 4.00%, 07/01/2029(f)	26,945	26,945,000
Series 2014-D 4.03%, 07/01/2040(f)	6,815	6,815,000

		33,760,000

New Jersey–0.7%
New Jersey Health Care Facilities Financing Authority Series 2017 3.95%, 07/01/2035(f)	2,995	2,995,000
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008-B 3.88%, 07/01/2036(f)	15,730	15,730,000
Series 2008-C 3.88%, 07/01/2036(f)	16,050	16,050,000

		34,775,000

Schedule of Investments—Diversified Municipal Portfolio	41

Principal Amount (000)		U.S. $ Value
New York–0.4%
New York City Housing Development Corp. Series 2008 4.00%, 04/15/2035(f)	$300	$300,000
New York State Housing Finance Agency (8 East 102nd Street LLC) Series 2012 3.97%, 05/01/2044(f)	21,910	21,910,000

		22,210,000

North Carolina–0.0%
Durham County Industrial Facilities & Pollution Control Financing Authority (Research Triangle Institute) Series 2022 3.95%, 09/01/2037(f)	1,100	1,100,000

Ohio–0.1%
Columbus Regional Airport Authority Series 2006 3.93%, 12/01/2036(f)	7,225	7,225,000

Oregon–0.1%
Oregon State Facilities Authority (PeaceHealth Obligated Group) Series 2018-A 3.80%, 08/01/2034(f)	2,200	2,200,000

Pennsylvania–0.3%
Emmaus General Authority Series 2008-D 4.00%, 03/01/2024(f)	700	700,000
Series 2008-E 4.00%, 03/01/2024(f)	1,000	1,000,000
Haverford Township School District Series 2009 3.95%, 03/01/2030(f)	2,115	2,115,000
Philadelphia Gas Works Co. Series 2020-D 3.95%, 08/01/2031(f)	10,950	10,950,000

		14,765,000

Rhode Island–0.1%
Rhode Island Health and Educational Building Corp. (Roger Williams University) Series 2012-B 3.92%, 11/15/2038(f)	5,120	5,120,000

Tennessee–0.1%
Greeneville Health & Educational Facilities Board (Ballad Health Obligated Group) Series 2018-B 3.90%, 07/01/2045(f)	4,960	4,960,000

Principal Amount (000)		U.S. $ Value
Texas–0.0%
Tarrant County Housing Finance Corp. (One Oaklake VIII LLC) Series 2003 4.03%, 02/15/2036(f)	$270	$270,000

Vermont–0.1%
Vermont Educational & Health Buildings Financing Agency (University of Vermont Health Network Obligated Group) Series 2008 4.00%, 12/01/2030(f)	4,330	4,330,000

Washington–0.2%
Washington State Housing Finance Commission (Bitter Lake Village Associates 2 LP) Series 2009 3.98%, 12/15/2044(f)	3,025	3,025,000
Washington State Housing Finance Commission (Redmond Ridge Apartments LLC) Series 2017 3.99%, 11/01/2047(f)	7,440	7,440,000

		10,465,000

West Virginia–0.0%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2018 3.93%, 06/01/2034(f)	635	635,000

Wisconsin–0.0%
Wisconsin Health & Educational Facilities Authority (Medical College of Wisconsin, Inc.) Series 2008-B 1.57%, 12/01/2033(f)	1,175	1,175,000

Total Short-Term Municipal Notes (cost $280,527,000)		280,527,000

Total Municipal Obligations (cost $5,093,549,581)		4,968,609,362

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.8%
Agency CMBS–1.0%
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	10,451	10,493,181
Series 2021-1, Class A 3.50%, 11/20/2035	3,397	3,234,891
Series 2021-2, Class A 3.75%, 03/25/2035	16,199	16,066,398

42	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2021-2, Class X 0.841%, 03/25/2035(g)	$9,817	$525,065
Series 2021-3, Class A 3.25%, 08/20/2036	3,919	3,593,787
Series 2021-3, Class X 0.764%, 08/20/2036(g)	8,009	436,835
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class ACA 2.046%, 06/25/2038	1,961	1,516,668
Series 2021-ML10, Class AUS 2.032%, 01/25/2038	4,907	3,788,765
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2021-ML12, Class AUS 2.34%, 07/25/2041(a)	7,413	5,854,782
Series 2022-ML13, Class XCA 0.953%, 07/25/2036(g)	2,083	122,850
Series 2022-ML13, Class XUS 0.983%, 09/25/2036(g)	3,779	270,287
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	4,867	4,560,824
Series 2021-1, Class X 0.725%, 12/20/2035(g)	3,212	158,003

		50,622,336

Non-Agency Fixed Rate CMBS–0.8%
National Finance Authority Series 2022-2, Class X 0.62%, 10/01/2036(g)	9,940	508,200
New Hampshire Business Finance Authority Series 2022-1, Class A 4.375%, 09/20/2036	24,767	24,522,184
Series 2020-1, Class A 4.125%, 01/20/2034	9,100	9,070,835
Series 2022-2, Class A 4.00%, 10/20/2036	9,940	9,510,691

		43,611,910

Total Commercial Mortgage-Backed Securities (cost $104,204,416)		94,234,246

CORPORATES–INVESTMENT GRADE–1.0%

Industrial–1.0%
Consumer Cyclical–Automotive–0.2%
General Motors Financial Co., Inc. 5.69% (SOFR + 1.30%), 04/07/2025(d)	10,000	9,928,900

Consumer Non-Cyclical–0.8%
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	5,835	5,276,065
1.777%, 11/15/2030	5,000	4,052,400

Principal Amount (000)		U.S. $ Value
CommonSpirit Health 1.547%, 10/01/2025	$4,513	$4,148,124
Hackensack Meridian Health, Inc. Series 2020 2.675%, 09/01/2041	7,000	4,997,160
Novant Health, Inc. 2.637%, 11/01/2036	19,100	15,097,977
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	10,000	7,474,200
Sutter Health Series 20A 3.161%, 08/15/2040	4,000	3,057,000

		44,102,926

Total Corporates–Investment Grade (cost $65,332,888)		54,031,826

CORPORATES–NON-INVESTMENT GRADE–0.4%

Industrial–0.4%
Communications–Media–0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)	7,730	5,987,426

Consumer Non-Cyclical–0.1%
Medline Borrower LP 3.875%, 04/01/2029(a)	6,500	5,639,725

Transportation–Airlines–0.2%
United Airlines, Inc. 4.375%, 04/15/2026(a)	5,000	4,794,500
4.625%, 04/15/2029(a)	2,300	2,080,143

		6,874,643

Total Corporates–Non-Investment Grade (cost $21,527,998)		18,501,794

ASSET-BACKED SECURITIES–0.4%
Autos–Fixed Rate–0.4%
Flagship Credit Auto Trust Series 2023-1, Class A2 5.38%, 12/15/2026(a)	2,250	2,243,702
Foursight Capital Automobile Receivables Trust Series 2023-1, Class A2 5.43%, 10/15/2026(a)	1,350	1,343,871
LAD Auto Receivables Trust Series 2023-1A, Class A2 5.68%, 10/15/2026(a)	2,000	1,996,897
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)	10,000	10,011,222
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(a)	2,668	2,666,698

Total Asset-Backed Securities (cost $18,266,126)		18,262,390

Schedule of Investments—Diversified Municipal Portfolio	43

Principal Amount (000)		U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS–0.0%
Risk Share Floating Rate–0.0%
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2 8.495% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(d)	$813	$816,689
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 9.095% (LIBOR 1 Month + 4.25%), 11/25/2023(d)	223	226,004
Series 2014-DN3, Class M3 8.845% (LIBOR 1 Month + 4.00%), 08/25/2024(d)	45	45,546
Series 2015-DNA1, Class M3 8.145% (LIBOR 1 Month + 3.30%), 10/25/2027(d)	157	158,836
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 7.745% (LIBOR 1 Month + 2.90%), 07/25/2024(d)	286	288,350
Series 2014-C04, Class 1M2 9.745% (LIBOR 1 Month + 4.90%), 11/25/2024(d)	145	151,039

Principal Amount (000)		U.S. $ Value
Series 2015-C02, Class 1M2 8.845% (LIBOR 1 Month + 4.00%), 05/25/2025(d)	$246	$254,621
Series 2016-C01, Class 1M2 11.595% (LIBOR 1 Month + 6.75%), 08/25/2028(d)	335	357,866
Series 2016-C03, Class 1M2 10.145% (LIBOR 1 Month + 5.30%), 10/25/2028(d)	141	149,477

Total Collateralized Mortgage Obligations (cost $2,130,038)		2,448,428

SHORT-TERM INVESTMENTS–0.2%
Commercial Paper–0.2%
Harris County Cultural Education Facilities Finance Corp. Series B-2 3.00%, 05/02/2023 (cost $11,800,000)	11,800	11,786,910

Total Investments—98.9% (cost $5,316,811,047)		5,167,874,956

Other assets less liabilities—1.1%		56,183,641

Net Assets—100.0%		$5,224,058,597

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 40, 5 Year Index, 06/20/2028*	(5.00)%	Quarterly	4.63%	USD	51,940	$(879,564)	$(114,029)	$(765,535)

* Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	25,420	01/15/2025	2.565%	CPI#	Maturity	$2,378,983	$—	$2,378,983
USD	15,240	01/15/2025	4.028%	CPI#	Maturity	514,338	—	514,338
USD	12,710	01/15/2025	2.585%	CPI#	Maturity	1,179,308	—	1,179,308
USD	12,710	01/15/2025	2.613%	CPI#	Maturity	1,165,295	—	1,165,295
USD	52,790	01/15/2026	CPI#	3.720%	Maturity	(1,783,190)	—	(1,783,190)
USD	40,000	01/15/2027	CPI#	3.320%	Maturity	(1,877,862)	—	(1,877,862)
USD	39,500	01/15/2027	CPI#	3.466%	Maturity	(1,496,456)	(40,739)	(1,455,717)
USD	31,450	01/15/2027	CPI#	3.323%	Maturity	(1,470,633)	—	(1,470,633)

44	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	87,590	01/15/2028	1.230%	CPI#	Maturity	$16,176,890	$—	$16,176,890
USD	87,240	01/15/2028	0.735%	CPI#	Maturity	19,259,902	—	19,259,902
USD	94,820	01/15/2029	CPI#	3.290%	Maturity	(3,456,846)	—	(3,456,846)
USD	40,500	01/15/2029	CPI#	3.735%	Maturity	41,194	—	41,194
USD	16,275	01/15/2030	1.572%	CPI#	Maturity	2,898,240	—	2,898,240
USD	16,275	01/15/2030	1.587%	CPI#	Maturity	2,875,667	—	2,875,667
USD	23,500	01/15/2031	2.782%	CPI#	Maturity	1,729,235	—	1,729,235
USD	22,000	01/15/2031	2.680%	CPI#	Maturity	1,841,674	—	1,841,674
USD	19,200	01/15/2031	2.989%	CPI#	Maturity	1,013,786	—	1,013,786
USD	20,800	01/15/2032	CPI#	3.064%	Maturity	(808,248)	—	(808,248)
USD	18,300	04/15/2032	CPI#	2.909%	Maturity	(950,695)	—	(950,695)

						$39,230,582	$(40,739)	$39,271,321

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	20,000	01/15/2027	1 Day SOFR	3.389%	Annual	$(154,187)	$—	$(154,187)
USD	136,500	04/15/2032	2.569%	1 Day SOFR	Annual	7,210,497	—	7,210,497
USD	38,200	04/15/2032	2.632%	1 Day SOFR	Annual	1,807,476	—	1,807,476
USD	11,000	04/15/2032	3.082%	1 Day SOFR	Annual	129,846	—	129,846
USD	6,000	04/15/2032	3.069%	1 Day SOFR	Annual	77,266	—	77,266

						$9,070,898	$—	$9,070,898

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	289	$(61,259)	$(26,686)	$(34,573)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	961	(203,428)	(114,328)	(89,100)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	64	(13,586)	(7,405)	(6,181)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	159	(33,602)	(14,773)	(18,829)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,956	(414,134)	(224,222)	(189,912)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,977	(418,623)	(184,270)	(234,353)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,974	(629,814)	(270,111)	(359,703)

Schedule of Investments—Diversified Municipal Portfolio	45

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	371	$(78,484)	$(43,924)	$(34,560)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,578	(545,872)	(227,234)	(318,638)

						$(2,398,802)	$(1,112,953)	$(1,285,849)

* Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank, NA	USD	57,160	10/09/2029	1.125%	SIFMA*	Quarterly	$5,522,862	$—	$5,522,862

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2023, the aggregate market value of these securities amounted to $312,007,071 or 6.0% of net assets.
(b)	Non-income producing security.
(c)	Defaulted.
(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2023.
(e)	When-Issued or delayed delivery security.
(f)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(g)	IO—Interest Only.

As of March 31, 2023, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.7% and 0.0%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-

Backed Index

CDX-NAHY—North American High Yield Credit Default Swap

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

CPI—Consumer Price Index

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

MUNIPSA—SIFMA Municipal Swap Index

NATL—National Interstate Corporation

OSF—Order of St. Francis

SOFR—Secured Overnight Financing Rate

UPMC—University of Pittsburgh Medical Center

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

46	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

March 31, 2023 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.0%

Long-Term Municipal Bonds–87.8%
New York–71.4%
Albany County Airport Authority Series 2020-B 5.00%, 12/15/2023	$1,050	$1,060,845
5.00%, 12/15/2024	855	877,235
5.00%, 12/15/2025	855	891,886
5.00%, 12/15/2026	855	905,647
Broome County Local Development Corp. (United Health Services Hospitals Obligated Group) AGM Series 2020 3.00%, 04/01/2035	2,220	2,010,400
3.00%, 04/01/2036	2,000	1,770,812
3.00%, 04/01/2037	1,500	1,298,798
4.00%, 04/01/2034	725	752,134
4.00%, 04/01/2038	1,400	1,391,164
4.00%, 04/01/2039	1,400	1,376,275
4.00%, 04/01/2040	1,500	1,464,423
5.00%, 04/01/2032	2,000	2,211,011
5.00%, 04/01/2033	1,000	1,103,224
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 07/01/2023	1,000	996,306
Build NYC Resource Corp. (East Harlem Scholars Academy Charter School Obligated Group) Series 2022 5.00%, 06/01/2032(a)	375	380,609
5.75%, 06/01/2042(a)	1,855	1,906,264
Build NYC Resource Corp. (Grand Concourse Acadmey Charter School) Series 2022 5.00%, 07/01/2042	550	561,365
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2036(a)	1,050	1,034,024
5.00%, 06/01/2041(a)	800	756,123
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/2023	1,585	1,573,900
5.00%, 11/01/2025	1,750	1,705,083
5.25%, 11/01/2029	2,100	2,030,826

Principal Amount (000)		U.S. $ Value
Build NYC Resource Corp. (NEW World Preparatory Charter School) Series 2021 4.00%, 06/15/2041	$525	$431,964
City of New York NY Series 2017-1 5.00%, 08/01/2025	1,365	1,446,875
Series 2017-C 5.00%, 08/01/2023	1,075	1,083,483
5.00%, 08/01/2024	1,260	1,300,339
Series 2018-A 5.00%, 08/01/2026	7,690	8,353,063
Series 2018-D 5.00%, 12/01/2038	9,665	10,575,987
Series 2020-C 5.00%, 08/01/2038	4,960	5,557,032
Series 2021 1.396%, 08/01/2027	4,950	4,369,029
Series 2021-D 1.216%, 08/01/2026	6,000	5,411,426
1.623%, 08/01/2028	4,000	3,472,366
Series 2022-B 5.00%, 08/01/2024	2,405	2,481,996
County of Albany NY Series 2020-C 5.00%, 11/01/2023	1,515	1,536,544
County of Nassau NY Series 2014-A 5.00%, 04/01/2025 (Pre-refunded/ETM)	10,190	10,436,023
Series 2017-C 5.00%, 10/01/2026	8,920	9,700,629
5.00%, 10/01/2027	13,200	14,675,528
County of Suffolk NY Series 2022 5.00%, 09/01/2029	1,770	2,041,371
Dutchess County Local Development Corp. (Bard College) Series 2020-A 5.00%, 07/01/2040(a)	2,400	2,451,481
Series 2020-B 5.918%, 07/01/2039	4,940	4,737,291
Dutchess County Local Development Corp. (Nuvance Health Obligated Group) Series 2016-B 5.00%, 07/01/2032	4,795	4,982,529
Hempstead Town Local Development Corp. (Evergreen Charter School, Inc.) Series A 5.25%, 06/15/2042	4,000	4,002,565
Hudson Yards Infrastructure Corp. Series 2017-A 5.00%, 02/15/2031	17,060	18,468,069

Schedule of Investments—New York Municipal Portfolio	47

Principal Amount (000)		U.S. $ Value
5.00%, 02/15/2032	$5,590	$6,040,422
Series 2021 4.00%, 02/15/2040	5,000	5,034,518
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2019 5.25%, 01/01/2024(b)(c)(d)(e)	1,250	250,000
Long Island Power Authority Series 2019-B 1.65%, 09/01/2049	9,535	9,303,918
Metropolitan Transportation Authority Series 2016-D 5.00%, 11/15/2027	1,210	1,279,716
Series 2017-B 5.00%, 11/15/2027	5,050	5,409,732
5.00%, 11/15/2028	4,020	4,348,754
Series 2017-C 5.00%, 11/15/2027	9,140	9,791,080
5.00%, 11/15/2028	7,400	7,988,098
5.00%, 11/15/2029	1,790	1,929,554
5.00%, 11/15/2031	39,900	42,873,743
Series 2021 3.666% (SOFR + 0.43%), 11/01/2026(f)	1,655	1,635,743
AGM Series 2021 3.786% (SOFR + 0.55%), 11/01/2032(f)	3,000	2,989,364
4.043% (SOFR + 0.80%), 11/01/2032(f)	3,715	3,639,862
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2017-A 5.00%, 11/15/2031	2,060	2,248,636
Series 2022-A 4.00%, 11/15/2038	11,605	11,794,250
Monroe County Industrial Development Corp./NY (Academy of Health Sciences Charter School) Series 2022 5.00%, 07/01/2032(a)	250	244,734
5.625%, 07/01/2042(a)	2,000	1,949,364
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) Series 2020 5.00%, 12/01/2024	510	523,184
5.00%, 12/01/2028	1,210	1,303,200
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) Series 2019 4.00%, 01/01/2030	2,455	2,193,380

Principal Amount (000)		U.S. $ Value
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 07/01/2024	$4,550	$4,647,377
New York City Housing Development Corp. Series 2013-A 5.00%, 07/01/2025 (Pre-refunded/ETM)	2,000	2,011,127
New York City Municipal Water Finance Authority Series 2014-D 5.00%, 06/15/2029	3,000	3,083,216
Series 2015-F 5.00%, 06/15/2028	1,845	1,941,605
Series 2015-G 5.00%, 06/15/2028	11,465	12,065,312
Series 2017 5.00%, 06/15/2038	3,725	4,012,542
Series 2017-E 5.00%, 06/15/2037	1,795	1,937,224
Series 2018-AA 5.00%, 06/15/2024	8,280	8,521,568
Series 2019-F 5.00%, 06/15/2040	6,190	6,772,737
Series 2021-B 4.00%, 06/15/2039	2,000	2,031,379
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2031	2,065	2,321,938
5.00%, 07/15/2032	16,090	18,077,892
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2013-I 5.00%, 05/01/2042 (Pre-refunded/ETM)	27,990	28,039,131
Series 2014-A 5.00%, 08/01/2027	1,655	1,709,302
5.00%, 08/01/2029	5,000	5,160,739
Series 2014-C 5.00%, 11/01/2026	6,345	6,510,683
Series 2014-D1 5.00%, 02/01/2028	7,110	7,256,959
5.00%, 02/01/2029	2,425	2,473,120
Series 2015-C 5.00%, 11/01/2026	20,000	20,949,320
Series 2016-B 5.00%, 08/01/2031	2,200	2,382,343
Series 2017-F 5.00%, 05/01/2032	1,220	1,333,444

48	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2020 5.00%, 11/01/2027	$2,580	$2,887,861
Series 2021-A 5.00%, 11/01/2023 (Pre-refunded/ETM)	185	187,407
5.00%, 11/01/2023	6,585	6,674,096
Series 2022 4.00%, 02/01/2040	2,220	2,220,458
4.00%, 02/01/2041	14,250	14,227,362
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.375%, 11/15/2040(a)	2,000	1,991,988
7.25%, 11/15/2044(a)	1,000	1,012,129
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	20,000	18,315,346
2.625%, 09/15/2069	22,240	20,371,389
2.80%, 09/15/2069	6,470	5,924,325
New York Liberty Development Corp. (Port Authority of New York & New Jersey) Series 2021-1 3.00%, 02/15/2042	20,000	15,966,296
New York State Dormitory Authority Series 2014 5.00%, 02/15/2029 (Pre-refunded/ETM)	40	40,810
Series 2017 5.00%, 02/15/2025 (Pre-refunded/ETM)	2,775	2,901,836
Series 2020-A 5.00%, 03/15/2024 (Pre-refunded/ETM)	6,475	6,624,300
Series 2021 1.187%, 03/15/2026 (Pre-refunded/ETM)	5,500	5,026,584
AGM Series 2020 5.00%, 10/01/2026 (Pre-refunded/ETM)	5	5,446
5.00%, 10/01/2029 (Pre-refunded/ETM)	5	5,685
New York State Dormitory Authority (Catholic Health System Obligated Group) Series 2019 5.00%, 07/01/2036	1,000	838,983
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2023(a)	1,400	1,405,582
5.00%, 12/01/2024(a)	1,700	1,718,726
5.00%, 12/01/2026(a)	1,500	1,538,382
5.00%, 12/01/2034(a)	2,700	2,696,257

Principal Amount (000)		U.S. $ Value
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015-A 5.00%, 07/01/2026	$3,745	$3,905,650
New York State Dormitory Authority (Iona College) Series 2022-2 5.00%, 07/01/2024	555	565,654
5.00%, 07/01/2026	620	652,614
5.00%, 07/01/2027	325	346,997
5.00%, 07/01/2029	500	546,094
5.00%, 07/01/2030	300	330,384
5.00%, 07/01/2031	320	355,291
5.00%, 07/01/2032	280	312,750
New York State Dormitory Authority (New York State Dormitory Authority Lease) AGM Series 2020 5.00%, 10/01/2026	3,045	3,298,712
5.00%, 10/01/2029	2,130	2,413,844
New York State Dormitory Authority (New York University) Series 2015-A 5.00%, 07/01/2023	2,040	2,051,991
Series 2019-A 5.00%, 07/01/2032	2,975	3,440,090
New York State Dormitory Authority (Northwell Health Obligated Group) Series 2022 4.00%, 05/01/2039	2,500	2,486,447
4.00%, 05/01/2040	6,000	5,921,903
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020-A 5.00%, 07/01/2023	1,000	1,005,242
5.00%, 07/01/2026	1,000	1,084,341
New York State Dormitory Authority (St. John’s University/NY) Series 2015-A 5.00%, 07/01/2024	1,130	1,159,332
Series 2021-A 4.00%, 07/01/2031	1,400	1,533,587
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014 5.00%, 02/15/2029	11,415	11,656,088
Series 2014-A 5.00%, 02/15/2028	2,400	2,449,029
Series 2014-C 5.00%, 03/15/2028	12,485	12,774,085
5.00%, 03/15/2029	2,010	2,056,160
Series 2021-A 4.00%, 03/15/2039	1,000	1,006,352
Series 2021-E 4.00%, 03/15/2037	4,645	4,758,939

Schedule of Investments—New York Municipal Portfolio	49

Principal Amount (000)		U.S. $ Value
Series 2022-A 4.00%, 03/15/2039	$2,000	$2,014,048
4.00%, 03/15/2040	2,000	2,003,459
New York State Dormitory Authority (Wagner College) Series 2022 5.00%, 07/01/2037	1,000	1,037,404
5.00%, 07/01/2039	1,500	1,537,158
5.00%, 07/01/2042	1,630	1,649,206
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2019-B 5.00%, 06/15/2027	445	496,056
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014-J 5.00%, 01/01/2026	18,900	19,157,550
5.00%, 01/01/2027	15,000	15,209,938
Series 2014-K 5.00%, 01/01/2026	1,310	1,358,772
5.00%, 01/01/2028	3,070	3,189,617
Series 2019-M 2.90%, 01/01/2035	8,775	7,434,014
New York State Thruway Authority (State of New York Pers Income Tax) Series 2022-A 5.00%, 03/15/2039	7,250	8,258,406
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016-A 5.00%, 03/15/2028	5,010	5,385,440
Series 2020-E 4.00%, 03/15/2043	4,650	4,617,467
Series 2022 5.00%, 09/15/2029	6,830	7,949,141
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2026	1,395	1,395,924
Series 2021 2.25%, 08/01/2026	1,625	1,511,299
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027	2,165	2,237,804
5.00%, 01/01/2030	24,485	25,504,475
5.00%, 01/01/2032	2,355	2,440,261
5.00%, 01/01/2036	2,000	2,021,706

Principal Amount (000)		U.S. $ Value
New York Transportation Development Corp. (Empire State Thruway Partners LLC) Series 2021 4.00%, 10/31/2034	$500	$495,645
4.00%, 10/31/2041	2,075	1,876,620
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2020 5.00%, 12/01/2027	2,210	2,360,133
5.00%, 12/01/2030	1,010	1,109,387
5.00%, 12/01/2031	400	437,450
5.00%, 12/01/2032	1,035	1,126,054
5.00%, 12/01/2036	1,050	1,108,762
Series 2022 4.00%, 12/01/2042	1,000	914,454
5.00%, 12/01/2031	2,035	2,246,801
5.00%, 12/01/2039	2,765	2,910,701
5.00%, 12/01/2040	2,635	2,756,767
5.00%, 12/01/2041	3,670	3,820,357
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.25%, 01/01/2050	2,535	2,542,112
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-A 4.75%, 11/01/2042(a)	1,000	848,933
Series 2018-B 3.50%, 11/01/2024(a)	3,400	3,316,066
Niagara Falls City School District Series 2016 5.00%, 06/15/2024	4,055	4,147,187
5.00%, 06/15/2025	3,660	3,818,085
Oneida City School District Series 2022-B 3.50%, 07/07/2023	3,925	3,932,483
Onondaga Civic Development Corp. (Le Moyne College) Series 2022 4.00%, 07/01/2034	300	300,519
4.00%, 07/01/2036	350	341,663
4.00%, 07/01/2039	450	425,439
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2023	10,480	10,602,165
Series 2014 5.00%, 09/01/2023	5,080	5,116,757
5.00%, 09/01/2027	7,500	7,689,812
Series 2014-1 5.00%, 10/15/2023	3,455	3,487,597
Series 2015 5.00%, 10/15/2023	5,850	5,905,194

50	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
5.00%, 10/15/2026	$8,405	$8,755,366
Series 2017 5.00%, 10/15/2028	6,925	7,433,848
Series 2018-2 5.00%, 09/15/2025	3,040	3,161,003
5.00%, 09/15/2027	9,340	10,030,395
Series 2019 5.00%, 11/01/2035	3,135	3,446,293
5.00%, 11/01/2036	5,365	5,847,528
Series 2020-2 5.00%, 07/15/2033	3,000	3,385,391
5.00%, 07/15/2034	10,195	11,441,713
5.00%, 07/15/2035	5,095	5,659,611
Series 2021-2 5.00%, 10/15/2023	2,750	2,775,946
Sales Tax Asset Receivable Corp. Series 2014-A 5.00%, 10/15/2025 (Pre-refunded/ETM)	6,075	6,302,728
5.00%, 10/15/2026 (Pre-refunded/ETM)	7,065	7,329,839
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) Series 2020 5.00%, 12/01/2029	500	508,920
5.00%, 12/01/2034	1,000	1,004,430
Suffolk Tobacco Asset Securitization Corp. Series 2021 0.45%, 06/01/2031	410	406,517
4.00%, 06/01/2035	2,300	2,280,517
4.00%, 06/01/2036	2,425	2,374,401
4.00%, 06/01/2037	1,170	1,135,287
4.00%, 06/01/2050	2,500	2,447,125
5.00%, 06/01/2034	2,275	2,449,670
Town of Oyster Bay NY Series 2023 5.00%, 03/08/2024	4,650	4,748,825
Triborough Bridge & Tunnel Authority Series 2013-A 5.00%, 11/15/2028 (Pre-refunded/ETM)	5,000	5,013,633
Series 2021-A 5.00%, 11/01/2025	2,535	2,691,216
Series 2021-B 3.623% (SOFR + 0.38%), 01/01/2032(f)	5,040	5,001,160
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021 5.00%, 05/15/2050	15,035	16,000,285
Series 2021-A 2.00%, 05/15/2045	9,185	9,043,832
2.511%, 05/15/2035	10,000	7,997,084

Principal Amount (000)		U.S. $ Value
Series 2021-C 5.00%, 05/15/2039	$5,000	$5,654,257
Series 2022 5.00%, 05/15/2030	2,500	2,940,910
5.00%, 05/15/2032	5,000	6,075,632
5.00%, 05/15/2033	1,000	1,207,106
5.00%, 05/15/2034	1,590	1,902,236
5.00%, 05/15/2035	1,000	1,180,900
5.00%, 05/15/2036	1,000	1,164,452
5.00%, 05/15/2041	1,750	1,954,391
Series 2022-A 5.00%, 08/15/2024	20,025	20,644,924
Series 2022-E 4.293% (SOFR + 1.05%), 04/01/2026(f)	7,500	7,570,571
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2020 5.00%, 09/01/2031	2,570	2,881,126
5.00%, 09/01/2032	3,460	3,847,925
5.00%, 09/01/2033	2,365	2,619,361
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2016-A 5.00%, 12/01/2026	7,175	7,767,839
Series 2020 5.00%, 12/01/2031	1,800	2,087,316
5.00%, 12/01/2032	2,000	2,311,611
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2020 4.00%, 12/01/2033	1,160	1,223,606
TSASC, Inc./NY Series 2017-A 5.00%, 06/01/2023	1,000	1,002,605
Utility Debt Securitization Authority Series 2013-T 5.00%, 06/15/2026	2,800	2,846,024
Series 2022 4.421%, 12/15/2025	15,400	15,382,227
Westchester County Local Development Corp. (Kendal on Hudson Obligated Group) Series 2022 5.00%, 01/01/2027	520	529,718
5.00%, 01/01/2032	520	523,459
5.00%, 01/01/2037	530	521,227
5.00%, 01/01/2041	720	694,171

		1,013,529,423

Schedule of Investments—New York Municipal Portfolio	51

Principal Amount (000)		U.S. $ Value
Alabama–0.7%
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 04/01/2049	$10,000	$9,999,017

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	1,055	1,135,034

Colorado–1.2%
Colorado Health Facilities Authority (CommonSpirit Health Obligated Group) Series 2019-A 5.00%, 08/01/2030	3,280	3,613,595
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031	5,265	5,780,661
5.00%, 08/01/2033	2,750	2,997,885
5.00%, 08/01/2034	4,000	4,334,152
Vauxmont Metropolitan District AGM Series 2020 5.00%, 12/01/2050	160	168,715

		16,895,008

Connecticut–1.8%
State of Connecticut Series 2018-B 5.00%, 04/15/2025	14,565	15,290,287
Series 2018-C 5.00%, 06/15/2027	4,715	5,213,985
Series 2018-F 5.00%, 09/15/2027	4,025	4,475,920

		24,980,192

Florida–0.1%
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030	100	70,746
Zero Coupon, 10/01/2032	100	64,154
Zero Coupon, 10/01/2033	100	60,842
Zero Coupon, 10/01/2034	110	62,980
Volusia County School Board (Volusia County School Board COP) Series 2014-B 5.00%, 08/01/2026	1,000	1,027,260

		1,285,982

Principal Amount (000)		U.S. $ Value
Georgia–0.2%
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2031	$905	$988,808
5.00%, 01/01/2032	565	616,768
5.00%, 01/01/2035	1,185	1,250,487

		2,856,063

Guam–1.9%
Antonio B Won Pat International Airport Authority Series 2021-A 3.099%, 10/01/2028	665	583,712
3.189%, 10/01/2029	550	473,025
3.339%, 10/01/2030	450	381,327
Series 2023 5.125%, 10/01/2034(g)	250	256,793
5.25%, 10/01/2031(g)	1,025	1,073,955
5.25%, 10/01/2035(g)	265	271,399
5.375%, 10/01/2033(g)	525	552,319
Guam Government Waterworks Authority Series 2017 5.00%, 07/01/2028	1,250	1,318,140
5.00%, 07/01/2030	1,000	1,052,992
5.00%, 07/01/2031	2,000	2,104,266
Guam Power Authority Series 2017-A 5.00%, 10/01/2025	2,980	3,094,701
5.00%, 10/01/2026	1,225	1,292,592
5.00%, 10/01/2027	1,230	1,316,506
Series 2022-A 5.00%, 10/01/2023	1,250	1,258,322
Territory of Guam Series 2019 5.00%, 11/15/2031	250	262,474
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029	620	646,889
5.00%, 12/01/2030	1,000	1,042,239
5.00%, 12/01/2032	925	962,179
Series A 5.00%, 12/01/2026	1,150	1,204,835
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023	1,865	1,876,681
5.00%, 11/15/2025	1,555	1,597,205
5.00%, 11/15/2031	3,730	3,811,396
Series 2021-F 5.00%, 01/01/2030	1,000	1,068,177

		27,502,124

52	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Illinois–2.0%
Chicago Board of Education Series 2017-C 5.00%, 12/01/2023	$8,160	$8,209,946
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2023	130	129,967
5.00%, 09/01/2027	145	145,277
5.00%, 09/01/2029	225	225,969
5.00%, 09/01/2032	365	363,520
5.00%, 09/01/2033	200	198,039
5.00%, 09/01/2034	100	97,953
Metropolitan Pier & Exposition Authority Series 2017-B 5.00%, 12/15/2028	2,000	2,089,310
State of Illinois Series 2012 5.00%, 08/01/2023	3,370	3,391,009
Series 2013 5.50%, 07/01/2025	7,435	7,471,627
Series 2017-A 5.00%, 12/01/2024	2,105	2,171,869
Series 2018-A 5.00%, 10/01/2024	2,910	2,993,271
Series 2018-B 5.00%, 05/01/2024	1,405	1,433,964

		28,921,721

Indiana–0.1%
City of Fort Wayne IN (Do Good Foods Fort Wayne LLC Obligated Group) Series 2022 9.00%, 12/01/2044(a)	1,000	986,675
10.75%, 12/01/2029	135	134,500

		1,121,175

Kentucky–0.3%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026	350	365,595
5.00%, 02/01/2027	375	398,153
5.00%, 02/01/2030	210	231,063
5.00%, 02/01/2031	275	296,146
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2033	1,000	1,090,140
5.00%, 08/01/2034	1,635	1,771,585
5.00%, 08/01/2035	555	596,235

		4,748,917

Principal Amount (000)		U.S. $ Value
Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	$240	$246,180
6.10%, 06/01/2038(a)	345	370,569
6.10%, 12/01/2040(a)	460	494,103

		1,110,852

Michigan–1.2%
City of Detroit MI Series 2018 5.00%, 04/01/2029	250	262,199
5.00%, 04/01/2032	1,005	1,046,930
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 12/31/2029	8,600	9,054,133
5.00%, 12/31/2030	4,000	4,210,973
5.00%, 06/30/2032	1,690	1,775,249

		16,349,484

Missouri–0.0%
Howard Bend Levee District XLCA Series 2005 5.75%, 03/01/2025	120	121,781
5.75%, 03/01/2027	275	281,096

		402,877

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(a)	260	253,819
2.75%, 06/15/2028(a)	715	646,412

		900,231

New Jersey–2.7%
New Jersey Transportation Trust Fund Authority Series 2018-A 5.00%, 12/15/2030	3,360	3,705,232
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2024	5,090	5,220,251
5.00%, 06/15/2027	5,000	5,318,623
Series 2018-A 5.00%, 06/15/2028	11,680	12,415,365
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019-B 5.00%, 06/15/2030	1,500	1,654,423
5.00%, 06/15/2034	2,360	2,573,184

Schedule of Investments—New York Municipal Portfolio	53

Principal Amount (000)		U.S. $ Value
Series 2019-BB1 5.00%, 06/15/2034	$2,900	$3,161,963
AMBAC Series 2005-B 5.25%, 12/15/2023	4,700	4,771,224

		38,820,265

Pennsylvania–0.1%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2023	1,690	1,695,149

Puerto Rico–1.6%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	959	902,381
Zero Coupon, 07/01/2033	2,420	1,370,435
4.00%, 07/01/2033	675	606,781
5.25%, 07/01/2023	465	465,650
5.375%, 07/01/2025	870	883,399
5.625%, 07/01/2027	3,150	3,254,508
5.625%, 07/01/2029	1,070	1,117,038
5.75%, 07/01/2031	285	302,232
HTA HRRB Custodial Trust Series 2022 5.50%, 07/01/2031	1,000	1,027,894
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2034	1,580	1,569,277
5.25%, 07/01/2036	1,515	1,522,634
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2020-A 5.00%, 07/01/2030(a)	3,490	3,519,267
5.00%, 07/01/2035(a)	2,310	2,282,767
Series 2022-A 5.00%, 07/01/2037(a)	250	245,486
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	1,390	1,406,565
Puerto Rico Highway & Transportation Authority Series 2022-B Zero Coupon, 07/01/2032	1,265	789,044
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	1,406	1,329,469

		22,594,827

South Carolina–0.3%
South Carolina Public Service Authority Series 2021-B 4.00%, 12/01/2038	2,125	2,096,523
5.00%, 12/01/2040	2,500	2,661,230

		4,757,753

Principal Amount (000)		U.S. $ Value
Tennessee–0.6%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031	$1,500	$1,646,912
5.00%, 08/01/2033	1,000	1,090,140
5.00%, 08/01/2034	1,000	1,083,538
Tennergy Corp./TN (Royal Bank of Canada) Series 2019-A 5.00%, 02/01/2050	4,735	4,815,436

		8,636,026

Texas–0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	1,750	1,760,181
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	4,540	4,429,476

		6,189,657

Washington–0.6%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2032	2,165	2,369,645
5.00%, 08/01/2033	2,595	2,828,913
5.00%, 08/01/2034	2,520	2,730,516

		7,929,074

Wisconsin–0.3%
UMA Education, Inc. Series 2019 5.00%, 10/01/2023(a)	260	260,560
5.00%, 10/01/2025(a)	995	999,848
5.00%, 10/01/2026(a)	1,050	1,055,668
5.00%, 10/01/2027(a)	1,090	1,094,778
5.00%, 10/01/2028(a)	900	902,136
5.00%, 10/01/2029(a)	275	275,150

		4,588,140

Total Long-Term Municipal Bonds (cost $1,290,289,473)		1,246,948,991

Short-Term Municipal Notes–9.2%
Nevada–0.1%
County of Clark Department of Aviation Series 2008-D 4.00%, 07/01/2029(h)	1,035	1,035,000

54	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
New York–9.1%
Build NYC Resource Corp. (Asia Society (The)) Series 2015 3.95%, 04/01/2045(h)	$1,685	$1,685,000
City of New York NY Series 2008-L 3.75%, 04/01/2038(h)	800	800,000
Series 2009-B 3.95%, 09/01/2027(h)	5,850	5,850,000
Series 2016 3.96%, 08/01/2044(h)	8,995	8,995,000
Dutchess County Industrial Development Agency (Marist College) Series 2008 3.96%, 07/01/2038(h)	1,230	1,230,000
Metropolitan Transportation Authority Series 2015 3.86%, 11/01/2026(h)	540	540,000
New York City Health and Hospitals Corp. Series 2008-B 3.92%, 02/15/2031(h)	10,600	10,600,000
Series 2008-E 3.98%, 02/15/2026(h)	1,925	1,925,000
New York City Health and Hospitals Corp. (HHC Capital Corp.) Series 2008-C 3.96%, 02/15/2031(h)	2,000	2,000,000
New York City Housing Development Corp. Series 2008 4.00%, 04/15/2035(h)	10,300	10,300,000
Series 2012-A 3.92%, 09/01/2049(h)	1,000	1,000,000
New York City Housing Development Corp. (201 Pearl LLC) Series 2006-A 3.90%, 10/15/2041(h)	250	250,000
New York City Housing Development Corp. (Hewitt Westchester LP) Series 2011 3.85%, 11/01/2048(h)	3,400	3,400,000
New York City Housing Development Corp. (Queenswood Apartments LP) Series 2001-A 4.00%, 04/01/2031(h)	1,200	1,200,000
New York City Municipal Water Finance Authority Series 2015-F 3.75%, 06/15/2035(h)	27,300	27,300,000

Principal Amount (000)		U.S. $ Value
New York State Dormitory Authority (Royal Charter Properties-East, Inc.) Series 2008 4.00%, 11/15/2036(h)	$19,390	$19,390,000
New York State Housing Finance Agency (8 East 102nd Street LLC) Series 2012 3.97%, 05/01/2044(h)	5,790	5,790,000
New York State Housing Finance Agency (Liberty Street Realty LLC) Series 2005 4.00%, 05/01/2035(h)	3,900	3,900,000
Triborough Bridge & Tunnel Authority Series 2018-2 3.75%, 01/01/2031(h)	3,300	3,300,000
Series 2018-C 3.62%, 01/01/2032(h)	6,975	6,975,000
Trust for Cultural Resources of The City of New York (The) (New York Botanical Garden (The)) Series 2009 3.94%, 07/01/2032(h)	7,460	7,460,000
Trust for Cultural Resources of The City of New York (The) (Pierpont Morgan Library) Series 2004 3.90%, 02/01/2034(h)	5,465	5,465,000

		129,355,000

Total Short-Term Municipal Notes (cost $130,390,000)		130,390,000

Total Municipal Obligations (cost $1,420,679,473)		1,377,338,991

ASSET-BACKED SECURITIES–0.2%
Autos–Fixed Rate–0.2%
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)	2,000	2,002,245
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(a)	970	969,708

Total Asset-Backed Securities (cost $2,969,851)		2,971,953

GOVERNMENTS–TREASURIES–0.1%
United States–0.1%
U.S. Treasury Notes 2.625%, 02/15/2029(i) (cost $2,476,627)	2,377	2,251,836

Schedule of Investments—New York Municipal Portfolio	55

Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.1%
Agency CMBS–0.1%
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	$973	$912,164
Series 2021-1, Class X 0.725%, 12/20/2035(j)	973	47,880

Total Commercial Mortgage-Backed Securities (cost $1,137,572)		960,044

COLLATERALIZED MORTGAGE OBLIGATIONS–0.1%
Risk Share Floating Rate–0.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 9.095% (LIBOR 1 Month + 4.25%), 11/25/2023(f)	125	127,214
Series 2014-DN3, Class M3 8.845% (LIBOR 1 Month + 4.00%), 08/25/2024(f)	89	90,441
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 7.745% (LIBOR 1 Month + 2.90%), 07/25/2024(f)	82	83,118
Series 2015-C02, Class 1M2 8.845% (LIBOR 1 Month + 4.00%), 05/25/2025(f)	88	91,402

Principal Amount (000)		U.S. $ Value
Series 2016-C01, Class 1M2 11.595% (LIBOR 1 Month + 6.75%), 08/25/2028(f)	$206	$220,051
Series 2016-C02, Class 1M2 10.845% (LIBOR 1 Month + 6.00%), 09/25/2028(f)	46	48,365
Series 2016-C03, Class 1M2 10.145% (LIBOR 1 Month + 5.30%), 10/25/2028(f)	82	86,905

Total Collateralized Mortgage Obligations (cost $721,886)		747,496

SHORT-TERM INVESTMENTS–1.5%

U.S. Treasury Bills–1.5%
United States–1.5%
U.S. Treasury Bill Zero Coupon, 07/27/2023	8,000	7,880,272
Zero Coupon, 09/21/2023	14,500	14,176,288

Total Short-Term Investments (cost $22,064,469)		22,056,560

Total Investments—99.0% (cost $1,450,049,878)		1,406,326,880

Other assets less liabilities—1.0%		13,913,207

Net Assets—100.0%		$1,420,240,087

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	7,130	01/15/2025	2.565%	CPI#	Maturity	$667,276	$—	$667,276
USD	4,070	01/15/2025	4.028%	CPI#	Maturity	137,359	—	137,359
USD	3,565	01/15/2025	2.585%	CPI#	Maturity	330,781	—	330,781
USD	3,565	01/15/2025	2.613%	CPI#	Maturity	326,851	—	326,851
USD	16,830	01/15/2026	CPI#	3.720%	Maturity	(568,500)	—	(568,500)
USD	10,700	01/15/2027	CPI#	3.466%	Maturity	(405,369)	(11,034)	(394,335)
USD	10,500	01/15/2027	CPI#	3.320%	Maturity	(492,939)	—	(492,939)
USD	8,430	01/15/2027	CPI#	3.323%	Maturity	(394,195)	—	(394,195)
USD	27,600	01/15/2028	1.230%	CPI#	Maturity	5,097,410	—	5,097,410
USD	23,260	01/15/2028	0.735%	CPI#	Maturity	5,135,091	—	5,135,091
USD	27,050	01/15/2029	CPI#	3.290%	Maturity	(986,160)	—	(986,160)
USD	10,810	01/15/2029	CPI#	3.735%	Maturity	10,995	—	10,995
USD	4,375	01/15/2030	1.587%	CPI#	Maturity	773,029	—	773,029
USD	4,375	01/15/2030	1.572%	CPI#	Maturity	779,097	—	779,097
USD	6,400	01/15/2031	2.782%	CPI#	Maturity	470,941	—	470,941
USD	5,830	01/15/2031	2.680%	CPI#	Maturity	488,044	—	488,044
USD	5,150	01/15/2031	2.989%	CPI#	Maturity	271,927	—	271,927
USD	5,600	01/15/2032	CPI#	3.064%	Maturity	(217,605)	—	(217,605)
USD	5,400	04/15/2032	CPI#	2.909%	Maturity	(280,533)	—	(280,533)

						$11,143,500	$(11,034)	$11,154,534

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

56	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	33,300	01/15/2027	1 Day SOFR	4.217%	Annual	$779,289	$—	$779,289
USD	26,700	01/15/2027	1 Day SOFR	3.527%	Annual	(62,345)	—	(62,345)
USD	25,000	01/15/2027	1 Day SOFR	2.540%	Annual	(987,830)	—	(987,830)
USD	43,200	04/15/2032	2.569%	1 Day SOFR	Annual	2,282,003	—	2,282,003
USD	15,000	04/15/2032	3.120%	1 Day SOFR	Annual	172,914	—	172,914
USD	13,200	04/15/2032	2.632%	1 Day SOFR	Annual	624,573	—	624,573
USD	5,000	04/15/2032	3.082%	1 Day SOFR	Annual	59,021	—	59,021
USD	1,400	04/15/2032	3.069%	1 Day SOFR	Annual	18,029	—	18,029

						$2,885,654	$—	$2,885,654

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	97	$(20,501)	$(8,931)	$(11,570)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	321	(67,931)	(38,178)	(29,753)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	21	(4,488)	(2,446)	(2,042)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	53	(11,282)	(4,960)	(6,322)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	654	(138,529)	(75,003)	(63,526)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	659	(139,622)	(61,459)	(78,163)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	993	(210,343)	(90,211)	(120,132)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	124	(26,202)	(14,664)	(11,538)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	861	(182,321)	(75,896)	(106,425)

						$(801,219)	$(371,748)	$(429,471)

* Termination date

Schedule of Investments—New York Municipal Portfolio	57

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank, NA	USD	16,980	10/09/2029	1.125%	SIFMA*	Quarterly	$1,640,626	$—	$1,640,626

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2023, the aggregate market value of these securities amounted to $45,420,543 or 3.2% of net assets.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.02% of net assets as of March 31, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2019 5.25%, 01/01/2024	12/09/2019	$1,250,265	$250,000	0.02%

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	Defaulted.
(e)	Non-income producing security.
(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2023.
(g)	When-Issued or delayed delivery security.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(j)	IO—Interest Only.

As of March 31, 2023, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.4% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDX-CMBX.NA —North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

CPI—Consumer Price Index

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

58	Sanford C. Bernstein Fund, Inc.—2023 Semi-Annual Report

SCB–MU–1945-0323

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2023

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 15, 2023

On the following pages, you will find the 2023 semi-annual report for the Overlay Portfolios1 of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”, and individually, a “Portfolio”). The semi-annual report covers the six- and 12-month periods ended March 31, 2023, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

While the first quarter of 2023 was thankfully less eventful than the first quarter of 2022, it nonetheless had its share of economic and market fireworks. During the six-month period ended March 31, 2023, strong economic data on the one hand and stresses in the banking system on the other set up a challenge for economic policymakers and markets.

Disinflation has continued, though inflation remains higher than policymakers want it to be. But the trend has been generally encouraging, prompting a degree of optimism in the financial markets. We believe interest rates are now likely at or near their peak of this cycle. Recession remains a concern, with the US Federal Reserve’s (the “Fed’s”) own economic staff now expecting one to begin later this year, matching the view of many Wall Street economists. One of the most striking consequences of the economic changes has been the reversal of 2022’s strong dollar, with the dollar falling by almost 10% over the six-month period.

The dollar’s fall has helped the values of other financial assets. After dipping in the third quarter of 2022, most global asset classes rose substantially over the six-month period. Global equities rose 17.5%, with technology stocks leading and financial stocks unsurprisingly lagging. Importantly, while the correlation between stocks and bonds remained elevated, investors finally benefited as a result over this recent period, as both stocks and bonds rose in value simultaneously.

After rising substantially over the course of 2022, Treasury yields stumbled in early 2023, as investors flocked to safety and began to anticipate the end of the Fed’s hiking cycle in the wake of the stresses in the banking sector. The benchmark 10-year Treasury yield fell by 36 basis points (“b.p.”) to 3.47% and the 2-year yield fell by 25 b.p. to 4.03% in the six-month period ended March 31, 2023. Notably, the yield curve remained inverted, with longer-dated bonds yielding less than shorter-dated ones, which we believe suggests economic pressures ahead.

Our portfolio managers continue to monitor the trends for economic activity, corporate profits, the Ukraine situation, China’s reopening, and the likely policy actions of the Fed and other central banks. As the data changes, those portfolio managers are constantly adjusting their portfolios to incorporate their latest views on different geographies, sectors, and companies.

Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success.

Sincerely,

Alexander Chaloff

President

Sanford C. Bernstein Fund, Inc.

[1]	This performance discussion is intended as a general market commentary. Please note that information for the Emerging Markets, California Municipal, Diversified Municipal, New York Municipal, Short Duration Diversified Municipal, Intermediate Duration and Short Duration Plus Portfolios of the Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a standalone investment.

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Portfolio Manager Commentary (continued)

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to manage the volatility of an equity-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate-related securities, below investment-grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. The Overlay A and Tax-Aware Overlay A Portfolios obtain equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited to, other funds managed by AllianceBernstein L.P. (the “Adviser”). By adjusting investment exposure among the various asset classes in the Portfolios, the Adviser seeks to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives.

The Adviser alters asset class exposures as market and economic conditions change. The Adviser employs risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures are implemented principally through the use of derivatives.

The Adviser also may use exchange-traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices), futures contracts (including futures contracts on individual securities and stock indices), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain other asset classes may also be achieved through investments in other AB mutual funds. The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

2	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Standard and Poor’s (“S&P”) 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. The Bloomberg 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Russell 3000® Index measures the performance of the largest 3,000 US public companies representing approximately 98% of the investible US equity market by stock market capitalization. The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex USA Investable Markets Index (“IMI”) (net) captures large-, mid- and small-cap representation across 22 of 23 developed-market countries (excluding the US) and 23 emerging-market countries. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid- and large-cap securities across 23 developed markets and 23 emerging-markets countries. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Bloomberg 1-10 Year US Treasury Inflation Protected Securities (“TIPS”) Index measures the performance of the US TIPS market, with maturities between one and ten years. The Bloomberg 1-10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 47% Russell 3000, 26.4% MSCI ACWI ex USA IMI (net), 6.6% MSCI ACWI Commodity Producers (net), 10% Bloomberg US Aggregate Bond, 10% Bloomberg Global Aggregate Bond (USD hedged). The Composite Benchmark for Tax-Aware Overlay A is 47.2% Russell 3000, 26.5% MSCI ACWI ex USA IMI (net), 6.3% MSCI ACWI Commodity Producers (net), 20% Bloomberg US Aggregate Bond. The Composite Benchmark for Overlay B is 16.9% Russell 3000, 9.8% MSCI ACWI ex USA IMI (net), 3.3% MSCI ACWI Commodity Producers (net), 24.5% Bloomberg US Aggregate Bond, 24.5% Bloomberg Global Aggregate Bond (USD hedged), 21% Bloomberg 1-10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay B, C and N is 19% Russell 3000, 11% MSCI ACWI ex USA IMI (net), 42% Bloomberg 1-10 Year Municipal Bond, 28% Bloomberg 1-10 Year US TIPS.

The Russell 3000, MSCI ACWI ex USA IMI (net) and MSCI ACWI Commodity Producers Index (net) represent the allocation to global stocks. The Bloomberg US Aggregate Bond, Bloomberg 1-10 Year US TIPS, Bloomberg 1-10 Year Municipal Bond and Bloomberg Global Aggregate Bond (USD hedged) represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Cybersecurity Risk: As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to

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Disclosures and Risks (continued)

operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts; cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of American Depositary Receipts, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment

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Disclosures and Risks (continued)

techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. The use of dynamic asset allocation strategies by the Adviser may result in less favorable performance than if such strategies had not been used. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolios to suffer a (potentially unlimited) loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolios that invest in municipal securities are subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

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Disclosures and Risks (continued)

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar). The value of the US dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolios’ foreign investments when converted to US dollars.

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolios’ returns may be adversely affected, including to such an extent that the Portfolios may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the US Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest

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Disclosures and Risks (continued)

rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in climate conditions, drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in real estate investment trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may

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Disclosures and Risks (continued)

also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their net asset value. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Overlay A, Tax-Aware Overlay A, Overlay B and Tax-Aware Overlay B Portfolios

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of

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Disclosures and Risks (continued)

the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Overlay B and Tax-Aware Overlay B Portfolios:

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2023 Semi-Annual Report	9

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2023	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Overlay A Portfolio Class 1
Return after taxes on Distributions[2]	5.03%	-13.62%	-0.22%	2.87%	3.81%
Return after taxes on Distributions and sale of shares[2]	3.51%	-7.63%	0.56%	2.86%	3.64%

Overlay A Portfolio Class 2
Return after taxes on Distributions[2]	5.11%	-13.46%	-0.08%	3.03%	3.97%
Return after taxes on Distributions and sale of shares[2]	3.63%	-7.48%	0.71%	3.02%	3.80%
Composite Benchmark	14.75%	-6.16%	6.47%	7.38%	8.29%
S&P 500 Index	15.62%	-7.73%	11.19%	12.24%	13.09%

Tax-Aware Overlay A Portfolio Class 1
Return after taxes on Distributions[2]	4.93%	-13.86%	-0.07%	3.12%	3.89%
Return after taxes on Distributions and sale of shares[2]	3.47%	-7.75%	0.59%	3.02%	3.63%

Tax-Aware Overlay A Portfolio Class 2
Return after taxes on Distributions[2]	4.94%	-13.74%	0.07%	3.27%	4.05%
Return after taxes on Distributions and sale of shares[2]	3.55%	-7.62%	0.73%	3.18%	3.79%
Composite Benchmark	14.86%	-6.28%	6.46%	7.34%	8.28%
S&P 500 Index	15.62%	-7.73%	11.19%	12.24%	13.09%

The current prospectus fee table shows the total annual operating expense ratios for Class 1 and Class 2 shares as 1.50% and 1.30% for Overlay A, and 1.47% and 1.27% for Tax-Aware Overlay A. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note About Historical Performance on pages 3-9.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2023	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Overlay B Portfolio Class 1
Return after taxes on Distributions[2]	4.31%	-8.99%	-0.66%	0.81%	1.92%
Return after taxes on Distributions and sale of shares[2]	3.35%	-4.63%	0.40%	1.35%	2.18%

Overlay B Portfolio Class 2
Return after taxes on Distributions[2]	4.41%	-8.86%	-0.55%	0.92%	2.02%
Return after taxes on Distributions and sale of shares[2]	3.46%	-4.51%	0.50%	1.45%	2.29%
Composite Benchmark	8.33%	-4.46%	3.66%	3.84%	4.74%
Bloomberg Global Aggregate Bond Index (USD hedged)	3.92%	-3.86%	0.95%	1.93%	2.61%

Tax-Aware Overlay B Portfolio Class 1
Return after taxes on Distributions[2]	5.58%	-4.85%	1.17%	1.89%	2.76%
Return after taxes on Distributions and sale of shares[2]	4.14%	-2.11%	1.53%	2.08%	2.73%

Tax-Aware Overlay B Portfolio Class 2
Return after taxes on Distributions[2]	5.54%	-4.85%	1.30%	2.03%	2.89%
Return after taxes on Distributions and sale of shares[2]	4.19%	-2.06%	1.66%	2.22%	2.87%
Composite Benchmark	8.69%	-2.03%	4.22%	4.07%	4.92%
Bloomberg 5-Year GO Municipal Bond Index	5.13%	2.01%	1.80%	1.59%	2.12%

The current prospectus fee table shows the total annual operating expense ratios for Class 1 and Class 2 shares as 0.90% and 0.75% for Overlay B and 0.86% and 0.71% for Tax-Aware Overlay B. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note About Historical Performance on pages 3-9.

(Historical Performance continued on next page)

2023 Semi-Annual Report	11

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2023	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Tax-Aware Overlay C Portfolio Class 1
Return after taxes on Distributions[2]	5.26%	-5.02%	0.82%	1.68%	2.57%
Return after taxes on Distributions and sale of shares[2]	3.92%	-2.24%	1.27%	1.91%	2.57%

Tax-Aware Overlay C Portfolio Class 2
Return after taxes on Distributions[2]	5.33%	-4.94%	0.95%	1.82%	2.70%
Return after taxes on Distributions and sale of shares[2]	4.04%	-2.12%	1.40%	2.04%	2.71%
Composite Benchmark	8.69%	-2.03%	4.22%	4.07%	4.92%
Bloomberg 5-Year GO Municipal Bond Index	5.13%	2.01%	1.80%	1.59%	2.12%

Tax-Aware Overlay N Portfolio Class 1
Return after taxes on Distributions[2]	5.48%	-5.14%	0.89%	1.76%	2.58%
Return after taxes on Distributions and sale of shares[2]	4.11%	-2.27%	1.29%	1.96%	2.58%

Tax-Aware Overlay N Portfolio Class 2
Return after taxes on Distributions[2]	5.55%	-5.06%	1.03%	1.89%	2.72%
Return after taxes on Distributions and sale of shares[2]	4.22%	-2.15%	1.43%	2.09%	2.72%
Composite Benchmark	8.69%	-2.03%	4.22%	4.07%	4.92%
Bloomberg 5-Year GO Municipal Bond Index	5.13%	2.01%	1.80%	1.59%	2.12%

The current prospectus fee table shows the total annual operating expense ratios for Class 1 and Class 2 shares as 0.90% and 0.75% for Tax-Aware Overlay C and 0.92% and 0.77% for Tax-Aware Overlay N. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note About Historical Performance on pages 3-9.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Overlay A Class 1 Shares	Tax-Aware Overlay B Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Tax-Aware Overlay A Class 1 Shares	Tax-Aware Overlay C Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Overlay B Class 1 Shares	Tax-Aware Overlay N Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Each chart illustrates the total value of an assumed $25,000 investment as compared with the performance of each Portfolio’s respective benchmark and composite benchmark for the 10-year period ended March 31, 2023.

See Disclosures, Risks and Note About Historical Performance on pages 3-9.

2023 Semi-Annual Report	13

Expense Example—March 31, 2023 (Unaudited)

Fund Expenses—As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2022	ENDING ACCOUNT VALUE MARCH 31, 2023	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
Overlay A
Class 1
Actual	$1,000	$1,055.10	$4.46	0.87%	$6.30	1.23%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%	$6.19	1.23%
Class 2
Actual	$1,000	$1,056.60	$3.44	0.67%	$5.28	1.03%
Hypothetical**	$1,000	$1,021.59	$3.38	0.67%	$5.19	1.03%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$1,054.30	$4.25	0.83%	$6.20	1.21%
Hypothetical**	$1,000	$1,020.79	$4.18	0.83%	$6.09	1.21%
Class 2
Actual	$1,000	$1,055.10	$3.23	0.63%	$5.17	1.01%
Hypothetical**	$1,000	$1,021.79	$3.18	0.63%	$5.09	1.01%

Overlay B
Class 1
Actual	$1,000	$1,056.20	$4.36	0.85%	$4.56	0.89%
Hypothetical**	$1,000	$1,020.69	$4.28	0.85%	$4.48	0.89%
Class 2
Actual	$1,000	$1,058.00	$3.59	0.70%	$3.80	0.74%
Hypothetical**	$1,000	$1,021.44	$3.53	0.70%	$3.73	0.74%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$1,058.50	$4.36	0.85%	$4.46	0.87%
Hypothetical**	$1,000	$1,020.69	$4.28	0.85%	$4.38	0.87%
Class 2
Actual	$1,000	$1,058.30	$3.59	0.70%	$3.69	0.72%
Hypothetical**	$1,000	$1,021.44	$3.53	0.70%	$3.63	0.72%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$1,054.50	$4.61	0.90%	$4.71	0.92%
Hypothetical**	$1,000	$1,020.44	$4.53	0.90%	$4.63	0.92%
Class 2
Actual	$1,000	$1,055.40	$3.84	0.75%	$3.95	0.77%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%	$3.88	0.77%

14	Sanford C. Bernstein Fund, Inc.

Expense Example—March 31, 2023 (Unaudited) (continued)

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2022	ENDING ACCOUNT VALUE MARCH 31, 2023	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
Tax-Aware Overlay N
Class 1
Actual	$1,000	$1,056.60	$4.61	0.90%	$4.72	0.92%
Hypothetical**	$1,000	$1,020.44	$4.53	0.90%	$4.63	0.92%
Class 2
Actual	$1,000	$1,057.40	$3.85	0.75%	$3.95	0.77%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%	$3.88	0.77%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

2023 Semi-Annual Report	15

Portfolio Summary—March 31, 2023 (Unaudited)

PORTFOLIO BREAKDOWN[1]	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO
Global Equity
US	35.1%	36.3%
Developed International	13.2%	13.1%
Emerging Markets	10.4%	10.4%

Global Credit
High Yield	4.8%	4.8%

Real Assets	7.7%	8.2%

Global Bond
US	25.8%	29.7%
Developed International	7.6%	0.0%

PORTFOLIO BREAKDOWN[1]	OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY B PORTFOLIO
Global Equity
US	12.6%	14.9%
Developed International	4.7%	5.9%
Emerging Markets	4.0%	4.4%

Global Credit
Investment Grade	12.3%	0.0%
High Yield	1.7%	1.8%

Real Assets	3.7%	0.0%

Global Bond
US	40.3%	87.4%
Developed International	13.7%	0.0%

Linkers	26.5%	0.0%

PORTFOLIO BREAKDOWN[1]	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
Global Equity
US	14.9%	14.8%
Developed International	5.7%	5.7%
Emerging Markets	4.4%	4.3%

Global Credit
High Yield	1.8%	1.8%

Global Bond
US	92.7%	87.0%

1	The Portfolio’s portfolio breakdown includes derivative exposure and is expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages may be less than or greater than 100% in light of the leveraging effect of the derivative transactions.

16	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

March 31, 2023 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–50.7%

Information Technology–12.1%
Communications Equipment–0.1%
Ciena Corp.(a)	6,610	$347,157
Lumentum Holdings, Inc.(a)	7,110	384,011

		731,168

Electronic Equipment, Instruments & Components–0.5%
Avnet, Inc.	12,100	546,920
Belden, Inc.	4,693	407,211
CDW Corp./DE	24,238	4,723,744
Littelfuse, Inc.	1,600	428,944
Novanta, Inc.(a)	3,150	501,134
Shoals Technologies Group, Inc.–Class A(a)	15,960	363,706

		6,971,659

IT Services–0.0%
DigitalOcean Holdings, Inc.(a)	5,964	233,571

Semiconductors & Semiconductor Equipment–2.5%
FormFactor, Inc.(a)	10,865	346,050
KLA Corp.	9,554	3,813,271
Kulicke & Soffa Industries, Inc.	9,407	495,655
Lattice Semiconductor Corp.(a)	6,466	617,408
MACOM Technology Solutions Holdings, Inc.(a)	5,568	394,438
Monolithic Power Systems, Inc.	500	250,270
NVIDIA Corp.	45,836	12,731,588
NXP Semiconductors NV	34,908	6,509,282
ON Semiconductor Corp.(a)	2,336	192,300
QUALCOMM, Inc.	40,902	5,218,150
Synaptics, Inc.(a)	4,730	525,739
Universal Display Corp.	3,650	566,224

		31,660,375

Software–6.5%
ACI Worldwide, Inc.(a)	14,950	403,351
Adobe, Inc.(a)	20,132	7,757,884
Autodesk, Inc.(a)	18,438	3,838,054
CommVault Systems, Inc.(a)	6,200	351,788
Fair Isaac Corp.(a)	810	569,178
Five9, Inc.(a)	5,970	431,572
Freshworks, Inc.–Class A(a)	21,512	330,408
Gen Digital, Inc.	337,972	5,799,600
HubSpot, Inc.(a)	1,090	467,338
Manhattan Associates, Inc.(a)	3,662	566,906
Microsoft Corp.(b)	152,892	44,078,764
Monday.com Ltd.(a)	2,380	339,602
Oracle Corp.	136,590	12,691,850
PTC, Inc.(a)	5,090	652,690

Company	Shares	U.S. $ Value
ServiceNow, Inc.(a)	7,220	$3,355,278
Smartsheet, Inc.–Class A(a)	10,406	497,359

		82,131,622

Technology Hardware, Storage & Peripherals–2.5%
Apple, Inc.(b)	169,476	27,946,428
Western Digital Corp.(a)	83,028	3,127,664

		31,074,092

		152,802,487

Health Care–8.1%
Biotechnology–1.2%
Arcus Biosciences, Inc.(a)	5,440	99,226
Ascendis Pharma A/S (ADR)(a)	1,282	137,456
Blueprint Medicines Corp.(a)	3,846	173,032
Coherus Biosciences, Inc.(a)	14,656	100,240
Intellia Therapeutics, Inc.(a)	3,880	144,608
IVERIC bio, Inc.(a)	8,760	213,132
Karuna Therapeutics, Inc.(a)	1,310	237,948
Legend Biotech Corp. (ADR)(a)	3,430	165,346
Natera, Inc.(a)	4,000	222,080
Regeneron Pharmaceuticals, Inc.(a)	3,844	3,157,678
Sarepta Therapeutics, Inc.(a)	2,420	333,548
Ultragenyx Pharmaceutical, Inc.(a)	3,804	152,500
Vertex Pharmaceuticals, Inc.(a)	31,162	9,817,896
Vir Biotechnology, Inc.(a)	6,024	140,178

		15,094,868

Health Care Equipment & Supplies–1.8%
Align Technology, Inc.(a)	5,358	1,790,322
AtriCure, Inc.(a)	8,080	334,916
Edwards Lifesciences Corp.(a)	75,862	6,275,980
Envista Holdings Corp.(a)	17,530	716,626
Insulet Corp.(a)	1,016	323,744
Integra LifeSciences Holdings Corp.(a)	11,560	663,660
iRhythm Technologies, Inc.(a)	2,658	329,672
Lantheus Holdings, Inc.(a)	6,670	550,676
Medtronic PLC	103,362	8,332,964
Silk Road Medical, Inc.(a)	6,296	246,324
Zimmer Biomet Holdings, Inc.	29,196	3,772,123

		23,337,007

Health Care Providers & Services–2.4%
Acadia Healthcare Co., Inc.(a)	6,200	447,950
Elevance Health, Inc.	15,986	7,350,062
Guardant Health, Inc.(a)	9,980	233,908
Inari Medical, Inc.(a)	4,988	307,959
Pediatrix Medical Group, Inc.(a)	30,549	455,486
UnitedHealth Group, Inc.	44,640	21,096,418

		29,891,783

Life Sciences Tools & Services–1.0%
ICON PLC(a)	1,402	299,240
Illumina, Inc.(a)	17,804	4,140,088
IQVIA Holdings, Inc.(a)	37,414	7,441,270
Repligen Corp.(a)	2,532	426,119

2023 Semi-Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Syneos Health, Inc.(a)	7,920	$282,110

		12,588,827

Pharmaceuticals–1.7%
Intra-Cellular Therapies, Inc.(a)	4,280	231,762
Johnson & Johnson	32,586	5,050,830
Revance Therapeutics, Inc.(a)	4,400	141,724
Roche Holding AG (Sponsored ADR)	252,498	9,054,578
Zoetis, Inc.	40,160	6,684,064

		21,162,958

		102,075,443

Financials–7.3%
Banks–2.0%
Bank of America Corp.	256,626	7,339,475
BankUnited, Inc.	9,180	207,284
Comerica, Inc.	9,240	401,201
First BanCorp./Puerto Rico	42,316	483,249
First Citizens BancShares, Inc./NC–Class A	805	783,346
First Hawaiian, Inc.	24,040	495,945
PNC Financial Services Group, Inc. (The)	26,180	3,327,350
Synovus Financial Corp.	11,634	358,676
Texas Capital Bancshares, Inc.(a)	8,585	420,322
Webster Financial Corp.	7,582	298,882
Wells Fargo & Co.	270,894	10,125,980
Wintrust Financial Corp.	6,400	466,880
Zions Bancorp NA	12,421	371,761

		25,080,351

Capital Markets–1.6%
Ares Management Corp.–Class A	3,394	283,112
Cboe Global Markets, Inc.	3,460	464,470
Charles Schwab Corp. (The)	76,440	4,003,876
Goldman Sachs Group, Inc. (The)	31,488	10,299,712
LPL Financial Holdings, Inc.	18,252	3,694,205
Moelis & Co.–Class A	8,922	342,962
PJT Partners, Inc.–Class A	5,370	387,660
Stifel Financial Corp.	9,115	538,605

		20,014,602

Financial Services–2.1%
Flywire Corp.(a)	15,612	458,340
PayPal Holdings, Inc.(a)	53,190	4,039,172
Shift4 Payments, Inc.–Class A(a)	6,518	494,064
Visa, Inc.–Class A	98,648	22,241,178

		27,232,754

Insurance–1.6%
American Financial Group, Inc./OH	3,072	373,248
American International Group, Inc.	44,010	2,216,344
Everest Re Group Ltd.	1,881	673,436
Hanover Insurance Group, Inc. (The)	3,570	458,745
Kemper Corp.	7,740	423,068
Kinsale Capital Group, Inc.	1,824	547,474

Company	Shares	U.S. $ Value
Progressive Corp. (The)	67,392	$9,641,100
Reinsurance Group of America, Inc.	3,460	459,349
Selective Insurance Group, Inc.	4,444	423,646
Trupanion, Inc.(a)	2,850	122,236
Willis Towers Watson PLC	20,388	4,737,764

		20,076,410

		92,404,117

Consumer Discretionary–5.4%
Automobile Components–0.0%
Dana, Inc.	18,752	282,218
Goodyear Tire & Rubber Co. (The)(a)	30,020	330,820

		613,038

Automobiles–0.3%
Stellantis NV	176,154	3,204,241

Broadline Retail–1.5%
Amazon.com, Inc.(a)(b)	159,802	16,505,846
Driven Brands Holdings, Inc.(a)	16,610	503,449
Etsy, Inc.(a)	18,968	2,111,596

		19,120,891

Distributors–0.0%
Pool Corp.	1,310	448,596

Diversified Consumer Services–0.0%
ADT, Inc.	56,560	408,929

Hotels, Restaurants & Leisure–1.3%
Booking Holdings, Inc.(a)	1,368	3,625,844
Dine Brands Global, Inc.	6,080	411,251
Hilton Grand Vacations, Inc.(a)	12,931	574,524
Hyatt Hotels Corp.–Class A(a)	37,520	4,194,362
Papa John’s International, Inc.	4,670	349,923
Planet Fitness, Inc.–Class A(a)	7,174	557,204
Restaurant Brands International, Inc.	79,288	5,323,330
Vail Resorts, Inc.	1,870	436,982
Wingstop, Inc.	2,870	526,874

		16,000,294

Household Durables–0.2%
KB Home	11,670	468,901
NVR, Inc.(a)	74	406,770
PulteGroup, Inc.	11,240	655,067
Taylor Morrison Home Corp.(a)	10,723	410,262

		1,941,000

Specialty Retail–1.4%
AutoZone, Inc.(a)	1,898	4,663,110
Bath & Body Works, Inc.	10,960	400,917
Burlington Stores, Inc.(a)	2,160	436,536
Dynatrace, Inc.(a)	11,110	469,953
Five Below, Inc.(a)	3,168	652,512
Home Depot, Inc. (The)	35,340	10,429,246
Lithia Motors, Inc.	1,476	337,672
National Vision Holdings, Inc.(a)	4,816	90,734
Sally Beauty Holdings, Inc.(a)	27,175	423,386

18	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Williams-Sonoma, Inc.	3,245	$394,787

		18,298,853

Textiles, Apparel & Luxury Goods–0.7%
Carter’s, Inc.	4,170	299,906
NIKE, Inc.–Class B	57,600	7,063,942
Ralph Lauren Corp.	4,780	557,682
Tapestry, Inc.	13,000	560,430

		8,481,960

		68,517,802

Industrials–5.1%
Aerospace & Defense–0.9%
Axon Enterprise, Inc.(a)	2,752	618,787
Curtiss-Wright Corp.	2,330	410,686
Hexcel Corp.	5,550	378,788
Howmet Aerospace, Inc.	10,510	445,308
Raytheon Technologies Corp.	87,754	8,593,750
Spirit AeroSystems Holdings, Inc.–Class A	14,270	492,743

		10,940,062

Building Products–0.6%
Armstrong World Industries, Inc.	3,840	273,562
Carlisle Cos., Inc.	2,000	452,140
Masonite International Corp.(a)	5,147	467,193
Otis Worldwide Corp.	72,616	6,128,706

		7,321,601

Commercial Services & Supplies–0.0%
Tetra Tech, Inc.	3,600	528,876

Construction & Engineering–0.4%
AECOM	37,310	3,145,979
Arcosa, Inc.	7,630	481,529
Dycom Industries, Inc.(a)	6,635	621,368
Fluor Corp.(a)	16,480	509,397

		4,758,273

Electrical Equipment–1.2%
Eaton Corp. PLC	52,050	8,918,247
Regal Rexnord Corp.	34,424	4,844,490
Sensata Technologies Holding PLC	9,960	498,199
Vertiv Holdings Co.	39,530	565,674

		14,826,610

Ground Transportation–0.8%
CSX Corp.	265,606	7,952,244
Knight-Swift Transportation Holdings, Inc.	11,549	653,443
Saia, Inc.(a)	1,880	511,510
TFI International, Inc.	3,720	443,758
XPO, Inc.(a)	16,370	522,203

		10,083,158

Machinery–0.7%
Crane Holdings Co.	5,074	575,899
IDEX Corp.	1,240	286,478

Company	Shares	U.S. $ Value
Ingersoll Rand, Inc.	6,940	$403,770
ITT, Inc.	4,510	389,212
Middleby Corp. (The)(a)	2,450	359,194
Oshkosh Corp.	4,318	359,171
PACCAR, Inc.	76,682	5,613,050
Timken Co. (The)	6,810	556,513

		8,543,287

Marine Transportation–0.0%
Star Bulk Carriers Corp.	20,370	430,214

Passenger Airlines–0.0%
Alaska Air Group, Inc.(a)	11,930	500,583

Professional Services–0.4%
Booz Allen Hamilton Holding Corp.	26,536	2,459,529
FTI Consulting, Inc.(a)	2,730	538,766
Genpact Ltd.	10,786	498,529
Korn Ferry	5,770	298,540
Robert Half International, Inc.	25,577	2,060,738

		5,856,102

Trading Companies & Distributors–0.1%
Herc Holdings, Inc.	4,780	544,442
SiteOne Landscape Supply, Inc.(a)	3,260	446,196

		990,638

		64,779,404

Communication Services–4.7%
Diversified Telecommunication Services–0.6%
Comcast Corp.–Class A	202,424	7,673,894

Entertainment–0.5%
Walt Disney Co. (The)(a)	59,792	5,986,873

Interactive Media & Services–3.0%
Alphabet, Inc.–Class C(a)(b)	259,588	26,997,048
Meta Platforms, Inc.–Class A(a)	52,432	11,112,226

		38,109,274

Media–0.0%
Criteo SA (Sponsored ADR)(a)	16,026	504,899

Wireless Telecommunication Services–0.6%
T-Mobile US, Inc.(a)	49,186	7,124,100

		59,399,040

Consumer Staples–2.8%
Beverages–1.0%
Coca-Cola Co. (The)	133,494	8,280,570
Constellation Brands, Inc.–Class A	16,606	3,750,904

		12,031,474

Consumer Staples Distribution & Retail–1.3%
Costco Wholesale Corp.	10,214	5,075,030
Grocery Outlet Holding Corp.(a)	16,600	469,116
Walmart, Inc.	77,744	11,463,206

		17,007,352

2023 Semi-Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Food Products–0.1%
Freshpet, Inc.(a)	4,980	$329,626
Hain Celestial Group, Inc. (The)(a)	27,817	477,062
Nomad Foods Ltd.(a)	33,541	628,558

		1,435,246

Household Products–0.4%
Procter & Gamble Co. (The)	29,878	4,442,560

		34,916,632

Energy–1.9%
Energy Equipment & Services–0.6%
Baker Hughes Co.	207,008	5,974,222
Cactus, Inc.–Class A	6,180	254,802
ChampionX Corp.	14,130	383,347
Helmerich & Payne, Inc.	239	8,544
NOV, Inc.	15,730	291,162
Patterson-UTI Energy, Inc.	19,080	223,236

		7,135,313

Oil, Gas & Consumable Fuels–1.3%
Cameco Corp.	20,890	546,691
Chevron Corp.	34,372	5,608,136
EOG Resources, Inc.	72,696	8,333,028
HF Sinclair Corp.	7,845	379,541
Magnolia Oil & Gas Corp.–Class A	24,720	540,874
Matador Resources Co.	7,430	354,040
Permian Resources Corp.	25,090	263,444
Southwestern Energy Co.(a)	40,030	200,150
Targa Resources Corp.	3,790	276,480

		16,502,384

		23,637,697

Materials–1.2%
Chemicals–1.1%
FMC Corp.	3,720	454,324
Huntsman Corp.	18,830	515,189
Innospec, Inc.	711	72,998
Linde PLC	19,256	6,844,352
LyondellBasell Industries NV–Class A	68,698	6,450,056

		14,336,919

Containers & Packaging–0.1%
Berry Global Group, Inc.	10,760	633,764

Metals & Mining–0.0%
ATI, Inc.(a)	11,800	465,628

		15,436,311

Equity Real Estate Investment Trusts (REITs)–1.1%
American Tower Corp.	27,532	5,625,684
Broadstone Net Lease, Inc.–Class A	20,980	356,870
Camden Property Trust	4,178	438,022
CubeSmart	11,731	542,207
Physicians Realty Trust	31,766	474,266
Prologis, Inc.	42,776	5,337,037

Company		Shares	U.S. $ Value
STAG Industrial, Inc.		16,510	$558,368

			13,332,454

Utilities–1.0%
Electric Utilities–0.9%
American Electric Power Co., Inc.		54,382	4,948,127
IDACORP, Inc.		6,141	665,254
NextEra Energy, Inc.		77,684	5,987,806

			11,601,187

Gas Utilities–0.1%
Southwest Gas Holdings, Inc.		4,960	309,752

			11,910,939

Total Common Stocks (cost $425,606,494)			639,212,326

INVESTMENT COMPANIES–47.0%
Funds and Investment Trusts–47.0%(c)(d)
AB All Market Real Return Portfolio–Class Z,		11,391,980	97,971,026
AB International Small Cap Portfolio–Class Z,		7,546,246	81,574,908
Bernstein International Strategic Equities Portfolio–Class Z,		30,395,160	342,249,496
Bernstein Small Cap Core Portfolio–Class Z,		2,276,940	26,958,978
Sanford C Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z,		1,716,876	43,007,734

Total Investment Companies (cost $552,825,425)			591,762,142

	Notional Amount

PURCHASED OPTIONS—PUTS–1.3%
Options on Equity Indices–1.3%
Euro STOXX 50 Index Expiration: Feb 2024; Contracts: 21,270; Exercise Price: EUR 3,500.00; Counterparty: UBS AG(a)	EUR	74,445,000	2,116,161
FTSE 100 Index Expiration: Jan 2024; Contracts: 4,790; Exercise Price: GBP 6,600.00; Counterparty: UBS AG(a)	GBP	31,614,000	755,740
Nikkei 225 Index Expiration: Mar 2024; Contracts: 288,000; Exercise Price: JPY 22,000.00; Counterparty: UBS AG(a)	JPY	6,336,000,000	957,215

20	Sanford C. Bernstein Fund, Inc.

	Notional Amount		U.S. $ Value
S&P 500 Index Expiration: Jan 2024; Contracts: 176,500; Exercise Price: USD 3,300.00; Counterparty: UBS AG(a)	USD	582,450,000	$12,183,087

Total Purchased Options—Puts (premiums paid $18,420,008)			16,012,203

		Shares

SHORT-TERM INVESTMENTS–1.6%
Investment Companies–1.6%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 4.75%(c)(d)(e) (cost $20,152,505)		20,152,505	20,152,505

Total Investments—100.6% (cost $1,017,004,432)			1,267,139,176

Other assets less liabilities—(0.6)%			(7,737,603)

Net Assets—100.0%			$1,259,401,573

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts

10 Yr Australian Bond Futures	361	June 2023	$29,653,784	$490,084

10 Yr Canadian Bond Futures	26	June 2023	2,427,051	98,143

10 Yr Japan Bond (OSE) Futures	26	June 2023	29,004,858	529,569

Euro Buxl 30 Yr Bond Futures	14	June 2023	2,138,677	124,182

Euro-BOBL Futures	62	June 2023	7,926,133	177,443

Euro-Bund Futures	44	June 2023	6,482,012	223,272

FTSE 100 Index Futures	137	June 2023	12,910,147	191,945

Long Gilt Futures	45	June 2023	5,737,162	(110,024)

Nikkei 225 (OSE) Futures	41	June 2023	8,658,558	92,389

OMXS 30 Index Futures	782	April 2023	16,701,980	659,370

U.S. T-Note 2 Yr (CBT) Futures	539	June 2023	111,278,235	1,224,716

U.S. T-Note 10 Yr (CBT) Futures	1,395	June 2023	160,316,016	4,472,335

U.S. Ultra Bond (CBT) Futures	385	June 2023	54,333,125	1,789,056

Sold Contracts

E-Mini Russell 2000 Index Futures	274	June 2023	24,844,950	(305,381)

Euro STOXX 50 Index Futures	273	June 2023	12,615,478	(508,541)

Hang Seng Index Futures	19	April 2023	2,478,624	(15,130)

MSCI Emerging Markets Futures	451	June 2023	22,448,525	(929,176)

MSCI Singapore IX ETS Futures	534	April 2023	12,288,661	(227,281)

S&P 500 E-Mini Futures	484	June 2023	100,133,550	(3,045,979)

S&P Mid 400 E-Mini Futures	64	June 2023	16,190,080	(361,193)

2023 Semi-Annual Report	21

Schedule of Investments (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)

S&P/TSX 60 Index Futures	353	June 2023	$63,166,496	$(964,055)

SPI 200 Futures	445	June 2023	53,475,924	(1,267,668)

TOPIX Index Futures	19	June 2023	2,866,993	(80,618)

				$2,257,458

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Bank of America, NA	EUR	50,598	USD	54,351	05/11/2023	$(636,204)

Bank of America, NA	USD	35,395	EUR	33,248	05/11/2023	737,702

BNP Paribas SA	SEK	259,585	USD	25,138	04/21/2023	103,656

BNP Paribas SA	USD	16,810	JPY	2,217,104	04/28/2023	(53,939)

Citibank, NA	AUD	27,439	USD	18,289	04/13/2023	(58,434)

Citibank, NA	JPY	6,177,934	USD	46,861	04/28/2023	170,599

Citibank, NA	USD	16,995	JPY	2,207,245	04/28/2023	(313,381)

Goldman Sachs Bank USA	USD	46,268	EUR	42,837	05/11/2023	284,585

Goldman Sachs Bank USA	CHF	17,016	USD	18,571	05/24/2023	(127,498)

Goldman Sachs Bank USA	USD	40,583	CHF	36,743	05/24/2023	(207,728)

Goldman Sachs Bank USA	USD	28,032	CAD	38,232	06/09/2023	286,462

HSBC Bank USA	USD	26,520	SEK	279,952	04/21/2023	478,776

JPMorgan Chase Bank, NA	NZD	2,432	USD	1,569	04/20/2023	47,777

JPMorgan Chase Bank, NA	USD	10,955	NOK	115,174	04/21/2023	54,691

JPMorgan Chase Bank, NA	USD	2,964	NOK	29,435	04/21/2023	(150,097)

JPMorgan Chase Bank, NA	USD	21,302	GBP	17,375	05/24/2023	153,561

Morgan Stanley Capital Services, Inc.	USD	48,026	AUD	69,670	04/13/2023	(1,440,189)

Morgan Stanley Capital Services, Inc.	NOK	87,623	USD	8,635	04/21/2023	259,224

Morgan Stanley Capital Services, Inc.	SEK	461,958	USD	44,506	04/21/2023	(46,017)

Morgan Stanley Capital Services, Inc.	USD	16,331	SEK	169,725	04/21/2023	37,150

Morgan Stanley Capital Services, Inc.	JPY	3,360,036	USD	25,310	04/28/2023	(83,672)

Morgan Stanley Capital Services, Inc.	CHF	65,974	USD	70,987	05/24/2023	(1,508,988)

						$(2,011,964)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00%	Quarterly	4.69%	USD	59,770	$817,654	$1,232,579	$(414,925)

* Termination date

22	Sanford C. Bernstein Fund, Inc.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency		Current Notional (000)	Maturity Date	Unrealized Appreciation (Depreciation)
Pay Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	2,969	06/16/2023	$(58,333)

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Affiliated investments.
(e)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-NAHY—North American High Yield Credit Default Swap Index

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2023 Semi-Annual Report	23

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

March 31, 2023 (Unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–52.3%
Funds and Investment Trusts–52.3%(a)(b)
AB All Market Real Return Portfolio–Class Z	23,558,860	$202,606,203
AB International Small Cap Portfolio–Class Z	17,125,534	185,127,024
Bernstein International Strategic Equities Portfolio–Class Z	64,036,204	721,047,654
Bernstein Small Cap Core Portfolio–Class Z	4,978,684	58,947,628
Sanford C Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z	3,425,858	85,817,756

Total Investment Companies (cost $1,162,600,917)		1,253,546,265

COMMON STOCKS–47.5%

Information Technology–11.2%
Communications Equipment–0.1%
Ciena Corp.(c)	14,490	761,014
Lumentum Holdings, Inc.(c)	15,540	839,316

		1,600,330

Electronic Equipment, Instruments & Components–0.6%
Avnet, Inc.	26,470	1,196,444
Belden, Inc.	10,264	890,607
CDW Corp./DE	45,364	8,840,990
Littelfuse, Inc.	3,512	941,264
Novanta, Inc.(c)	6,900	1,097,722
Shoals Technologies Group, Inc. Class A(c)	35,002	797,672

		13,764,699

IT Services–0.0%
DigitalOcean Holdings, Inc.(c)	13,068	511,874

Semiconductors & Semiconductor Equipment–2.2%
FormFactor, Inc.(c)	23,764	756,884
KLA Corp.	11,916	4,756,510
Kulicke & Soffa Industries, Inc.	20,567	1,083,675
Lattice Semiconductor Corp.(c)	14,186	1,354,764
MACOM Technology Solutions Holdings, Inc.(c)	12,220	865,664
Monolithic Power Systems, Inc.	1,090	545,588
NVIDIA Corp.	77,880	21,632,728
NXP Semiconductors NV	65,578	12,228,658
ON Semiconductor Corp.(c)	5,114	420,902
QUALCOMM, Inc.	57,652	7,355,114
Synaptics, Inc.(c)	10,360	1,151,514
Universal Display Corp.	8,000	1,241,040

		53,393,041

Company	Shares	U.S. $ Value
Software–5.9%
ACI Worldwide, Inc.(c)	32,700	$882,246
Adobe, Inc.(c)	27,934	10,764,540
Autodesk, Inc.(c)	30,750	6,400,712
CommVault Systems, Inc.(c)	13,572	770,075
Fair Isaac Corp.(c)	1,780	1,250,788
Five9, Inc.(c)	13,100	947,000
Freshworks, Inc. Class A(c)	47,180	724,684
Gen Digital, Inc.	499,743	8,575,589
HubSpot, Inc.(c)	2,380	1,020,425
Manhattan Associates, Inc.(c)	8,030	1,243,290
Microsoft Corp.(d)	277,156	79,903,786
Monday.com Ltd.(c)	5,216	744,442
Oracle Corp.	234,414	21,781,656
PTC, Inc.(c)	11,170	1,432,330
ServiceNow, Inc.(c)	7,858	3,651,770
Smartsheet, Inc. Class A(c)	22,810	1,090,318

		141,183,651

Technology Hardware, Storage & Peripherals–2.4%
Apple, Inc.(d)	321,954	53,090,214
Western Digital Corp.(c)	131,536	4,954,924

		58,045,138

		268,498,733

Health Care–7.5%
Biotechnology–1.1%
Arcus Biosciences, Inc.(c)	11,930	217,604
Ascendis Pharma A/S (ADR)(c)	2,824	302,682
Blueprint Medicines Corp.(c)	8,440	379,670
Coherus Biosciences, Inc.(c)	32,146	219,878
Intellia Therapeutics, Inc.(c)	8,520	317,540
IVERIC bio, Inc.(c)	19,180	466,650
Karuna Therapeutics, Inc.(c)	2,882	523,305
Legend Biotech Corp. (ADR)(c)	7,532	363,144
Natera, Inc.(c)	8,770	486,910
Regeneron Pharmaceuticals, Inc.(c)	7,152	5,875,762
Sarepta Therapeutics, Inc.(c)	5,300	730,500
Ultragenyx Pharmaceutical, Inc.(c)	8,326	333,872
Vertex Pharmaceuticals, Inc.(c)	53,230	16,770,862
Vir Biotechnology, Inc.(c)	13,206	307,304

		27,295,683

Health Care Equipment & Supplies–1.6%
Align Technology, Inc.(c)	11,062	3,696,256
AtriCure, Inc.(c)	17,720	734,494
Edwards Lifesciences Corp.(c)	158,590	13,120,068
Envista Holdings Corp.(c)	38,350	1,567,748
Insulet Corp.(c)	2,218	707,134
Integra LifeSciences Holdings Corp.(c)	25,290	1,451,899
iRhythm Technologies, Inc.(c)	5,842	724,460
Lantheus Holdings, Inc.(c)	14,630	1,207,852
Medtronic PLC	144,310	11,634,192
Silk Road Medical, Inc.(c)	13,806	540,228
Zimmer Biomet Holdings, Inc.	28,010	3,618,764

		39,003,095

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Health Care Providers & Services–2.3%
Acadia Healthcare Co., Inc.(c)	13,560	$979,710
Elevance Health, Inc.	23,564	10,834,504
Guardant Health, Inc.(c)	21,882	512,914
Inari Medical, Inc.(c)	10,944	675,682
Pediatrix Medical Group, Inc.(c)	66,817	996,241
UnitedHealth Group, Inc.	87,730	41,459,848

		55,458,899

Life Sciences Tools & Services–0.9%
ICON PLC(c)	3,064	654,440
Illumina, Inc.(c)	34,100	7,929,722
IQVIA Holdings, Inc.(c)	50,836	10,110,772
Repligen Corp.(c)	5,554	934,903
Syneos Health, Inc.(c)	16,100	573,482

		20,203,319

Pharmaceuticals–1.6%
Intra-Cellular Therapies, Inc.(c)	9,220	499,264
Johnson & Johnson	59,956	9,293,025
Pfizer, Inc.	35,952	1,466,842
Revance Therapeutics, Inc.(c)	9,650	310,826
Roche Holding AG (Sponsored ADR)	358,394	12,851,972
Viatris, Inc.	23,224	223,406
Zoetis, Inc.	80,800	13,448,352

		38,093,687

		180,054,683

Financials–7.0%
Banks–2.0%
Bank of America Corp.	636,610	18,207,018
BankUnited, Inc.	20,072	453,226
Comerica, Inc.	20,230	878,387
First BanCorp./Puerto Rico	92,554	1,056,967
First Citizens BancShares, Inc./NC–Class A	1,760	1,712,656
First Hawaiian, Inc.	52,590	1,084,932
PNC Financial Services Group, Inc. (The)	40,570	5,156,446
Synovus Financial Corp.	25,458	784,870
Texas Capital Bancshares, Inc.(c)	18,803	920,595
Webster Financial Corp.	16,594	654,135
Wells Fargo & Co.	423,224	15,820,076
Wintrust Financial Corp.	13,990	1,020,570
Zions Bancorp NA	27,175	813,348

		48,563,226

Capital Markets–1.4%
Ares Management Corp. Class A	7,446	621,294
Cboe Global Markets, Inc.	7,580	1,017,539
Charles Schwab Corp. (The)	109,828	5,752,738
Goldman Sachs Group, Inc. (The)	49,920	16,329,004
LPL Financial Holdings, Inc.	32,302	6,537,723
Moelis & Co.–Class A	19,509	749,926
PJT Partners, Inc. Class A	11,770	849,676
Stifel Financial Corp.	19,950	1,178,846

		33,036,746

Company	Shares	U.S. $ Value
Financial Services–2.1%
Flywire Corp.(c)	34,232	$1,005,022
PayPal Holdings, Inc.(c)	72,084	5,474,059
Shift4 Payments, Inc. Class A(c)	14,284	1,082,728
Visa, Inc.–Class A	191,402	43,153,494

		50,715,303

Insurance–1.5%
American Financial Group, Inc./OH	6,723	816,844
American International Group, Inc.	49,370	2,486,274
Everest Re Group Ltd.	4,120	1,475,042
Hanover Insurance Group, Inc. (The)	7,810	1,003,585
Kemper Corp.	16,920	924,847
Kinsale Capital Group, Inc.	4,008	1,202,700
Progressive Corp. (The)	140,404	20,086,053
Reinsurance Group of America, Inc.	7,580	1,006,321
Selective Insurance Group, Inc.	9,714	926,036
Trupanion, Inc.(c)	6,240	267,634
Willis Towers Watson PLC	23,548	5,471,852

		35,667,188

		167,982,463

Consumer Discretionary–5.4%
Automobile Components–0.1%
Dana, Inc.	46,055	693,128
Goodyear Tire & Rubber Co. (The)(c)	65,647	723,430

		1,416,558

Automobiles–0.2%
Stellantis NV	296,100	5,386,059

Broadline Retail–1.2%
Amazon.com, Inc.(c)	247,024	25,515,109
Driven Brands Holdings, Inc.(c)	36,420	1,103,890
Etsy, Inc.(c)	22,962	2,556,248

		29,175,247

Distributors–0.1%
Pool Corp.	2,880	986,227

Diversified Consumer Services–0.0%
ADT, Inc.	123,696	894,322

Hotels, Restaurants & Leisure–1.3%
Booking Holdings, Inc.(c)	4,736	12,561,814
Dine Brands Global, Inc.	12,711	859,772
Hilton Grand Vacations, Inc.(c)	28,300	1,257,369
Hyatt Hotels Corp. Class A(c)	37,840	4,230,022
Papa John’s International, Inc.	10,221	765,859
Planet Fitness, Inc. Class A(c)	15,730	1,221,671
Restaurant Brands International, Inc.	125,934	8,455,142
Vail Resorts, Inc.	4,100	958,088
Wingstop, Inc.	6,290	1,154,718

		31,464,455

Household Durables–0.2%
KB Home	24,300	976,374
NVR, Inc.(c)	166	919,412
PulteGroup, Inc.	24,582	1,432,639

2023 Semi-Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Taylor Morrison Home Corp.(c)	23,452	$897,273

		4,225,698

Specialty Retail–1.6%
AutoZone, Inc.(c)	4,174	10,257,860
Bath & Body Works, Inc.	23,980	877,188
Burlington Stores, Inc.(c)	4,740	957,954
Dynatrace, Inc.(c)	24,370	1,030,850
Five Below, Inc.(c)	6,942	1,429,844
Home Depot, Inc. (The)	74,012	21,842,422
Lithia Motors, Inc.	3,242	741,962
National Vision Holdings, Inc.(c)	10,558	198,894
Sally Beauty Holdings, Inc.(c)	59,730	930,593
Williams-Sonoma, Inc.	7,107	864,638

		39,132,205

Textiles, Apparel & Luxury Goods–0.7%
Carter’s, Inc.	9,120	655,910
NIKE, Inc.–Class B	113,328	13,898,424
Ralph Lauren Corp.	10,450	1,219,202
Tapestry, Inc.	28,440	1,226,048

		16,999,584

		129,680,355

Industrials–5.0%
Aerospace & Defense–0.8%
Axon Enterprise, Inc.(c)	6,034	1,356,520
Curtiss-Wright Corp.	5,110	900,688
Hexcel Corp.	12,160	829,920
Howmet Aerospace, Inc.	23,050	976,628
L3Harris Technologies, Inc.	7,140	1,400,958
Raytheon Technologies Corp.	129,344	12,666,658
Spirit AeroSystems Holdings, Inc.–Class A	31,210	1,077,682

		19,209,054

Building Products–0.5%
Armstrong World Industries, Inc.	8,430	600,553
Carlisle Cos., Inc.	4,390	992,448
Masonite International Corp.(c)	11,256	1,021,707
Otis Worldwide Corp.	118,758	10,023,090

		12,637,798

Commercial Services & Supplies–0.1%
Tetra Tech, Inc.	7,890	1,159,120

Construction & Engineering–0.5%
AECOM	102,694	8,659,074
Arcosa, Inc.	16,680	1,052,675
Dycom Industries, Inc.(c)	14,512	1,359,049
Fluor Corp.(c)	36,040	1,113,996

		12,184,794

Electrical Equipment–1.1%
Eaton Corp. PLC	94,668	16,220,415
Regal Rexnord Corp.	56,895	8,006,833
Sensata Technologies Holding PLC	21,790	1,089,936

Company	Shares	U.S. $ Value
Vertiv Holdings Co.	86,447	$1,237,057

		26,554,241

Ground Transportation–0.7%
CSX Corp.	367,050	10,989,447
Knight-Swift Transportation Holdings, Inc.	25,275	1,430,059
Saia, Inc.(c)	4,120	1,120,970
TFI International, Inc.	8,160	973,406
XPO, Inc.(c)	35,800	1,142,020

		15,655,902

Industrial Conglomerates–0.1%
Honeywell International, Inc.	8,620	1,647,454

Machinery–0.5%
Crane Holdings Co.	11,090	1,258,715
IDEX Corp.	2,720	628,402
Ingersoll Rand, Inc.	15,214	885,092
ITT, Inc.	9,890	853,508
Middleby Corp. (The)(c)	5,380	788,762
Oshkosh Corp.	9,452	786,217
PACCAR, Inc.	89,794	6,572,920
Timken Co. (The)	14,900	1,217,628

		12,991,244

Marine Transportation–0.0%
Star Bulk Carriers Corp.	44,700	944,064

Passenger Airlines–0.1%
Alaska Air Group, Inc.(c)	26,090	1,094,736

Professional Services–0.4%
Booz Allen Hamilton Holding Corp.	45,560	4,222,956
FTI Consulting, Inc.(c)	5,980	1,180,154
Genpact Ltd.	23,593	1,090,468
Korn Ferry	12,620	652,959
Robert Half International, Inc.	32,835	2,645,516

		9,792,053

Trading Companies & Distributors–0.2%
Herc Holdings, Inc.	10,450	1,190,255
SiteOne Landscape Supply, Inc.(c)	7,144	977,799
United Rentals, Inc.	6,952	2,751,324

		4,919,378

		118,789,838

Communication Services–4.4%
Diversified Telecommunication Services–0.7%
Comcast Corp.–Class A	455,736	17,276,952

Entertainment–0.3%
Walt Disney Co. (The)(c)	80,908	8,101,318

Interactive Media & Services–2.9%
Alphabet, Inc.–Class C(c)	475,588	49,461,048
Meta Platforms, Inc.–Class A(c)(d)	93,590	19,835,464

		69,296,512

26	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Media–0.1%
Criteo SA (Sponsored ADR)(c)	33,592	$1,058,316

Wireless Telecommunication Services–0.4%
T-Mobile US, Inc.(c)	66,550	9,639,102

		105,372,200

Consumer Staples–2.4%
Beverages–0.7%
Coca-Cola Co. (The)	186,250	11,553,025
Constellation Brands, Inc.–Class A	23,458	5,298,702

		16,851,727

Consumer Staples Distribution & Retail–1.3%
Costco Wholesale Corp.	20,536	10,203,226
Grocery Outlet Holding Corp.(c)	36,400	1,028,664
Walmart, Inc.	129,952	19,161,275

		30,393,165

Food Products–0.1%
Freshpet, Inc.(c)	10,930	723,457
Hain Celestial Group, Inc. (The)(c)	60,840	1,043,406
Nomad Foods Ltd.(c)	73,377	1,375,085

		3,141,948

Household Products–0.3%
Procter & Gamble Co. (The)	56,638	8,421,504

		58,808,344

Energy–1.8%
Energy Equipment & Services–0.5%
Baker Hughes Co.	362,708	10,467,724
Cactus, Inc. Class A	13,560	559,078
ChampionX Corp.	30,890	838,046
Helmerich & Payne, Inc.	521	18,626
NOV, Inc.	34,500	638,595
Patterson-UTI Energy, Inc.	41,840	489,528

		13,011,597

Oil, Gas & Consumable Fuels–1.3%
Cameco Corp.	45,700	1,195,969
Chevron Corp.	56,926	9,288,046
ConocoPhillips	19,748	1,959,200
EOG Resources, Inc.	115,652	13,257,074
HF Sinclair Corp.	17,181	831,217
Magnolia Oil & Gas Corp.–Class A	54,060	1,182,833
Matador Resources Co.	16,290	776,218
Permian Resources Corp.	55,018	577,689
Southwestern Energy Co.(c)	87,770	438,850
Targa Resources Corp.	8,310	606,214

		30,113,310

		43,124,907

Company	Shares	U.S. $ Value

Materials–1.0%
Chemicals–0.9%
FMC Corp.	8,150	$995,360
Huntsman Corp.	41,210	1,127,506
Innospec, Inc.	1,550	159,139
Linde PLC	26,302	9,348,782
LyondellBasell Industries NV–Class A	114,946	10,792,280

		22,423,067

Containers & Packaging–0.1%
Berry Global Group, Inc.	23,530	1,385,917

Metals & Mining–0.0%
ATI, Inc.(c)	25,800	1,018,068

		24,827,052

Utilities–0.9%
Electric Utilities–0.9%
American Electric Power Co., Inc.	116,858	10,632,819
IDACORP, Inc.	13,146	1,424,106
NextEra Energy, Inc.	116,378	8,970,416

		21,027,341

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	10,355	646,670

		21,674,011

Real Estate–0.9%
Diversified REITs–0.0%
Broadstone Net Lease, Inc.–Class A	45,764	778,446

Health Care REITs–0.1%
Physicians Realty Trust	69,510	1,037,784

Industrial REITs–0.4%
Prologis, Inc.	61,872	7,719,770
STAG Industrial, Inc.	36,120	1,221,578

		8,941,348

Residential REITs–0.0%
Camden Property Trust	8,862	929,092

Specialized REITs–0.4%
American Tower Corp.	37,724	7,708,522
CubeSmart	25,667	1,186,329

		8,894,851

		20,581,521

Total Common Stocks (cost $627,570,304)		1,139,394,107

2023 Semi-Annual Report	27

Schedule of Investments (continued)

	Notional Amount		U.S. $ Value

PURCHASED OPTIONS—PUTS –1.3%
Options on Equity Indices–1.3%
Euro STOXX 50 Index Expiration: Feb 2024; Contracts: 41,410; Exercise Price: EUR 3,500.00; Counterparty: UBS AG(c)	EUR	144,935,000	$4,119,898
FTSE 100 Index Expiration: Jan 2024; Contracts: 9,320; Exercise Price: GBP 6,600.00; Counterparty: UBS AG(c)	GBP	61,512,000	1,470,458
Nikkei 225 Index Expiration: Mar 2024; Contracts: 562,000; Exercise Price: JPY 22,000.00; Counterparty: UBS AG(c)	JPY	12,364,000,000	1,867,899
S&P 500 Index Expiration: Jan 2024; Contracts: 343,900; Exercise Price: USD 3,300.00; Counterparty: UBS AG(c)	USD	1,134,870,000	23,738,038

Total Purchased Options—Puts (premiums paid $35,891,616)			31,196,293

Total Investments—101.1% (cost $1,826,062,837)			2,424,136,665

Other assets less liabilities—(1.1)%			(27,160,455)

Net Assets—100.0%			$2,396,976,210

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts

FTSE 100 Index Futures	858	June 2023	$80,853,330	$1,018,067

Hang Seng Index Futures	296	April 2023	38,614,352	1,548,923

Nikkei 225 (OSE) Futures	80	June 2023	16,894,747	161,790

OMXS 30 Index Futures	1,403	April 2023	29,965,317	1,184,453

S&P 500 E-Mini Futures	29	June 2023	5,999,738	197,299

TOPIX Index Futures	416	June 2023	62,772,058	(316,710)

U.S. T-Note 2 Yr (CBT) Futures	1,210	June 2023	249,808,283	2,749,362

U.S. T-Note 10 Yr (CBT) Futures	3,123	June 2023	358,901,016	10,011,488

U.S. Ultra Bond (CBT) Futures	862	June 2023	121,649,750	4,005,626

Sold Contracts

E-Mini Russell 2000 Index Futures	679	June 2023	61,568,325	(792,514)

Euro STOXX 50 Index Futures	1,009	June 2023	46,626,435	(2,124,525)

FTSE 100 Index Futures	684	June 2023	64,456,501	(312,535)

Hang Seng Index Futures	345	April 2023	45,006,592	(274,731)

MSCI Emerging Markets Futures	1,376	June 2023	68,490,400	(2,641,113)

MSCI Singapore IX ETS Futures	1,039	April 2023	23,909,961	(442,218)

S&P 500 E-Mini Futures	370	June 2023	76,548,375	(1,677,858)

S&P Mid 400 E-Mini Futures	165	June 2023	41,740,050	(940,126)

S&P/TSX 60 Index Futures	715	June 2023	127,943,470	(1,952,690)

SPI 200 Futures	887	June 2023	106,591,337	(2,526,790)

TOPIX Index Futures	537	June 2023	81,030,277	(3,184,793)

				$3,690,405

28	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Bank of America, NA	EUR	84,271	USD	90,523	05/11/2023	$(1,059,604)

Bank of America, NA	USD	44,424	EUR	41,729	05/11/2023	925,871

BNP Paribas SA	SEK	499,653	USD	48,387	04/21/2023	199,519

BNP Paribas SA	USD	32,702	JPY	4,313,116	04/28/2023	(104,932)

Citibank, NA	AUD	51,632	USD	34,414	04/13/2023	(109,956)

Citibank, NA	JPY	12,041,716	USD	91,339	04/28/2023	332,522

Citibank, NA	USD	18,278	JPY	2,373,855	04/28/2023	(337,036)

Goldman Sachs Bank USA	USD	87,219	EUR	80,750	05/11/2023	536,467

Goldman Sachs Bank USA	CHF	32,750	USD	35,742	05/24/2023	(245,389)

Goldman Sachs Bank USA	USD	84,721	CHF	76,704	05/24/2023	(433,652)

Goldman Sachs Bank USA	USD	46,651	CAD	63,626	06/09/2023	476,735

HSBC Bank USA	USD	52,160	SEK	550,612	04/21/2023	941,661

JPMorgan Chase Bank	NZD	5,077	USD	3,275	04/20/2023	99,737

JPMorgan Chase Bank	USD	21,224	NOK	223,144	04/21/2023	105,963

JPMorgan Chase Bank	USD	5,272	NOK	52,359	04/21/2023	(266,988)

JPMorgan Chase Bank	USD	34,141	GBP	27,847	05/24/2023	246,114

Morgan Stanley & Co., Inc.	USD	87,926	AUD	127,579	04/13/2023	(2,618,232)

Morgan Stanley & Co., Inc.	NOK	170,201	USD	16,773	04/21/2023	503,519

Morgan Stanley & Co., Inc.	SEK	898,684	USD	86,581	04/21/2023	(89,521)

Morgan Stanley & Co., Inc.	USD	29,523	SEK	306,825	04/21/2023	67,158

Morgan Stanley & Co., Inc.	JPY	5,993,945	USD	45,151	04/28/2023	(149,262)

Morgan Stanley & Co., Inc.	CHF	127,190	USD	136,855	05/24/2023	(2,909,159)

						$(3,888,465)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00%	Quarterly	4.69%	USD	116,160	$1,589,070	$2,395,458	$(806,388)

* Termination date

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
PAY Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	11,106	06/16/2023	$(218,209)

(a)	Affiliated investments.
(b)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(c)	Non-income producing security.
(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

2023 Semi-Annual Report	29

Schedule of Investments (continued)

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

CDX-NAHY—North American High Yield Credit Default Swap Index

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

30	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

March 31, 2023 (Unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–27.5%
Australia–0.2%
Australia Government Bond Series 145 2.75%, 06/21/2035(a)	AUD	518	$323,246
Series 150 3.00%, 03/21/2047(a)		1,043	610,274
Series 165 1.75%, 11/21/2032(a)		1,088	636,146

			1,569,666

Austria–0.6%
Republic of Austria Government Bond 0.00%, 02/20/2030(a)	EUR	405	361,986
0.90%, 02/20/2032(a)		5,412	4,957,808

			5,319,794

Belgium–0.3%
Kingdom of Belgium Government Bond
Series 84 1.45%, 06/22/2037(a)		1,242	1,083,876
Series 96 2.75%, 04/22/2039(a)		1,442	1,469,485

			2,553,361

Canada–0.5%
Canadian Government Bond 1.75%, 12/01/2053	CAD	2,305	1,275,024
2.25%, 12/01/2029		808	575,620
2.75%, 09/01/2027		2,588	1,888,426

			3,739,070

China–1.0%
China Government Bond Series INBK 2.80%, 03/24/2029	CNY	13,960	2,030,534
3.01%, 05/13/2028		19,890	2,937,197
3.81%, 09/14/2050		18,950	3,024,256

			7,991,987

Germany–0.6%
Bundesrepublik Deutschland Bundesanleihe 0.25%, 02/15/2029(a)	EUR	950	916,870
1.80%, 08/15/2053(a)		2,125	2,023,126
3.25%, 07/04/2042(a)		1,775	2,163,282

			5,103,278

Indonesia–0.2%
Indonesia Treasury Bond Series FR87 6.50%, 02/15/2031	IDR	19,486,000	1,290,966

	Principal Amount (000)		U.S. $ Value
Italy–0.3%
Italy Buoni Poliennali Del Tesoro Series 10Y 4.40%, 05/01/2033(a)	EUR	1,257	$1,398,988
Series 13Y 4.00%, 04/30/2035(a)		835	885,462

			2,284,450

Japan–2.1%
Japan Government Five Year Bond
Series 140 0.10%, 06/20/2024	JPY	264,600	1,998,046
Series 156 0.20%, 12/20/2027		451,050	3,413,814
Japan Government Ten Year Bond Series 335 0.50%, 09/20/2024		632,600	4,806,092
Japan Government Thirty Year Bond Series 68 0.60%, 09/20/2050		198,950	1,265,324
Series 74 1.00%, 03/20/2052		47,250	331,450
Japan Government Twenty Year Bond
Series 140 1.70%, 09/20/2032		146,450	1,238,656
Series 171 0.30%, 12/20/2039		112,650	766,512
Series 183 1.40%, 12/20/2042		532,450	4,265,415

			18,085,309

Malaysia–0.1%
Malaysia Government Bond Series 310 4.498%, 04/15/2030	MYR	4,736	1,115,925

Mexico–0.1%
Mexican Bonos Series M 20 8.50%, 05/31/2029	MXN	16,955	926,252

South Korea–2.0%
Korea Treasury Bond Series 2506 3.125%, 06/10/2025	KRW	15,958,420	12,198,049
Series 2703 2.375%, 03/10/2027		6,846,450	5,072,748

			17,270,797

Spain–0.3%
Spain Government Bond 3.90%, 07/30/2039(a)	EUR	2,511	2,796,460

United Kingdom–0.6%
United Kingdom Gilt 0.875%, 01/31/2046(a)	GBP	2,808	1,897,792
1.25%, 10/22/2041(a)		825	670,840
1.25%, 07/31/2051(a)		201	138,072
1.50%, 07/31/2053(a)		1,097	790,356

2023 Semi-Annual Report	31

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
1.75%, 09/07/2037(a)	GBP	945	$905,626
3.75%, 01/29/2038(a)		647	792,912

			5,195,598

United States–18.6%
U.S. Treasury Bonds 1.125%, 08/15/2040(b)(c)	U.S.$	9,703	6,396,400
1.25%, 05/15/2050		8,388	4,851,992
1.75%, 08/15/2041		6,975	5,039,582
1.875%, 02/15/2051		5,892	4,004,922
2.00%, 11/15/2041		2,643	1,988,556
2.00%, 02/15/2050		215	151,676
2.00%, 08/15/2051		5,771	4,039,560
2.25%, 08/15/2046		854	641,834
2.25%, 08/15/2049		590	441,578
2.25%, 02/15/2052		139	102,942
2.375%, 02/15/2042		1,485	1,191,160
2.375%, 11/15/2049		450	346,078
2.875%, 05/15/2049		905	770,946
2.875%, 05/15/2052		1,035	881,197
3.00%, 11/15/2045		169	146,554
3.00%, 08/15/2052		321	280,500
3.25%, 05/15/2042		2,114	1,947,046
3.375%, 08/15/2042		1,464	1,371,668
3.375%, 11/15/2048		495	461,278
3.625%, 08/15/2043		1,873	1,812,326
3.875%, 02/15/2043		789	794,470
4.00%, 11/15/2042		1,364	1,398,424
4.375%, 11/15/2039(b)		5,290	5,768,580
U.S. Treasury Notes 0.25%, 05/31/2025		1,309	1,207,328
0.375%, 01/31/2026		5,434	4,929,838
0.625%, 07/31/2026		1,865	1,681,122
0.875%, 09/30/2026		6,397	5,788,832
1.25%, 11/30/2026(c)		8,434	7,709,386
1.25%, 12/31/2026		1,505	1,373,782
1.25%, 08/15/2031		2,242	1,878,824
1.375%, 11/15/2031		4,369	3,684,212
1.50%, 02/15/2030(b)		3,867	3,386,042
1.625%, 05/15/2026(c)		6,600	6,174,000
1.875%, 02/28/2027		2,357	2,197,534
2.125%, 05/31/2026		5,545	5,266,018
2.25%, 02/15/2027(b)		12,993	12,298,686
2.50%, 04/30/2024		5,719	5,590,322
2.75%, 04/30/2027		745	716,910
2.75%, 07/31/2027		7,319	7,040,626
2.875%, 09/30/2023		5,987	5,934,614
2.875%, 05/15/2032		5,146	4,893,006
3.125%, 08/31/2027		598	584,256
3.25%, 08/31/2024		6,518	6,415,762
3.50%, 01/31/2028		1,820	1,808,626
3.50%, 02/15/2033		965	965,754
3.875%, 11/30/2027		12,989	13,110,470
3.875%, 12/31/2027		2,990	3,019,066
4.125%, 09/30/2027		1,748	1,779,410

	Principal Amount (000)		U.S. $ Value
4.125%, 11/15/2032	U.S.$	3,595	$3,774,960

			158,038,655

Total Governments—Treasuries (cost $249,545,003)			233,281,568

CORPORATES—INVESTMENT GRADE–20.0%

Financial Institutions–9.6%
Banking–7.2%
AIB Group PLC 0.50%, 11/17/2027(a)	EUR	700	659,056
7.583%, 10/14/2026(a)	U.S.$	1,524	1,561,444
American Express Co. 4.90%, 02/13/2026		306	308,418
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(a)		1,095	987,074
Banco Santander SA 4.175%, 03/24/2028		1,600	1,500,656
Bank of America Corp. 3.559%, 04/23/2027		369	351,694
4.376%, 04/27/2028		1,066	1,033,530
Bank of Ireland Group PLC 0.375%, 05/10/2027(a)	EUR	440	420,414
6.253%, 09/16/2026(a)	U.S.$	497	495,240
Banque Federative du Credit Mutuel SA 3.875%, 06/16/2032(a)	EUR	500	520,696
4.753%, 07/13/2027(a)	U.S.$	224	218,268
4.935%, 01/26/2026(a)		889	877,408
Barclays PLC 6.125%, 12/15/2025(d)		573	489,490
7.385%, 11/02/2028		1,202	1,272,737
BNP Paribas SA 2.871%, 04/19/2032(a)		498	414,624
4.625%, 02/25/2031(a)(d)		1,469	1,086,795
7.375%, 08/19/2025(a)(d)		200	189,482
BPCE SA 5.975%, 01/18/2027(a)		665	664,148
CaixaBank SA 0.375%, 11/18/2026(a)	EUR	100	97,686
1.50%, 12/03/2026(a)	GBP	100	108,530
6.208%, 01/18/2029(a)	U.S.$	498	500,984
Capital One Financial Corp. 3.273%, 03/01/2030		209	179,476
4.927%, 05/10/2028		180	173,032
5.468%, 02/01/2029		164	159,868
Citigroup, Inc.
2.666%, 01/29/2031		129	110,204
4.075%, 04/23/2029		415	395,486
8.87% (LIBOR 3 Month + 4.07%), 07/30/2023(d)(e)		194	192,954
Series P 5.95%, 05/15/2025(d)		367	348,400
Series W 4.00%, 12/10/2025(d)		574	502,967

32	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Series Y 4.15%, 11/15/2026(d)	U.S.$	340	$278,011
Citizens Financial Group, Inc. 4.30%, 12/03/2025		376	337,938
Commonwealth Bank of Australia 3.784%, 03/14/2032(a)		311	262,074
Cooperatieve Rabobank UA 4.625%, 05/23/2029(a)	GBP	495	558,906
5.564%, 02/28/2029(a)	U.S.$	672	676,570
Credit Suisse Group AG 4.194%, 04/01/2031(a)		1,262	1,112,187
6.373%, 07/15/2026(a)		832	808,954
Danske Bank A/S 3.875%, 09/12/2023(a)		542	538,260
4.298%, 04/01/2028(a)		497	468,079
6.466%, 01/09/2026(a)		838	839,517
Deutsche Bank AG 3.25%, 05/24/2028(a)	EUR	300	295,004
Deutsche Bank AG/New York NY 2.129%, 11/24/2026	U.S.$	272	234,054
3.961%, 11/26/2025		455	430,158
6.119%, 07/14/2026		596	578,353
6.72%, 01/18/2029		255	253,898
Discover Bank 4.682%, 08/09/2028		300	276,526
Discover Financial Services 6.70%, 11/29/2032		221	228,094
Federation Des Caisses Desjard 4.55%, 08/23/2027(a)		405	395,814
Federation des Caisses Desjardins du Quebec 4.55%, 08/23/2027(a)		405	395,815
Goldman Sachs Group, Inc. (The) 3.625%, 10/29/2029(a)	GBP	500	556,106
Series V 4.125%, 11/10/2026(d)	U.S.$	676	561,702
HSBC Holdings PLC 2.804%, 05/24/2032		463	378,354
5.21%, 08/11/2028		483	478,982
6.254%, 03/09/2034		900	940,860
7.336%, 11/03/2026		1,481	1,541,040
8.00%, 03/07/2028(d)		467	466,856
8.113%, 11/03/2033		200	223,344
ING Groep NV 6.75%, 04/16/2024(a)(d)		281	259,524
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		970	944,780
7.00%, 11/21/2025(a)		589	597,740
JPMorgan Chase & Co. 1.09%, 03/11/2027(a)	EUR	427	425,946
2.58%, 04/22/2032	U.S.$	749	630,906
4.005%, 04/23/2029		112	107,026
4.565%, 06/14/2030		779	758,270
Series X 6.10%, 10/01/2024(d)		360	351,842
KBC Group NV 5.796%, 01/19/2029(a)		750	754,605

	Principal Amount (000)		U.S. $ Value
Lloyds Banking Group PLC 5.871%, 03/06/2029	U.S.$	806	$813,052
7.50%, 06/27/2024(d)		216	203,896
7.953%, 11/15/2033		638	705,430
Mitsubishi UFJ Financial Group, Inc. 5.475%, 02/22/2031		850	856,706
Mizuho Financial Group, Inc. 5.414%, 09/13/2028		787	790,092
5.739%, 05/27/2031		672	685,534
Morgan Stanley 0.406%, 10/29/2027	EUR	677	641,447
4.21%, 04/20/2028	U.S.$	516	501,284
4.656%, 03/02/2029	EUR	385	425,232
4.813%, 10/25/2028		620	687,976
6.296%, 10/18/2028	U.S.$	637	670,067
Series G 3.772%, 01/24/2029		450	426,380
Nationwide Building Society 2.972%, 02/16/2028(a)		1,007	912,875
5.895% (SOFR + 1.29%), 02/16/2028(a)(e)		584	558,596
NatWest Group PLC 0.78%, 02/26/2030(a)	EUR	750	654,124
4.269%, 03/22/2025	U.S.$	666	652,794
5.847%, 03/02/2027		254	254,580
7.472%, 11/10/2026		900	933,515
PNC Financial Services Group, Inc. (The) 5.068%, 01/24/2034		218	215,228
Series O 8.492% (LIBOR 3 Month + 3.68%), 05/01/2023(d)(e)		56	55,472
Santander Holdings USA, Inc. 2.49%, 01/06/2028		585	506,019
4.26%, 06/09/2025		158	152,480
6.499%, 03/09/2029		793	792,500
Santander UK Group Holdings PLC 0.603%, 09/13/2029(a)	EUR	151	130,512
2.469%, 01/11/2028	U.S.$	687	603,922
6.833%, 11/21/2026		1,334	1,352,156
Societe Generale SA 2.797%, 01/19/2028(a)		1,142	1,008,775
6.447%, 01/12/2027(a)		678	676,204
Standard Chartered PLC 2.608%, 01/12/2028(a)		455	403,416
3.971%, 03/30/2026(a)		550	528,946
6.00%, 07/26/2025(a)(d)		558	519,766
6.17%, 01/09/2027(a)		200	200,966
6.312% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(d)(e)		1,100	925,397
7.776%, 11/16/2025(a)		513	524,712
Svenska Handelsbanken AB 4.75%, 03/01/2031(a)(d)		300	239,916
Series . 4.75%, 03/01/2031(a)(d)		300	239,916
Swedbank AB
Series G 3.625%, 08/23/2032(a)	EUR	695	699,474

2023 Semi-Annual Report	33

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series NC5 5.625%, 09/17/2024(a)(d)	U.S.$	400	$380,300
Truist Financial Corp. 1.95%, 06/05/2030		211	170,262
5.122%, 01/26/2034		576	561,087
UBS Group AG 4.488%, 05/12/2026(a)		254	245,034
6.182% (SOFR + 1.58%), 05/12/2026(a)(e)		845	841,628
7.00%, 02/19/2025(a)(d)		400	376,476
UniCredit SpA 1.982%, 06/03/2027(a)		202	176,620
2.569%, 09/22/2026(a)		1,264	1,142,568
3.127%, 06/03/2032(a)		554	434,840
US Bancorp Series J 5.30%, 04/15/2027(d)		423	362,426
Wells Fargo & Co. 3.584%, 05/22/2028		168	158,218
3.90%, 03/15/2026(d)		195	171,269
Series BB 3.90%, 03/15/2026(d)		195	171,269

			61,108,210

Brokerage–0.4%
Charles Schwab Corp. (The) 2.90%, 03/03/2032		3	2,504
5.122% (SOFR + 0.52%), 05/13/2026(e)		564	540,668
Series G 5.375%, 06/01/2025(d)		210	199,010
Series I 4.00%, 06/01/2026(d)		1,742	1,431,802
Nomura Holdings, Inc. 5.709%, 01/09/2026		1,197	1,198,376

			3,372,360

Finance–0.8%
Air Lease Corp. 2.10%, 09/01/2028		114	95,186
2.875%, 01/15/2026		104	96,958
3.625%, 04/01/2027		51	47,354
Aircastle Ltd. 2.85%, 01/26/2028(a)		1,604	1,383,145
4.125%, 05/01/2024		215	210,161
4.25%, 06/15/2026		249	235,614
5.25%, 08/11/2025(a)		849	829,507
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		675	600,034
1.95%, 09/20/2026(a)		285	246,671
3.50%, 11/01/2027(a)		267	238,126
4.125%, 08/01/2025(a)		12	11,414
4.375%, 01/30/2024(a)		290	285,134
4.875%, 10/01/2025(a)		271	261,311
5.50%, 12/15/2024(a)		828	818,411
Synchrony Financial 2.875%, 10/28/2031		1,032	735,672

	Principal Amount (000)		U.S. $ Value
3.95%, 12/01/2027	U.S.$	298	$252,788
4.50%, 07/23/2025		109	98,953
4.875%, 06/13/2025		109	101,064

			6,547,503

Insurance–0.5%
Alleghany Corp. 3.625%, 05/15/2030		474	447,802
Allianz SE 2.121%, 07/08/2050(a)	EUR	200	176,908
4.252%, 07/05/2052(a)		300	299,410
Credit Agricole Assurances SA 1.50%, 10/06/2031(a)		700	577,796
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)	U.S.$	423	367,680
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		420	564,694
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(a)		800	751,888
Voya Financial, Inc. 5.65%, 05/15/2053		895	861,877

			4,048,055

REITs–0.7%
American Tower Corp. 0.50%, 01/15/2028	EUR	720	651,720
0.875%, 05/21/2029		880	767,802
3.65%, 03/15/2027	U.S.$	413	392,044
4.05%, 03/15/2032		208	190,381
Annington Funding PLC 3.184%, 07/12/2029(a)	GBP	305	315,024
Digital Euro Finco LLC 2.50%, 01/16/2026(a)	EUR	820	830,241
Essential Properties LP 2.95%, 07/15/2031	U.S.$	533	393,424
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		955	779,729
Host Hotels & Resorts LP Series E 4.00%, 06/15/2025		268	257,572
Series I 3.50%, 09/15/2030		189	160,210
Omega Healthcare Investors, Inc. 3.25%, 04/15/2033		425	310,296
3.625%, 10/01/2029		67	56,252
SBB Treasury Oyj 0.75%, 12/14/2028(a)	EUR	366	223,530
1.125%, 11/26/2029(a)		111	65,604
Vornado Realty LP 3.40%, 06/01/2031		852	589,566
WPC Eurobond BV 0.95%, 06/01/2030	EUR	277	221,848
1.35%, 04/15/2028		138	123,422

			6,328,665

			81,404,793

34	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Industrial–9.4%
Basic–0.5%
Air Products and Chemicals, Inc. 4.00%, 03/03/2035	EUR	650	$710,296
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)	U.S.$	201	169,544
7.25%, 02/13/2033(a)		449	430,142
Celanese US Holdings LLC 5.90%, 07/05/2024		1,039	1,039,487
Freeport Indonesia PT 4.763%, 04/14/2027(a)		585	569,388
Glencore Capital Finance DAC 1.125%, 03/10/2028(a)	EUR	260	242,658
LyondellBasell Industries NV 5.75%, 04/15/2024	U.S.$	277	277,164
Nucor Corp. 4.30%, 05/23/2027		180	176,770
Orbia Advance Corp. SAB de CV 2.875%, 05/11/2031(a)		365	287,278
WRKCo, Inc. 4.00%, 03/15/2028		519	494,976

			4,397,703

Capital Goods–0.5%
CNH Industrial Capital LLC 3.95%, 05/23/2025		815	794,984
Flowserve Corp. 2.80%, 01/15/2032		530	420,953
Parker-Hannifin Corp.
3.25%, 06/14/2029		223	205,458
4.50%, 09/15/2029		667	662,584
Raytheon Technologies Corp. 4.125%, 11/16/2028		671	661,210
Regal Rexnord Corp. 6.05%, 02/15/2026(a)		1,028	1,035,031
Trane Technologies Financing Ltd. 5.25%, 03/03/2033		159	164,379
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		162	154,584
4.40%, 03/15/2024		343	338,428

			4,437,611

Communications—Media–0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.80%, 03/01/2050		66	50,209
5.125%, 07/01/2049		100	78,980
5.375%, 05/01/2047		140	115,082
Discovery Communications LLC 4.125%, 05/15/2029		156	145,060
4.65%, 05/15/2050		115	87,686
5.20%, 09/20/2047		599	493,719
5.30%, 05/15/2049		96	80,082
Fox Corp. 4.709%, 01/25/2029		210	208,138

	Principal Amount (000)		U.S. $ Value
5.576%, 01/25/2049	U.S.$	795	$760,386
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		725	709,782
Netflix, Inc. 5.875%, 11/15/2028		615	647,718
Paramount Global 4.20%, 05/19/2032		109	93,642
4.95%, 01/15/2031		675	622,356
Prosus NV 3.257%, 01/19/2027(a)		604	548,130
3.68%, 01/21/2030(a)		786	665,644
Tencent Holdings Ltd. 3.24%, 06/03/2050(a)		525	343,646
Time Warner Cable LLC 4.50%, 09/15/2042		290	223,102
Warnermedia Holdings, Inc. 3.755%, 03/15/2027(a)		206	194,068
4.279%, 03/15/2032(a)		947	844,990

			6,912,420

Communications—Telecommunications–0.2%
Bell Telephone Co. of Canada or Bell Canada (The) 3.00%, 03/17/2031	CAD	107	70,140
4.55%, 02/09/2030		73	53,764
5.15%, 02/09/2053		181	130,968
5.85%, 11/10/2032		422	335,102
CK Hutchison Group Telecom Finance SA 1.125%, 10/17/2028(a)	EUR	940	856,240
TELUS Corp. 5.25%, 11/15/2032	CAD	542	410,086
Vodafone Group PLC 4.20%, 12/13/2027(a)	AUD	30	19,558

			1,875,858

Consumer Cyclical—Automotive–0.7%
General Motors Co. 6.125%, 10/01/2025	U.S.$	169	171,955
6.80%, 10/01/2027		100	105,757
General Motors Financial Co., Inc.
0.60%, 05/20/2027(a)	EUR	755	707,548
5.25%, 03/01/2026	U.S.$	206	206,026
Harley-Davidson Financial Services, Inc.
3.05%, 02/14/2027(a)		1,711	1,534,236
6.50%, 03/10/2028(a)		111	112,458
Lear Corp.
3.50%, 05/30/2030		43	37,930
4.25%, 05/15/2029		603	570,812
Mercedes-Benz Finance North America LLC 4.80%, 03/30/2026(a)		408	408,342
Nissan Motor Acceptance Co. LLC
1.85%, 09/16/2026(a)		175	151,362
2.45%, 09/15/2028(a)		288	233,442

2023 Semi-Annual Report	35

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)	U.S.$	1,550	$1,442,352
Volkswagen International Finance NV 3.50%, 06/17/2025(a)(d)	EUR	400	409,078

			6,091,298

Consumer Cyclical—Entertainment–0.1%
Hasbro, Inc. 3.90%, 11/19/2029	U.S.$	626	570,092

Consumer Cyclical—Other–0.3%
Las Vegas Sands Corp. 3.90%, 08/08/2029		1,121	1,012,453
Marriott International, Inc./MD 4.90%, 04/15/2029		716	709,363
Series EE 5.75%, 05/01/2025		77	77,878
MDC Holdings, Inc. 6.00%, 01/15/2043		1,027	891,713

			2,691,407

Consumer Cyclical—Retailers–0.4%
Advance Auto Parts, Inc. 3.50%, 03/15/2032		16	13,600
3.90%, 04/15/2030		1,234	1,122,804
AutoNation, Inc. 3.80%, 11/15/2027		195	180,332
3.85%, 03/01/2032		22	18,748
4.75%, 06/01/2030		65	61,260
Lowe’s Cos., Inc. 5.80%, 09/15/2062		406	408,245
PVH Corp. 3.125%, 12/15/2027(a)	EUR	385	387,892
Ross Stores, Inc. 4.70%, 04/15/2027	U.S.$	1,097	1,089,497
VF Corp.
4.125%, 03/07/2026	EUR	170	184,986
4.25%, 03/07/2029		179	193,594

			3,660,958

Consumer Non-Cyclical–0.9%
Altria Group, Inc.
3.125%, 06/15/2031		768	711,318
3.40%, 05/06/2030	U.S.$	985	876,670
4.80%, 02/14/2029		200	198,596
Amgen, Inc. 4.40%, 02/22/2062		481	406,026
BAT Capital Corp.
2.259%, 03/25/2028		1,614	1,386,184
4.70%, 04/02/2027		245	240,440
4.906%, 04/02/2030		292	281,680
7.75%, 10/19/2032		125	138,630
Cargill, Inc. 5.125%, 10/11/2032(a)		446	460,508
Cigna Group (The) 4.375%, 10/15/2028		416	409,760
CVS Health Corp. 4.30%, 03/25/2028		32	31,431

	Principal Amount (000)		U.S. $ Value
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	U.S.$	810	$605,410
Philip Morris International, Inc. 4.875%, 02/13/2026		594	598,354
5.00%, 11/17/2025		390	393,326
5.625%, 11/17/2029		138	144,236
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		225	223,378
Zoetis, Inc. 5.40%, 11/14/2025		646	657,377

			7,763,324

Energy–1.5%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		1,736	1,204,333
BP Capital Markets PLC
3.25%, 03/22/2026(a)(d)	EUR	218	218,408
3.625%, 03/22/2029(a)(d)		578	546,142
Continental Resources, Inc./OK
2.875%, 04/01/2032(a)	U.S.$	796	617,974
5.75%, 01/15/2031(a)		905	868,510
Devon Energy Corp. 5.60%, 07/15/2041		383	366,898
Ecopetrol SA
4.625%, 11/02/2031		101	77,230
5.875%, 11/02/2051		358	238,518
6.875%, 04/29/2030		80	73,204
Enbridge Pipelines, Inc. 2.82%, 05/12/2031	CAD	192	123,336
Enbridge, Inc. 6.10%, 11/09/2032		186	148,550
Energy Transfer LP 3.90%, 07/15/2026	U.S.$	407	390,724
Eni SpA 4.25%, 05/09/2029(a)		350	330,282
Series NC9
3.375%, 07/13/2029(a)(d)	EUR	590	532,736
EQT Corp. 5.70%, 04/01/2028	U.S.$	388	388,916
Marathon Petroleum Corp. 5.125%, 12/15/2026		269	271,400
Oleoducto Central SA 4.00%, 07/14/2027(a)		1,046	899,429
ONEOK Partners LP 6.125%, 02/01/2041		72	70,946
ONEOK, Inc.
3.40%, 09/01/2029		37	32,954
4.00%, 07/13/2027		263	251,386
4.35%, 03/15/2029		333	315,138
6.10%, 11/15/2032		78	80,780
6.35%, 01/15/2031		438	457,553
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		287	256,652

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Suncor Energy, Inc.
6.50%, 06/15/2038	U.S.$	166	$178,108
6.80%, 05/15/2038		436	478,810
6.85%, 06/01/2039		281	307,538
TotalEnergies SE 2.00%, 01/17/2027(a)(d)	EUR	505	474,454
Series NC7 1.625%, 10/25/2027(a)(d)		304	272,596
Var Energi ASA
7.50%, 01/15/2028(a)	U.S.$	1,430	1,503,058
8.00%, 11/15/2032(a)		749	801,760

			12,778,323

Services–0.8%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		1,590	1,306,710
Amazon.com, Inc. 4.55%, 12/01/2027		1,024	1,039,370
Booking Holdings, Inc. 4.50%, 11/15/2031	EUR	805	908,126
4.625%, 04/13/2030	U.S.$	585	584,316
Chicago Parking Meters LLC 4.93%, 12/30/2025(f)		800	782,965
Expedia Group, Inc. 4.625%, 08/01/2027		159	156,370
6.25%, 05/01/2025(a)		33	33,443
Global Payments, Inc. 3.20%, 08/15/2029		253	222,850
4.875%, 03/17/2031	EUR	232	251,558
5.30%, 08/15/2029	U.S.$	281	277,904
5.40%, 08/15/2032		343	335,900
S&P Global, Inc. 4.25%, 05/01/2029		232	228,787
4.75%, 08/01/2028		51	51,700
Verisk Analytics, Inc. 5.75%, 04/01/2033		262	275,092

			6,455,091

Technology–2.3%
Apple, Inc. 4.10%, 08/08/2062		417	372,098
Broadcom, Inc.
3.137%, 11/15/2035(a)		70	53,946
3.187%, 11/15/2036(a)		479	363,048
4.00%, 04/15/2029(a)		83	77,722
4.15%, 11/15/2030		128	118,652
4.15%, 04/15/2032(a)		202	184,180
4.926%, 05/15/2037(a)		298	270,384
Dell International LLC/EMC Corp. 6.02%, 06/15/2026		252	258,646
Entegris Escrow Corp. 4.75%, 04/15/2029(a)		1,249	1,178,718
Fidelity National Information Services, Inc. 1.00%, 12/03/2028	EUR	691	643,726
1.50%, 05/21/2027		126	124,474

	Principal Amount (000)		U.S. $ Value
Fiserv, Inc. 1.625%, 07/01/2030	EUR	193	$176,586
3.50%, 07/01/2029	U.S.$	758	703,514
Honeywell International, Inc. 4.125%, 11/02/2034	EUR	1,000	1,100,486
HP, Inc. 5.50%, 01/15/2033	U.S.$	1,248	1,236,531
Infor, Inc. 1.75%, 07/15/2025(a)		398	362,860
Intel Corp. 5.05%, 08/05/2062		986	913,134
5.90%, 02/10/2063		417	428,792
International Business Machines Corp. 4.50%, 02/06/2026		794	792,165
4.90%, 07/27/2052		788	737,166
KLA Corp. 4.10%, 03/15/2029		108	106,332
5.25%, 07/15/2062		524	530,010
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		1,611	1,408,062
Lenovo Group Ltd. 5.831%, 01/27/2028(a)		1,318	1,325,604
6.536%, 07/27/2032(a)		280	283,378
Micron Technology, Inc. 6.75%, 11/01/2029		1,044	1,110,722
NXP BV/NXP Funding LLC 5.55%, 12/01/2028		445	454,710
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030		261	234,652
Oracle Corp. 2.875%, 03/25/2031		441	377,382
3.60%, 04/01/2040		163	126,306
5.375%, 07/15/2040		89	85,202
6.90%, 11/09/2052		477	534,684
QUALCOMM, Inc. 6.00%, 05/20/2053		395	448,890
SK Hynix, Inc. 2.375%, 01/19/2031(a)		468	349,208
6.375%, 01/17/2028(a)		275	276,032
TSMC Arizona Corp. 3.875%, 04/22/2027		504	492,434
VeriSign, Inc. 2.70%, 06/15/2031		84	71,440
Western Digital Corp. 2.85%, 02/01/2029		462	376,152
3.10%, 02/01/2032		658	496,948
Workday, Inc. 3.70%, 04/01/2029		82	76,816

			19,261,792

Transportation—Airlines–0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		448	439,788
4.75%, 10/20/2028(a)		563	540,092

			979,880

2023 Semi-Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Transportation—Railroads–0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)	U.S.$	386	$337,460

Transportation—Services–0.2%
ENA Master Trust 4.00%, 05/19/2048(a)		1,113	827,098
FedEx Corp. 0.45%, 05/04/2029	EUR	423	369,882
Heathrow Funding Ltd. 2.75%, 10/13/2029(a)	GBP	290	306,716
6.45%, 12/10/2031(a)		300	393,842

			1,897,538

			80,110,755

Utility–1.0%
Electric–0.8%
Adani Transmission Step-One Ltd. 4.00%, 08/03/2026(a)	U.S.$	328	273,880
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		731	625,299
Berkshire Hathaway Energy Co. 6.125%, 04/01/2036		209	230,492
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(a)		910	674,993
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		542	415,388
E.ON International Finance BV 6.25%, 06/03/2030(a)	GBP	375	486,960
Electricite de France SA 2.875%, 12/15/2026(a)(d)	EUR	400	363,598
5.875%, 07/18/2031	GBP	230	285,950
Enel Finance International NV 7.50%, 10/14/2032(a)	U.S.$	800	892,088
Engie Energia Chile SA 3.40%, 01/28/2030(a)		543	442,307
Iberdrola International BV Series NC6 1.45%, 11/09/2026(a)(d)	EUR	500	461,942
NextEra Energy Capital Holdings, Inc. 6.051%, 03/01/2025	U.S.$	143	145,508
NRG Energy, Inc. 7.00%, 03/15/2033(a)		1,206	1,253,432
Public Service Enterprise Group, Inc. 5.85%, 11/15/2027		510	530,236

			7,082,073

Natural Gas–0.1%
Centrica PLC 4.375%, 03/13/2029(a)	GBP	600	695,395

Other Utility–0.1%
American Water Capital Corp. 3.45%, 06/01/2029	U.S.$	132	123,984

	Principal Amount (000)		U.S. $ Value
Thames Water Utilities Finance PLC 6.75%, 11/16/2028	GBP	360	$474,085

			598,069

			8,375,537

Total Corporates—Investment Grade (cost $181,092,369)			169,891,085

INFLATION-LINKED SECURITIES–19.2%
United States–19.2%
U.S. Treasury Inflation Index
0.125%, 07/15/2024 (TIPS)	U.S.$	19,129	18,743,582
0.125%, 07/15/2026 (TIPS)		17,461	16,811,204
0.125%, 10/15/2026 (TIPS)		4,906	4,708,738
0.125%, 07/15/2030 (TIPS)		69,544	64,686,849
0.375%, 07/15/2027 (TIPS)		20,343	19,643,992
2.50%, 01/15/2029 (TIPS)		35,459	37,957,558

Total Inflation-Linked Securities (cost $162,205,008)			162,551,923

MORTGAGE PASS-THROUGHS–8.0%
Agency Fixed Rate 30-Year–7.8%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049		583	550,226
3.50%, 10/01/2049		167	157,744
3.50%, 11/01/2049		218	205,282
4.00%, 06/01/2049		282	274,034
Series 2020 3.50%, 01/01/2050		994	939,354
Series 2022 2.00%, 03/01/2052		2,139	1,774,658
2.50%, 04/01/2052		3,451	2,988,626
3.00%, 03/01/2052		1,383	1,246,862
Federal Home Loan Mortgage Corp. Gold Series 2016 4.00%, 02/01/2046		517	507,284
Series 2017 4.00%, 07/01/2044		340	333,166
Series 2018 4.50%, 03/01/2048		130	129,606
4.50%, 11/01/2048		393	392,178
5.00%, 11/01/2048		146	148,336
Series 2019 4.50%, 02/01/2049		313	312,578
Federal National Mortgage Association Series 2007 5.50%, 08/01/2037		120	126,100
Series 2010 4.00%, 12/01/2040		212	207,604
Series 2012 3.50%, 02/01/2042		207	198,286
3.50%, 11/01/2042		2,160	2,067,944

38	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
3.50%, 01/01/2043	U.S.$	365	$349,080
Series 2013 3.50%, 03/01/2043		6	5,684
3.50%, 04/01/2043		1,233	1,170,802
4.00%, 10/01/2043		606	593,140
Series 2014 5.50%, 09/01/2041		332	347,606
Series 2015 3.00%, 05/01/2045		80	73,070
3.00%, 08/01/2045		601	551,938
Series 2018 3.50%, 03/01/2048		1,220	1,154,135
4.50%, 09/01/2048		1,054	1,051,550
Series 2019 3.50%, 11/01/2049		457	430,498
Series 2020 3.50%, 01/01/2050		1,205	1,137,150
Series 2021 2.00%, 07/01/2051		2,235	1,849,458
2.50%, 01/01/2052		1,413	1,224,386
Series 2022 2.50%, 03/01/2052		1,530	1,321,990
2.50%, 04/01/2052		1,837	1,589,946
2.50%, 05/01/2052		2,090	1,809,084
3.00%, 02/01/2052		3,040	2,743,813
3.00%, 03/01/2052		2,092	1,886,630
Government National Mortgage Association Series 2016 3.00%, 04/20/2046		66	61,016
3.00%, 05/20/2046		176	162,452
Series 2022 5.00%, 11/20/2052		2,763	2,766,754
Series 2023 3.00%, 04/01/2053, TBA		308	280,994
4.00%, 04/01/2053, TBA		1,108	1,065,674
4.50%, 04/01/2053, TBA		8,414	8,286,484
5.00%, 04/01/2053, TBA		7,464	7,470,604
Uniform Mortgage-Backed Security Series 2023 2.00%, 04/01/2053, TBA		5,012	4,141,320
2.50%, 04/01/2053, TBA		2,858	2,463,368
3.00%, 04/01/2053, TBA		1,068	957,144
4.00%, 04/01/2053, TBA		1,112	1,064,194
4.50%, 04/01/2053, TBA		1,924	1,884,618
5.50%, 04/01/2053, TBA		4,060	4,100,224

			66,554,674

Agency Fixed Rate 15-Year–0.2%
Federal National Mortgage Association Series 2013 2.50%, 03/01/2028		27	25,510
2.50%, 06/01/2028		6	5,500
Series 2014 2.50%, 09/01/2029		84	79,926
Series 2016 2.50%, 11/01/2031		19	17,654

	Principal Amount (000)		U.S. $ Value
2.50%, 12/01/2031	U.S.$	1,393	$1,316,850
2.50%, 01/01/2032		31	29,540
Series 2017 2.50%, 02/01/2032		94	88,612

			1,563,592

Total Mortgage Pass-Throughs (cost $70,641,512)			68,118,266

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.3%
Risk Share Floating Rate–4.1%
Bellemeade Re Ltd. Series 2019-2A, Class M1C 6.845% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(e)		227	226,166
Series 2019-3A, Class M1C 6.795% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(e)		431	429,422
Series 2019-4A, Class M1C 7.345% (LIBOR 1 Month + 2.50%), 10/25/2029(a)(e)		177	177,666
Series 2019-4A, Class M2 7.695% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(e)		330	328,740
Series 2021-1A, Class M1C 7.51% (SOFR + 2.95%), 03/25/2031(a)(e)		602	601,448
Series 2021-2A, Class M1B 6.06% (SOFR + 1.50%), 06/25/2031(a)(e)		918	900,526
Series 2021-3A, Class A2 5.56% (SOFR + 1.00%), 09/25/2031(a)(e)		878	852,168
Series 2022-1, Class M1B 6.71% (SOFR + 2.15%), 01/26/2032(a)(e)		335	330,850
Series 2022-2, Class M1A 8.568% (SOFR + 4.00%), 09/27/2032(a)(e)		1,387	1,388,826
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 7.245% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(e)		32	31,661
Series 2019-R02, Class 1M2 7.145% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(e)		15	14,859
Series 2019-R03, Class 1M2 6.995% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(e)		12	12,433
Series 2019-R07, Class 1M2 6.945% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(e)		70	70,714
Series 2020-R01, Class 1M2 6.895% (LIBOR 1 Month + 2.05%), 01/25/2040(a)(e)		250	251,268

2023 Semi-Annual Report	39

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2020-R02, Class 2M2 6.845% (LIBOR 1 Month + 2.00%), 01/25/2040(a)(e)	U.S.$	202	$200,560
Series 2021-R01, Class 1M1 5.31% (SOFR + 0.75%), 10/25/2041(a)(e)		13	12,612
Series 2021-R01, Class 1M2 6.11% (SOFR + 1.55%), 10/25/2041(a)(e)		48	46,336
Series 2021-R03, Class 1M2 6.21% (SOFR + 1.65%), 12/25/2041(a)(e)		200	189,256
Series 2022-R01, Class 1M2 6.46% (SOFR + 1.90%), 12/25/2041(a)(e)		1,987	1,901,733
Series 2022-R02, Class 2M1 5.76% (SOFR + 1.20%), 01/25/2042(a)(e)		415	411,454
Series 2022-R02, Class 2M2 7.56% (SOFR + 3.00%), 01/25/2042(a)(e)		602	571,164
Series 2022-R03, Class 1M2 8.06% (SOFR + 3.50%), 03/25/2042(a)(e)		1,602	1,611,734
Series 2022-R04, Class 1M2 7.66% (SOFR + 3.10%), 03/25/2042(a)(e)		130	128,318
Series 2022-R05, Class 2M2 7.56% (SOFR + 3.00%), 04/25/2042(a)(e)		1,234	1,203,046
Series 2022-R06, Class 1M1 7.31% (SOFR + 2.75%), 05/25/2042(a)(e)		507	515,040
Series 2022-R07, Class 1M1 7.518% (SOFR + 2.95%), 06/25/2042(a)(e)		686	697,984
Series 2022-R08, Class 1M1 7.11% (SOFR + 2.55%), 07/25/2042(a)(e)		720	724,060
Series 2023-R01, Class 1M1 6.968% (SOFR + 2.40%), 12/25/2042(a)(e)		1,011	1,013,668
Series 2023-R02, Class 1M1 6.868% (SOFR + 2.30%), 01/25/2043(a)(e)		1,054	1,052,964
Eagle Re Ltd. Series 2018-1, Class M1 6.545% (LIBOR 1 Month + 1.70%), 11/25/2028(a)(e)		208	207,396
Series 2018-1, Class M2 7.845% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(e)		295	296,036
Series 2021-2, Class M1B 6.61% (SOFR + 2.05%), 04/25/2034(a)(e)		216	213,648

	Principal Amount (000)		U.S. $ Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 9.095% (LIBOR 1 Month + 4.25%), 11/25/2023(e)	U.S.$	134	$135,688
Series 2015-DNA1, Class M3 8.145% (LIBOR 1 Month + 3.30%), 10/25/2027(e)		57	57,098
Series 2015-HQA2, Class M3 9.645% (LIBOR 1 Month + 4.80%), 05/25/2028(e)		82	84,842
Series 2019-DNA3, Class M2 6.895% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(e)		35	34,676
Series 2019-DNA4, Class M2 6.795% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(e)		61	60,526
Series 2020-DNA1, Class M2 6.545% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(e)		153	151,798
Series 2020-DNA5, Class M2 7.36% (SOFR + 2.80%), 10/25/2050(a)(e)		588	594,885
Series 2021-DNA3, Class M1 5.31% (SOFR + 0.75%), 10/25/2033(a)(e)		186	184,764
Series 2021-DNA5, Class M2 6.21% (SOFR + 1.65%), 01/25/2034(a)(e)		468	459,646
Series 2021-DNA6, Class M1 5.36% (SOFR + 0.80%), 10/25/2041(a)(e)		57	56,950
Series 2021-DNA6, Class M2 6.06% (SOFR + 1.50%), 10/25/2041(a)(e)		1,965	1,869,331
Series 2021-DNA7, Class M2 6.36% (SOFR + 1.80%), 11/25/2041(a)(e)		2,181	2,071,902
Series 2021-HQA4, Class M1 5.51% (SOFR + 0.95%), 12/25/2041(a)(e)		462	444,722
Series 2021-HQA4, Class M2 6.91% (SOFR + 2.35%), 12/25/2041(a)(e)		415	373,346
Series 2022-DNA1, Class M1B 6.41% (SOFR + 1.85%), 01/25/2042(a)(e)		731	690,678
Series 2022-DNA2, Class M1B 6.96% (SOFR + 2.40%), 02/25/2042(a)(e)		561	544,786
Series 2022-DNA3, Class M1A 6.56% (SOFR + 2.00%), 04/25/2042(a)(e)		336	336,482
Series 2022-DNA3, Class M1B 7.46% (SOFR + 2.90%), 04/25/2042(a)(e)		239	237,638

40	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2022-DNA4, Class M1B 7.91% (SOFR + 3.35%), 05/25/2042(a)(e)	U.S.$	878	$884,116
Series 2022-DNA5, Class M1B 9.06% (SOFR + 4.50%), 06/25/2042(a)(e)		1,591	1,650,304
Series 2022-DNA6, Class M1A 6.71% (SOFR + 2.15%), 09/25/2042(a)(e)		534	535,474
Series 2022-DNA7, Class M1A 7.06% (SOFR + 2.50%), 03/25/2052(a)(e)		1,356	1,366,270
Series 2022-HQA1, Class M1B 8.06% (SOFR + 3.50%), 03/25/2042(a)(e)		134	132,919
Series 2023-DNA1, Class M1A 6.658% (SOFR + 2.10%), 03/25/2043(a)(e)		772	773,492
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 9.745% (LIBOR 1 Month + 4.90%), 11/25/2024(e)		196	204,618
Series 2014-C04, Class 2M2 9.845% (LIBOR 1 Month + 5.00%), 11/25/2024(e)		19	18,950
Series 2015-C01, Class 1M2 9.145% (LIBOR 1 Month + 4.30%), 02/25/2025(e)		120	123,916
Series 2015-C02, Class 1M2 8.845% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		194	200,630
Series 2015-C03, Class 1M2 9.845% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		217	226,374
Series 2015-C04, Class 1M2 10.545% (LIBOR 1 Month + 5.70%), 04/25/2028(e)		315	336,674
Series 2015-C04, Class 2M2 10.395% (LIBOR 1 Month + 5.55%), 04/25/2028(e)		170	177,452
Series 2016-C01, Class 2M2 11.795% (LIBOR 1 Month + 6.95%), 08/25/2028(e)		50	53,358
Series 2016-C02, Class 1M2 10.845% (LIBOR 1 Month + 6.00%), 09/25/2028(e)		140	147,222
Series 2017-C04, Class 2M2 7.695% (LIBOR 1 Month + 2.85%), 11/25/2029(e)		335	340,660
Series 2021-R02, Class 2M2 6.56% (SOFR + 2.00%), 11/25/2041(a)(e)		630	584,738
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.095% (LIBOR 1 Month + 4.25%), 11/25/2024(e)(g)		20	19,010

	Principal Amount (000)		U.S. $ Value
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 7.602% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(e)	U.S.$	591	$577,092
Series 2019-3R, Class A 8.552% (LIBOR 1 Month + 3.70%), 11/27/2031(a)(e)		64	61,626
Series 2020-1R, Class A 8.202% (LIBOR 1 Month + 2.35%), 02/27/2023(e)(g)		145	139,431
Radnor Re Ltd. Series 2019-1, Class M1B 6.795% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(e)		809	808,863
Traingle Re Ltd. Series 2021-3, Class M1A 6.46% (SOFR + 1.90%), 02/25/2034(a)(e)		257	254,572
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.095% (LIBOR 1 Month + 5.25%), 11/25/2025(e)(g)		125	116,166
Series 2015-WF1, Class 2M2 10.345% (LIBOR 1 Month + 5.50%), 11/25/2025(e)(g)		31	29,374

			34,766,815

Agency Floating Rate–0.2%
Federal Home Loan Mortgage Corp. REMICs Series 4693, Class SL 1.466% (6.15%–LIBOR 1 Month), 06/15/2047(e)(h)		1,288	149,042
Series 4719, Class JS 1.466% (6.15%–LIBOR 1 Month), 09/15/2047(e)(h)		388	44,676
Series 4954, Class SL 1.205% (6.05%–LIBOR 1 Month), 02/25/2050(e)(h)		1,330	145,070
Series 4981, Class HS 1.255% (6.10%–LIBOR 1 Month), 06/25/2050(e)(h)		3,143	347,069
Federal National Mortgage Association REMICs Series 2014-78, Class SE 1.255% (6.10%–LIBOR 1 Month), 12/25/2044(e)(h)		453	49,468
Series 2016-77, Class DS 1.155% (6.00%–LIBOR 1 Month), 10/25/2046(e)(h)		1,056	114,302
Series 2017-62, Class AS 1.305% (6.15%–LIBOR 1 Month), 08/25/2047(e)(h)		502	61,666
Series 2017-97, Class LS 1.355% (6.20%–LIBOR 1 Month), 12/25/2047(e)(h)		1,021	126,896

2023 Semi-Annual Report	41

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2017-97, Class SW 1.355% (6.20%–LIBOR 1 Month), 12/25/2047(e)(h)	U.S.$	529	$61,852
Government National Mortgage Association Series 2017-65, Class ST 1.389% (6.15%–LIBOR 1 Month), 04/20/2047(e)(h)		625	72,000
Series 2017-122, Class SA 1.439% (6.20%–LIBOR 1 Month), 08/20/2047(e)(h)		499	60,580
Series 2017-134, Class SE 1.439% (6.20%–LIBOR 1 Month), 09/20/2047(e)(h)		360	36,164

			1,268,785

Non-Agency Floating Rate–0.0%
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 6.945% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(e)		121	114,082

Total Collateralized Mortgage Obligations (cost $36,317,595)			36,149,682

		Shares

INVESTMENT COMPANIES–3.8%
Funds and Investment Trusts–3.8%(i)(j)
AB All Market Real Return Portfolio–Class Z (cost $34,349,353)		3,721,380	32,003,866

	Principal Amount (000)

ASSET-BACKED SECURITIES–3.6%
Autos—Fixed Rate–1.8%
ACM Auto Trust Series 2023-1A, Class A 6.61%, 01/22/2030(a)	U.S.$	746	745,494
Avis Budget Rental Car Funding AESOP LLC Series 2023-3A, Class A 5.24%, 02/22/2028(a)		399	398,932
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		313	297,826
Series 2021-N4, Class D 2.30%, 09/11/2028		215	199,463
Series 2021-P4, Class D 2.61%, 09/11/2028		596	501,842
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(a)		740	683,824
Series 2022-A, Class C 2.17%, 04/16/2029(a)		824	777,089

	Principal Amount (000)		U.S. $ Value
DT Auto Owner Trust Series 2023-1A, Class A 5.48%, 04/15/2027(a)	U.S.$	1,154	$1,151,638
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(a)		239	227,966
First Investors Auto Owner Trust Series 2022-2A, Class A 6.26%, 07/15/2027(a)		498	501,220
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(a)		824	720,640
Hertz Vehicle Financing III LLC Series 2022-1A, Class C 2.63%, 06/25/2026(a)		380	347,838
LAD Auto Receivables Trust Series 2021-1A, Class A 1.30%, 08/17/2026(a)		328	317,944
Series 2022-1A, Class A 5.21%, 06/15/2027(a)		755	750,983
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)		1,759	1,760,974
Prestige Auto Receivables Trust Series 2022-1A, Class A2 5.90%, 07/15/2025(a)		681	680,906
Research-Driven Pagaya Motor Asset Trust VII Series 2022-3A, Class A 5.38%, 11/25/2030(a)		939	921,957
Santander Bank Auto Credit-Linked Notes Series 2022-A, Class B 5.281%, 05/15/2032(a)		752	736,388
Series 2022-B, Class B 5.721%, 08/16/2032(a)		1,022	1,018,862
Series 2022-C, Class B 6.451%, 12/15/2032(a)		816	815,938
Santander Bank NA–SBCLN Series 2021-1A, Class B 1.833%, 12/15/2031(a)		161	154,484
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(a)		440	440,248
United Auto Credit Securitization Trust Series 2022-2, Class A 4.39%, 04/10/2025(a)		495	493,417
World Omni Select Auto Trust Series 2023-A, Class A2A 5.92%, 03/15/2027		913	911,240

			15,557,113

Other ABS—Fixed Rate–1.7%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(a)		1,143	943,112

42	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(a)	U.S.$	141	$136,454
Series 2021-Z2, Class A 1.17%, 11/16/2026(a)		163	156,412
Series 2022-X1, Class A 1.75%, 02/15/2027(a)		333	324,004
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2 5.30%, 06/21/2028(a)		425	423,122
Atalaya Equipment Leasing Trust Series 2021-1A, Class B 2.08%, 02/15/2027(a)		249	235,952
BHG Securitization Trust Series 2022-A, Class A 1.71%, 02/20/2035(a)		68	64,932
Series 2023-A, Class A 5.55%, 04/17/2036(a)		383	379,944
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(a)		239	205,340
CNH Equipment Trust Series 2022-C, Class A2 5.42%, 07/15/2026		336	336,528
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(a)		311	268,005
Dell Equipment Finance Trust Series 2023-1, Class A2 5.65%, 09/22/2028(a)		189	188,908
Dext ABS LLC Series 2023-1, Class A2 5.989%, 03/15/2032(a)		664	663,940
Diamond Issuer Series 2021-1A, Class A 2.305%, 11/20/2051(a)		1,139	982,589
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)		621	532,945
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(a)		413	355,561
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(a)		564	524,562
Series 2020-1A, Class A2 3.981%, 12/20/2050(a)		428	372,096
HPEFS Equipment Trust Series 2022-3A, Class A2 5.26%, 08/20/2029(a)		297	296,672
Series 2023-1A, Class A2 5.43%, 08/20/2025(a)		188	187,784
Kubota Credit Owner Trust Series 2023-1A, Class A2 5.40%, 02/17/2026(a)		1,094	1,092,806

	Principal Amount (000)		U.S. $ Value
Marlette Funding Trust Series 2022-2A, Class A 4.25%, 08/15/2032(a)	U.S.$	180	$177,608
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(a)		445	398,954
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(a)		444	376,698
Series 2022-1A, Class A2 3.695%, 01/30/2052(a)		833	684,070
Series 2023-1A, Class A2 7.308%, 01/30/2053(a)		1,040	1,022,538
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(a)		140	115,046
Series 2021-CA, Class B 2.53%, 04/20/2062(a)		859	693,096
Series 2021-DA, Class B 2.90%, 04/20/2062(a)		457	382,067
NMEF Funding LLC Series 2022-B, Class A2 6.07%, 06/15/2029(a)		450	453,226
SBA Tower Trust Series 2014-2A, Class C 3.869%, 10/15/2049(a)		774	751,651
Upstart Securitization Trust Series 2021-3, Class B 1.66%, 07/20/2031(a)		750	713,811

			14,440,433

Credit Cards—Fixed Rate–0.1%
Brex Commercial Charge Card Master Trust Series 2022-1, Class A 4.63%, 07/15/2025(a)		555	541,724
Mission Lane Credit Card Master Trust Series 2021-A, Class B 2.24%, 09/15/2026(a)		244	232,533

			774,257

Total Asset-Backed Securities (cost $32,573,624)			30,771,803

COLLATERALIZED LOAN OBLIGATIONS–2.2%
CLO—Floating Rate–2.2%
AGL CLO 10 Ltd. Series 2021-10A, Class A 5.922% (LIBOR 3 Month + 1.13%), 04/15/2034(a)(e)		330	321,668
AGL CLO 12 Ltd. Series 2021-12A, Class A1 5.968% (LIBOR 3 Month + 1.16%), 07/20/2034(a)(e)		1,120	1,095,142
Series 2021-12A, Class D 7.658% (LIBOR 3 Month + 2.85%), 07/20/2034(a)(e)		350	327,106

2023 Semi-Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
AGL CLO 16 Ltd. Series 2021-16A, Class A 5.938% (LIBOR 3 Month + 1.13%), 01/20/2035(a)(e)	U.S.$	1,028	$997,894
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class DR 7.958% (LIBOR 3 Month + 3.15%), 01/20/2032(a)(e)		700	627,846
Series 2021-1A, Class A 6.008% (LIBOR 3 Month + 1.20%), 07/20/2034(a)(e)		816	795,637
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 7.892% (LIBOR 3 Month + 3.10%), 04/15/2034(a)(e)		375	338,834
Ballyrock CLO 17 Ltd. Series 2021-17A, Class A1A 5.958% (LIBOR 3 Month + 1.15%), 10/20/2034(a)(e)		250	243,688
Dryden 78 CLO Ltd. Series 2020-78A, Class C 6.742% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(e)		830	781,425
Series 2020-78A, Class D 7.792% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(e)		250	231,080
Elevation CLO Ltd. Series 2020-11A, Class C 6.992% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(e)		670	615,581
Elmwood CLO IX Ltd. Series 2021-2A, Class A 5.938% (LIBOR 3 Month + 1.13%), 07/20/2034(a)(e)		452	441,110
Series 2021-2A, Class D 7.758% (LIBOR 3 Month + 2.95%), 07/20/2034(a)(e)		368	348,826
Flatiron CLO 21 Ltd. Series 2021-1A, Class A1 5.908% (LIBOR 3 Month + 1.11%), 07/19/2034(a)(e)		340	332,186
Series 2021-1A, Class D 7.698% (LIBOR 3 Month + 2.90%), 07/19/2034(a)(e)		390	357,744
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 5.878% (LIBOR 3 Month + 1.07%), 04/20/2034(a)(e)		883	857,056
ICG US CLO Ltd. Series 2015-1A, Class A1R 5.93% (LIBOR 3 Month + 1.14%), 10/19/2028(a)(e)		355	352,854
Kings Park CLO Ltd. Series 2021-1A, Class A 5.945% (LIBOR 3 Month + 1.13%), 01/21/2035(a)(e)		250	242,430

	Principal Amount (000)		U.S. $ Value
Magnetite XXVI Ltd. Series 2020-26A, Class A1R 5.938% (LIBOR 3 Month + 1.12%), 07/25/2034(a)(e)	U.S.$	1,576	$1,539,316
Marble Point CLO XI Ltd. Series 2017-2A, Class A 5.975% (LIBOR 3 Month + 1.18%), 12/18/2030(a)(e)		678	666,250
Neuberger Berman Loan Advisers CLO 42 Ltd. Series 2021-42A, Class A 5.892% (LIBOR 3 Month + 1.10%), 07/16/2035(a)(e)		197	192,058
Series 2021-42A, Class D 7.592% (LIBOR 3 Month + 2.80%), 07/16/2035(a)(e)		455	424,462
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 5.922% (LIBOR 3 Month + 1.13%), 07/17/2035(a)(e)		965	942,512
OCP CLO Ltd. Series 2020-18A, Class AR 5.898% (LIBOR 3 Month + 1.09%), 07/20/2032(a)(e)		1,156	1,133,186
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 6.095% (LIBOR 3 Month + 1.18%), 11/18/2031(a)(e)		461	453,242
OZLM XVIII Ltd. Series 2018-18A, Class A 5.85% (LIBOR 3 Month + 1.02%), 04/15/2031(a)(e)		745	731,599
Peace Park CLO Ltd. Series 2021-1A, Class A 5.938% (LIBOR 3 Month + 1.13%), 10/20/2034(a)(e)		287	280,462
Pikes Peak CLO 8 Series 2021-8A, Class A 5.978% (LIBOR 3 Month + 1.17%), 07/20/2034(a)(e)		1,046	1,022,932
Rad CLO 7 Ltd. Series 2020-7A, Class C 6.792% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(e)		250	237,424
Regatta XIX Funding Ltd. Series 2022-1A, Class A1 5.959% (SOFR + 1.32%), 04/20/2035(a)(e)		250	243,044
Regatta XXIV Funding Ltd. Series 2021-5A, Class A1 5.95% (LIBOR 3 Month + 1.15%), 01/20/2035(a)(e)		250	243,688
Rockford Tower CLO Ltd. Series 2021-1A, Class D 7.808% (LIBOR 3 Month + 3.00%), 07/20/2034(a)(e)		600	535,710

44	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2021-2A, Class D 8.058% (LIBOR 3 Month + 3.25%), 07/20/2034(a)(e)	U.S.$	449	$398,320
Signal Peak CLO 12 Ltd. Series 2022-12A, Class A1 6.172% (SOFR + 1.54%), 07/18/2034(a)(e)		384	377,802
Voya CLO Ltd. Series 2019-1A, Class DR 7.642% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(e)		340	298,504

Total Collateralized Loan Obligations (cost $19,788,781)			19,028,618

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.9%
Non-Agency Floating Rate CMBS–1.0%
AREIT Trust Series 2022-CRE6, Class A 5.809% (SOFR + 1.25%), 01/16/2037(a)(e)		960	930,660
Ashford Hospitality Trust Series 2018-KEYS, Class A 5.685% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(e)		600	580,444
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 5.685% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(e)		1,935	1,838,940
BBCMS Mortgage Trust Series 2020-BID, Class A 6.824% (LIBOR 1 Month + 2.14%), 10/15/2037(a)(e)		1,089	1,051,572
BFLD Trust Series 2021-FPM, Class A 6.285% (LIBOR 1 Month + 1.60%), 06/15/2038(a)(e)		1,653	1,564,855
BX Commercial Mortgage Trust Series 2019-IMC, Class E 6.834% (LIBOR 1 Month + 2.15%), 04/15/2034(a)(e)		430	408,222
CLNY Trust Series 2019-IKPR, Class D 6.967% (SOFR + 2.14%), 11/15/2038(a)(e)		500	458,664
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 6.484% (SOFR + 2.00%), 01/25/2051(a)(e)		107	99,987
GS Mortgage Securities Corp. Trust Series 2019-SMP, Class D 6.634% (LIBOR 1 Month + 1.95%), 08/15/2032(a)(e)		230	209,690
Invitation Homes Trust Series 2018-SFR4, Class A 5.809% (LIBOR 1 Month + 1.10%), 01/17/2038(a)(e)		810	806,772

	Principal Amount (000)		U.S. $ Value
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 6.407% (SOFR + 1.58%), 07/15/2036(a)(e)	U.S.$	372	$357,332

			8,307,138

Non-Agency Fixed Rate CMBS–0.9%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(a)		500	417,366
Commercial Mortgage Trust Series 2010-C1, Class D 5.794%, 07/10/2046(a)		938	900,882
GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.156%, 08/10/2044(a)		384	376,850
Series 2011-GC5, Class D 5.156%, 08/10/2044(a)		114	42,840
Series 2013-GC12, Class B 3.777%, 06/10/2046		465	462,446
Series 2014-GC18, Class D 5.056%, 01/10/2047(a)		40	13,010
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(g)(k)		412	387,466
Series 2021-1, Class A2 2.435%, 08/15/2026(g)(k)		1,071	1,016,562
Series 2021-1, Class AS 2.638%, 08/15/2026(g)(k)		39	36,072
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(g)		1,230	1,176,495
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047		150	136,160
Series 2014-C22, Class XA 0.798%, 09/15/2047(l)		12,784	93,950
Series 2014-C26, Class AS 3.80%, 01/15/2048		770	729,942
Series 2015-C33, Class AS 4.023%, 12/15/2048		440	418,562
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C6, Class E 4.966%, 05/15/2045(a)		375	282,854
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		117	49,106
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		283	282,321
Morgan Stanley Capital I Trust Series 2011-C3, Class C 5.084%, 07/15/2049(a)		50	49,234

2023 Semi-Annual Report	45

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
UBS Commercial Mortgage Trust Series 2019-C17, Class AS 3.203%, 10/15/2052	U.S.$	364	$304,238
Wells Fargo Commercial Mortgage Trust Series 2016-LC25, Class C 4.346%, 12/15/2059		125	108,488
Series 2016-NXS6, Class C 4.387%, 11/15/2049		750	651,245

			7,936,089

Total Commercial Mortgage-Backed Securities (cost $17,536,591)			16,243,227

CORPORATES—NON-INVESTMENT GRADE–1.4%

Industrial–1.1%
Basic–0.1%
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(a)	EUR	147	142,466
Reno de Medici SpA 8.207% (EURIBOR 3 Month + 5.25%), 12/14/2026(a)(e)		410	427,850

			570,316

Capital Goods–0.0%
TK Elevator Midco GmbH 4.375%, 07/15/2027(a)		320	314,259

Communications—Media–0.4%
Altice Financing SA 3.00%, 01/15/2028(a)		320	276,432
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(a)	U.S.$	153	128,965
4.50%, 06/01/2033(a)		539	429,820
4.75%, 02/01/2032(a)		655	551,254
DISH DBS Corp. 5.25%, 12/01/2026(a)		1,260	1,006,652
5.75%, 12/01/2028(a)		875	653,310
Summer BC Holdco B SARL 5.75%, 10/31/2026(a)	EUR	320	302,383
VZ Vendor Financing II BV 2.875%, 01/15/2029(a)		320	276,320

			3,625,136

Communications—Telecommunications–0.1%
Altice France SA/France 3.375%, 01/15/2028(a)		320	270,969
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)		320	318,982

			589,951

Consumer Cyclical—Automotive–0.1%
Ford Motor Co. 6.10%, 08/19/2032	U.S.$	532	513,970

	Principal Amount (000)		U.S. $ Value
ZF Finance GmbH 2.00%, 05/06/2027(a)	EUR	500	$466,818

			980,788

Consumer Cyclical—Entertainment–0.2%
Carnival Corp. 4.00%, 08/01/2028(a)	U.S.$	1,057	910,457
Carnival PLC 1.00%, 10/28/2029	EUR	490	270,156
Royal Caribbean Cruises Ltd. 8.25%, 01/15/2029(a)	U.S.$	121	126,588

			1,307,201

Consumer Cyclical—Other–0.0%
Caesars Entertainment, Inc. 7.00%, 02/15/2030(a)		154	156,664

Consumer Cyclical—Restaurants–0.0%
Stonegate Pub Co. Financing 2019 PLC 8.25%, 07/31/2025(a)	GBP	230	264,426

Consumer Non-Cyclical–0.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)	U.S.$	307	267,118
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(a)	EUR	200	190,737

			457,855

Other Industrial–0.1%
Azelis Finance NV 5.75%, 03/15/2028(a)		515	565,817

Services–0.0%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(a)		320	295,817

Technology–0.0%
Cedacri Mergeco SpA 7.279% (EURIBOR 3 Month + 4.62%), 05/15/2028(a)(e)		130	138,346

			9,266,576

Financial Institutions–0.2%
Banking–0.1%
Societe Generale SA 7.875%, 12/18/2023(a)(d)	U.S.$	695	654,996

Finance–0.0%
SLM Corp. 4.20%, 10/29/2025		311	279,999

Other Finance–0.0%
Motion Finco SARL 7.00%, 05/15/2025(a)	EUR	255	279,825

46	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
REITs–0.1%
Office Properties Income Trust 3.45%, 10/15/2031	U.S.$	338	$187,637
Vivion Investments SARL 3.00%, 08/08/2024(a)	EUR	600	476,150

			663,787

			1,878,607

Utility–0.1%
Electric–0.1%
EDP—Energias de Portugal SA Series NC5. 1.50%, 03/14/2082(a)		300	273,548
Vistra Corp. 7.00%, 12/15/2026(a)(d)	U.S.$	384	339,225

			612,773

Total Corporates—Non-Investment Grade (cost $14,155,898)			11,757,956

COVERED BONDS–0.9%
Bank of Montreal 0.125%, 01/26/2027(a)	EUR	815	781,118
Bank of Nova Scotia (The) 0.01%, 01/14/2027(a)		537	512,550
Commonwealth Bank of Australia 0.125%, 10/15/2029(a)		850	747,646
Danske Mortgage Bank PLC 0.01%, 11/24/2026(a)		434	419,190
DNB Boligkreditt AS 0.625%, 06/19/2025(a)		336	343,294
Korea Housing Finance Corp. 3.714%, 04/11/2027(a)		641	695,004
National Australia Bank Ltd. 0.01%, 01/06/2029(a)		850	760,156
Nationwide Building Society 0.625%, 03/25/2027(a)		1,655	1,615,650
Royal Bank of Canada 0.125%, 04/26/2027(a)		1,105	1,053,142
Westpac Banking Corp. 0.375%, 04/02/2026(a)		565	559,194

Total Covered Bonds (cost $8,117,941)			7,486,944

GOVERNMENTS—SOVEREIGN BONDS–0.8%
Colombia–0.1%
Colombia Government International Bond 4.50%, 03/15/2029	U.S.$	484	427,070

	Principal Amount (000)		U.S. $ Value
France–0.1%
Dexia Credit Local SA 0.00%, 01/21/2028(a)	EUR	1,300	$1,214,769
0.01%, 01/22/2027(a)		200	192,564

			1,407,333

Germany–0.3%
Kreditanstalt fuer Wiederaufbau 4.10%, 02/20/2026	AUD	1,999	1,355,366
Landwirtschaftliche Rentenbank 0.00%, 11/27/2029(a)	EUR	1,199	1,073,164

			2,428,530

Indonesia–0.1%
Indonesia Government International Bond 1.00%, 07/28/2029		225	198,763
3.375%, 07/30/2025(a)		470	503,758

			702,521

Israel–0.0%
Israel Government International Bond 4.50%, 01/17/2033	U.S.$	367	364,431

Panama–0.0%
Panama Government International Bond 6.853%, 03/28/2054		334	342,559

Poland–0.1%
Republic of Poland Government International Bond 4.875%, 10/04/2033		695	692,032

Romania–0.1%
Romanian Government International Bond 6.625%, 09/27/2029(a)	EUR	515	567,593

Total Governments—Sovereign Bonds (cost $7,139,403)			6,932,069

EMERGING MARKETS—TREASURIES–0.8%
Brazil–0.4%
Brazil Notas do Tesouro Nacional Serie F Series NTNF 10.00%, 01/01/2029	BRL	10,412	1,851,123
10.00%, 01/01/2031		5,995	1,035,020

			2,886,143

South Africa–0.4%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030	ZAR	26,340	1,347,078
Series 2032 8.25%, 03/31/2032		26,020	1,274,026

2023 Semi-Annual Report	47

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2035 8.875%, 02/28/2035	ZAR	21,643	$1,041,123

			3,662,227

Total Emerging Markets—Treasuries (cost $6,372,464)			6,548,370

EMERGING MARKETS—CORPORATE BONDS–0.6%

Industrial–0.6%
Basic–0.1%
Braskem Idesa SAPI 6.99%, 02/20/2032(a)	U.S.$	305	227,225
Cia de Minas Buenaventura SAA 5.50%, 07/23/2026(a)		228	195,552
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		152	125,572

			548,349

Capital Goods–0.2%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		725	698,356
6.95%, 01/17/2028(a)		652	655,178
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		639	1,982

			1,355,516

Communications—Media–0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		1,127	891,598

Consumer Cyclical—Other–0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(a)		587	498,950

Consumer Non-Cyclical–0.1%
Natura &Co Luxembourg Holdings SARL 6.00%, 04/19/2029(a)		202	175,236
Natura Cosmeticos SA 4.125%, 05/03/2028(a)		984	797,654

			972,890

Energy–0.0%
Greenko Solar Mauritius Ltd. 5.95%, 07/29/2026(a)		200	187,912
Leviathan Bond Ltd. 6.125%, 06/30/2025(a)		196	190,512

			378,424

			4,645,727

Utility–0.0%
Electric–0.0%
JSW Hydro Energy Ltd. 4.125%, 05/18/2031(a)		177	145,672

	Principal Amount (000)		U.S. $ Value
Terraform Global Operating LP 6.125%, 03/01/2026(g)	U.S.$	133	$126,502

			272,174

Financial Institutions–0.0%
Other Finance–0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(a)(m)		130	3,947
7.125%, 12/26/2046(a)(m)		503	17,474

			21,421

Total Emerging Markets—Corporate Bonds (cost $6,187,521)			4,939,322

LOCAL GOVERNMENTS—REGIONAL BONDS–0.5%
Australia–0.3%
New South Wales Treasury Corp. 2.00%, 03/08/2033	AUD	5,531	3,067,971

Japan–0.2%
Japan Finance Organization for Municipalities Series G 0.05%, 02/12/2027(a)	EUR	1,481	1,414,660

Total Local Governments—Regional Bonds (cost $4,738,589)			4,482,631

SUPRANATIONALS–0.5%
European Investment Bank 0.75%, 07/15/2027	AUD	690	406,746
1.80%, 01/19/2027		905	564,010
Inter-American Development Bank 2.50%, 04/14/2027(a)		155	98,636
4.25%, 06/11/2026		662	450,236
International Bank for Reconstruction & Development 3.00%, 10/19/2026		375	245,352
Series G 0.00%, 01/15/2027	EUR	871	843,462
Series GDIF 0.01%, 04/24/2028		318	296,878
International Finance Corp. 1.45%, 07/22/2024	AUD	1,360	883,520
4.45%, 05/14/2027		977	671,080

Total Supranationals (cost $4,746,218)			4,459,920

48	Sanford C. Bernstein Fund, Inc.

	Notional Amount		U.S. $ Value

PURCHASED OPTIONS—PUTS–0.4%
Options on Equity Indices–0.4%
Euro STOXX 50 Index Expiration: Feb 2024; Contracts: 5,200; Exercise Price: EUR 3,500.00; Counterparty: UBS AG(n)	EUR	18,200,000	$517,350
FTSE 100 Index Expiration: Jan 2024; Contracts: 1,180; Exercise Price: GBP 6,600.00; Counterparty: UBS AG(n)	GBP	7,788,000	186,174
Nikkei 225 Index Expiration: Mar 2024; Contracts: 71,000; Exercise Price: JPY 22,000.00; Counterparty: UBS AG(n)	JPY	1,562,000,000	235,980
S&P 500 Index Expiration: Jan 2024; Contracts: 43,000; Exercise Price: USD 3,300.00; Counterparty: UBS AG(n)	USD	141,900,000	2,968,118

Total Purchased Options—Puts (premiums paid $4,495,396)			3,907,622

	Principal Amount (000)

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–0.4%
United States–0.4%
City of New York NY Series 2021-D 1.923%, 08/01/2031	U.S.$	885	724,080
Port Authority of New York & New Jersey Series 2020-A 1.086%, 07/01/2023		745	737,809
State Board of Administration Finance Corp. Series 2020-A 1.705%, 07/01/2027		652	581,302
Tobacco Settlement Finance Authority (Tobacco Settlement Finance Authority/WV) Series 2020 3.00%, 06/01/2035		298	298,340
University of California Series 2021-B 3.071%, 05/15/2051		1,130	814,275

Total Local Governments—US Municipal Bonds (cost $3,699,411)			3,155,806

	Principal Amount (000)		U.S. $ Value

QUASI-SOVEREIGNS–0.4%

Quasi-Sovereign Bonds–0.4%
Chile–0.1%
Corp. Nacional del Cobre de Chile 5.125%, 02/02/2033(a)	U.S.$	321	$322,465

Indonesia–0.1%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.45%, 05/21/2028(a)		618	615,412

Mexico–0.2%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)		1,170	921,229
4.688%, 05/15/2029(a)		593	527,326
Petroleos Mexicanos 6.50%, 03/13/2027		175	158,130
6.70%, 02/16/2032		346	274,308

			1,880,993

South Africa–0.0%
Transnet SOC Ltd. 8.25%, 02/06/2028(a)		279	276,907

Total Quasi-Sovereigns (cost $3,309,843)			3,095,777

GOVERNMENTS—SOVEREIGN AGENCIES–0.3%
Japan–0.1%
Development Bank of Japan, Inc. Series G 0.01%, 10/15/2024(a)	EUR	776	797,010

Netherlands–0.2%
BNG Bank NV 3.50%, 07/19/2027	AUD	2,100	1,379,096
0.75%, 01/24/2029(a)	EUR	306	291,858

			1,670,954

Total Governments—Sovereign Agencies (cost $2,588,886)			2,467,964

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.3%
Canada–0.3%
Province of Ontario Canada 2.70%, 06/02/2029	CAD	1,295	918,027
Province of Quebec Canada 3.65%, 05/20/2032		494	367,080
0.875%, 05/04/2027(a)	EUR	988	975,524

Total Local Governments—Provincial Bonds (cost $2,409,762)			2,260,631

2023 Semi-Annual Report	49

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS—SOVEREIGNS–0.2%
Dominican Republic–0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(a) (cost $1,577,418)	U.S.$	1,627	$1,379,696

AGENCIES–0.1%
Agency Debentures–0.1%
Federal Home Loan Banks 2.50%, 02/13/2024 (cost $584,626)		585	573,534

		Shares

SHORT-TERM INVESTMENTS–4.6%
Investment Companies–2.9%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 4.75%(i)(j)(o) (cost $24,983,254)		24,983,254	24,983,254

	Principal Amount (000)		U.S. $ Value
U.S. Treasury Bills–1.1%
U.S. Treasury Bill Zero Coupon, 04/06/2023	U.S.$	586	$585,666
Zero Coupon, 06/01/2023		1,349	1,338,378
Zero Coupon, 07/11/2023		7,630	7,531,068

Total U.S. Treasury Bills (cost $9,455,228)			9,455,112

Governments—Treasuries–0.6%
Japan–0.6%
Japan Treasury Discount Bill Series 1137 Zero Coupon, 08/10/2023 (cost $5,321,803)	JPY	723,100	5,449,377

Total Short-Term Investments (cost $39,760,285)			39,887,743

Total Investments—102.7% (cost $913,933,497)			871,376,023

Other assets less liabilities—(2.7)%			(23,136,594)

Net Assets—100.0%			$848,239,429

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)

Purchased Contracts

10 Yr Australian Bond Futures	69	June 2023	$5,667,898	$74,492

E-Mini Russell 2000 Index Futures	90	June 2023	8,160,750	240,742

Euro STOXX 50 Index Futures	497	June 2023	22,966,639	831,657

FTSE 100 Index Futures	144	June 2023	13,569,790	172,315

Hang Seng Index Futures	10	April 2023	1,304,539	52,328

MSCI Emerging Markets Futures	681	June 2023	33,896,775	1,285,586

Nikkei 225 (OSE) Futures	10	June 2023	2,111,843	21,780

OMXS 30 Index Futures	310	April 2023	6,620,989	258,148

S&P 500 E-Mini Futures	562	June 2023	116,270,775	6,701,238

S&P Mid 400 E-Mini Futures	23	June 2023	5,818,310	238,970

TOPIX Index Futures	96	June 2023	14,485,860	(64,427)

U.S. 10 Yr Ultra Futures	258	June 2023	31,254,281	995,423

U.S. Long Bond (CBT) Futures	46	June 2023	6,033,187	224,053

U.S. T-Note 2 Yr (CBT) Futures	215	June 2023	44,387,422	516,085

U.S. T-Note 5 Yr (CBT) Futures	309	June 2023	33,837,914	650,719

U.S. Ultra Bond (CBT) Futures	49	June 2023	6,915,125	227,698

Sold Contracts

3 Yr Australian Bond Futures	40	June 2023	2,909,513	(33,916)

10 Yr Canadian Bond Futures	35	June 2023	3,267,184	10,044

10 Yr Japan Bond (OSE) Futures	27	June 2023	30,120,429	(482,298)

Euro-BOBL Futures	34	June 2023	4,346,589	(100,321)

50	Sanford C. Bernstein Fund, Inc.

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)

Euro-Bund Futures	111	June 2023	$16,352,350	$(154,128)

Euro-OAT Futures	21	June 2023	2,965,923	(71,827)

Long Gilt Futures	30	June 2023	3,824,775	(99,229)

MSCI Singapore IX ETS Futures	102	April 2023	2,347,272	(43,413)

S&P/TSX 60 Index Futures	45	June 2023	8,052,386	(122,897)

SPI 200 Futures	71	June 2023	8,532,114	(202,257)

U.S. T-Note 2 Yr (CBT) Futures	110	June 2023	22,709,844	(151,304)

U.S. T-Note 5 Yr (CBT) Futures	82	June 2023	8,979,641	(17,172)

U.S. T-Note 10 Yr (CBT) Futures	268	June 2023	30,799,062	(538,592)

U.S. Ultra Bond (CBT) Futures	86	June 2023	12,136,750	(300,648)

				$10,118,849

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Australia and New Zealand Banking Group Ltd.	AUD	4,444	USD	2,987	04/13/2023	$15,540

Australia and New Zealand Banking Group Ltd.	USD	5,507	AUD	8,010	04/13/2023	(151,115)

Bank of America, NA	USD	5,453	AUD	8,228	04/13/2023	48,969

Bank of America, NA	AUD	1,225	USD	850	04/13/2023	30,278

Bank of America, NA	USD	5,495	CLP	4,461,380	05/17/2023	90,393

Bank of America, NA	CLP	2,183,876	USD	2,720	05/17/2023	(14,450)

Bank of America, NA	USD	2,705	CNH	18,796	04/20/2023	33,356

Bank of America, NA	USD	849	EUR	800	04/20/2023	18,763

Bank of America, NA	USD	36,385	EUR	34,178	05/11/2023	758,337

Bank of America, NA	EUR	45,706	USD	48,756	05/11/2023	(915,696)

Bank of America, NA	USD	2,370	GBP	1,921	05/24/2023	2,227

Bank of America, NA	GBP	4,524	USD	5,545	05/24/2023	(41,441)

Bank of America, NA	INR	232,282	USD	2,808	06/22/2023	(8,463)

Bank of America, NA	JPY	224,670	USD	1,722	04/28/2023	23,593

Bank of America, NA	USD	8,313	TWD	251,458	06/15/2023	(17,971)

Bank of America, NA	USD	2,802	NZD	4,546	04/20/2023	40,482

Bank of America, NA	NOK	27,126	USD	2,556	04/21/2023	(36,818)

Bank of America, NA	USD	5,582	PLN	24,698	04/27/2023	132,034

Bank of America, NA	PLN	12,285	USD	2,774	04/27/2023	(68,535)

Bank of America, NA	USD	2,730	SGD	3,670	05/15/2023	31,882

Bank of America, NA	ZAR	98,304	USD	5,365	04/20/2023	(148,002)

Bank of America, NA	KRW	15,547,668	USD	12,581	04/26/2023	664,638

Bank of America, NA	USD	2,737	SEK	28,731	04/21/2023	33,397

Barclays Bank PLC	USD	2,761	EUR	2,577	05/11/2023	39,926

Barclays Bank PLC	USD	2,771	NOK	28,391	04/21/2023	(56,954)

Barclays Bank PLC	USD	2,769	SGD	3,663	05/15/2023	(12,810)

Barclays Bank PLC	SEK	29,556	USD	2,860	04/21/2023	9,324

Barclays Bank PLC	SEK	28,525	USD	2,694	04/21/2023	(57,067)

BNP Paribas SA	AUD	4,362	USD	3,006	04/13/2023	88,889

BNP Paribas SA	USD	3,804	AUD	5,399	04/13/2023	(193,437)

2023 Semi-Annual Report	51

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

BNP Paribas SA	USD	2,710	CAD	3,706	06/09/2023	$35,179

BNP Paribas SA	EUR	4,800	USD	5,101	05/11/2023	(114,774)

BNP Paribas SA	USD	5,275	JPY	695,767	04/28/2023	(16,927)

BNP Paribas SA	USD	4,082	MXN	76,338	05/25/2023	113,068

BNP Paribas SA	USD	2,624	NZD	4,198	04/20/2023	675

BNP Paribas SA	NZD	8,547	USD	5,321	04/20/2023	(23,251)

BNP Paribas SA	USD	2,642	NZD	4,202	04/20/2023	(14,488)

BNP Paribas SA	NOK	29,040	USD	2,738	04/21/2023	(38,124)

BNP Paribas SA	USD	8,275	NOK	83,165	04/21/2023	(325,705)

BNP Paribas SA	PLN	5,814	USD	1,347	04/27/2023	2,470

BNP Paribas SA	PLN	18,258	USD	4,200	04/27/2023	(24,259)

BNP Paribas SA	USD	2,798	SGD	3,739	05/15/2023	15,565

BNP Paribas SA	USD	2,774	ZAR	51,476	04/20/2023	113,380

BNP Paribas SA	SEK	67,570	USD	6,544	04/21/2023	26,982

BNP Paribas SA	USD	5,516	SEK	57,283	04/21/2023	8,026

Brown Brothers Harriman & Co.	USD	6,570	GBP	5,328	05/24/2023	9,728

Brown Brothers Harriman & Co.	USD	3,322	JPY	449,331	04/28/2023	73,775

Citibank, NA	AUD	864	USD	588	04/13/2023	9,796

Citibank, NA	AUD	6,140	USD	4,092	04/13/2023	(13,075)

Citibank, NA	USD	8,242	BRL	42,529	04/04/2023	148,874

Citibank, NA	BRL	42,529	USD	8,371	04/04/2023	(19,737)

Citibank, NA	BRL	42,529	USD	8,206	05/03/2023	(144,208)

Citibank, NA	USD	5,341	EUR	4,978	05/11/2023	68,781

Citibank, NA	EUR	3,422	USD	3,647	05/11/2023	(72,921)

Citibank, NA	USD	2,826	INR	234,223	06/22/2023	13,907

Citibank, NA	JPY	3,370,933	USD	25,777	04/28/2023	301,035

Citibank, NA	USD	2,753	JPY	365,531	04/28/2023	10,018

Citibank, NA	JPY	377,116	USD	2,820	04/28/2023	(29,822)

Citibank, NA	USD	17,875	JPY	2,321,528	04/28/2023	(329,607)

Citibank, NA	MXN	68,383	USD	3,607	05/25/2023	(150,125)

Citibank, NA	TWD	82,177	USD	2,713	06/15/2023	2,246

Citibank, NA	USD	2,779	NOK	29,168	04/21/2023	8,606

Citibank, NA	PLN	12,383	USD	2,814	04/27/2023	(50,730)

Citibank, NA	KRW	17,776,588	USD	14,389	04/26/2023	764,515

Citibank, NA	USD	2,676	KRW	3,405,451	04/26/2023	(65,966)

Citibank, NA	SEK	28,596	USD	2,765	04/21/2023	7,324

Deutsche Bank AG	EUR	513	USD	553	05/11/2023	(4,128)

Deutsche Bank AG	USD	4,923	JPY	654,662	04/28/2023	25,028

Deutsche Bank AG	USD	2,774	PLN	12,106	04/27/2023	26,617

Goldman Sachs Bank USA	USD	15,067	CAD	20,549	06/09/2023	153,970

Goldman Sachs Bank USA	USD	10,181	EUR	9,426	05/11/2023	62,622

Goldman Sachs Bank USA	USD	2,962	JPY	384,552	04/28/2023	(55,280)

Goldman Sachs Bank USA	USD	3,470	NZD	5,562	04/20/2023	8,120

Goldman Sachs Bank USA	CHF	4,371	USD	4,771	05/24/2023	(32,753)

Goldman Sachs Bank USA	USD	10,060	CHF	9,108	05/24/2023	(51,492)

HSBC Bank USA	CLP	2,265,142	USD	2,804	05/17/2023	(31,896)

HSBC Bank USA	USD	2,720	CNH	18,670	04/20/2023	(568)

52	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

HSBC Bank USA	EUR	19,215	USD	20,695	04/20/2023	$(162,459)

HSBC Bank USA	INR	454,570	USD	5,485	06/22/2023	(26,417)

HSBC Bank USA	JPY	638,428	USD	4,876	04/28/2023	50,782

HSBC Bank USA	TWD	85,131	USD	2,815	06/15/2023	6,720

HSBC Bank USA	TWD	84,035	USD	2,766	06/15/2023	(5,861)

HSBC Bank USA	KRW	3,707,283	USD	2,901	04/26/2023	59,719

HSBC Bank USA	USD	6,510	SEK	68,721	04/21/2023	117,528

JPMorgan Chase Bank, NA	USD	2,053	CAD	2,809	06/09/2023	27,231

JPMorgan Chase Bank, NA	USD	986	EUR	925	05/11/2023	18,579

JPMorgan Chase Bank, NA	EUR	1,550	USD	1,643	05/11/2023	(42,112)

JPMorgan Chase Bank, NA	USD	9,561	GBP	7,799	05/24/2023	68,925

JPMorgan Chase Bank, NA	MXN	50,448	USD	2,642	05/25/2023	(129,561)

JPMorgan Chase Bank, NA	NZD	4,313	USD	2,800	04/20/2023	103,122

JPMorgan Chase Bank, NA	USD	2,705	NOK	28,438	04/21/2023	13,504

JPMorgan Chase Bank, NA	USD	5,420	PLN	24,060	04/27/2023	145,819

JPMorgan Chase Bank, NA	PLN	24,672	USD	5,484	04/27/2023	(223,868)

Morgan Stanley Capital Services, Inc.	AUD	26,901	USD	18,818	04/13/2023	829,814

Morgan Stanley Capital Services, Inc.	USD	17,180	AUD	24,812	04/13/2023	(588,765)

Morgan Stanley Capital Services, Inc.	USD	8,371	BRL	42,529	04/04/2023	19,737

Morgan Stanley Capital Services, Inc.	BRL	42,529	USD	8,235	04/04/2023	(156,375)

Morgan Stanley Capital Services, Inc.	CAD	8,643	USD	6,335	06/09/2023	(66,618)

Morgan Stanley Capital Services, Inc.	CNH	54,644	USD	8,028	04/20/2023	67,277

Morgan Stanley Capital Services, Inc.	GBP	472	USD	579	05/24/2023	(4,459)

Morgan Stanley Capital Services, Inc.	IDR	19,062,780	USD	1,245	04/13/2023	(30,843)

Morgan Stanley Capital Services, Inc.	JPY	224,718	USD	1,702	04/28/2023	3,619

Morgan Stanley Capital Services, Inc.	JPY	663,709	USD	5,000	04/28/2023	(16,528)

Morgan Stanley Capital Services, Inc.	MYR	5,519	USD	1,238	06/22/2023	(20,736)

Morgan Stanley Capital Services, Inc.	USD	1,412	MXN	26,454	05/25/2023	41,901

Morgan Stanley Capital Services, Inc.	NZD	5,331	USD	3,444	04/20/2023	110,708

Morgan Stanley Capital Services, Inc.	NOK	9,217	USD	908	04/21/2023	27,267

Morgan Stanley Capital Services, Inc.	PLN	12,083	USD	2,752	04/27/2023	(43,526)

Morgan Stanley Capital Services, Inc.	ZAR	12,179	USD	668	04/20/2023	(14,823)

Morgan Stanley Capital Services, Inc.	KRW	3,613,957	USD	2,782	04/26/2023	11,970

Morgan Stanley Capital Services, Inc.	USD	5,829	KRW	7,107,592	04/26/2023	(381,214)

Morgan Stanley Capital Services, Inc.	USD	9,092	SEK	94,680	04/21/2023	38,644

Morgan Stanley Capital Services, Inc.	SEK	140,775	USD	13,558	04/21/2023	(18,735)

Morgan Stanley Capital Services, Inc.	CHF	14,435	USD	15,532	05/24/2023	(329,906)

Natwest Markets PLC	JPY	1,516,940	USD	11,567	04/28/2023	102,399

Natwest Markets PLC	SGD	3,671	USD	2,731	05/15/2023	(30,920)

Standard Chartered Bank	USD	2,713	INR	223,766	06/22/2023	(300)

Standard Chartered Bank	JPY	213,433	USD	1,613	04/28/2023	(513)

Standard Chartered Bank	USD	2,759	TWD	82,914	06/15/2023	(23,878)

Standard Chartered Bank	KRW	7,309,731	USD	5,734	04/26/2023	132,201

Standard Chartered Bank	USD	11,426	KRW	14,745,067	04/26/2023	(124,765)

State Street Bank & Trust Co.	AUD	463	USD	322	04/13/2023	12,107

State Street Bank & Trust Co.	USD	376	AUD	539	04/13/2023	(15,719)

State Street Bank & Trust Co.	USD	198	DKK	1,342	04/21/2023	(2,494)

2023 Semi-Annual Report	53

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

State Street Bank & Trust Co.	EUR	1,085	USD	1,157	04/20/2023	$(20,026)

State Street Bank & Trust Co.	USD	786	EUR	730	05/11/2023	7,527

State Street Bank & Trust Co.	EUR	288	USD	306	05/11/2023	(6,784)

State Street Bank & Trust Co.	JPY	725,508	USD	5,585	04/28/2023	101,464

State Street Bank & Trust Co.	USD	103	JPY	13,717	04/28/2023	595

State Street Bank & Trust Co.	JPY	89,255	USD	663	04/28/2023	(11,834)

State Street Bank & Trust Co.	USD	196	JPY	25,450	04/28/2023	(4,052)

State Street Bank & Trust Co.	NZD	394	USD	254	04/20/2023	8,021

State Street Bank & Trust Co.	USD	48	NZD	76	04/20/2023	(817)

State Street Bank & Trust Co.	NOK	4,247	USD	418	04/21/2023	12,194

State Street Bank & Trust Co.	USD	427	NOK	4,247	04/21/2023	(21,018)

State Street Bank & Trust Co.	USD	208	ZAR	3,723	04/20/2023	1,036

State Street Bank & Trust Co.	ZAR	10,963	USD	594	04/20/2023	(20,814)

UBS AG	USD	5,586	MXN	103,057	05/25/2023	76,461

UBS AG	MXN	103,750	USD	5,605	05/25/2023	(95,458)

UBS AG	NOK	55,458	USD	5,348	04/21/2023	46,811

UBS AG	USD	2,833	NOK	29,168	04/21/2023	(44,448)

						$316,776

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 40, 5 Year Index, 06/20/2028*	(5.00)%	Quarterly	4.63%	USD	9,140	$(154,779)	$(20,066)	$(134,713)
Malaysia Government Bond, 06/20/2028*	(1.00)	Quarterly	0.72	USD	26,220	(350,670)	(179,097)	(171,573)

Sale Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00	Quarterly	4.69	USD	14,600	199,728	301,081	(101,353)

						$(305,721)	$101,918	$(407,639)

* Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)			Payments made by the Fund	Payments received by the Fund

USD	31,087	07/15/2024	3.440%	CPI#	Maturity	$89,288	$—	$89,288
USD	28,500	02/26/2025	1.589%	CPI#	Maturity	3,667,742	—	3,667,742
USD	17,150	02/28/2025	1.527%	CPI#	Maturity	2,258,564	—	2,258,564
USD	12,590	05/13/2027	3.263%	CPI#	Maturity	(53,267)	—	(53,267)
USD	6,245	07/08/2027	2.770%	CPI#	Maturity	70,799	—	70,799
USD	6,245	07/08/2027	2.778%	CPI#	Maturity	68,542	—	68,542
USD	8,760	07/15/2027	2.753%	CPI#	Maturity	90,429	—	90,429

						$6,192,097	$—	$6,192,097

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

54	Sanford C. Bernstein Fund, Inc.

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)			Payments made by the Fund	Payments received by the Fund

NZD	1,981	11/01/2024	3 Month BKBM	2.580%	Quarterly/ Semi-Annual	$(44,860)	$—	$(44,860)
NZD	5,299	11/02/2024	3 Month BKBM	2.503%	Quarterly/ Semi-Annual	(125,006)	—	(125,006)
USD	610	04/21/2025	1.815%	1 Day SOFR	Annual	28,107	35,759	(7,652)
USD	370	06/09/2025	1.970%	1 Day SOFR	Annual	16,304	21,306	(5,002)
USD	484	08/04/2025	1.950%	1 Day SOFR	Annual	22,190	29,114	(6,924)
USD	1,990	04/27/2026	1.570%	1 Day SOFR	Annual	126,387	163,211	(36,824)
USD	840	10/04/2026	1.150%	1 Day SOFR	Annual	69,247	86,248	(17,001)
USD	420	11/08/2026	1.450%	1 Day SOFR	Annual	30,896	39,224	(8,328)
USD	420	11/09/2026	1.505%	1 Day SOFR	Annual	30,104	38,244	(8,140)
USD	1,040	04/04/2027	2.240%	1 Day SOFR	Annual	50,558	75,655	(25,097)
USD	580	04/26/2027	2.110%	1 Day SOFR	Annual	31,239	44,225	(12,986)
EUR	3,459	05/12/2027	6 Month EURIBOR	1.494%	Semi-Annual/ Annual	(208,548)	—	(208,548)
EUR	2,641	05/13/2027	6 Month EURIBOR	1.464%	Semi-Annual/ Annual	(166,177)	—	(166,177)
USD	10,260	06/05/2027	0.343%	1 Day SOFR	Annual	1,272,456	1,494,503	(222,047)
USD	6,030	07/20/2027	1.885%	1 Day SOFR	Annual	387,980	535,132	(147,152)
USD	1,360	09/27/2029	1.300%	1 Day SOFR	Annual	159,062	199,807	(40,745)
USD	1,830	12/13/2029	1.537%	1 Day SOFR	Annual	190,876	182,404	8,472
USD	15,740	05/21/2031	1.395%	1 Day SOFR	Annual	2,084,261	2,579,419	(495,158)
EUR	1,930	08/18/2032	6 Month EURIBOR	1.800%	Semi-Annual/ Annual	(180,924)	—	(180,924)
USD	1,010	11/10/2035	2.390%	1 Day SOFR	Annual	86,282	125,292	(39,010)
EUR	2,300	09/30/2050	0.122%	6 Month EURIBOR	Annual/ Semi-Annual	1,191,206	—	1,191,206
EUR	2,300	09/30/2050	6 Month EURIBOR	(0.017)%	Semi-Annual/ Annual	(1,259,210)	—	(1,259,210)
EUR	2,310	11/10/2050	0.023%	6 Month EURIBOR	Annual/ Semi-Annual	1,244,694	—	1,244,694
EUR	2,310	11/10/2050	6 Month EURIBOR	(0.043)%	Semi-Annual/ Annual	(1,277,155)	—	(1,277,155)

						$3,759,969	$5,649,543	$(1,889,574)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	2	$(485)	$(341)	$(144)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2	(486)	(273)	(213)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2	(485)	(215)	(270)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5	(1,092)	(631)	(461)

2023 Semi-Annual Report	55

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	6	$(1,334)	$(702)	$(632)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	10	(2,063)	(1,222)	(841)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	30	(6,429)	(1,937)	(4,492)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5	(1,092)	(558)	(534)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	6	(1,214)	(304)	(910)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	33	(6,915)	(3,797)	(3,118)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	37	(7,886)	(3,931)	(3,955)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	37	(7,885)	(3,929)	(3,956)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	147	(31,175)	(9,535)	(21,640)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5	(1,091)	(361)	(730)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	10	(2,184)	(854)	(1,330)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	20	(4,246)	(1,830)	(2,416)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	20	(4,246)	(1,691)	(2,555)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	36	(7,643)	(3,549)	(4,094)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	32	(6,672)	(2,513)	(4,159)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	40	(8,370)	(3,943)	(4,427)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	53	(11,282)	(6,692)	(4,590)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	597	(126,355)	(46,319)	(80,036)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	42	(8,977)	(2,759)	(6,218)

						$(249,607)	$(97,886)	$(151,721)

* Termination date

56	Sanford C. Bernstein Fund, Inc.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	4,069	06/16/2023	$198,092
Swiss Market Index Futures	0.00%	Maturity	CHF	1,649	06/16/2023	89,317

						$287,409

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2023, the aggregate market value of these securities amounted to $221,049,847 or 26.1% of net assets.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2023.
(f)	Fair valued by the Adviser.
(g)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.35% of net assets as of March 31, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$398,602	$387,466	0.05%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	1,094,940	1,016,562	0.12%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	39,738	36,072	0.00%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	1,307,532	1,176,495	0.14%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.095%, 11/25/2024	11/06/2015	19,608	19,010	0.00%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 8.202%, 02/27/2023	02/11/2020	145,480	139,431	0.02%
Terraform Global Operating LP 6.125%, 03/01/2026	02/08/2018	133,000	126,502	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.095%, 11/25/2025	09/28/2015	125,284	116,166	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 10.345%, 11/25/2025	09/28/2015	30,850	29,374	0.00%

(h)	Inverse interest only security.
(i)	Affiliated investments.
(j)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(l)	IO—Interest Only.
(m)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2023.
(n)	Non-income producing security.
(o)	The rate shown represents the 7-day yield as of period end.

2023 Semi-Annual Report	57

Schedule of Investments (continued)

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Yuan Renminbi (Offshore)

CNY—Chinese Yuan Renminbi

DKK—Danish Krone

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

ETS—Emission Trading Scheme

EURIBOR—Euro Interbank Offered Rate

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

SPI—Share Price Index

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

58	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

March 31, 2023 (Unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–70.4%

Long-Term Municipal Bonds–70.4%
Alabama–1.0%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	$1,000	$987,310
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2021 4.00%, 02/01/2040	1,000	962,360
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2021-B 4.00%, 12/01/2051	5,500	5,345,070
Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 01/01/2054	2,000	2,109,574
Sumter County Industrial Development Authority/AL (Enviva, Inc.) Series 2022 6.00%, 07/15/2052	1,250	1,125,293

		10,529,607

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	400	430,345

Arizona–0.8%
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 4.00%, 11/01/2037	1,100	1,075,562
4.00%, 11/01/2038	600	583,920
4.00%, 11/01/2039	750	722,988
5.00%, 11/01/2035	850	912,124

	Principal Amount (000)	U.S. $ Value
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2052	$2,000	$2,095,926
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.062%, 07/01/2029	1,000	856,116
2.442%, 07/01/2032	2,250	1,845,700
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.171%, 07/01/2033	1,475	1,166,618

		9,258,954

Arkansas–0.1%
City of Fayetteville AR Sales & Use Tax Revenue Series 2022 2.875%, 11/01/2032	1,000	980,355

California–3.2%
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	3,070	3,142,076
California Community Choice Financing Authority (Morgan Stanley) Series 2023 4.873% (SOFR + 1.63%), 07/01/2053(b)	1,000	1,002,840
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	3,385	2,595,706
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2023 3.65%, 01/01/2050(a)	4,625	4,626,134
7.75%, 01/01/2050(a)	400	399,520
California Municipal Finance Authority (Waste Management, Inc.) Series 2019-A 2.40%, 10/01/2044	4,710	4,290,460
California State University Series 2021-B 2.374%, 11/01/2035	1,000	769,692

2023 Semi-Annual Report	59

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(a)	$2,500	$1,962,873
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(a)	1,000	761,168
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(a)	2,000	1,501,912
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(a)	1,000	788,050
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(a)	1,700	1,357,464
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	1,000	756,646
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 3.895% (LIBOR 3 Month + 0.57%), 06/01/2039(b)	3,675	3,313,836
San Francisco Intl Airport Series 2019-H 5.00%, 05/01/2024 (Pre-refunded/ETM)	3,755	3,839,764
State of California
Series 2014 5.00%, 10/01/2029	50	51,924
Series 2015 5.00%, 03/01/2026	2,085	2,188,712

	Principal Amount (000)	U.S. $ Value
Series 2023 6.00%, 03/01/2033	$1,000	$1,113,716
University of California Series 2023-B 5.00%, 05/15/2042	1,000	1,148,914

		35,611,407

Colorado–2.3%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	2,375	2,347,994
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2033	845	921,168
5.00%, 08/01/2034	3,000	3,250,613
5.00%, 08/01/2035	4,100	4,404,620
5.00%, 08/01/2036	8,975	9,550,668
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	488	392,562
State of Colorado (State of Colorado COP) Series 2022 6.00%, 12/15/2041	3,000	3,638,968
Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	177	150,060
AGM Series 2020 5.00%, 12/01/2024	115	118,952
5.00%, 12/01/2027	105	115,456
5.00%, 12/01/2033	110	123,372
5.00%, 12/01/2050	100	105,446

		25,119,879

Connecticut–1.7%
City of Bridgeport CT Series 2017-A 5.00%, 11/01/2026 (Pre-refunded/ETM)	1,650	1,800,268
5.00%, 11/01/2027	1,735	1,910,270
5.00%, 11/01/2029	1,890	2,080,342
5.00%, 11/01/2030	2,015	2,217,582
5.00%, 11/01/2031	1,335	1,468,208
Series 2017-C 5.00%, 08/15/2025	1,000	1,051,438
Connecticut State Health & Educational Facilities Authority Series 2023-A 2.80%, 07/01/2048	3,380	3,362,336
State of Connecticut Series 2016-A 5.00%, 03/15/2024	3,060	3,130,274
Series 2018-C 5.00%, 06/15/2027	1,415	1,564,748

		18,585,466

60	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
District of Columbia–0.2%
Metropolitan Washington Airports Authority Aviation Revenue Series 2018-A 5.00%, 10/01/2030	$1,910	$2,081,797

Florida–3.4%
Capital Trust Agency, Inc. (Franklin Academy Series 2020 Obligated Group) Series 2020 4.00%, 12/15/2024(a)	385	380,138
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2027	3,550	3,854,240
5.00%, 08/15/2028	2,625	2,868,482
5.00%, 08/15/2029	2,750	2,998,834
5.00%, 08/15/2030	2,000	2,175,212
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030	100	70,746
Zero Coupon, 10/01/2032	100	64,154
Zero Coupon, 10/01/2034	100	57,254
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	500	445,947
Florida State Board of Education (State of Florida) Series 2017-F 5.00%, 06/01/2023	1,310	1,315,036
Lakewood Ranch Stewardship District (Lakewood Ranch Stewardship District Country Club East Project) AGM Series 2020 2.50%, 05/01/2033	1,830	1,621,342
North Broward Hospital District Series 2017-B 5.00%, 01/01/2027	7,070	7,514,518
5.00%, 01/01/2031	3,590	3,829,240
5.00%, 01/01/2032	2,950	3,137,382
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 5.00%, 06/01/2055	200	174,954

	Principal Amount (000)	U.S. $ Value
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(a)	$1,000	$1,003,940
St Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2023	1,565	1,581,456
State of Florida Department of Transportation Turnpike System Revenue Series 2015-B 5.00%, 07/01/2024	3,795	3,909,966

		37,002,841

Georgia–1.9%
City of Atlanta GA Airport Passenger Facility Charge Series 2019-F 5.00%, 07/01/2025	4,000	4,216,846
City of Atlanta GA Department of Aviation
Series 2021-A 5.00%, 07/01/2029	640	735,900
Series 2021-B 5.00%, 07/01/2029	600	689,906
Series 2021-C 4.00%, 07/01/2039	1,000	993,338
5.00%, 07/01/2035	2,350	2,618,087
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-A 4.00%, 04/01/2048	6,465	6,472,662
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2028	180	195,894
Private Colleges & Universities Authority (Emory University) Series 2020-B 4.00%, 09/01/2036	5,000	5,277,012

		21,199,645

Guam–0.0%
Territory of Guam Series 2019 5.00%, 11/15/2031	180	188,981

Hawaii–1.4%
City & County of Honolulu HI Series 2022-A 5.00%, 11/01/2029	1,180	1,375,108
University of Hawaii Series 2016 5.00%, 10/01/2023	6,035	6,105,568

2023 Semi-Annual Report	61

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
5.00%, 10/01/2026	$7,010	$7,618,568

		15,099,244

Illinois–7.9%
Chicago Board of Education Series 2010 6.319%, 11/01/2029	1,000	1,001,226
Series 2019-B 5.00%, 12/01/2030	270	283,658
5.00%, 12/01/2031	310	323,834
5.00%, 12/01/2032	200	208,502
5.00%, 12/01/2033	160	166,234
Series 2022-B 4.00%, 12/01/2041	2,000	1,787,176
Series 2023 5.25%, 04/01/2039	1,000	1,068,956
Chicago O’Hare International Airport Series 2015-B 5.00%, 01/01/2024	11,425	11,617,860
5.00%, 01/01/2028	6,690	6,943,078
AGM Series 2020-E 4.00%, 01/01/2039	1,275	1,294,840
Illinois Finance Authority (Illinois Institute of Technology)
Series 2019 5.00%, 09/01/2023	100	99,974
5.00%, 09/01/2026	100	99,996
5.00%, 09/01/2027	100	100,192
5.00%, 09/01/2029	100	100,430
5.00%, 09/01/2032	100	99,594
5.00%, 09/01/2033	200	198,040
5.00%, 09/01/2034	100	97,952
Illinois Finance Authority (Memorial Health Obligated Group) Series 2019 5.00%, 04/01/2030	3,020	3,307,832
5.00%, 04/01/2031	2,450	2,675,505
5.00%, 04/01/2032	1,725	1,876,600
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2018-A 5.00%, 05/15/2032	20,130	21,889,052
5.00%, 05/15/2033	6,775	7,353,270
State of Illinois
Series 2017-A 5.00%, 12/01/2025	3,810	4,005,810
Series 2017-D 5.00%, 11/01/2024	12,010	12,372,574
Series 2019-A 5.00%, 11/01/2026	5,740	6,136,680
State of Illinois Sales Tax Revenue Series 2016-D 5.00%, 06/15/2023	1,340	1,344,412

		86,453,277

	Principal Amount (000)	U.S. $ Value
Indiana–0.6%
City of Fort Wayne IN (Do Good Foods Fort Wayne LLC Obligated Group) Series 2022 9.00%, 12/01/2044(a)	$850	$838,674
10.75%, 12/01/2029	115	114,574
City of Whiting IN (BP Products North America, Inc.) Series 2023 4.40%, 11/01/2045	2,000	2,037,196
Indiana Finance Authority (Indiana University Health, Inc. Obligated Group) Series 2015 4.00%, 12/01/2040	3,000	2,982,355
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	330	295,480

		6,268,279

Iowa–0.1%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2022 4.00%, 12/01/2050	1,000	972,591

Kansas–0.2%
Kansas Development Finance Authority (State of Kansas Department of Administration Lease) Series 2021-K 1.149%, 05/01/2026	2,000	1,801,900

Kentucky–2.4%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026	225	235,026
5.00%, 02/01/2027	240	254,818
5.00%, 02/01/2030	155	170,546
5.00%, 02/01/2031	195	209,994
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2026	4,265	4,472,952
5.00%, 06/01/2031	6,195	6,413,398
Kentucky Public Energy Authority (BP PLC) Series 2020-A 4.00%, 12/01/2050	6,370	6,353,394

62	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-C 4.00%, 12/01/2049	$8,500	$8,461,443

		26,571,571

Louisiana–1.0%
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Utilities Restoration Corp. ELL System Restoration Revenue) Series 2023 5.081%, 06/01/2031	1,400	1,411,540
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015-A 6.00%, 11/15/2030	1,550	1,550,620
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	435	446,200
6.10%, 06/01/2038(a)	585	628,356
6.10%, 12/01/2040(a)	500	537,068
Parish of St. John the Baptist LA (Marathon Oil Corp.) Series 2019 2.10%, 06/01/2037	1,570	1,532,506
Series 2023 4.05%, 06/01/2037(c)	4,885	4,885,000

		10,991,290

Massachusetts–0.4%
Commonwealth of Massachusetts AGC Series 2007-A 3.795% (LIBOR 3 Month + 0.57%), 05/01/2037(b)	2,775	2,723,488
Commonwealth of Massachusetts (Commonwealth of Massachusetts COVID-19 Recovery Assessment Revenue) Series 2022-B 4.11%, 07/15/2031	2,000	1,979,336

		4,702,824

Michigan–3.2%
City of Detroit MI Series 2018 5.00%, 04/01/2026	1,200	1,240,838
5.00%, 04/01/2028	2,475	2,606,164
Great Lakes Water Authority Water Supply System Revenue Series 2018-A 5.00%, 07/01/2024	3,000	3,091,254

	Principal Amount (000)	U.S. $ Value
5.00%, 07/01/2025	$2,500	$2,626,582
5.00%, 07/01/2027	1,745	1,913,086
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015 4.50%, 10/01/2029	900	906,636
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014 5.00%, 07/01/2024	10,115	10,382,560
Michigan Finance Authority (Michigan Finance Authority School Loan Revolving Fund) Series 2019 2.366%, 09/01/2049	5,000	4,948,536
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 06/30/2033	1,090	1,142,624
South Lyon Community Schools Series 2016 5.00%, 05/01/2028	3,640	3,897,366
University of Michigan
Series 2017-A 5.00%, 04/01/2023 (Pre-refunded/ETM)	1,250	1,250,000
5.00%, 04/01/2023	705	705,000

		34,710,646

Minnesota–0.4%
Brainerd Independent School District No. 181 Series 2018-A 4.00%, 02/01/2041	2,500	2,552,182
North St Paul-Maplewood-Oakdale Independent School District No. 622 Series 2019-A 3.00%, 02/01/2039	2,000	1,772,730

		4,324,912

Mississippi–0.6%
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 4.00%, 10/01/2035(a)	1,100	1,025,708
Mississippi Development Bank (State of Mississippi Department of Corrections)
Series 2010-C 5.00%, 08/01/2023	1,720	1,722,703
Series 2010-D 5.00%, 08/01/2023	3,695	3,700,806

		6,449,217

2023 Semi-Annual Report	63

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Missouri–0.2%
City of Kansas City MO (City of Kansas City MO Lease) Series 2022 5.00%, 09/01/2038	$1,500	$1,651,622
Howard Bend Levee District XLCA Series 2005 5.75%, 03/01/2025	185	187,746
5.75%, 03/01/2027	155	158,435

		1,997,803

Nebraska–1.5%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	17,000	17,118,583

Nevada–0.3%
Clark County School District Series 2022-A 5.00%, 06/15/2038	1,155	1,299,214
State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) Series 2023 3.70%, 01/01/2050(a)	1,700	1,701,675

		3,000,889

New Hampshire–0.0%
National Finance Authority National Finance Authority Series 2022-2 0.334%, 09/20/2036	3,750	89,845

New Jersey–4.0%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014-U 5.00%, 06/15/2023	1,610	1,616,072
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	1,185	1,186,768
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017-A 5.00%, 07/01/2027	1,325	1,435,432

	Principal Amount (000)	U.S. $ Value
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2018-A 5.00%, 06/15/2024	$2,750	$2,820,372
5.00%, 06/15/2029	1,630	1,730,706
5.00%, 06/15/2030	1,675	1,775,874
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2029	160	176,632
5.00%, 12/15/2030	5,975	6,588,918
Series 2019 5.00%, 06/15/2029	3,075	3,396,598
Series 2019-B 5.00%, 06/15/2034	1,570	1,711,822
Series 2019-BB1 5.00%, 06/15/2034	1,250	1,362,916
Series 2022-A 5.00%, 06/15/2034	1,865	2,122,678
New Jersey Turnpike Authority Series 2017-B 5.00%, 01/01/2030	1,565	1,748,404
Series 2021-B 1.713%, 01/01/2029	1,225	1,053,170
AGM Series 2005-D3 5.25%, 01/01/2026	11,070	11,839,872
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2028	3,450	3,739,154

		44,305,388

New York–6.8%
City of New York NY Series 2013-H 5.00%, 08/01/2025	2,510	2,527,504
Series 2015-A 5.00%, 08/01/2023	7,220	7,276,972
Series 2021 1.396%, 08/01/2027	3,385	2,987,710
Series 2021-A 4.00%, 08/01/2035	2,500	2,643,222
Metropolitan Transportation Authority Series 2017-C 5.00%, 11/15/2030	4,340	4,671,348
Series 2020-C 4.75%, 11/15/2045	1,355	1,374,210

64	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2014-B 5.00%, 02/01/2027	$5,275	$5,381,850
5.00%, 11/01/2027	3,350	3,438,556
5.00%, 02/01/2028	2,000	2,041,338
5.00%, 11/01/2028	6,000	6,161,838
5.00%, 02/01/2029	2,500	2,549,608
5.00%, 11/01/2029	1,155	1,184,912
Series 2014-C 5.00%, 11/01/2028	10,665	10,952,666
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.375%, 11/15/2040(a)	100	99,600
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	855	782,981
2.80%, 09/15/2069	2,370	2,170,116
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014-C 5.00%, 03/15/2029	8,340	8,531,530
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	265	252,150
Series 2020 4.00%, 10/01/2030	5,000	4,900,256
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 5.00%, 12/01/2039	1,000	1,052,694
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.411%, 05/15/2034	3,000	2,416,932
Series 2022 5.00%, 05/15/2030	1,000	1,176,364

		74,574,357

North Carolina–0.2%
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 03/01/2026	1,850	1,932,834

	Principal Amount (000)	U.S. $ Value
Ohio–1.9%
American Municipal Power, Inc. (American Municipal Power Prairie State Energy Campus Revenue) Series 2019 5.00%, 02/15/2035	$5,260	$5,886,996
5.00%, 02/15/2036	3,085	3,427,133
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2025	1,500	1,544,042
5.00%, 02/15/2028	4,000	4,217,028
County of Montgomery OH (Dayton Children’s Hospital Obligated Group) Series 2021 5.00%, 08/01/2034	1,150	1,315,128
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 6.375%, 12/01/2037	1,000	1,020,367
Ohio Higher Educational Facility Commission (Ashtabula County Medical Center Obligated Group) Series 2022 5.00%, 01/01/2034	360	395,830
5.25%, 01/01/2035	750	832,250
5.25%, 01/01/2038	1,110	1,191,394
5.25%, 01/01/2039	780	834,290

		20,664,458

Oklahoma–0.4%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2026	1,000	1,006,208
5.00%, 07/01/2028	1,000	1,005,648
5.00%, 07/01/2029	1,000	1,005,662
Oklahoma Development Finance Authority Oklahoma Development Finance Authority Series 2022 4.38%, 11/01/2045	1,000	960,248
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2022-A 5.50%, 08/15/2037	1,000	967,238

		4,945,004

2023 Semi-Annual Report	65

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Oregon–0.3%
Port of Portland OR Airport Revenue Series 2022-2 4.00%, 07/01/2040	$3,000	$2,938,810

Pennsylvania–6.2%
Allegheny County Airport Authority Series 2021-A 4.00%, 01/01/2039	2,000	1,950,564
Allegheny County Sanitary Authority BAM Series 2013 5.00%, 12/01/2024	3,105	3,155,248
5.00%, 12/01/2025	4,365	4,432,504
Capital Region Water Water Revenue Series 2018 5.00%, 07/15/2029	1,500	1,676,426
City of Philadelphia PA Series 2019-B 5.00%, 02/01/2032	2,890	3,260,738
City of Philadelphia PA Water & Wastewater Revenue Series 2020-A 5.00%, 11/01/2037	685	769,048
5.00%, 11/01/2038	1,655	1,836,720
Coatesville School District AGM Series 2017 5.00%, 08/01/2023	1,250	1,259,168
Commonwealth of Pennsylvania Series 2017 5.00%, 01/01/2026	1,000	1,068,666
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 07/01/2025	1,600	1,553,332
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Department of Transportation) Series 2022 5.50%, 06/30/2041	3,300	3,548,822
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-C 4.67% (MUNIPSA + 0.70%), 11/15/2047(b)	2,000	1,935,708
Pennsylvania Turnpike Commission Series 2017 5.00%, 06/01/2028	2,905	3,204,306

	Principal Amount (000)	U.S. $ Value
5.00%, 12/01/2028	$3,065	$3,397,678
5.00%, 12/01/2029	2,500	2,786,002
5.00%, 12/01/2030	2,540	2,824,356
Series 2017-B 5.00%, 06/01/2031	11,050	11,993,774
Series 2019 5.00%, 12/01/2024	4,000	4,147,352
5.00%, 12/01/2025	3,900	4,153,340
Series 2019-A 5.00%, 12/01/2031	2,650	2,982,932
5.00%, 12/01/2032	1,355	1,522,538
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2032	3,205	3,509,216
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2030	880	917,886

		67,886,324

Puerto Rico–1.0%
Commonwealth of Puerto Rico Series 2021-A
Zero Coupon, 07/01/2024	4	3,788
Zero Coupon, 07/01/2033	325	184,324
4.00%, 07/01/2033	312	280,502
4.00%, 07/01/2035	11	9,432
4.00%, 07/01/2037	9	7,858
4.00%, 07/01/2041	13	10,236
4.00%, 07/01/2046	13	10,232
5.25%, 07/01/2023	322	322,172
5.375%, 07/01/2025	423	429,928
5.625%, 07/01/2027	1,053	1,088,230
5.625%, 07/01/2029	423	441,668
5.75%, 07/01/2031	113	119,508
Commonwealth of Puerto Rico (Commonwealth of Puerto Rico) Series 2022-C Zero Coupon, 11/01/2043	79	34,504
HTA TRRB Custodial Trust
Series 2022 5.25%, 07/01/2034	1,005	998,180
5.25%, 07/01/2036	1,110	1,115,592
5.25%, 07/01/2041	905	910,642
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	1,010	1,022,036
Puerto Rico Highway & Transportation Authority Series 2022-B Zero Coupon, 07/01/2032	325	202,718

66	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	$3,315	$3,363,148
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	1,021	965,424

		11,520,122

South Carolina–1.8%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	7,390	7,402,660
Renewable Water Resources Series 2018-A 5.00%, 01/01/2025	7,220	7,531,454
South Carolina Public Service Authority Series 2020-A 4.00%, 12/01/2042	2,000	1,913,312
Series 2021-B 4.00%, 12/01/2038	3,000	2,959,798

		19,807,224

South Dakota–0.2%
South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group) Series 2017 5.00%, 09/01/2028	2,000	2,168,296

Tennessee–0.6%
Metropolitan Nashville Airport Authority (The) Series 2019-B 5.00%, 07/01/2032	1,205	1,333,761
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2023-A 5.00%, 05/01/2053	5,000	5,145,924

		6,479,685

Texas–2.6%
City of Corpus Christi TX Utility System Revenue Series 2015 5.00%, 07/15/2024	1,290	1,327,878
Series 2015-C 5.00%, 07/15/2026	1,030	1,084,988

Principal Amount (000)		U.S. $ Value
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	$375	$375,194
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2037	1,750	1,945,958
Dallas Fort Worth International Airport Series 2020 5.00%, 11/01/2026	2,500	2,719,606
5.00%, 11/01/2027	1,225	1,358,786
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2028	1,100	1,161,848
Lower Colorado River Authority (LCRA Transmission Services Corp.) Series 2022 5.00%, 05/15/2036	5,255	5,958,030
Metropolitan Transit Authority of Harris County (Metropolitan Transit Authority of Harris County Sales & Use Tax) Series 2018 5.00%, 11/01/2029	1,185	1,347,659
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017-A 5.00%, 08/15/2023	1,160	1,169,198
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	300	241,424
Texas A&M University Series 2013-B 5.00%, 05/15/2023	3,950	3,960,908
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group LLC) Series 2016 5.00%, 12/31/2040	1,880	1,899,196
Texas Water Development Board (State Water Implementation Revenue Fund for Texas) Series 2020 5.00%, 04/15/2028	1,255	1,416,160

2023 Semi-Annual Report	67

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Via Metropolitan Transit (via Metropolitan Transit Sales Tax) Series 2017 5.00%, 07/15/2024	$2,580	$2,651,472

		28,618,305

Virginia–0.4%
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 06/15/2023	2,065	2,074,234
Virginia Small Business Financing Authority (95 Express Lanes LLC) Series 2022 5.00%, 07/01/2038	1,120	1,165,238
Virginia Small Business Financing Authority (Pure Salmon Virginia LLC) Series 2022 3.50%, 11/01/2052	1,320	1,318,781

		4,558,253

Washington–5.0%
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/2025	8,615	8,950,876
Port of Seattle WA Series 2018-A 5.00%, 05/01/2026	6,000	6,374,864
5.00%, 05/01/2027	6,500	7,002,906
5.00%, 05/01/2029	1,875	2,008,902
Series 2018-B 5.00%, 05/01/2026	4,925	5,232,700
5.00%, 05/01/2027	5,340	5,753,156
5.00%, 05/01/2028	5,775	6,299,836
Series 2021 4.00%, 08/01/2040	1,000	968,368
Snohomish & Island Counties School District No. 41 Stanwood-Camano Series 2018 5.00%, 12/15/2027	1,000	1,120,540
Spokane County School District No. 81 Spokane Series 2012 3.00%, 12/01/2031	2,000	1,986,350
State of Washington Series 2015-2 5.00%, 07/01/2024	3,755	3,868,754
Series 2015-R 5.00%, 07/01/2023	3,735	3,756,954

	Principal Amount (000)	U.S. $ Value
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	$1,960	$1,872,142

		55,196,348

West Virginia–0.2%
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	3,070	2,774,604

Wisconsin–4.0%
State of Wisconsin Series 2021-1 5.00%, 05/01/2028	3,800	4,305,718
5.00%, 05/01/2030	2,500	2,951,280
Series 2021-2 5.00%, 05/01/2030	3,390	4,001,936
5.00%, 05/01/2032	1,000	1,173,152
5.00%, 05/01/2033	1,400	1,638,732
5.00%, 05/01/2035	750	863,678
5.00%, 05/01/2036	1,210	1,379,312
5.00%, 05/01/2037	1,300	1,471,928
5.00%, 05/01/2038	1,450	1,632,948
5.00%, 05/01/2039	1,500	1,682,208
5.00%, 05/01/2040	1,500	1,673,058
UMA Education, Inc. Series 2019 5.00%, 10/01/2023(a)	195	195,420
5.00%, 10/01/2025(a)	730	733,558
5.00%, 10/01/2026(a)	770	774,156
5.00%, 10/01/2027(a)	805	808,528
5.00%, 10/01/2028(a)	440	441,044
5.00%, 10/01/2029(a)	200	200,108
Wausau School District Series 2022 5.00%, 03/01/2031	2,180	2,505,288
Wisconsin Department of Transportation (Wisconsin Department of Transportation Vehicle Fee Revenue)
Series 2024-1 5.00%, 07/01/2031(c)	1,765	2,001,874
Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group) Series 2023 5.00%, 08/15/2054	1,000	1,068,712
Wisconsin Public Finance Authority Series 2022 5.50%, 02/01/2042(a)	1,400	1,387,034

68	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	$3,245	$3,257,186
Series 2016-B 5.00%, 12/01/2025	2,510	2,542,220
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042	1,000	1,019,236
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021-B 2.25%, 06/01/2027(a)	1,000	899,262
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group)
Series 2021 4.00%, 02/01/2038	1,000	955,346
4.00%, 02/01/2040	1,000	941,164
Series 2022 5.00%, 02/01/2032	1,000	1,087,290

		43,591,376

Total Municipal Obligations (cost $790,372,379)		773,503,536

	Shares

INVESTMENT COMPANIES–22.5%
Funds and Investment Trusts–22.5%(d)
iShares Core MSCI EAFE ETF	1,670,856	111,696,723
iShares Core MSCI Emerging Markets ETF	950,834	46,391,191
SPDR S&P 500 ETF Trust	216,510	88,637,029

Total Investment Companies (cost $204,530,304)		246,724,943

	Principal Amount (000)

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.5%
Agency CMBS–0.7%
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	$2,157	2,165,652
Series 2021-1, Class A 3.50%, 11/20/2035	971	924,254
Series 2021-2, Class A 3.75%, 03/25/2035	2,945	2,921,164

Principal Amount (000)		U.S. $ Value
Series 2021-2, Class X 0.841%, 03/25/2035(e)	$1,963	$105,014
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class ACA 2.046%, 06/25/2038	981	758,334
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	973	912,164

		7,786,582

Non-Agency Fixed Rate CMBS–0.8%
National Finance Authority Series 2020-1, Class A 4.125%, 01/20/2034	1,712	1,706,724
Series 2022-2, Class A 4.00%, 10/20/2036	1,988	1,902,138
New Hampshire Business Finance Authority Series 2022-1, Class A 4.375%, 09/20/2036	4,953	4,904,438

		8,513,300

Total Commercial Mortgage-Backed Securities (cost $17,637,580)		16,299,882

CORPORATES—INVESTMENT GRADE–1.0%

Industrial–1.0%
Capital Goods–0.3%
Caterpillar Financial Services Corp. 4.915% (SOFR + 0.27%), 09/13/2024(b)	1,800	1,792,458
John Deere Capital Corp. 4.616% (SOFR + 0.12%), 07/10/2023(b)	1,000	997,690

		2,790,148

Consumer Cyclical—Automotive–0.2%
General Motors Financial Co., Inc. 5.69% (SOFR + 1.30%), 04/07/2025(b)	2,000	1,985,780

Consumer Non-Cyclical–0.5%
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	1,075	972,026
1.777%, 11/15/2030	1,000	810,480
Novant Health, Inc. 2.637%, 11/01/2036	3,525	2,786,407
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	2,000	1,494,840

		6,063,753

Total Corporates—Investment Grade (cost $12,399,281)		10,839,681

2023 Semi-Annual Report	69

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–0.8%
United States–0.8%
U.S. Treasury Notes 2.125%, 11/30/2023(f)		$1,698	$1,669,346
2.625%, 02/15/2029(f)		7,796	7,385,492

Total Governments—Treasuries (cost $9,575,396)			9,054,838

	Notional Amount

PURCHASED OPTIONS—PUTS–0.5%
Options on Equity Indices–0.5%
Euro STOXX 50 Index Expiration: Feb 2024; Contracts: 6,910; Exercise Price: EUR 3,500.00; Counterparty: UBS AG(g)	EUR	24,185,000	687,479
FTSE 100 Index Expiration: Jan 2024; Contracts: 1,570; Exercise Price: GBP 6,600.00; Counterparty: UBS AG(g)	GBP	10,362,000	247,706
Nikkei 225 Index Expiration: Mar 2024; Contracts: 95,000; Exercise Price: JPY 22,000.00; Counterparty: UBS AG(g)	JPY	2,090,000,000	315,748
S&P 500 Index Expiration: Jan 2024; Contracts: 57,200; Exercise Price: USD 3,300.00; Counterparty: UBS AG(g)	USD	188,760,000	3,948,286

Total Purchased Options—Puts (premiums paid $5,981,762)			5,199,219

	Principal Amount (000)

CORPORATES—NON-INVESTMENT GRADE–0.4%

Industrial–0.4%
Communications—Media–0.1%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)		$1,546	1,197,485

Consumer Non-Cyclical–0.1%
Medline Borrower LP 3.875%, 04/01/2029(a)		1,150	997,798

Transportation—Airlines–0.2%
American Airlines Inc/AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		700	689,772
5.75%, 04/20/2029(a)		620	595,058
United Airlines, Inc. 4.375%, 04/15/2026(a)		1,000	958,900

Principal Amount (000)		U.S. $ Value
4.625%, 04/15/2029(a)	$500	$452,205

		2,695,935

Total Corporates—Non-Investment Grade (cost $5,515,645)		4,891,218

COLLATERALIZED MORTGAGE OBLIGATIONS–0.4%
Non-Agency Fixed Rate–0.3%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates 2.65%, 06/15/2035(a)	4,780	4,072,015

Risk Share Floating Rate–0.1%
Bellemeade Re Ltd. Series 2018-1A, Class M2 7.745% (LIBOR 1 Month + 2.90%), 04/25/2028(a)(b)	89	89,280
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2 8.495% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(b)	250	251,134
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 9.095% (LIBOR 1 Month + 4.25%), 11/25/2023(b)	85	86,658
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 7.745% (LIBOR 1 Month + 2.90%), 07/25/2024(b)	54	54,546
Series 2015-C03, Class 1M2 9.845% (LIBOR 1 Month + 5.00%), 07/25/2025(b)	32	33,924
Series 2016-C01, Class 1M2 11.595% (LIBOR 1 Month + 6.75%), 08/25/2028(b)	95	101,852
Series 2016-C02, Class 1M2 10.845% (LIBOR 1 Month + 6.00%), 09/25/2028(b)	46	48,365

		665,759

Total Collateralized Mortgage Obligations (cost $5,440,719)		4,737,774

ASSET-BACKED SECURITIES–0.3%
Autos—Fixed Rate–0.3%
Foursight Capital Automobile Receivables Trust Series 2023-1, Class A2 5.43%, 10/15/2026(a)	1,160	1,154,734

70	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)	$2,000	$2,002,244

Total Asset-Backed Securities (cost $3,159,631)		3,156,978

	Shares

SHORT-TERM INVESTMENTS–1.3%
Investment Companies–1.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.75%(d)(h)(i) (cost $13,894,725)	13,894,725	13,894,725

Total Investments—99.1% (cost $1,068,507,422)		1,088,302,794

Other assets less liabilities—0.9%		9,860,058

Net Assets—100.0%		$1,098,162,852

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts

FTSE 100 Index Futures	29	June 2023	$2,732,805	$33,091

MSCI Emerging Markets Futures	27	June 2023	1,343,925	50,970

Nikkei 225 (OSE) Futures	13	June 2023	2,745,396	28,896

OMXS 30 Index Futures	240	April 2023	5,125,927	202,099

Russell 2000 E-Mini Futures	138	June 2023	12,513,150	369,137

S&P 500 E-Mini Futures	411	June 2023	85,030,763	4,377,885

S&P Mid 400 E-Mini Futures	36	June 2023	9,106,920	374,039

U.S. T-Note 2 Yr (CBT) Futures	63	June 2023	13,006,547	143,148

U.S. T-Note 10 Yr (CBT) Futures	179	June 2023	20,571,016	573,564

U.S. Ultra Bond (CBT) Futures	48	June 2023	6,774,000	223,051

Sold Contracts

Euro STOXX 50 Index Futures	170	June 2023	7,855,792	(347,641)

FTSE 100 Index Futures	4	June 2023	376,939	(1,889)

Hang Seng Index Futures	8	April 2023	1,043,631	(6,368)

MSCI Singapore IX ETS Futures	183	April 2023	4,211,283	(77,888)

S&P/TSX 60 Index Futures	52	June 2023	9,304,980	(142,014)

SPI 200 Futures	155	June 2023	18,626,445	(441,547)

TOPIX Index Futures	24	June 2023	3,621,465	(110,281)

				$5,248,252

2023 Semi-Annual Report	71

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Bank of America, NA	EUR	14,050	USD	15,092	05/11/2023	$(176,661)

Bank of America, NA	USD	6,632	EUR	6,230	05/11/2023	138,233

BNP Paribas SA	SEK	87,187	USD	8,443	04/21/2023	34,815

BNP Paribas SA	USD	5,193	JPY	684,873	04/28/2023	(16,662)

Citibank, NA	AUD	8,723	USD	5,814	04/13/2023	(18,578)

Citibank, NA	JPY	2,145,659	USD	16,275	04/28/2023	59,251

Citibank, NA	USD	2,798	JPY	363,394	04/28/2023	(51,594)

Goldman Sachs Bank USA	USD	14,337	EUR	13,274	05/11/2023	88,186

Goldman Sachs Bank USA	CHF	5,922	USD	6,463	05/24/2023	(44,370)

Goldman Sachs Bank USA	USD	13,931	CHF	12,613	05/24/2023	(71,308)

Goldman Sachs Bank USA	USD	20,513	CAD	27,976	06/09/2023	209,622

HSBC Bank USA	USD	8,763	SEK	92,503	04/21/2023	158,200

JPMorgan Chase Bank, NA	NZD	902	USD	582	04/20/2023	17,725

JPMorgan Chase Bank, NA	USD	3,609	NOK	37,942	04/21/2023	18,017

JPMorgan Chase Bank, NA	USD	5,458	GBP	4,452	05/24/2023	39,345

Morgan Stanley & Co. LLC	USD	14,931	AUD	21,661	04/13/2023	(447,067)

Morgan Stanley & Co. LLC	NOK	18,294	USD	1,803	04/21/2023	54,121

Morgan Stanley & Co. LLC	SEK	151,119	USD	14,559	04/21/2023	(15,054)

Morgan Stanley & Co. LLC	USD	4,950	SEK	51,445	04/21/2023	11,260

Morgan Stanley & Co. LLC	JPY	924,998	USD	6,968	04/28/2023	(23,034)

Morgan Stanley & Co. LLC	CHF	21,501	USD	23,135	05/24/2023	(491,778)

State Street Bank & Trust Co.	NOK	1,368	USD	138	04/21/2023	6,770

						$(520,561)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 40, 5 Year Index, 06/20/2028*	(5.00)%	Quarterly	4.63%	USD	4,400	$(74,511)	$(9,660)	$(64,851)

Sale Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00	Quarterly	4.69	USD	19,400	265,392	400,068	(134,676)

						$190,881	$390,408	$(199,527)

* Termination date

72	Sanford C. Bernstein Fund, Inc.

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	4,710	01/15/2025	2.565%	CPI#	Maturity	$440,795	$—	$440,795
USD	2,355	01/15/2025	2.585%	CPI#	Maturity	218,511	—	218,511
USD	2,355	01/15/2025	2.613%	CPI#	Maturity	215,914	—	215,914
USD	11,470	01/15/2026	CPI#	3.720%	Maturity	(387,444)	—	(387,444)
USD	7,300	01/15/2027	CPI#	3.320%	Maturity	(342,710)	—	(342,710)
USD	7,200	01/15/2027	CPI#	3.466%	Maturity	(272,772)	(7,425)	(265,347)
USD	20,920	01/15/2028	1.230%	CPI#	Maturity	3,863,689	—	3,863,689
USD	16,190	01/15/2028	0.735%	CPI#	Maturity	3,574,253	—	3,574,253
USD	30,110	01/15/2029	CPI#	3.290%	Maturity	(1,097,718)	—	(1,097,718)
USD	5,860	01/15/2029	CPI#	3.735%	Maturity	5,960	—	5,960
USD	5,125	01/15/2030	1.572%	CPI#	Maturity	912,656	—	912,656
USD	5,125	01/15/2030	1.587%	CPI#	Maturity	905,548	—	905,548
USD	1,130	01/15/2030	1.714%	CPI#	Maturity	186,308	—	186,308
USD	1,130	01/15/2030	1.731%	CPI#	Maturity	184,509	—	184,509
USD	4,400	01/15/2031	2.782%	CPI#	Maturity	323,772	—	323,772
USD	4,150	01/15/2031	2.680%	CPI#	Maturity	347,407	—	347,407
USD	3,500	01/15/2031	2.989%	CPI#	Maturity	184,805	—	184,805
USD	3,800	04/15/2032	CPI#	2.909%	Maturity	(197,412)	—	(197,412)
USD	3,350	04/15/2032	CPI#	2.748%	Maturity	(232,842)	—	(232,842)
USD	2,000	04/15/2032	CPI#	2.722%	Maturity	(144,735)	—	(144,735)

						$8,688,494	$(7,425)	$8,695,919

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	10,850	04/15/2032	2.777%	1 Day SOFR	Annual	$396,066	$—	$396,066

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	56	$(11,767)	$(5,126)	$(6,641)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	770	(163,033)	(93,287)	(69,746)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1	(121)	(66)	(55)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	30	(6,430)	(2,827)	(3,603)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	379	(80,304)	(35,348)	(44,956)

2023 Semi-Annual Report	73

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	570	$(120,698)	$(51,764)	$(68,934)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	494	(104,685)	(43,578)	(61,107)

						$(487,038)	$(231,996)	$(255,042)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type			Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Barclays Bank PLC	USD	13,000	11/24/2026	2.233%	CPI	#	Maturity	$1,619,310	$—	$1,619,310
Barclays Bank PLC	USD	12,000	10/23/2026	2.310%	CPI	#	Maturity	737,599	—	737,599
Barclays Bank PLC	USD	10,000	10/23/2029	2.388%	CPI	#	Maturity	599,636	—	599,636
Barclays Bank PLC	USD	10,000	12/04/2027	2.170%	CPI	#	Maturity	1,160,828	—	1,160,828
Citibank, NA	USD	22,000	11/04/2023	1.900%	CPI	#	Maturity	3,060,420	—	3,060,420
Citibank, NA	USD	10,000	07/20/2027	2.104%	CPI	#	Maturity	1,239,421	—	1,239,421
Deutsche Bank AG	USD	10,000	09/04/2025	1.818%	CPI	#	Maturity	1,328,668	—	1,328,668
JPMorgan Chase Bank, NA	USD	33,000	07/20/2024	1.995%	CPI	#	Maturity	3,945,998	—	3,945,998
JPMorgan Chase Bank, NA	USD	28,000	12/0272028	2.009%	CPI	#	Maturity	3,700,069	—	3,700,069
JPMorgan Chase Bank, NA	USD	13,000	11/04/2026	2.015%	CPI	#	Maturity	1,697,438	—	1,697,438
JPMorgan Chase Bank, NA	USD	10,000	03/02/2024	2.175%	CPI	#	Maturity	1,144,346	—	1,144,346

								$20,233,733	$—	$20,233,733

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
				Rate Type			Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Citibank, NA	USD	12,470	10/09/2029	1.125%	SIFMA	*	Quarterly	$1,204,865	$—	$1,204,865

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

74	Sanford C. Bernstein Fund, Inc.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Pay Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	2,089	06/16/2023	$(41,049)

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2023, the aggregate market value of these securities amounted to $42,330,330 or 3.9% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2023.
(c)	When-Issued or delayed delivery security.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(e)	IO—Interest Only.
(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(g)	Non-income producing security.
(h)	Affiliated investments.
(i)	The rate shown represents the 7-day yield as of period end.

As of March 31, 2023, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.6% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CBT—Chicago Board of Trade

CCRC—Congregate Care Retirement Center

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

MUNIPSA—SIFMA Municipal Swap Index

NATL—National Interstate Corporation

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

OSF—Order of St. Francis

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

UPMC—University of Pittsburgh Medical Center

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

2023 Semi-Annual Report	75

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

March 31, 2023 (Unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–81.0%

Long-Term Municipal Bonds–81.0%
American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	$235	$252,828

California–69.3%
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) Series 2020 2.792%, 10/01/2032	1,150	974,888
Antelope Valley-East Kern Water Agency Series 2016 5.00%, 06/01/2023	1,000	1,003,748
5.00%, 06/01/2025	1,000	1,052,180
Bay Area Toll Authority Series 2021 4.27% (MUNIPSA + 0.30%), 04/01/2056(b)	2,000	1,952,380
4.38% (MUNIPSA + 0.41%), 04/01/2056(b)	2,000	1,937,056
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	2,500	2,558,694
California Community Choice Financing Authority (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	1,300	1,296,784
Series 2023 5.00%, 12/01/2053	2,130	2,225,654
California Community Choice Financing Authority (Morgan Stanley) Series 2023 4.873% (SOFR + 1.63%), 07/01/2053(b)	1,200	1,203,408
5.00%, 07/01/2053	1,000	1,051,226
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	1,265	970,034

	Principal Amount (000)	U.S. $ Value
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 4.00%, 08/01/2046(a)	$500	$399,274
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 4.00%, 02/01/2050(a)	995	750,560
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2027	2,000	2,125,922
California Enterprise Development Authority (Rocketship Education Obligated Group) Series 2022 4.00%, 06/01/2031(a)	540	492,616
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020-A 4.00%, 04/01/2035	1,850	1,888,990
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018-A 5.00%, 11/15/2030	900	991,188
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2021 4.32% (MUNIPSA + 0.35%), 08/01/2047(b)	2,000	1,977,296
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2023 3.65%, 01/01/2050(a)	5,000	5,001,226
7.75%, 01/01/2050(a)	230	229,724
California Municipal Finance Authority (Anaheim Electric Utility Fund) Series 2015-B 5.00%, 10/01/2026	1,000	1,066,938
California Municipal Finance Authority (California Municipal Finance Authority State Lease) Series 2017-A 5.00%, 06/01/2029	2,320	2,558,446
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 5.00%, 06/30/2028	1,325	1,412,696

76	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
5.00%, 12/31/2028	$1,700	$1,812,910
5.00%, 06/30/2029	2,000	2,122,682
California Municipal Finance Authority (United Airlines, Inc.) Series 2019 4.00%, 07/15/2029	2,140	2,075,070
California Pollution Control Financing Authority (San Diego County Water Authority Desalination Project Pipeline) Series 2019 5.00%, 07/01/2029(a)	450	473,410
California Public Finance Authority (California University of Science & Medicine Obligated Group) Series 2019 6.25%, 07/01/2054(a)	1,000	1,060,662
California School Finance Authority (Classical Academy Obligated Group) Series 2022 5.00%, 10/01/2042(a)	1,000	1,035,980
California School Finance Authority (Fenton Charter Public Schools) Series 2020-A 4.00%, 07/01/2030(a)	600	571,600
California School Finance Authority (Rocketship Education Obligated Group) Series 2015-A 4.25%, 03/01/2028(a)	545	531,776
California State Public Works Board (California State Public Works Board Lease) Series 2014-A 5.00%, 09/01/2030	4,375	4,529,858
Series 2022-A 5.00%, 08/01/2023	4,715	4,754,524
California State University Series 2016-A 5.00%, 11/01/2025	1,000	1,066,008
Series 2017-A 5.00%, 11/01/2025	2,160	2,302,576
5.00%, 11/01/2030	1,000	1,110,550
Series 2020-D 1.49%, 11/01/2028	400	341,224
Series 2021-B 2.274%, 11/01/2034	2,000	1,553,948
California Statewide Communities Development Authority Series 2015 5.00%, 08/15/2028 (Pre-refunded/ETM)	2,200	2,362,870
California Statewide Communities Development Authority (Lancer Educational Housing LLC) Series 2019 5.00%, 06/01/2034(a)	375	370,244

	Principal Amount (000)	U.S. $ Value
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016-A 5.00%, 12/01/2041(a)	$1,000	$991,288
Series 2018-A 5.00%, 12/01/2028(a)	500	523,134
California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group) Series 2018 5.00%, 01/01/2028	2,915	3,129,672
5.00%, 01/01/2029	2,790	2,988,052
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.00%, 07/01/2024(a)	120	119,990
5.00%, 07/01/2029(a)	215	213,846
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015-R 5.00%, 09/01/2025	4,175	4,218,876
City of Los Angeles Department of Airports Series 2016-A 5.00%, 05/15/2026 (Pre-refunded/ETM)	215	229,786
5.00%, 05/15/2026	1,580	1,673,206
Series 2017-A 5.00%, 05/15/2030	3,585	3,829,186
5.00%, 05/15/2031	1,275	1,357,828
Series 2018 5.00%, 05/15/2023	4,670	4,680,132
Series 2018-D 5.00%, 05/15/2026	2,890	3,060,484
Series 2019 5.00%, 05/15/2031	485	532,338
Series 2020 5.00%, 05/15/2033	1,000	1,174,794
City of Roseville CA (Fiddyment Ranch Community Facilities District No 1) Series 2017 5.00%, 09/01/2031	1,000	1,065,622
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.00%, 09/01/2031	305	320,830
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014-A 5.00%, 03/01/2024	1,955	1,984,798

2023 Semi-Annual Report	77

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Series 2014-B 5.00%, 03/01/2026	$2,360	$2,416,280
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(a)	995	769,456
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(a)	290	226,488
Coronado Community Development Agency Successor Agency Series 2018-A 5.00%, 09/01/2033	2,520	2,651,904
County of Los Angeles CA Community Facilities District No. 2021-01 Series 2022 5.00%, 09/01/2042	1,800	1,855,888
County of Monterey CA (County of Monterey CA COP) Series 2017 5.00%, 10/01/2029	4,870	5,426,808
County of Sacramento CA Airport System Revenue Series 2018-E 5.00%, 07/01/2032	1,280	1,457,388
County of San Diego CA (County of San Diego CA COP) Series 2014-A 5.00%, 10/15/2027	1,250	1,300,002
5.00%, 10/15/2028	1,300	1,351,604
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.35%, 04/01/2047(a)	1,000	762,802
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(a)	1,250	981,436
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(a)	1,000	761,168
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(a)	1,000	750,956

	Principal Amount (000)	U.S. $ Value
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A1 2.875%, 08/01/2041(a)	$945	$792,490
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(a)	1,000	788,050
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 2.65%, 12/01/2046(a)	995	761,370
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(a)	1,000	798,508
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	1,000	756,646
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(a)	1,000	722,000
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2028	1,505	1,572,262
Golden State Tobacco Securitization Corp. Series 2021 1.85%, 06/01/2031	235	233,860
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2021 1.40%, 06/01/2025	1,000	927,074
Irvine Unified School District Series 2017-A 5.00%, 09/01/2023	920	926,356

78	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Los Angeles Department of Water & Power (Los Angeles Department of Water & Power Power System Revenue) Series 2018-A 5.00%, 07/01/2028	$1,660	$1,877,638
Los Angeles Department of Water & Power Power System Revenue Series 2020-B 5.00%, 07/01/2028	365	417,634
5.00%, 07/01/2029	455	532,088
Los Angeles Unified School District/CA Series 2014-C 5.00%, 07/01/2027	6,815	7,042,670
Series 2021-R 5.00%, 07/01/2023	2,725	2,740,684
Metropolitan Water District of Southern California Series 2021-D 4.11% (MUNIPSA + 0.14%), 07/01/2037(b)	1,000	996,312
Middle Fork Project Finance Authority Series 2020 5.00%, 04/01/2033	450	496,156
Newport Mesa Unified School District Series 2020 5.00%, 08/01/2024	510	526,530
Oakland Unified School District/Alameda County Series 2015-A 5.00%, 08/01/2025	1,310	1,383,388
5.00%, 08/01/2026	1,025	1,084,858
Peralta Community College District Series 2014-A 5.00%, 08/01/2027	5,855	6,032,374
Regents of the University of California Medical Center Pooled Revenue Series 2022 5.00%, 05/15/2039	3,000	3,419,794
River Islands Public Financing Authority (River Islands Public Financing Authority Community Facilities District No 2003-1) Series 2022 4.50%, 09/01/2037	1,000	993,410
5.00%, 09/01/2042	1,000	979,358
Riverside County Redevelopment Successor Agency AGM Series 2017-B 5.00%, 10/01/2029	1,900	2,097,584
Romoland School District Series 2015 5.00%, 09/01/2023	300	302,036
Sacramento County Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District) Series 2014-A 5.00%, 12/01/2029	2,000	2,061,264

	Principal Amount (000)	U.S. $ Value
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 3.895% (LIBOR 3 Month + 0.57%), 06/01/2039(b)	$1,450	$1,307,500
San Diego Association of Governments (State of California DOT Fed Hwy Grant) Series 2019 1.80%, 11/15/2027	1,500	1,443,376
San Diego County Water Authority Series 2021-A 5.00%, 05/01/2023	780	781,494
5.00%, 05/01/2024	500	513,810
5.00%, 05/01/2025	1,000	1,055,150
San Francisco Intl Airport Series 2016-S 5.00%, 05/01/2025	1,050	1,106,156
5.00%, 05/01/2026	1,680	1,819,502
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No 06-01) Series 2016 5.00%, 09/01/2027	750	785,618
State of California Series 2013-B 5.00%, 09/01/2023	5,635	5,694,450
Series 2015 5.00%, 03/01/2024	2,135	2,184,152
Series 2015-B 5.00%, 09/01/2023	5,700	5,760,136
Series 2020 5.00%, 11/01/2023	4,900	4,971,658
Series 2021 5.00%, 09/01/2023	2,000	2,021,100
Series 2023 6.00%, 03/01/2033	1,000	1,113,716
Stockton Redevelopment Agency Successor Agency AGM Series 2016-A 5.00%, 09/01/2025	1,900	1,998,478
Tobacco Securitization Authority of Southern California Series 2019 5.00%, 06/01/2030	960	1,059,474
University of California Series 2013-A 5.00%, 05/15/2048 (Pre-refunded/ETM)	6,000	6,016,708
Series 2018-A 4.00%, 05/15/2024	2,120	2,156,630
Series 2023-B 4.693%, 05/15/2033	1,500	1,513,888

2023 Semi-Annual Report	79

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Walnut Energy Center Authority Series 2014 5.00%, 01/01/2026	$1,000	$1,029,300
5.00%, 01/01/2028	1,800	1,850,286

		203,447,838

Colorado–0.0%
Vauxmont Metropolitan District AGM Series 2020 5.00%, 12/01/2050	100	105,447

Connecticut–0.4%
State of Connecticut Series 2015-B 5.00%, 06/15/2030	1,250	1,310,100

Florida–0.1%
Capital Trust Agency, Inc. (Franklin Academy Series 2020 Obligated Group) Series 2020 5.00%, 12/15/2026(a)	100	100,382
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2031	100	67,422

		167,804

Guam–1.6%
Antonio B Won Pat International Airport Authority Series 2021-A 2.899%, 10/01/2027	200	178,416
3.489%, 10/01/2031	120	100,486
Guam Power Authority Series 2022-A 5.00%, 10/01/2028	1,000	1,081,674
Territory of Guam Series 2019 5.00%, 11/15/2031	85	89,241
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029	140	146,072
5.00%, 12/01/2030	225	234,504
5.00%, 12/01/2032	205	213,240
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023	420	422,630
5.00%, 11/15/2025	350	359,500
5.00%, 11/15/2031	840	858,330
Territory of Guam (Territory of Guam Hotel Occupancy Tax) Series 2021-A 5.00%, 11/01/2040	1,000	1,020,158

		4,704,251

	Principal Amount (000)	U.S. $ Value
Illinois–1.3%
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2023	$100	$99,974
5.00%, 09/01/2029	100	100,430
5.00%, 09/01/2033	100	99,020
Metropolitan Pier & Exposition Authority Series 2017-B 5.00%, 12/15/2030	1,400	1,463,236
State of Illinois Series 2014 5.00%, 05/01/2025	2,165	2,203,370

		3,966,030

Kentucky–0.1%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2027	140	148,644
5.00%, 02/01/2031	100	107,689

		256,333

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 6.10%, 06/01/2038(a)	110	118,152
6.10%, 12/01/2040(a)	100	107,414

		225,566

Michigan–2.9%
City of Detroit MI Series 2018 5.00%, 04/01/2029	2,000	2,097,592
5.00%, 04/01/2030	600	625,878
Michigan Finance Authority (Public Lighting Authority) Series 2014-B 5.00%, 07/01/2025	2,175	2,199,470
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 06/30/2030	3,325	3,501,011

		8,423,951

Missouri–0.0%
Howard Bend Levee District XLCA Series 2005 5.75%, 03/01/2027	100	102,217

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(a)	420	379,710

80	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
New Jersey–0.8%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2029	$2,000	$2,207,905

Ohio–0.2%
Ohio Air Quality Development Authority (Pratt Paper OH LLC) Series 2017 3.75%, 01/15/2028(a)	655	636,241

Puerto Rico–1.5%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	192	180,476
Zero Coupon, 07/01/2033	555	314,294
4.00%, 07/01/2033	130	116,862
5.25%, 07/01/2023	90	90,126
5.375%, 07/01/2025	255	258,928
5.625%, 07/01/2027	750	774,882
5.625%, 07/01/2029	100	104,396
5.75%, 07/01/2031	100	106,046
HTA HRRB Custodial Trust Series 2022 5.50%, 07/01/2031	110	113,070
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2041	190	191,184
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2020-A 5.00%, 07/01/2030(a)	600	605,032
5.00%, 07/01/2035(a)	250	247,052
Puerto Rico Highway & Transportation Authority Series 2022-B Zero Coupon, 07/01/2032	225	140,344
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	995	1,009,452
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	310	293,126

		4,545,270

South Carolina–0.7%
South Carolina Public Service Authority Series 2021-B 4.00%, 12/01/2039	2,000	1,955,616

	Principal Amount (000)	U.S. $ Value
Texas–1.1%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	$1,010	$985,412
Texas Municipal Gas Acquisition and Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026	2,140	2,251,801

		3,237,213

Washington–0.3%
Kalispel Tribe of Indians Series 2018-A 5.00%, 01/01/2032(a)	990	1,021,654

Wisconsin–0.4%
UMA Education, Inc. Series 2019 5.00%, 10/01/2023(a)	100	100,216
5.00%, 10/01/2025(a)	225	226,096
5.00%, 10/01/2026(a)	235	236,269
5.00%, 10/01/2027(a)	245	246,074
5.00%, 10/01/2028(a)	135	135,320
5.00%, 10/01/2029(a)	100	100,054

		1,044,029

Total Municipal Obligations (cost $244,756,460)		237,990,003

	Shares

INVESTMENT COMPANIES–11.0%
Funds and Investment Trusts–11.0%(c)
iShares Core MSCI Emerging Markets ETF	278,526	13,589,283
SPDR S&P 500 ETF Trust	45,594	18,665,728

Total Investment Companies (cost $23,962,762)		32,255,011

	Principal Amount (000)

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.6%
Agency CMBS–2.6%
California Housing Finance Agency Series 2021-1, Class A 3.50%, 11/20/2035	$2,572	2,449,274
Series 2021-2, Class A 3.75%, 03/25/2035	1,963	1,947,442
Series 2021-2, Class X 0.841%, 03/25/2035(d)	982	52,506
Series 2019-2, Class A 4.00%, 03/20/2033	2,110	2,118,056

2023 Semi-Annual Report	81

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class AUS 2.032%, 01/25/2038		$1,251	$966,136

Total Commercial Mortgage-Backed Securities (cost $8,891,766)			7,533,414

GOVERNMENTS—TREASURIES–0.9%
United States–0.9%
U.S. Treasury Notes 2.125%, 11/30/2023		200	196,625
2.625%, 02/15/2029(e)(f)		2,670	2,529,408

Total Governments—Treasuries (cost $2,985,973)			2,726,033

	Notional Amount

PURCHASED OPTIONS—PUTS–0.5%
Options on Equities indices–0.5%
Euro STOXX 50 Index Expiration: Feb 2024; Contracts: 1,860; Exercise Price: EUR 3,500.00; Counterparty: UBS AG(g)	EUR	6,510,000	185,052
FTSE 100 Index Expiration: Jan 2024; Contracts: 430; Exercise Price: GBP 6,600.00; Counterparty: UBS AG(g)	GBP	2,838,000	67,843
Nikkei 225 Index Expiration: Mar 2024; Contracts: 26,000; Exercise Price: JPY 22,000.00; Counterparty: UBS AG(g)	JPY	572,000,000	86,415

	Notional Amount		U.S. $ Value
S&P 500 Index Expiration: Jan 2024; Contracts: 15,700; Exercise Price: USD 3,300.00; Counterparty: UBS AG(g)	USD	51,810,000	$1,083,708

Total Purchased Options—Puts (premiums paid $1,637,744)			1,423,018

	Principal Amount (000)

COLLATERALIZED MORTGAGE OBLIGATIONS–0.0%
Risk Share Floating Rate–0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 7.745% (LIBOR 1 Month + 2.90%), 07/25/2024(b)		$27	27,056
Series 2015-C02, Class 1M2 8.845% (LIBOR 1 Month + 4.00%), 05/25/2025(b)		32	32,644

Total Collateralized Mortgage Obligations (cost $57,987)			59,700

Total Investments—96.0% (cost $282,292,692)			281,987,179

Other assets less liabilities—4.0%			11,769,066

Net Assets—100.0%			$293,756,245

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts

E-Mini Russell 2000 Index Futures	37	June 2023	$3,354,975	$98,972

Euro STOXX 50 Index Futures	197	June 2023	9,103,477	328,927

FTSE 100 Index Futures	54	June 2023	5,088,671	60,452

Hang Seng Index Futures	4	April 2023	521,816	20,931

Nikkei 225 (OSE) Futures	4	June 2023	844,737	7,550

OMXS 30 Index Futures	112	April 2023	2,392,099	93,202

S&P 500 E-Mini Futures	136	June 2023	28,136,700	1,426,974

S&P Mid 400 E-Mini Futures	9	June 2023	2,276,730	40,582

TOPIX Index Futures	37	June 2023	5,583,092	(24,831)

U.S. T-Note 2 Yr (CBT) Futures	17	June 2023	3,509,703	38,627

U.S. T-Note 10 Yr (CBT) Futures	48	June 2023	5,516,250	153,800

U.S. Ultra Bond (CBT) Futures	13	June 2023	1,834,625	60,410

82	Sanford C. Bernstein Fund, Inc.

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Sold Contracts

MSCI Emerging Markets Futures	14	April 2023	$696,850	$(31,668)

MSCI Singapore IX ETS Futures	33	April 2023	759,412	(14,045)

S&P/TSX 60 Index Futures	14	June 2023	2,505,187	(38,234)

SPI 200 Futures	23	June 2023	2,763,924	(65,520)

				$2,156,129

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Bank of America, NA	EUR	3,996	USD	4,293	05/11/2023	$(50,251)

Bank of America, NA	USD	11,100	EUR	10,427	05/11/2023	231,345

BNP Paribas SA	SEK	23,664	USD	2,292	04/21/2023	9,449

BNP Paribas SA	USD	1,685	JPY	222,214	04/28/2023	(5,406)

Brown Brothers Harriman & Co.	USD	2,411	GBP	1,956	05/24/2023	3,571

Citibank, NA	AUD	2,499	USD	1,666	04/13/2023	(5,322)

Citibank, NA	JPY	581,670	USD	4,412	04/28/2023	16,062

Citibank, NA	USD	6,859	JPY	890,866	04/28/2023	(126,484)

Goldman Sachs Bank USA	USD	3,471	EUR	3,214	05/11/2023	21,349

Goldman Sachs Bank USA	CHF	1,542	USD	1,682	05/24/2023	(11,551)

Goldman Sachs Bank USA	USD	3,643	CHF	3,299	05/24/2023	(18,649)

Goldman Sachs Bank USA	USD	5,564	CAD	7,589	06/09/2023	56,861

HSBC Bank USA	USD	2,305	SEK	24,331	04/21/2023	41,612

JPMorgan Chase Bank, NA	USD	662	NOK	6,957	04/21/2023	3,304

JPMorgan Chase Bank, NA	USD	3,366	GBP	2,745	05/24/2023	24,262

Morgan Stanley Capital Services, Inc.	USD	6,550	AUD	9,458	04/13/2023	(226,112)

Morgan Stanley Capital Services, Inc.	SEK	40,356	USD	3,888	04/21/2023	(4,020)

Morgan Stanley Capital Services, Inc.	USD	2,369	SEK	24,617	04/21/2023	5,388

Morgan Stanley Capital Services, Inc.	JPY	244,637	USD	1,843	04/28/2023	(6,092)

Morgan Stanley Capital Services, Inc.	CHF	3,476	USD	3,740	05/24/2023	(79,512)

State Street Bank & Trust Co.	NZD	147	USD	95	04/20/2023	2,990

State Street Bank & Trust Co.	NOK	5,002	USD	492	04/21/2023	14,360

State Street Bank & Trust Co.	USD	298	NOK	3,135	04/21/2023	1,738

State Street Bank & Trust Co.	USD	188	NOK	1,867	04/21/2023	(9,237)

						$(110,345)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00%	Quarterly	4.69%	USD	5,200	$71,136	$107,234	$(36,098)

* Termination date

2023 Semi-Annual Report	83

Schedule of Investments (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	1,420	01/15/2025	2.565%	CPI#	Maturity	$132,894	$—	$132,894
USD	710	01/15/2025	2.585%	CPI#	Maturity	65,878	—	65,878
USD	710	01/15/2025	2.613%	CPI#	Maturity	65,095	—	65,095
USD	3,780	01/15/2026	CPI#	3.720%	Maturity	(127,684)	—	(127,684)
USD	2,150	01/15/2027	CPI#	3.320%	Maturity	(100,935)	—	(100,935)
USD	2,110	01/15/2027	CPI#	3.466%	Maturity	(79,938)	(2,177)	(77,761)
USD	6,470	01/15/2028	1.230%	CPI#	Maturity	1,194,936	—	1,194,936
USD	5,230	01/15/2028	0.735%	CPI#	Maturity	1,154,623	—	1,154,623
USD	9,210	01/15/2029	CPI#	3.290%	Maturity	(335,768)	—	(335,768)
USD	1,720	01/15/2029	CPI#	3.735%	Maturity	1,749	—	1,749
USD	1,575	01/15/2030	1.572%	CPI#	Maturity	280,475	—	280,475
USD	1,575	01/15/2030	1.587%	CPI#	Maturity	278,290	—	278,290
USD	240	01/15/2030	1.714%	CPI#	Maturity	39,570	—	39,570
USD	240	01/15/2030	1.731%	CPI#	Maturity	39,188	—	39,188
USD	1,300	01/15/2031	2.782%	CPI#	Maturity	95,660	—	95,660
USD	1,180	01/15/2031	2.680%	CPI#	Maturity	98,781	—	98,781
USD	1,030	01/15/2031	2.989%	CPI#	Maturity	54,385	—	54,385
USD	1,110	04/15/2032	CPI#	2.909%	Maturity	(57,665)	—	(57,665)
USD	1,000	04/15/2032	CPI#	2.748%	Maturity	(69,505)	—	(69,505)
USD	600	04/15/2032	CPI#	2.722%	Maturity	(43,421)	—	(43,421)

						$2,686,608	$(2,177)	$2,688,785

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

USD	10,300	01/15/2027	1 Day SOFR	2.728%	Annual	$(334,694)	$—	$(334,694)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	21	$(4,488)	$(1,955)	$(2,533)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	70	(14,920)	(8,385)	(6,535)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5	(971)	(529)	(442)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	11	(2,426)	(1,067)	(1,359)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	144	(30,447)	(16,485)	(13,962)

84	Sanford C. Bernstein Fund, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	146	$(30,933)	$(13,616)	$(17,317)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	219	(46,338)	(19,873)	(26,465)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.5	USD	27	(5,823)	(3,259)	(2,564)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	190	(40,152)	(16,714)	(23,438)

						$(176,498)	$(81,883)	$(94,615)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Barclays Bank PLC	USD	5,000	10/23/2026	2.310%	CPI#	Maturity	$307,333	$—	$307,333
Barclays Bank PLC	USD	5,000	12/04/2027	2.170%	CPI#	Maturity	580,414	—	580,414
Barclays Bank PLC	USD	1,000	10/23/2029	2.388%	CPI#	Maturity	59,964	—	59,964
Citibank, NA	USD	7,000	11/04/2023	1.900%	CPI#	Maturity	973,770	—	973,770
Citibank, NA	USD	3,000	07/20/2027	2.104%	CPI#	Maturity	371,826	—	371,826
Deutsche Bank AG	USD	4,000	09/04/2025	1.818%	CPI#	Maturity	531,467	—	531,467
JPMorgan Chase Bank, NA	USD	3,000	03/02/2024	2.175%	CPI#	Maturity	343,304	—	343,304
JPMorgan Chase Bank, NA	USD	5,000	07/20/2024	1.995%	CPI#	Maturity	597,879	—	597,879
JPMorgan Chase Bank, NA	USD	4,000	11/04/2026	2.015%	CPI#	Maturity	522,289	—	522,289
JPMorgan Chase Bank, NA	USD	7,000	12/27/2028	2.009%	CPI#	Maturity	925,017	—	925,017
Morgan Stanley Capital Services LLC	USD	5,000	07/20/2032	2.158%	CPI#	Maturity	690,027	—	690,027

							$5,903,290	$—	$5,903,290

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Citibank, NA	USD	3,815	10/09/2029	1.125%	SIFMA*	Quarterly	$368,609	$—	$368,609

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

2023 Semi-Annual Report	85

Schedule of Investments (continued)

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	1,539	06/16/2023	$74,954
Swiss Market Index Futures	0.00%	Maturity	CHF	660	06/16/2023	35,727

						$110,681

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2023, the aggregate market value of these securities amounted to $28,104,640 or 9.6% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2023.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov.
(d)	IO—Interest Only.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(g)	Non-income producing security.

As of March 31, 2023, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.4% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

CPI—Consumer Price Index

DOT—Department of Transportation

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

MUNIPSA—SIFMA Municipal Swap Index

NATL—National Interstate Corporation

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

86	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

March 31, 2023 (Unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–77.6%

Long-Term Municipal Bonds–77.6%
American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	$180	$193,655

Arkansas–0.1%
City of Fayetteville AR Sales & Use Tax Revenue Series 2019-A 1.75%, 11/01/2032	150	149,887

Colorado–0.0%
Vauxmont Metropolitan District AGM Series 2020 5.00%, 12/01/2050	100	105,447

Florida–0.1%
Capital Trust Agency, Inc. (Franklin Academy Series 2020 Obligated Group) Series 2020 5.00%, 12/15/2026(a)	100	100,382
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2032	100	64,155

		164,537

Guam–1.4%
Antonio B Won Pat International Airport Authority Series 2021-A 3.099%, 10/01/2028	100	87,776
3.339%, 10/01/2030	150	127,110
Guam Power Authority Series 2022-A 5.00%, 10/01/2028	1,000	1,081,674
Territory of Guam Series 2019 5.00%, 11/15/2031	80	83,992
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2026	100	104,768
5.00%, 12/01/2029	105	109,554
5.00%, 12/01/2030	165	171,970
5.00%, 12/01/2032	155	161,230

	Principal Amount (000)	U.S. $ Value
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023	$315	$316,973
5.00%, 11/15/2025	265	272,192
5.00%, 11/15/2031	625	638,638

		3,155,877

Illinois–2.9%
Chicago Board of Education Series 2017-C 5.00%, 12/01/2023	1,465	1,473,966
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2027	100	100,192
5.00%, 09/01/2033	100	99,020
Metropolitan Pier & Exposition Authority Series 2017-B 5.00%, 12/15/2025	1,000	1,032,766
State of Illinois Series 2014 5.00%, 05/01/2023	3,990	3,995,762

		6,701,706

Kentucky–0.1%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026	100	104,455
5.00%, 02/01/2030	100	110,030

		214,485

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	100	102,574
6.10%, 06/01/2038(a)	100	107,412

		209,986

Michigan–3.1%
City of Detroit MI Series 2018 5.00%, 04/01/2024	1,315	1,326,264
5.00%, 04/01/2025	800	815,984
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014 5.00%, 07/01/2026	5,055	5,182,472

		7,324,720

2023 Semi-Annual Report	87

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Nebraska–1.4%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	$3,290	$3,312,949

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(a)	300	271,222

New Jersey–2.9%
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	125	125,186
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2029	3,490	3,852,795
New Jersey Turnpike Authority AGM Series 2005-D3 5.25%, 01/01/2026	2,555	2,732,690

		6,710,671

New York–61.1%
Albany County Airport Authority Series 2020-B 5.00%, 12/15/2023	175	176,808
5.00%, 12/15/2024	145	148,770
5.00%, 12/15/2025	145	151,256
5.00%, 12/15/2026	145	153,590
Build NYC Resource Corp. (East Harlem Scholars Academy Charter School Obligated Group) Series 2022 5.75%, 06/01/2042(a)	245	251,770
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2041(a)	300	283,546
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/2029	1,000	967,060
City of New York NY Series 2014-A 5.00%, 08/01/2028	1,285	1,323,248
Series 2014-J 5.00%, 08/01/2027	1,085	1,117,010
Series 2016-C 5.00%, 08/01/2023	1,770	1,783,966
Series 2018-E 5.00%, 03/01/2031	1,055	1,176,926

	Principal Amount (000)	U.S. $ Value
Series 2020-C 5.00%, 08/01/2033	$1,355	$1,578,134
Series 2021 1.396%, 08/01/2027	2,970	2,621,418
County of Albany NY Series 2020-C 5.00%, 11/01/2024	1,595	1,657,444
County of Nassau NY Series 2014-A 5.00%, 04/01/2025 (Pre-refunded/ETM)	4,775	4,890,286
Series 2017-C 5.00%, 10/01/2025	1,875	1,989,594
County of Onondaga NY Series 2022 4.00%, 06/15/2040	1,145	1,168,784
Dutchess County Local Development Corp. (Bard College) Series 2020-B 5.918%, 07/01/2039	975	934,992
Hempstead Town Local Development Corp. (Evergreen Charter School, Inc.) Series 2022-A 5.25%, 06/15/2042	1,000	1,000,642
Long Island Power Authority Series 2021-A 5.00%, 09/01/2036	2,000	2,292,480
Metropolitan Transportation Authority Series 2016-B 4.00%, 11/15/2036	1,000	985,776
Series 2017-C 5.00%, 11/15/2028	6,400	6,908,626
AGM Series 2021 3.77% (SOFR + 0.55%), 11/01/2032(b)	1,000	996,454
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2016-A 5.00%, 11/15/2025	1,375	1,457,604
Monroe County Industrial Development Corp./NY (Academy of Health Sciences Charter School) Series 2022 5.00%, 07/01/2032(a)	370	362,206
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) Series 2020 5.00%, 12/01/2030	955	1,036,290
New York City Municipal Water Finance Authority Series 2015-G 5.00%, 06/15/2027 (Pre-refunded/ETM)	2,885	3,042,610

88	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2017-S 5.00%, 07/15/2032	$1,955	$2,152,334
Series 2018-S 5.00%, 07/15/2031	1,460	1,641,660
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2013-I 5.00%, 05/01/2034 (Pre-refunded/ETM)	2,500	2,504,388
5.00%, 05/01/2042 (Pre-refunded/ETM)	9,550	9,566,764
Series 2014-B 5.00%, 11/01/2026	4,000	4,104,450
Series 2015-C 5.00%, 11/01/2028	2,145	2,249,034
Series 2017 5.00%, 11/01/2026	1,925	2,105,160
Series 2021 5.00%, 11/01/2024	4,415	4,580,894
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.375%, 11/15/2040(a)	250	248,998
7.25%, 11/15/2044(a)	100	101,212
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	2,900	2,655,726
2.625%, 09/15/2069	320	293,114
2.80%, 09/15/2069	4,250	3,891,558
New York Liberty Development Corp. (Port Authority of New York & New Jersey) Series 2021-1 3.00%, 02/15/2042	3,000	2,394,944
New York State Dormitory Authority Series 2021 1.187%, 03/15/2026 (Pre-refunded/ETM)	1,000	913,924
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2024(a)	700	707,710
5.00%, 12/01/2034(a)	400	399,446
New York State Dormitory Authority (Northwell Health Obligated Group) Series 2022 4.00%, 05/01/2039	1,000	994,578
4.00%, 05/01/2040	1,000	986,984

	Principal Amount (000)	U.S. $ Value
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020-A 5.00%, 07/01/2029	$1,000	$1,158,008
5.00%, 07/01/2031	1,200	1,374,542
5.00%, 07/01/2032	1,040	1,189,574
New York State Dormitory Authority (St John’s University/NY) Series 2021-A 4.00%, 07/01/2032	1,105	1,209,910
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014-A 5.00%, 02/15/2028	2,035	2,076,572
Series 2014-C 5.00%, 03/15/2029	3,000	3,068,896
New York State Dormitory Authority (Wagner College) Series 2022 5.00%, 07/01/2037	540	560,198
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2021 5.00%, 06/15/2023	2,680	2,692,842
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2019-M 2.90%, 01/01/2035	2,000	1,694,362
Series 2021-O 4.00%, 01/01/2038	2,810	2,840,762
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016-A
5.00%, 03/15/2024	2,635	2,697,760
Series 2022 5.00%, 09/15/2029	275	320,060
New York Transportation Development Corp. (American Airlines, Inc.) Series 2021 3.00%, 08/01/2031	1,000	873,700
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2030	2,065	2,150,980
5.00%, 01/01/2032	1,495	1,549,126
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 4.00%, 12/01/2042	2,000	1,828,908

2023 Semi-Annual Report	89

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-B 3.50%, 11/01/2024(a)	$600	$585,188
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2023	2,515	2,544,318
Series 2014 5.00%, 09/01/2023	2,000	2,014,472
5.00%, 09/01/2028	3,615	3,701,464
Series 2015 5.00%, 10/15/2023	1,000	1,009,434
Series 2019 5.00%, 11/01/2031	1,455	1,633,146
Series 2021-2 4.00%, 07/15/2038	1,365	1,367,172
Suffolk Tobacco Asset Securitization Corp. Series 2021 4.00%, 06/01/2050	500	489,425
Town of Oyster Bay NY Series 2023 5.00%, 03/08/2024	1,000	1,021,252
Triborough Bridge & Tunnel Authority Series 2021-A 5.00%, 11/01/2025	3,000	3,184,870
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021 5.00%, 05/15/2050	2,265	2,410,418
Series 2021-A 2.511%, 05/15/2035	1,500	1,199,562
Series 2022 5.00%, 05/15/2034	500	598,188
5.00%, 05/15/2035	1,000	1,180,900
5.00%, 05/15/2036	1,000	1,164,452
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2020 5.00%, 09/01/2031	305	341,924
5.00%, 09/01/2032	415	461,528
5.00%, 09/01/2033	395	437,484
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2016-A 5.00%, 12/01/2026	5,575	6,035,638

		141,617,203

Ohio–0.3%
Ohio Air Quality Development Authority (Pratt Paper OH LLC) Series 2017 3.75%, 01/15/2028(a)	655	636,241

	Principal Amount (000)	U.S. $ Value
Puerto Rico–1.8%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	$98	$92,680
Zero Coupon, 07/01/2033	414	234,296
4.00%, 07/01/2033	103	92,502
4.00%, 07/01/2035	3	2,272
4.00%, 07/01/2037	2	1,894
4.00%, 07/01/2041	3	2,466
4.00%, 07/01/2046	3	2,466
5.25%, 07/01/2023	69	69,216
5.375%, 07/01/2025	203	206,361
5.625%, 07/01/2027	508	525,062
5.625%, 07/01/2029	103	107,684
5.75%, 07/01/2031	103	109,290
Commonwealth of Puerto Rico (Commonwealth of Puerto Rico) Series 2022-C 0.00%, 11/01/2043	19	8,314
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2034	165	163,880
5.25%, 07/01/2036	215	216,084
5.25%, 07/01/2041	205	206,278
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2020-A 5.00%, 07/01/2030(a)	725	731,080
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	230	232,740
Puerto Rico Highway & Transportation Authority Series 2022-B Zero Coupon, 07/01/2032	170	106,038
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	745	755,820
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	235	222,208

		4,088,631

South Carolina–1.5%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	3,000	3,005,139
South Carolina Public Service Authority Series 2021-B 4.00%, 12/01/2039	500	488,904

		3,494,043

90	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Texas–0.0%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029		$100	$100,052

Washington–0.3%
Kalispel Tribe of Indians Series 2018-B 5.00%, 01/01/2032(a)		700	722,382

Wisconsin–0.3%
UMA Education, Inc. Series 2019 5.00%, 10/01/2025(a)		165	165,804
5.00%, 10/01/2026(a)		180	180,972
5.00%, 10/01/2027(a)		155	155,680
5.00%, 10/01/2028(a)		105	105,249
5.00%, 10/01/2029(a)		100	100,054

			707,759

Total Municipal Obligations (cost $184,165,132)			179,881,453

	Shares

INVESTMENT COMPANIES–16.4%
Funds and Investment Trusts–16.4%(c)
iShares Core MSCI EAFE ETF		368,888	24,660,163
iShares Core MSCI Emerging Markets ETF		209,923	10,242,143
Vanguard Mid-Cap ETF		15,037	3,171,604

Total Investment Companies (cost $37,652,427)			38,073,910

	Principal Amount (000)

GOVERNMENTS—TREASURIES–1.4%
United States–1.4%
U.S. Treasury Notes 2.625%, 02/15/2029(d)(e) (cost $3,701,769)		$3,543	3,356,439

	Notional Amount

PURCHASED OPTIONS—PUTS–0.5%
Options on Equity Indices–0.5%
Euro STOXX 50 Index Expiration: Feb 2024; Contracts: 1,480; Exercise Price: EUR 3,500.00; Counterparty: UBS AG(f)	EUR	5,180,000	147,246

	Notional Amount		U.S. $ Value
FTSE 100 Index Expiration: Jan 2024; Contracts: 330; Exercise Price: GBP 6,600.00; Counterparty: UBS AG(f)	GBP	2,178,000	$52,066
Nikkei 225 Index Expiration: Mar 2024; Contracts: 20,000; Exercise Price: JPY 22,000.00; Counterparty: UBS AG(f)	JPY	440,000,000	66,473
S&P 500 Index Expiration: Jan 2024; Contracts: 12,100; Exercise Price: USD 3,300.00; Counterparty: UBS AG(f)	USD	39,930,000	835,214

Total Purchased Options—Puts (premiums paid $1,266,741)			1,100,999

	Principal Amount (000)

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.1%
Agency CMBS–0.1%
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035 (cost $163,491)		$146	136,824

COLLATERALIZED MORTGAGE OBLIGATIONS–0.0%
Risk Share Floating Rate–0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C01, Class 1M2 11.595% (LIBOR 1 Month + 6.75%), 08/25/2028(b) (cost $61,463)		59	62,872

	Shares

SHORT-TERM INVESTMENTS–2.8%
Investment Companies–2.8%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 4.75%(c)(g)(h) (cost $6,533,199)		6,533,199	6,533,199

Total Investments—98.8% (cost $233,544,222)			229,145,696

Other assets less liabilities—1.2%			2,772,284

Net Assets—100.0%			$231,917,980

2023 Semi-Annual Report	91

Schedule of Investments (continued)

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts

E-Mini Russell 2000 Index Futures	30	June 2023	$2,720,250	$80,247

Euro STOXX 50 Index Futures	23	June 2023	1,062,842	41,606

FTSE 100 Index Futures	6	June 2023	565,408	7,398

Nikkei 225 (OSE) Futures	3	June 2023	633,553	1,303

OMXS 30 Index Futures	49	April 2023	1,046,544	41,409

S&P 500 E-Mini Futures	176	June 2023	36,412,200	1,985,144

U.S. T-Note 2 Yr (CBT) Futures	13	June 2023	2,683,891	29,539

U.S. T-Note 10 Yr (CBT) Futures	38	June 2023	4,367,031	121,760

U.S. Ultra Bond (CBT) Futures	10	June 2023	1,411,250	46,469

Sold Contracts

Euro STOXX 50 Index Futures	68	June 2023	3,142,317	(161,747)

FTSE 100 Index Futures	3	June 2023	282,704	(1,417)

Hang Seng Index Futures	2	April 2023	260,908	(1,592)

MSCI Emerging Markets Futures	4	June 2023	199,100	(9,048)

MSCI Singapore IX ETS Futures	48	April 2023	1,104,599	(20,430)

S&P Mid 400 E-Mini Futures	5	June 2023	1,264,850	(29,649)

S&P/TSX 60 Index Futures	11	June 2023	1,968,361	(30,041)

SPI 200 Futures	33	June 2023	3,965,630	(94,007)

TOPIX Index Futures	7	June 2023	1,056,260	(34,763)

				$1,972,181

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Bank of America, NA	EUR	3,171	USD	3,406	05/11/2023	$(39,872)

Bank of America, NA	USD	1,154	EUR	1,084	05/11/2023	24,050

BNP Paribas SA	SEK	18,099	USD	1,753	04/21/2023	7,227

BNP Paribas SA	USD	1,160	JPY	152,985	04/28/2023	(3,722)

Citibank, NA	AUD	1,838	USD	1,225	04/13/2023	(3,915)

Citibank, NA	JPY	453,071	USD	3,437	04/28/2023	12,511

Goldman Sachs Bank USA	USD	3,017	EUR	2,793	05/11/2023	18,555

Goldman Sachs Bank USA	CHF	1,247	USD	1,361	05/24/2023	(9,342)

Goldman Sachs Bank USA	USD	2,859	CHF	2,588	05/24/2023	(14,633)

Goldman Sachs Bank USA	USD	4,306	CAD	5,873	06/09/2023	44,008

HSBC Bank USA	USD	1,840	SEK	19,427	04/21/2023	33,225

JPMorgan Chase Bank, NA	USD	888	GBP	725	05/24/2023	6,405

Morgan Stanley & Co., Inc.	USD	3,039	AUD	4,410	04/13/2023	(89,838)

Morgan Stanley & Co., Inc.	SEK	32,047	USD	3,087	04/21/2023	(3,193)

Morgan Stanley & Co., Inc.	USD	996	SEK	10,356	04/21/2023	2,267

Morgan Stanley & Co., Inc.	JPY	197,254	USD	1,486	04/28/2023	(4,912)

Morgan Stanley & Co., Inc.	CHF	4,707	USD	5,064	05/24/2023	(107,655)

State Street Bank & Trust Co.	NZD	194	USD	125	04/20/2023	3,958

92	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

State Street Bank & Trust Co.	NOK	4,254	USD	420	04/21/2023	$12,952

State Street Bank & Trust Co.	USD	762	NOK	8,020	04/21/2023	4,446

State Street Bank & Trust Co.	JPY	9,080	USD	68	04/28/2023	(466)

State Street Bank & Trust Co.	USD	341	JPY	44,268	04/28/2023	(6,365)

						$(114,309)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00%	Quarterly	4.69%	USD	4,140	$56,636	$85,376	$(28,740)

* Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	1,060	01/15/2025	2.565%	CPI#	Maturity	$99,202	$—	$99,202
USD	530	01/15/2025	2.585%	CPI#	Maturity	49,177	—	49,177
USD	530	01/15/2025	2.613%	CPI#	Maturity	48,592	—	48,592
USD	2,740	01/15/2026	CPI#	3.720%	Maturity	(92,554)	—	(92,554)
USD	1,610	01/15/2027	CPI#	3.466%	Maturity	(60,995)	(1,660)	(59,335)
USD	1,600	01/15/2027	CPI#	3.320%	Maturity	(75,114)	—	(75,114)
USD	4,950	01/15/2028	1.230%	CPI#	Maturity	914,209	—	914,209
USD	3,410	01/15/2028	0.735%	CPI#	Maturity	752,823	—	752,823
USD	6,440	01/15/2029	CPI#	3.290%	Maturity	(234,783)	—	(234,783)
USD	1,290	01/15/2029	CPI#	3.735%	Maturity	1,312	—	1,312
USD	1,125	01/15/2030	1.572%	CPI#	Maturity	200,339	—	200,339
USD	1,125	01/15/2030	1.587%	CPI#	Maturity	198,779	—	198,779
USD	180	01/15/2030	1.714%	CPI#	Maturity	29,677	—	29,677
USD	180	01/15/2030	1.731%	CPI#	Maturity	29,391	—	29,391
USD	1,000	01/15/2031	2.782%	CPI#	Maturity	73,584	—	73,584
USD	880	01/15/2031	2.680%	CPI#	Maturity	73,667	—	73,667
USD	770	01/15/2031	2.989%	CPI#	Maturity	40,657	—	40,657
USD	860	04/15/2032	CPI#	2.909%	Maturity	(44,677)	—	(44,677)
USD	750	04/15/2032	CPI#	2.748%	Maturity	(52,129)	—	(52,129)
USD	450	04/15/2032	CPI#	2.722%	Maturity	(32,566)	—	(32,566)

						$1,918,591	$(1,660)	$1,920,251

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	2,850	04/15/2032	2.777%	1 Day SOFR	Annual	$104,036	$—	$104,036

2023 Semi-Annual Report	93

Schedule of Investments (continued)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	17	$(3,639)	$(1,585)	$(2,054)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	57	(12,009)	(6,749)	(5,260)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4	(849)	(463)	(386)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	10	(2,063)	(907)	(1,156)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	115	(24,382)	(13,201)	(11,181)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	117	(24,867)	(10,946)	(13,921)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	178	(37,605)	(16,128)	(21,477)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	22	(4,610)	(2,580)	(2,030)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	154	(32,510)	(13,533)	(18,977)

						$(142,534)	$(66,092)	$(76,442)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type			Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

Barclays Bank PLC	USD	4,000	10/23/2026	2.310%	CPI	#	Maturity	$245,866	$—	$245,866

Barclays Bank PLC	USD	1,000	10/23/2029	2.388%	CPI	#	Maturity	59,964	—	59,964

Barclays Bank PLC	USD	3,000	12/04/2032	2.233%	CPI	#	Maturity	373,687	—	373,687

Citibank, NA	USD	7,000	11/04/2023	1.900%	CPI	#	Maturity	973,770	—	973,770

Citibank, NA	USD	3,500	07/20/2027	2.104%	CPI	#	Maturity	433,797	—	433,797

Deutsche Bank AG	USD	4,000	09/04/2025	1.818%	CPI	#	Maturity	531,467	—	531,467

JPMorgan Chase Bank, NA	USD	2,500	03/02/2024	2.175%	CPI	#	Maturity	286,087	—	286,087

JPMorgan Chase Bank, NA	USD	7,000	07/20/2024	1.995%	CPI	#	Maturity	837,030	—	837,030

JPMorgan Chase Bank, NA	USD	3,000	11/04/2026	2.015%	CPI	#	Maturity	391,716	—	391,716

JPMorgan Chase Bank, NA	USD	5,000	12/27/2028	2.009%	CPI	#	Maturity	660,727	—	660,727

Morgan Stanley Capital Services LLC	USD	1,800	07/20/2032	2.158%	CPI	#	Maturity	248,410	—	248,410

								$5,042,521	$—	$5,042,521

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

94	Sanford C. Bernstein Fund, Inc.

INTEREST RATE SWAPS (see Note 3)
				Rate Type			Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Citibank, NA	USD	2,840	10/09/2029	1.125%	SIFMA	*	Quarterly	$274,404	$—	$274,404

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Pay Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	550	06/16/2023	$(10,802)

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2023, the aggregate market value of these securities amounted to $6,512,783 or 2.8% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2023.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Non-income producing security.
(g)	Affiliated investments.
(h)	The rate shown represents the 7-day yield as of period end.

As of March 31, 2023, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.1% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage–Backed Securities

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2023 Semi-Annual Report	95

Statement of Assets and Liabilities—March 31, 2023 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$655,224,529	$1,170,590,400	$814,388,903

Affiliated issuers	611,914,647	1,253,546,265	56,987,120

Foreign currencies, at value (a)	10,413,031	1,615,432	769,852

Cash	17	0	9,943

Cash collateral due from broker	5,898,928	10,379,061	7,102,105

Receivables:

Unaffiliated interest and dividends	347,593	616,620	5,087,944

Affiliated dividends	153,893	101,205	112,502

Investment securities sold and foreign currency transactions	1,185,628	37,621,962	13,841,729

Capital shares sold	379,106	261,971	223,735

Variation margin on futures	0	0	2,166,992

Variation margin on centrally cleared swaps	389,642	750,869	35,134

Terminated total return swaps	0	0	115,319

Terminated centrally cleared interest rate swaps	0	0	35,415

Unrealized appreciation of forward currency exchange contracts	2,614,183	4,435,266	6,336,017

Unrealized appreciation of total return swaps	0	0	287,409

Other assets	310,424	636,365	5,308

Total assets	1,288,831,621	2,480,555,416	907,505,427

LIABILITIES

Due to custodian	0	25,877,030	0

Cash collateral due to broker	17,520,000	33,984,279	5,610,000

Payables:

Investment securities purchased	1,242,365	561,513	44,336,277

Capital shares redeemed	3,397,872	10,825,844	2,073,071

Variation margin on futures	1,494,844	2,001,952	0

Management fee	595,928	1,075,103	472,273

Shareholder servicing fee	189,093	347,194	94,434

Transfer Agent fee	9,104	15,897	9,555

Foreign capital gains taxes	0	0	8,763

Directors’ fees payable	1,335	5,719	267

Accrued expenses	295,027	342,735	392,510

Unrealized depreciation of forward currency exchange contracts	4,626,147	8,323,731	6,019,241

Unrealized depreciation of total return swaps	58,333	218,209	0

Market value on credit default swaps (b)	0	0	249,607

Total liabilities	29,430,048	83,579,206	59,265,998

NET ASSETS	$1,259,401,573	$2,396,976,210	$848,239,429

Cost of investments

Unaffiliated issuers	$444,026,502	$663,461,920	$854,600,890

Affiliated issuers	572,977,930	1,162,600,917	59,332,607

NET ASSETS CONSIST OF:

Capital stock, at par	$107,463	$190,384	$96,111

Additional paid-in capital	1,079,454,684	1,917,764,244	1,015,178,905

Distributable earnings (accumulated loss)	179,839,426	479,021,582	(167,035,587)

	$1,259,401,573	$2,396,976,210	$848,239,429

(a) Cost: $10,366,249, $1,618,584 and $796,052, respectively. (Note 1)

(b) Net premiums received of $0, $0 and $97,886, respectively.

See Notes to Financial Statements.

96	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$1,049,554,279	$1,898,235,434	$697,950,622

Shares of capital stock outstanding	89,571,535	150,820,720	79,117,798

Net asset value, offering and redemption price per share	$11.72	$12.59	$8.82

Class 2 Shares

Net Assets	$209,847,294	$498,740,776	$150,288,807

Shares of capital stock outstanding	17,891,562	39,562,958	16,993,232

Net asset value, offering and redemption price per share	$11.73	$12.61	$8.84

See Notes to Financial Statements.

2023 Semi-Annual Report	97

Statement of Assets and Liabilities—March 31, 2023 (Unaudited) (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,074,408,069	$281,987,179	$222,612,497

Affiliated issuers	13,894,725	0	6,533,199

Foreign currencies, at value (a)	979,121	918,587	504,901

Cash	171	0	33

Cash collateral due from broker	7,951,388	3,699,397	1,394,337

Receivables:

Unaffiliated interest and dividends	11,064,183	3,134,921	2,509,095

Affiliated dividends	55,099	10,336	8,844

Investment securities sold	0	4,133,898	0

Capital shares sold	49,735	106,695	40,080

Variation margin on futures	1,488,435	669,330	520,089

Variation margin on centrally cleared swaps	84,935	61,824	22,250

Unrealized appreciation of inflation swaps	20,233,733	5,903,290	5,042,521

Unrealized appreciation of interest rate swaps	1,204,865	368,609	274,404

Unrealized appreciation of forward currency exchange contracts	835,545	432,291	169,604

Unrealized appreciation of total return swaps	0	110,681	0

Total assets	1,132,250,004	301,537,038	239,631,854

LIABILITIES

Due to custodian	0	130,523	0

Cash collateral due to broker	26,200,000	6,400,000	6,100,000

Payables:

Investment securities purchased	1,981,089	0	104,049

Capital shares redeemed	2,989,859	154,376	749,250

Management fee	649,021	168,183	127,260

Shareholder servicing fee	108,942	28,452	27,302

Transfer Agent fee	8,145	3,162	3,141

Directors’ fees payable	1,249	560	406

Accrued expenses	264,654	176,403	165,217

Unrealized depreciation of forward currency exchange contracts	1,356,106	542,636	283,913

Market value on credit default swaps (b)	487,038	176,498	142,534

Unrealized depreciation of total return swaps	41,049	0	10,802

Total liabilities	34,087,152	7,780,793	7,713,874

NET ASSETS	$1,098,162,852	$293,756,245	$231,917,980

Cost of investments

Unaffiliated issuers	$1,054,612,697	$282,292,692	$227,011,023

Affiliated issuers	13,894,725	0	6,533,199

NET ASSETS CONSIST OF:

Capital stock, at par	$105,661	$28,758	$22,643

Additional paid-in capital	1,108,297,956	302,896,086	234,072,674

Accumulated loss	(10,240,765)	(9,168,599)	(2,177,337)

	$1,098,162,852	$293,756,245	$231,917,980

(a) Cost: $970,296, $914,277 and $502,139, respectively. (Note 1)

(b) Net premiums received of $231,996, $81,883 and $66,092, respectively.

See Notes to Financial Statements.

98	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$796,202,405	$206,728,875	$199,595,875

Shares of capital stock outstanding	76,640,258	20,244,618	19,490,989

Net asset value, offering and redemption price per share	$10.39	$10.21	$10.24

Class 2 Shares

Net Assets	$301,960,447	$87,027,370	$32,322,105

Shares of capital stock outstanding	29,020,863	8,513,653	3,151,593

Net asset value, offering and redemption price per share	$10.40	$10.22	$10.26

See Notes to Financial Statements.

2023 Semi-Annual Report	99

Statement of Operations—for the six months ended March 31, 2023 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$0	$0	$13,705,143

Dividends

Unaffiliated issuers (net of foreign withholding taxes of $73,396, $119,236 and $0, respectively)	4,996,095	9,833,369	0

Affiliated issuers	23,515,102	48,160,732	3,776,838

Total income	28,511,197	57,994,101	17,481,981

Expenses:

Management fee (see Note 2A)	6,024,521	11,990,674	2,880,354

Shareholder servicing fee (see Note 2B)	1,109,535	2,097,538	550,479

Custody and accounting fees	102,101	116,388	168,781

Transfer Agent fee—Class 1	27,867	39,725	28,212

Transfer Agent fee—Class 2	5,757	10,804	5,855

Auditing and tax fees	59,445	52,781	64,389

Directors’ fees and expenses	38,053	79,555	24,524

Legal fees	28,831	52,754	20,257

Registration fees	20,824	21,623	19,413

Printing fees	4,393	5,595	5,337

Miscellaneous	38,181	58,502	33,720

Total expenses before interest expense	7,459,508	14,525,939	3,801,321

Interest expense	469,779	1,000,504	0

Total expenses	7,929,287	15,526,443	3,801,321

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2D)	(2,335,276)	(4,986,513)	(155,133)

Net expenses	5,594,011	10,539,930	3,646,188

Net investment income	22,917,186	47,454,171	13,835,793

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	17,003,277	126,584,756	(39,903,130)

Affiliated Underlying Portfolios	0	(5,596,336)	0

Forward currency exchange contracts	(10,827,236)	(25,126,894)	(7,760,619)

Futures	(49,727,110)	(108,713,904)	(8,122,067)

Swaps	13,023	(72,552)	4,880,623

Foreign currency transactions	1,084,671	1,586,213	(5,567,605)

Net realized gain distributions from Affiliated Underlying Portfolios	1,905,509	4,166,524	0

Net realized loss on investment and foreign currency transactions	(40,547,866)	(7,172,193)	(56,472,798)

Net change in unrealized appreciation (depreciation) of:

Investments (b)	26,905,621	(30,633,959)	67,658,608

Affiliated Underlying Portfolios	69,277,564	157,317,180	25,526

Forward currency exchange contracts	4,434,601	9,672,357	1,479,002

Futures	(11,331,635)	(35,168,500)	27,386,448

Swaps	188,110	317,864	(5,734,185)

Foreign currency denominated assets and liabilities	(11,301)	(138,006)	233,902

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	89,462,960	101,366,936	91,049,301

Net realized and unrealized gain on investment and foreign currency transactions	48,915,094	94,194,743	34,576,503

Net increase in net assets resulting from operations	$71,832,280	$141,648,914	$48,412,296

(a) Net of foreign realized capital gains taxes of $0, $0 and $16,478, respectively.

(b) Net of increase in accrued foreign capital gains taxes on unrealized gains of $0, $0 and $1,299, respectively.

See Notes to Financial Statements.

100	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$12,822,373	$3,809,607	$2,684,994

Dividends

Unaffiliated issuers	2,225,420	474,429	383,550

Affiliated issuers	355,393	381,729	314,129

Total income	15,403,186	4,665,765	3,382,673

Expenses:

Management fee (see Note 2A)	3,922,699	1,093,232	828,570

Shareholder servicing fee (see Note 2B)	652,352	171,027	164,050

Custody and accounting fees	94,001	60,129	55,152

Transfer Agent fee—Class 1	20,266	7,455	9,293

Transfer Agent fee—Class 2	7,845	3,518	1,534

Auditing and tax fees	52,499	52,798	52,500

Registration fees	19,360	17,413	17,412

Directors’ fees and expenses	34,770	9,893	7,414

Legal fees	24,205	8,272	5,376

Printing fees	5,605	3,375	4,780

Miscellaneous	58,645	25,847	23,428

Total expenses	4,892,247	1,452,959	1,169,509

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2D)	(9,511)	(22,577)	(49,239)

Net expenses	4,882,736	1,430,382	1,120,270

Net investment income	10,520,450	3,235,383	2,262,403

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions	31,643,063	4,891,131	2,881,444

Forward currency exchange contracts	(5,042,534)	586,352	(1,121,144)

Futures	(19,285,075)	(1,420,668)	(4,429,610)

Swaps	81,602	179,470	(1,810)

Foreign currency transactions	335,755	15,897	99,493

Net realized gain (loss) on investment and foreign currency transactions	7,732,811	4,252,182	(2,571,627)

Net change in unrealized appreciation (depreciation) of:

Investments	34,680,523	4,162,690	8,467,492

Forward currency exchange contracts	2,673,896	676,535	531,199

Futures	9,785,982	4,647,497	4,657,379

Swaps	2,878,889	1,077,423	726,315

Foreign currency denominated assets and liabilities	(24,079)	2,717	(385)

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	49,995,211	10,566,862	14,382,000

Net realized and unrealized gain on investment and foreign currency transactions	57,728,022	14,819,044	11,810,373

Net increase in net assets resulting from operations	$68,248,472	$18,054,427	$14,072,776

See Notes to Financial Statements.

2023 Semi-Annual Report	101

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$22,917,186	$29,241,589	$47,454,171	$58,965,905

Net realized loss on investment and foreign currency transactions	(40,547,866)	(17,943,843)	(7,172,193)	(94,262,449)

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	89,462,960	(385,966,264)	101,366,936	(775,632,343)

Net increase (decrease) in net assets resulting from operations	71,832,280	(374,668,518)	141,648,914	(810,928,887)

Distributions to shareholders (a)	(23,545,276)	(207,352,448)	(49,602,887)	(394,503,020)

Capital-share transactions

Net proceeds from sales of shares	48,459,152	119,384,193	83,039,526	179,133,723

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	18,378,842	198,473,085	34,957,267	370,050,729

Total proceeds from shares sold	66,837,994	317,857,278	117,996,793	549,184,452

Cost of shares redeemed	(206,113,284)	(302,212,406)	(688,177,034)	(556,152,201)

Net increase (decrease) in net assets from capital-share transactions	(139,275,290)	15,644,872	(570,180,241)	(6,967,749)

Net decrease in net assets	(90,988,286)	(566,376,094)	(478,134,214)	(1,212,399,656)

NET ASSETS:

Beginning of period	1,350,389,859	1,916,765,953	2,875,110,424	4,087,510,080

End of period	$1,259,401,573	$1,350,389,859	$2,396,976,210	$2,875,110,424

(a) See page 105 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

102	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$13,835,793	$29,135,635	$10,520,450	$26,617,554

Net realized gain (loss) on investment and foreign currency transactions	(56,472,798)	(81,454,587)	7,732,811	(1,973,774)

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	91,049,301	(127,736,494)	49,995,211	(231,999,358)

Net increase (decrease) in net assets resulting from operations	48,412,296	(180,055,446)	68,248,472	(207,355,578)

Distributions to shareholders (a)	(28,384,143)	(165,424,767)	(27,706,973)	(116,715,476)

Capital-share transactions

Net proceeds from sales of shares	44,846,454	80,744,870	30,862,287	87,883,986

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	20,368,115	153,087,964	18,935,388	105,964,711

Total proceeds from shares sold	65,214,569	233,832,834	49,797,675	193,848,697

Cost of shares redeemed	(137,824,466)	(181,956,584)	(303,156,472)	(277,063,943)

Net increase (decrease) in net assets from capital-share transactions	(72,609,897)	51,876,250	(253,358,797)	(83,215,246)

Net decrease in net assets	(52,581,744)	(293,603,963)	(212,817,298)	(407,286,300)

NET ASSETS:

Beginning of period	900,821,173	1,194,425,136	1,310,980,150	1,718,266,450

End of period	$848,239,429	$900,821,173	$1,098,162,852	$1,310,980,150

(a) See page 105 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

2023 Semi-Annual Report	103

Statement of Changes in Net Assets (continued)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$3,235,383	$7,396,751	$2,262,403	$5,458,333

Net realized gain (loss) on investment and foreign currency transactions	4,252,182	838,034	(2,571,627)	10,085,893

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	10,566,862	(67,179,551)	14,382,000	(60,387,549)

Net increase (decrease) in net assets resulting from operations	18,054,427	(58,944,766)	14,072,776	(44,843,323)

Distributions to shareholders (a)	(7,610,182)	(38,805,221)	(5,756,446)	(23,991,831)

Capital-share transactions

Net proceeds from sales of shares	6,569,987	25,287,046	6,791,143	15,718,881

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	4,975,099	35,406,411	4,062,413	22,169,742

Total proceeds from shares sold	11,545,086	60,693,457	10,853,556	37,888,623

Cost of shares redeemed	(95,313,290)	(97,298,985)	(60,063,915)	(74,561,335)

Net decrease in net assets from capital-share transactions	(83,768,204)	(36,605,528)	(49,210,359)	(36,672,712)

Net decrease in net assets	(73,323,959)	(134,355,515)	(40,894,029)	(105,507,866)

NET ASSETS:

Beginning of period	367,080,204	501,435,719	272,812,009	378,319,875

End of period	$293,756,245	$367,080,204	$231,917,980	$272,812,009

(a) See page 105 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

104	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22

Distributions to shareholders:

Class 1	$(19,040,150)	$(172,626,965)	$(37,815,896)	$(302,970,210)

Class 2	(4,505,126)	(34,725,483)	(11,786,991)	(91,532,810)

	$(23,545,276)	$(207,352,448)	$(49,602,887)	$(394,503,020)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22

Distributions to shareholders:

Class 1	$(23,297,142)	$(138,511,977)	$(19,521,368)	$(80,780,738)

Class 2	(5,087,001)	(26,912,790)	(8,185,605)	(35,934,738)

	$(28,384,143)	$(165,424,767)	$(27,706,973)	$(116,715,476)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22

Distributions to shareholders:

Class 1	$(4,868,088)	$(24,700,468)	$(4,866,224)	$(19,695,922)

Class 2	(2,742,094)	(14,104,753)	(890,222)	(4,295,909)

	$(7,610,182)	$(38,805,221)	$(5,756,446)	$(23,991,831)

See Notes to Financial Statements.

2023 Semi-Annual Report	105

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$11.30		$16.01	$12.81	$13.05	$13.69	$13.18

Income from investment operations:

Investment income, net (a)(b)	0.20		0.23	0.07	0.13	0.14	0.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.42		(3.17)	3.25	(0.19)	(0.37)	0.57

Contributions from affiliates	0		0	0	0	0.00 (c)	0

Total from investment operations	0.62		(2.94)	3.32	(0.06)	(0.23)	0.69

Less dividends and distributions:

Dividends from net investment income	(0.20)		(0.34)	(0.12)	(0.15)	(0.13)	(0.18)

Distributions from net realized gain on investment transactions	0		(1.43)	0	(0.03)	(0.28)	0

Total dividends and distributions	(0.20)		(1.77)	(0.12)	(0.18)	(0.41)	(0.18)

Net asset value, end of period	$11.72		$11.30	$16.01	$12.81	$13.05	$13.69

Total return (d)(e)	5.51%		(21.17)%	26.16%	(0.45)%	(1.46)%	5.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,049,555		$1,121,710	$1,596,442	$1,465,081	$1,653,447	$1,811,002

Average net assets (000 omitted)	$1,100,490		$1,430,298	$1,606,920	$1,539,035	$1,663,944	$1,829,185

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.87%	(h)	0.83%	0.80%	0.81%	0.80%	0.78%

Expenses, before waivers/reimbursements (f)(g)	1.22%	(h)	1.16%	1.15%	1.15%	1.14%	1.13%

Net investment income (b)	3.39%	(h)	1.67%	0.47%	1.02%	1.11%	0.88%

Portfolio turnover rate	9%		24%	21%	22%	21%	39%

See Footnote Summary on page 118.

See Notes to Financial Statements.

106	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$11.32		$16.05	$12.84	$13.07	$13.72	$13.22

Income from investment operations:

Investment income, net (a)(b)	0.21		0.25	0.10	0.15	0.18	0.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.43		(3.18)	3.26	(0.17)	(0.39)	0.56

Contributions from affiliates	0		0	0	0	0.00 (c)	0

Total from investment operations	0.64		(2.93)	3.36	(0.02)	(0.21)	0.71

Less dividends and distributions:

Dividends from net investment income	(0.23)		(0.37)	(0.15)	(0.18)	(0.16)	(0.21)

Distributions from net realized gain on investment transactions	0		(1.43)	0	(0.03)	(0.28)	0

Total dividends and distributions	(0.23)		(1.80)	(0.15)	(0.21)	(0.44)	(0.21)

Net asset value, end of period	$11.73		$11.32	$16.05	$12.84	$13.07	$13.72

Total return (d)(e)	5.66%		(21.02)%	26.34%	(0.25)%	(1.23)%	5.37%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$209,847		$228,680	$320,324	$309,925	$330,953	$427,346

Average net assets (000 omitted)	$227,379		$291,541	$323,834	$319,363	$367,721	$420,846

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.67%	(h)	0.63%	0.59%	0.61%	0.60%	0.58%

Expenses, before waivers/reimbursements (f)(g)	1.02%	(h)	0.96%	0.95%	0.95%	0.94%	0.93%

Net investment income (b)	3.60%	(h)	1.81%	0.69%	1.17%	1.37%	1.09%

Portfolio turnover rate	9%		24%	21%	22%	21%	39%

See Footnote Summary on page 118.

See Notes to Financial Statements.

2023 Semi-Annual Report	107

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$12.15		$16.98	$13.65	$13.78		$14.29	$13.95

Income from investment operations:

Investment income, net (a)(b)	0.22		0.23	0.08	0.13		0.15	0.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.45		(3.41)	3.39	(0.08)		(0.37)	0.55

Total from investment operations	0.67		(3.18)	3.47	0.05		(0.22)	0.68

Less dividends and distributions:

Dividends from net investment income	(0.23)		(0.23)	(0.14)	(0.18)		(0.12)	(0.30)

Distributions from net realized gain on investment transactions	0		(1.42)	0	(0.00	) (c)	(0.17)	(0.04)

Total dividends and distributions	(0.23)		(1.65)	(0.14)	(0.18)		(0.29)	(0.34)

Net asset value, end of period	$12.59		$12.15	$16.98	$13.65		$13.78	$14.29

Total return (d)(e)	5.43%		(21.15)%	25.54%	0.29%		(1.28)%	4.85% (i)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,898,235		$2,232,773	$3,144,804	$2,712,320		$3,143,494	$3,464,533

Average net assets (000 omitted)	$2,080,439		$2,880,460	$3,057,954	$2,913,890		$3,181,790	$3,513,988

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.83%	(h)	0.81%	0.77%	0.80%		0.80%	0.77%

Expenses, before waivers/reimbursements (f)(g)	1.21%	(h)	1.14%	1.12%	1.13%		1.13%	1.12%

Net investment income (b)	3.50%	(h)	1.53%	0.49%	0.99%		1.09%	0.89%

Portfolio turnover rate	8%		25%	20%	22%		20%	42%

See Footnote Summary on page 118.

See Notes to Financial Statements.

108	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$12.19		$17.03	$13.69	$13.82		$14.33	$14.00

Income from investment operations:

Investment income, net (a)(b)	0.24		0.26	0.11	0.16		0.17	0.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.44		(3.42)	3.40	(0.08)		(0.36)	0.54

Total from investment operations	0.68		(3.16)	3.51	0.08		(0.19)	0.70

Less dividends and distributions:

Dividends from net investment income	(0.26)		(0.26)	(0.17)	(0.21)		(0.15)	(0.33)

Distributions from net realized gain on investment transactions	0		(1.42)	0	(0.00	) (c)	(0.17)	(0.04)

Total dividends and distributions	(0.26)		(1.68)	(0.17)	(0.21)		(0.32)	(0.37)

Net asset value, end of period	$12.61		$12.19	$17.03	$13.69		$13.82	$14.33

Total return (d)(e)	5.51%		(20.98)%	25.78%	0.56%		(1.12)%	5.01% (i)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$498,741		$642,337	$942,706	$847,108		$1,041,177	$1,119,490

Average net assets (000 omitted)	$566,515		$854,251	$937,234	$935,278		$1,048,726	$1,114,328

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.63%	(h)	0.61%	0.57%	0.60%		0.60%	0.57%

Expenses, before waivers/reimbursements (f)(g)	1.01%	(h)	0.94%	0.92%	0.93%		0.93%	0.92%

Net investment income (b)	3.75%	(h)	1.73%	0.71%	1.21%		1.28%	1.09%

Portfolio turnover rate	8%		25%	20%	22%		20%	42%

See Footnote Summary on page 118.

See Notes to Financial Statements.

2023 Semi-Annual Report	109

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$8.62		$11.92	$10.96	$10.94	$10.96	$11.00

Income from investment operations:

Investment income, net (a)(b)	0.14		0.27	0.21	0.16	0.21	0.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.34		(1.90)	1.05	0.22	0.17	0.01

Contributions from affiliates	0		0	0	0	0.00 (c)	0.00 (c)

Total from investment operations	0.48		(1.63)	1.26	0.38	0.38	0.21

Less dividends and distributions:

Dividends from net investment income	(0.28)		(0.40)	(0.25)	(0.32)	(0.26)	(0.23)

Distributions from net realized gain on investment transactions	0		(1.27)	(0.05)	(0.04)	(0.14)	(0.02)

Total dividends and distributions	(0.28)		(1.67)	(0.30)	(0.36)	(0.40)	(0.25)

Net asset value, end of period	$8.82		$8.62	$11.92	$10.96	$10.94	$10.96

Total return (d)	5.62%		(16.10)%	11.61%	3.56%	3.75%	1.93%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$697,950		$750,137	$999,357	$991,266	$1,024,761	$1,052,414

Average net assets (000 omitted)	$727,988		$908,265	$1,021,208	$991,542	$1,014,279	$1,055,548

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.85%	(h)	0.81%	0.83%	0.84%	0.83%	0.81%

Expenses, before waivers/reimbursements (f)	0.88%	(h)	0.85%	0.87%	0.87%	0.86%	0.86%

Net investment income (b)	3.10%	(h)	2.65%	1.78%	1.51%	1.95%	1.78%

Portfolio turnover rate	85%		115%	98%	74%	67%	116%

See Footnote Summary on page 118.

See Notes to Financial Statements.

110	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$8.65		$11.96	$11.00	$10.97	$10.98	$11.03

Income from investment operations:

Investment income, net (a)(b)	0.14		0.28	0.23	0.18	0.22	0.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.35		(1.90)	1.04	0.23	0.18	0.01

Contributions from affiliates	0		0	0	0	0.00 (c)	0.00 (c)

Total from investment operations	0.49		(1.62)	1.27	0.41	0.40	0.22

Less dividends and distributions:

Dividends from net investment income	(0.30)		(0.42)	(0.26)	(0.34)	(0.27)	(0.25)

Distributions from net realized gain on investment transactions	0		(1.27)	(0.05)	(0.04)	(0.14)	(0.02)

Total dividends and distributions	(0.30)		(1.69)	(0.31)	(0.38)	(0.41)	(0.27)

Net asset value, end of period	$8.84		$8.65	$11.96	$11.00	$10.97	$10.98

Total return (d)	5.80%		(15.98)% (i)	11.64%	3.76%	3.97%	2.02%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$150,289		$150,684	$195,068	$203,349	$218,022	$228,731

Average net assets (000 omitted)	$151,050		$181,909	$202,314	$209,927	$226,099	$226,777

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.70%	(h)	0.66%	0.68%	0.69%	0.68%	0.66%

Expenses, before waivers/reimbursements (f)	0.73%	(h)	0.70%	0.72%	0.72%	0.71%	0.71%

Net investment income (b)	3.25%	(h)	2.80%	1.93%	1.66%	2.10%	1.93%

Portfolio turnover rate	85%		115%	98%	74%	67%	116%

See Footnote Summary on page 118.

See Notes to Financial Statements.

2023 Semi-Annual Report	111

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$10.04		$12.36	$11.27	$11.12	$11.25	$11.50

Income from investment operations:

Investment income, net (a)(b)	0.09		0.18	0.17	0.19	0.21	0.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.49		(1.66)	1.19	0.12	(0.03)	0.02

Total from investment operations	0.58		(1.48)	1.36	0.31	0.18	0.21

Less dividends and distributions:

Dividends from net investment income	(0.23)		(0.19)	(0.27)	(0.16)	(0.20)	(0.18)

Distributions from net realized gain on investment transactions	0		(0.65)	0	0	(0.11)	(0.28)

Total dividends and distributions	(0.23)		(0.84)	(0.27)	(0.16)	(0.31)	(0.46)

Net asset value, end of period	$10.39		$10.04	$12.36	$11.27	$11.12	$11.25

Total return (d)	5.85%		(12.95)%	12.11%	2.93%	1.81%	1.86%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$796,203		$932,107	$1,194,517	$1,140,951	$1,240,530	$1,314,251

Average net assets (000 omitted)	$862,712		$1,111,920	$1,196,104	$1,191,962	$1,254,989	$1,319,846

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.85%	(h)	0.83%	0.84%	0.84%	0.83%	0.81%

Expenses, before waivers/reimbursements (f)	0.85%	(h)	0.83%	0.84%	0.84%	0.84%	0.83%

Net investment income (b)	1.70%	(h)	1.63%	1.44%	1.74%	1.89%	1.68%

Portfolio turnover rate	5%		12%	19%	8%	12%	22%

See Footnote Summary on page 118.

See Notes to Financial Statements.

112	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$10.07		$12.39	$11.30	$11.14	$11.27	$11.52

Income from investment operations:

Investment income, net (a)(b)	0.10		0.20	0.19	0.21	0.22	0.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.48		(1.66)	1.19	0.13	(0.02)	0.02

Total from investment operations	0.58		(1.46)	1.38	0.34	0.20	0.23

Less dividends and distributions:

Dividends from net investment income	(0.25)		(0.21)	(0.29)	(0.18)	(0.22)	(0.20)

Distributions from net realized gain on investment transactions	0		(0.65)	0	0	(0.11)	(0.28)

Total dividends and distributions	(0.25)		(0.86)	(0.29)	(0.18)	(0.33)	(0.48)

Net asset value, end of period	$10.40		$10.07	$12.39	$11.30	$11.14	$11.27

Total return (d)	5.83%		(12.78)%	12.35%	3.04%	1.93%	2.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$301,960		$378,873	$523,749	$521,628	$601,605	$643,676

Average net assets (000 omitted)	$334,433		$478,848	$534,158	$559,800	$611,585	$646,854

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.70%	(h)	0.68%	0.69%	0.69%	0.68%	0.66%

Expenses, before waivers/reimbursements (f)	0.70%	(h)	0.68%	0.69%	0.69%	0.69%	0.68%

Net investment income (b)	1.85%	(h)	1.78%	1.59%	1.89%	2.03%	1.83%

Portfolio turnover rate	5%		12%	19%	8%	12%	22%

See Footnote Summary on page 118.

See Notes to Financial Statements.

2023 Semi-Annual Report	113

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$9.89		$12.29	$11.26	$11.14	$11.29	$11.49

Income from investment operations:

Investment income, net (a)(b)	0.10		0.17	0.16	0.18	0.19	0.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.44		(1.61)	1.13	0.10	(0.03)	0.07

Total from investment operations	0.54		(1.44)	1.29	0.28	0.16	0.24

Less dividends and distributions:

Dividends from net investment income	(0.22)		(0.18)	(0.26)	(0.16)	(0.18)	(0.18)

Distributions from net realized gain on investment transactions	0		(0.78)	0	0	(0.13)	(0.26)

Total dividends and distributions	(0.22)		(0.96)	(0.26)	(0.16)	(0.31)	(0.44)

Net asset value, end of period	$10.21		$9.89	$12.29	$11.26	$11.14	$11.29

Total return (d)	5.45%		(12.84)%	11.57%	2.48%	1.53%	2.13%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$206,729		$240,668	$321,782	$315,270	$356,936	$368,640

Average net assets (000 omitted)	$226,178		$293,443	$323,453	$339,567	$355,345	$366,150

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.90%	(h)	0.87%	0.88%	0.88%	0.86%	0.85%

Expenses, before waivers/reimbursements (f)	0.91%	(h)	0.87%	0.88%	0.88%	0.87%	0.87%

Net investment income (b)	1.87%	(h)	1.56%	1.31%	1.60%	1.75%	1.49%

Portfolio turnover rate	6%		18%	23%	13%	14%	28%

See Footnote Summary on page 118.

See Notes to Financial Statements.

114	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$9.92		$12.32	$11.29	$11.16	$11.31	$11.50

Income from investment operations:

Investment income, net (a)(b)	0.10		0.19	0.18	0.19	0.21	0.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.44		(1.61)	1.13	0.11	(0.04)	0.08

Total from investment operations	0.54		(1.42)	1.31	0.30	0.17	0.27

Less dividends and distributions:

Dividends from net investment income	(0.24)		(0.20)	(0.28)	(0.17)	(0.19)	(0.20)

Distributions from net realized gain on investment transactions	0		(0.78)	0	0	(0.13)	(0.26)

Total dividends and distributions	(0.24)		(0.98)	(0.28)	(0.17)	(0.32)	(0.46)

Net asset value, end of period	$10.22		$9.92	$12.32	$11.29	$11.16	$11.31

Total return (d)	5.54%		(12.66)% (i)	11.72%	2.68%	1.65%	2.37% (i)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$87,027		$126,412	$179,654	$196,312	$209,891	$221,368

Average net assets (000 omitted)	$107,459		$164,116	$192,674	$203,874	$217,264	$225,633

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.75%	(h)	0.72%	0.73%	0.73%	0.71%	0.70%

Expenses, before waivers/reimbursements (f)	0.76%	(h)	0.72%	0.73%	0.73%	0.72%	0.72%

Net investment income (b)	2.03%	(h)	1.71%	1.46%	1.75%	1.90%	1.64%

Portfolio turnover rate	6%		18%	23%	13%	14%	28%

See Footnote Summary on page 118.

See Notes to Financial Statements.

2023 Semi-Annual Report	115

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$9.91		$12.17	$11.02	$11.04	$11.19	$11.43

Income from investment operations:

Investment income, net (a)(b)	0.09		0.18	0.15	0.18	0.20	0.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.47		(1.66)	1.25	(0.03)	(0.03)	0.04

Total from investment operations	0.56		(1.48)	1.40	0.15	0.17	0.21

Less dividends and distributions:

Dividends from net investment income	(0.23)		(0.17)	(0.25)	(0.17)	(0.19)	(0.18)

Distributions from net realized gain on investment transactions	0		(0.61)	0	0	(0.13)	(0.27)

Total dividends and distributions	(0.23)		(0.78)	(0.25)	(0.17)	(0.32)	(0.45)

Net asset value, end of period	$10.24		$9.91	$12.17	$11.02	$11.04	$11.19

Total return (d)	5.66%		(13.16)%	12.82%	1.35%	1.67%	1.84%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$199,596		$230,496	$312,157	$303,111	$335,908	$372,015

Average net assets (000 omitted)	$216,951		$282,579	$313,333	$317,504	$343,928	$375,576

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.90%	(h)	0.89%	0.90%	0.90%	0.88%	0.86%

Expenses, before waivers/reimbursements (f)	0.94%	(h)	0.89%	0.90%	0.91%	0.89%	0.88%

Net investment income (b)	1.75%	(h)	1.57%	1.30%	1.65%	1.84%	1.54%

Portfolio turnover rate	9%		14%	19%	11%	19%	31%

See Footnote Summary on page 118.

See Notes to Financial Statements.

116	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$9.93		$12.20	$11.05	$11.06	$11.21	$11.45

Income from investment operations:

Investment income, net (a)(b)	0.10		0.19	0.17	0.20	0.22	0.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.48		(1.66)	1.25	(0.02)	(0.04)	0.04

Total from investment operations	0.58		(1.47)	1.42	0.18	0.18	0.23

Less dividends and distributions:

Dividends from net investment income	(0.25)		(0.19)	(0.27)	(0.19)	(0.20)	(0.20)

Distributions from net realized gain on investment transactions	0		(0.61)	0	0	(0.13)	(0.27)

Total dividends and distributions	(0.25)		(0.80)	(0.27)	(0.19)	(0.33)	(0.47)

Net asset value, end of period	$10.26		$9.93	$12.20	$11.05	$11.06	$11.21

Total return (d)	5.74%		(13.08)%	12.96%	1.60%	1.79%	1.99%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$32,322		$42,316	$66,163	$71,348	$84,996	$85,946

Average net assets (000 omitted)	$35,916		$59,773	$71,584	$78,103	$81,875	$87,212

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.75%	(h)	0.74%	0.75%	0.75%	0.73%	0.71%

Expenses, before waivers/reimbursements (f)	0.79%	(h)	0.74%	0.75%	0.76%	0.74%	0.73%

Net investment income (b)	1.90%	(h)	1.72%	1.44%	1.80%	1.99%	1.69%

Portfolio turnover rate	9%		14%	19%	11%	19%	31%

See Footnote Summary on page 118.

See Notes to Financial Statements.

2023 Semi-Annual Report	117

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

(a)	Based on average shares outstanding.
(b)	Net of expenses waived/reimbursed by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Overlay A Portfolio for the year ended September 30, 2020 by .02% and the Tax-Aware Overlay A Portfolio for the year ended September 30, 2020 by .02%.
(f)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

	SIX MONTHS ENDED 3/31/2023 (UNAUDITED)		YEAR ENDED 9/30/2022	YEAR ENDED 9/30/2021	YEAR ENDED 9/30/2020	YEAR ENDED 9/30/2019	YEAR ENDED 9/30/2018
Overlay A Portfolio	.36%	(h)	.34%	.36%	.35%	.34%	.37%
Tax-Aware Overlay A Portfolio	.38%	(h)	.33%	.36%	.34%	.34%	.36%
Overlay B Portfolio	.04%	(h)	.05%	.04%	.03%	.05%	.07%
Tax-Aware Overlay B Portfolio	.02%	(h)	.03%	.03%	.02%	.05%	.04%
Tax-Aware Overlay C Portfolio	.02%	(h)	.03%	.03%	.03%	.03%	.04%
Tax-Aware Overlay N Portfolio	.02%	(h)	.03%	.03%	.03%	.03%	.04%

Waiver:

	SIX MONTHS ENDED 3/31/2023 (UNAUDITED)		YEAR ENDED 9/30/2022		YEAR ENDED 9/30/2021		YEAR ENDED 9/30/2020		YEAR ENDED 9/30/2019	YEAR ENDED 9/30/2018
Overlay A Portfolio	.35%	(h)	.33%		.35%		.34%		.33%	.37%
Tax-Aware Overlay A Portfolio	.37%	(h)	.32%		.35%		.34%		.33%	.36%
Overlay B Portfolio	.04%	(h)	.04%		.04%		.03%		.03%	.07%
Tax-Aware Overlay B Portfolio	.00%	(c)(h)	.00%	(c)	.00%	(c)	.00%	(c)	.02%	.04%
Tax-Aware Overlay C Portfolio	.01%	(h)	.00%	(c)	.00%	(c)	.00%	(c)	.01%	.04%
Tax-Aware Overlay N Portfolio	.01%	(h)	.00%	(c)	.00%	(c)	.00%	(c)	.01%	.04%

(g)	The expense ratios presented below exclude interest/bank overdraft expense:

	SIX MONTHS ENDED 3/31/2023 (UNAUDITED)		YEAR ENDED SEPTEMBER 30,
			2022	2021	2020	2019	2018
Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	.80%	(h)	.80%	.79%	.80%	.80%	.78%
Expenses, before waivers/reimbursements	1.15%	(h)	1.13%	1.14%	1.14%	1.14%	1.13%
Class 2
Expenses, net of waivers/reimbursements	.60%	(h)	.60%	.58%	.60%	.60%	.58%
Expenses, before waivers/reimbursements	.95%	(h)	.93%	.94%	.94%	.94%	.93%

Tax-Aware Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	.76%	(h)	.79%	.77%	.79%	.80%	.77%
Expenses, before waivers/reimbursements	1.13%	(h)	1.12%	1.11%	1.13%	1.13%	1.12%
Class 2
Expenses, net of waivers/reimbursements	.56%	(h)	.59%	.56%	.59%	.60%	.57%
Expenses, before waivers/reimbursements	.93%	(h)	.92%	.91%	.92%	.93%	.92%

(h)	Annualized.
(i)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See Notes to Financial Statements.

118	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 13 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIO	SHARE CLASSES OFFERED

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS

Intermediate Duration	Intermediate Duration Class*, Class A, Advisor Class and Class Z

Short Duration Plus	Short Duration Plus Class*, Class A and Class C

*	Bernstein Class

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Tax-Aware Overlay C	Class 1 and Class 2

Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes may bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Portfolios’ Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolios’ valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolios’ portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on

2023 Semi-Annual Report	119

Notes to Financial Statements (continued)

NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last

120	Sanford C. Bernstein Fund, Inc.

available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2023:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Common Stocks:

Information Technology	$152,802,487	$0	$0	$152,802,487

Health Care	93,020,865	9,054,578	0	102,075,443

Financials	92,404,117	0	0	92,404,117

Consumer Discretionary	68,517,802	0	0	68,517,802

Industrials	64,779,404	0	0	64,779,404

Communication Services	59,399,040	0	0	59,399,040

Consumer Staples	34,916,632	0	0	34,916,632

Energy	23,637,697	0	0	23,637,697

Materials	15,436,311	0	0	15,436,311

Equity Real Estate Investment Trusts (REITs)	13,332,454	0	0	13,332,454

Utilities	11,910,939	0	0	11,910,939

Investment Companies	591,762,142	0	0	591,762,142

Purchased Options—Puts	0	16,012,203	0	16,012,203

Short-Term Investments	20,152,505	0	0	20,152,505

Total Investments in Securities	1,242,072,395	25,066,781	0	1,267,139,176

2023 Semi-Annual Report	121

Notes to Financial Statements (continued)

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Other Financial Instruments (a):

Assets:

Futures	$10,072,504	$0	$0	$10,072,504	(b)

Forward Currency Exchange Contracts	0	2,614,183	0	2,614,183

Centrally Cleared Credit Default Swaps	0	817,654	0	817,654	(b)

Liabilities:

Futures	(7,815,046)	0	0	(7,815,046	)(b)

Forward Currency Exchange Contracts	0	(4,626,147)	0	(4,626,147)

Total Return Swaps	0	(58,333)	0	(58,333)

Total	$1,244,329,853	$23,814,138	$0	$1,268,143,991

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Investment Companies	$1,253,546,265	$0	$0	$1,253,546,265
Common Stocks:

Information Technology	268,498,733	0	0	268,498,733

Health Care	167,202,711	12,851,972	0	180,054,683

Financials	167,982,463	0	0	167,982,463

Consumer Discretionary	129,680,355	0	0	129,680,355

Industrials	118,789,838	0	0	118,789,838

Communication Services	105,372,200	0	0	105,372,200

Consumer Staples	58,808,344	0	0	58,808,344

Energy	43,124,907	0	0	43,124,907

Materials	24,827,052	0	0	24,827,052

Utilities	21,674,011	0	0	21,674,011

Real Estate	20,581,521	0	0	20,581,521

Purchased Options—Puts	0	31,196,293	0	31,196,293

Total Investments in Securities	2,380,088,400	44,048,265	0	2,424,136,665

Other Financial Instruments (a):

Assets:

Futures	20,877,008	0	0	20,877,008	(b)

Forward Currency Exchange Contracts	0	4,435,266	0	4,435,266

Centrally Cleared Credit Default Swaps	0	1,589,070	0	1,589,070	(b)

Liabilities:

Futures	(17,186,603)	0	0	(17,186,603	)(b)

Forward Currency Exchange Contracts	0	(8,323,731)	0	(8,323,731)

Total Return Swaps	0	(218,209)	0	(218,209)

Total	$2,383,778,805	$41,530,661	$0	$2,425,309,466

122	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Governments—Treasuries	$0	$233,281,568	$0	$233,281,568

Corporates—Investment Grade	0	169,891,085	0	169,891,085

Inflation-Linked Securities	0	162,551,923	0	162,551,923

Mortgage Pass-Throughs	0	68,118,266	0	68,118,266

Collateralized Mortgage Obligations	0	36,149,682	0	36,149,682

Investment Companies	32,003,866	0	0	32,003,866

Asset-Backed Securities	1,062,872	29,708,931	0	30,771,803

Collateralized Loan Obligations	0	19,028,618	0	19,028,618

Commercial Mortgage-Backed Securities	0	14,803,127	1,440,100	16,243,227

Corporates—Non-Investment Grade	0	11,757,956	0	11,757,956

Covered Bonds	0	7,486,944	0	7,486,944

Governments—Sovereign Bonds	0	6,932,069	0	6,932,069

Emerging Markets—Treasuries	0	6,548,370	0	6,548,370

Emerging Markets—Corporate Bonds	0	4,939,322	0	4,939,322

Local Governments—Regional Bonds	0	4,482,631	0	4,482,631

Supranationals	0	4,459,920	0	4,459,920

Purchased Options—Puts	0	3,907,622	0	3,907,622

Local Governments—US Municipal Bonds	0	3,155,806	0	3,155,806

Quasi-Sovereigns	0	3,095,777	0	3,095,777

Governments—Sovereign Agencies	0	2,467,964	0	2,467,964

Local Governments—Provincial Bonds	0	2,260,631	0	2,260,631

Emerging Markets—Sovereigns	0	1,379,696	0	1,379,696

Agencies	0	573,534	0	573,534

Short-Term Investments:

Investment Companies	24,983,254	0	0	24,983,254

U.S. Treasury Bills	0	9,455,112	0	9,455,112

Governments—Treasuries	0	5,449,377	0	5,449,377

Total Investments in Securities	58,049,992	811,885,931	1,440,100	871,376,023

Other Financial Instruments (a):

Assets:

Futures	12,501,278	0	0	12,501,278	(b)

Forward Currency Exchange Contracts	0	6,336,017	0	6,336,017

Centrally Cleared Credit Default Swaps	0	199,728	0	199,728	(b)

Centrally Cleared Inflation (CPI) Swaps	0	6,245,364	0	6,245,364	(b)

Centrally Cleared Interest Rate Swaps	0	7,021,849	0	7,021,849	(b)

Total Return Swaps	0	287,409	0	287,409

Liabilities:

Futures	(2,382,429)	0	0	(2,382,429	)(b)

Forward Currency Exchange Contracts	0	(6,019,241)	0	(6,019,241)

Centrally Cleared Credit Default Swaps	0	(505,449)	0	(505,449	)(b)

Centrally Cleared Inflation (CPI) Swaps	0	(53,267)	0	(53,267	)(b)

Centrally Cleared Interest Rate Swaps	0	(3,261,880)	0	(3,261,880	)(b)

Credit Default Swaps	0	(249,607)	0	(249,607)

Total	$68,168,841	$821,886,854	$1,440,100	$891,495,795

2023 Semi-Annual Report	123

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$773,503,536	$0	$773,503,536

Investment Companies	246,724,943	0	0	246,724,943

Commercial Mortgage-Backed Securities	0	16,299,882	0	16,299,882

Corporates—Investment Grade	0	10,839,681	0	10,839,681

Governments—Treasuries	0	9,054,838	0	9,054,838

Purchased Options—Puts	0	5,199,219	0	5,199,219

Corporates—Non-Investment Grade	0	4,891,218	0	4,891,218

Collateralized Mortgage Obligations	0	4,737,774	0	4,737,774

Asset-Backed Securities	0	3,156,978	0	3,156,978

Short-Term Investments	13,894,725	0	0	13,894,725

Total Investments in Securities	260,619,668	827,683,126	0	1,088,302,794

Other Financial Instruments (a):

Assets:

Futures	6,375,880	0	0	6,375,880	(b)

Forward Currency Exchange Contracts	0	835,545	0	835,545

Centrally Cleared Credit Default Swaps	0	265,392	0	265,392	(b)

Centrally Cleared Inflation (CPI) Swaps	0	11,364,127	0	11,364,127	(b)

Centrally Cleared Interest Rate Swaps	0	396,066	0	396,066	(b)

Inflation (CPI) Swaps	0	20,233,733	0	20,233,733

Interest Rate Swaps	0	1,204,865	0	1,204,865

Liabilities:

Futures	(1,127,628)	0	0	(1,127,628	)(b)

Forward Currency Exchange Contracts	0	(1,356,106)	0	(1,356,106)

Centrally Cleared Credit Default Swaps	0	(74,511)	0	(74,511	)(b)

Centrally Cleared Inflation (CPI) Swaps	0	(2,675,633)	0	(2,675,633	)(b)

Credit Default Swaps	0	(487,038)	0	(487,038)

Total Return Swaps	0	(41,049)	0	(41,049)

Total	$265,867,920	$857,348,517	$0	$1,123,216,437

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$237,990,003	$0	$237,990,003

Investment Companies	32,255,011	0	0	32,255,011

Commercial Mortgage-Backed Securities	0	7,533,414	0	7,533,414

Governments—Treasuries	0	2,726,033	0	2,726,033

Purchased Options—Puts	0	1,423,018	0	1,423,018

Collateralized Mortgage Obligations	0	59,700	0	59,700

Total Investments in Securities	32,255,011	249,732,168	0	281,987,179

124	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Other Financial Instruments (a):

Assets:

Futures	$2,330,427	$0	$0	$2,330,427	(b)

Forward Currency Exchange Contracts	0	432,291	0	432,291

Centrally Cleared Credit Default Swaps	0	71,136	0	71,136	(b)

Centrally Cleared Inflation (CPI) Swaps	0	3,501,524	0	3,501,524	(b)

Inflation (CPI) Swaps	0	5,903,290	0	5,903,290

Interest Rate Swaps	0	368,609	0	368,609

Total Return Swaps	0	110,681	0	110,681

Liabilities:

Futures	(174,298)	0	0	(174,298	)(b)

Forward Currency Exchange Contracts	0	(542,636)	0	(542,636)

Centrally Cleared Inflation (CPI) Swaps	0	(814,916)	0	(814,916	)(b)

Centrally Cleared Interest Rate Swaps	0	(334,694)	0	(334,694	)(b)

Credit Default Swaps	0	(176,498)	0	(176,498)

Total	$34,411,140	$258,250,955	$0	$292,662,095

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$179,881,453	$0	$179,881,453

Investment Companies	38,073,910	0	0	38,073,910

Governments—Treasuries	0	3,356,439	0	3,356,439

Purchased Options—Puts	0	1,100,999	0	1,100,999

Commercial Mortgage-Backed Securities	0	136,824	0	136,824

Collateralized Mortgage Obligations	0	62,872	0	62,872

Short-Term Investments	6,533,199	0	0	6,533,199

Total Investments in Securities	44,607,109	184,538,587	0	229,145,696

Other Financial Instruments (a):

Assets:

Futures	2,354,875	0	0	2,354,875	(b)

Forward Currency Exchange Contracts	0	169,604	0	169,604

Centrally Cleared Credit Default Swaps	0	56,636	0	56,636	(b)

Centrally Cleared Inflation (CPI) Swaps	0	2,511,409	0	2,511,409	(b)

Centrally Cleared Interest Rate Swaps	0	104,036	0	104,036	(b)

Inflation (CPI) Swaps	0	5,042,521	0	5,042,521

Interest Rate Swaps	0	274,404	0	274,404

Liabilities:

Futures	(382,694)	0	0	(382,694	)(b)

Forward Currency Exchange Contracts	0	(283,913)	0	(283,913)

Centrally Cleared Inflation (CPI) Swaps	0	(592,818)	0	(592,818	)(b)

Credit Default Swaps	0	(142,534)	0	(142,534)

Total Return Swaps	0	(10,802)	0	(10,802)

Total	$46,579,290	$191,667,130	$0	$238,246,420

2023 Semi-Annual Report	125

Notes to Financial Statements (continued)

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2022. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2022, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is

126	Sanford C. Bernstein Fund, Inc.

recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% of the first $2.5 billion, 0.875% of the next $2.5 billion and 0.85% in excess of $5 billion for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio. Prior to November 13, 2020, the Overlay A and Tax-Aware Overlay A paid the Adviser an investment management fee at an annual rate of 0.90% of the first $5 billion and 0.875% in excess of $5 billion of the average daily net assets of each respective Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses, exclusive of acquired fund fees and other than the advisory fees of any registered funds advised by the Adviser in which a Portfolio may invest, interest expense, taxes,

2023 Semi-Annual Report	127

Notes to Financial Statements (continued)

extraordinary expenses, brokerage commission, and other transaction costs, to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%

Tax-Aware Overlay A	1.20%	1.00%

Overlay B	0.90%	0.75%

Tax-Aware Overlay B	0.90%	0.75%

Tax-Aware Overlay C	0.90%	0.75%

Tax-Aware Overlay N	0.90%	0.75%

This fee waiver and/or expense limitation agreement will remain in effect until January 28, 2024, and then may be extended by the Adviser for additional one year terms. For the six months ended March 31, 2023, such waivers amounted to:

AMOUNT
Tax-Aware Overlay C	$12,023

Tax-Aware Overlay N	41,001

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in other investment companies advised by the Adviser, including AB Government Money Market Portfolio (the “Government Money Market Portfolio”) and AB All-Market Real Return Portfolio—Class Z (“AMRR”) which have contractual annual advisory fee rates of 0.20% and 0.75%, respectively, of the portfolios’ average daily net assets and bear their own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Portfolios in affiliated registered investment companies, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to the Portfolios’ pro rata share of the effective advisory fee of the underlying affiliated registered investment company, as borne indirectly by the Portfolios as an acquired fund fee and expense.

128	Sanford C. Bernstein Fund, Inc.

For the six months ended March 31, 2023, such waivers amounted to:

GOVERNMENT MONEY MARKET PORTFOLIO	AMOUNT
Overlay A	$43,155

Tax-Aware Overlay A	35,949

Overlay B	34,886

Tax-Aware Overlay B	9,511

Tax-Aware Overlay C	10,554

Tax-Aware Overlay N	8,238

AMRR	AMOUNT
Overlay A	$368,103

Tax-Aware Overlay A	761,245

Overlay B	$120,247

Overlay A Portfolio and Tax-Aware Overlay A Portfolio currently invest in Bernstein Fund, Inc.—International Small Cap Portfolio—Class Z, Bernstein Fund, Inc.—International Strategic Equities Portfolio—Class Z, Bernstein Fund Inc.—Small Cap Core Portfolio—Class Z and Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio—Class Z, respectively. With respect to the Overlay A Portfolio and Tax-Aware Overlay A Portfolio, the Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through January 28, 2024, in an amount equal to the Portfolios’ proportionate share of all advisory fees and other expenses of the aforementioned funds that are indirectly borne by the Portfolios. For the six months ended March 31, 2023, such waivers amounted to:

PORTFOLIO	SANFORD C. BERNSTEIN FUND, INC. - EMERGING MARKETS PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL SMALL CAP PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - SMALL CAP CORE PORTFOLIO CLASS Z
Overlay A	$214,228	$1,173,802	$418,237	$117,751

Tax-Aware Overlay A	$442,500	$2,540,196	$949,151	$257,472

The Portfolios may invest in other investment companies managed by the Adviser. A summary of the Portfolios’ transactions in such holdings for the six months ended March 31, 2023 is as follows:

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/22 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/23 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$177,760	$311,253	$468,860	$0	$0	$20,153	$1,563	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	90,173	7,720	0	0	78	97,971	7,720	0

Bernstein Fund, Inc.: International Small Cap Portfolio	66,676	809	0	0	14,090	81,575	809	0

2023 Semi-Annual Report	129

Notes to Financial Statements (continued)

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/22 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/23 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Bernstein Fund, Inc.—International Strategic Equities Portfolio	$280,892	$12,645	$0	$0	$48,712	$342,249	$12,646	$0

Bernstein Fund, Inc.—Small Cap Core Portfolio	24,016	2,039	0	0	904	26,959	133	1,906

Sanford C. Bernstein Fund, Inc.—AB Emerging Markets Portfolio	36,869	645	0	0	5,494	43,008	644	0

Total				$0	$69,278	$611,915	$23,515	$1,906

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/22 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/23 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$314,374	$620,972	$935,346	$0	$0	$0	$1,152	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	186,480	15,964	0	0	162	202,606	15,965	0

Bernstein Fund, Inc.: International Small Cap Portfolio	151,315	1,837	0	0	31,975	185,127	1,837	0

Bernstein Fund, Inc.—International Strategic Equities Portfolio	612,418	27,571	25,161	(4,361)	110,580	721,047	27,572	0

Bernstein Fund, Inc.—Small Cap Core Portfolio	52,513	4,458	0	0	1,977	58,948	292	4,167

Sanford C. Bernstein Fund, Inc.—AB Emerging Markets Portfolio	76,851	1,343	3,764	(1,235)	12,623	85,818	1,343	0

Total				$(5,596)	$157,317	$1,253,546	$48,161	$4,167

130	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY B PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/22 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/23 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$99,713	$213,733	$288,463	$0	$0	$24,983	$1,255	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	29,457	2,521	0	0	26	32,004	2,522	0

Total				$0	$26	$56,987	$3,777	$0

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY B PORTFOLIO
PORTFOLIO	MARKET VALUE 9/30/22 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/23 (000)	DIVIDEND INCOME (000)
Government Money Market Portfolio	$7,141	$244,682	$237,928	$13,895	$355

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY C PORTFOLIO
PORTFOLIO	MARKET VALUE 9/30/22 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/23 (000)	DIVIDEND INCOME (000)
Government Money Market Portfolio	$17,560	$85,214	$102,774	$0	$382

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY N PORTFOLIO
PORTFOLIO	MARKET VALUE 9/30/22 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/23 (000)	DIVIDEND INCOME (000)
Government Money Market Portfolio	$10,452	$70,610	$74,529	$6,533	$314

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2023, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES

Overlay A	$109,904,386	$0	$191,365,532	$0

Tax-Aware Overlay A	203,154,764	0	665,128,223	0

Overlay B	220,705,162	472,453,434	211,716,712	490,556,927

Tax-Aware Overlay B	53,707,656	0	338,827,775	150,704

Tax-Aware Overlay C	18,503,896	0	88,775,126	0

Tax-Aware Overlay N	21,553,294	0	68,218,250	0

2023 Semi-Annual Report	131

Notes to Financial Statements (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	APPRECIATION	(DEPRECIATION)
Overlay A	$294,902,550	$(44,995,570)	$249,906,980

Tax-Aware Overlay A	671,345,608	(74,494,437)	596,851,171

Overlay B	34,896,471	(62,987,748)	(28,091,277)

Tax-Aware Overlay B	88,180,054	(33,622,026)	54,558,028

Tax-Aware Overlay C	22,615,036	(12,268,807)	10,346,229

Tax-Aware Overlay N	12,350,642	(7,666,068)	4,684,574

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2023, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be

132	Sanford C. Bernstein Fund, Inc.

included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2023, the Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Portfolios’ maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of a written option by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

During the six months ended March 31, 2023, the Portfolios held purchased options for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct

2023 Semi-Annual Report	133

Notes to Financial Statements (continued)

investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

134	Sanford C. Bernstein Fund, Inc.

During the six months ended March 31, 2023, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended March 31, 2023, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If a Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2023, the Portfolios held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended March 31, 2023, the Portfolios held total return swaps for hedging and non-hedging purposes.

2023 Semi-Annual Report	135

Notes to Financial Statements (continued)

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended March 31, 2023, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on futures	$9,128,800	*	Payable for variation margin on futures	$110,024	*

Equity contracts	Receivable for variation margin on futures	943,704	*	Payable for variation margin on futures	7,705,022	*

Credit contracts				Payable for variation margin on centrally cleared swaps	414,925	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,614,183		Unrealized depreciation on forward currency exchange contracts	4,626,147

Equity contracts	Investments in securities, at value	16,012,203

Equity contracts				Unrealized depreciation on total return swaps	58,333

Total		$28,698,890			$12,914,451

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(23,494,757)	$31,029,481

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(26,232,353)	(42,361,116)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(10,827,236)	4,434,601

136	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	$(20,004,572)	$(20,835,867)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	112,942	(414,925)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(99,919)	603,035

Total		$(80,545,895)	$(27,544,791)

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on futures	$16,766,476	*

Equity contracts	Receivable for variation margin on futures	4,110,532	*	Payable for variation margin on futures	$17,186,603	*

Credit contracts				Payable for variation margin on centrally cleared swaps	806,388	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	4,435,266		Unrealized depreciation on forward currency exchange contracts	8,323,731

Equity contracts	Investments in securities, at value	31,196,293

Equity contracts				Unrealized depreciation on total return swaps	218,209

Total		$56,508,567			$26,534,931

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(51,079,340)	$64,584,979

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(57,634,564)	(99,753,479)

2023 Semi-Annual Report	137

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(25,126,894)	$9,672,357

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	(41,194,651)	(44,524,093)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	222,241	(806,388)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(294,793)	1,124,252

Total		$(175,108,001)	$(69,702,372)

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on futures	$2,698,514	*	Payable for variation margin on futures	$1,949,435	*

Equity contracts	Receivable for variation margin on futures	9,802,764	*	Payable for variation margin on futures	432,994	*

Credit contracts				Payable for variation margin on centrally cleared swaps	407,639	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	8,689,736	*	Payable for variation margin on centrally cleared swaps	4,387,213	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	6,336,017		Unrealized depreciation on forward currency exchange contracts	6,019,241

Equity contracts	Investments in securities, at value	3,907,622

Credit contracts				Market value on credit default swaps	249,607

Equity contracts	Unrealized appreciation on total return swaps	287,409

Total		$31,722,062			$13,446,129

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

138	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(232,006)	$1,966,993

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(7,890,061)	25,419,455

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(7,760,619)	1,479,002

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	(4,944,142)	(5,056,238)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	6,088,852	(5,847,214)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(1,008,948)	(832,386)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(199,281)	945,415

Total		$(15,946,205)	$18,075,027

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on futures	$939,763	*

Equity contracts	Receivable for variation margin on futures	5,436,117	*	Payable for variation margin on futures	$1,127,628	*

Credit contracts				Payable for variation margin on centrally cleared swaps	199,527	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	11,760,193	*	Payable for variation margin on centrally cleared swaps	2,668,208	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	835,545		Unrealized depreciation on forward currency exchange contracts	1,356,106

2023 Semi-Annual Report	139

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Equity contracts	Investments in securities, at value	$5,199,219

Interest rate contracts	Unrealized appreciation on inflation swaps	20,233,733

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,204,865

Credit contracts			Market value on credit default swaps	$487,038

Equity contracts			Unrealized depreciation on total return swaps	41,049

Total		$45,609,435		$5,879,556

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(3,373,913)	$4,569,706

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(15,911,162)	5,216,276

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(5,042,534)	2,673,896

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	(6,918,784)	(7,288,266)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	60,248	2,768,286

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	45,181	(102,685)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(23,827)	213,288

Total		$(31,164,791)	$8,050,501

140	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on futures	$252,837	*

Equity contracts	Receivable for variation margin on futures	2,077,590	*	Payable for variation margin on futures	$174,298	*

Credit contracts				Payable for variation margin on centrally cleared swaps	36,098	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	3,501,524	*	Payable for variation margin on centrally cleared swaps	1,147,433	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	432,291		Unrealized depreciation on forward currency exchange contracts	542,636

Equity contracts	Investments in securities, at value	1,423,018

Interest rate contracts	Unrealized appreciation on inflation swaps	5,903,290

Interest rate contracts	Unrealized appreciation on interest rate swaps	368,609

Credit contracts				Market value on credit default swaps	176,498

Equity contracts	Unrealized appreciation on total return swaps	110,681

Total		$14,069,840			$2,076,963

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(947,805)	$1,292,082

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(472,863)	3,355,415

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	586,352	676,535

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	(1,982,635)	(2,079,840)

2023 Semi-Annual Report	141

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$23,023	$937,173

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(13,528)	(414)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	169,975	140,664

Total		$(2,637,481)	$4,321,615

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on futures	$197,768	*

Equity contracts	Receivable for variation margin on futures	2,157,107	*	Payable for variation margin on futures	$382,694	*

Credit contracts				Payable for variation margin on centrally cleared swaps	28,740	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	2,615,445	*	Payable for variation margin on centrally cleared swaps	591,158	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	169,604		Unrealized depreciation on forward currency exchange contracts	283,913

Equity contracts	Investments in securities, at value	1,100,999

Interest rate contracts	Unrealized appreciation on inflation swaps	5,042,521

Interest rate contracts	Unrealized appreciation on interest rate swaps	274,404

Credit contracts				Market value on credit default swaps	142,534

Equity contracts				Unrealized depreciation on total return swaps	10,802

Total		$11,557,848			$1,439,841

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

142	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(699,467)	$944,757

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(3,730,143)	3,712,622

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(1,121,144)	531,199

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	(1,449,908)	(1,493,980)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	13,717	678,777

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(11,699)	86

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(3,828)	47,452

Total		$(7,002,472)	$4,420,913

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2023:

OVERLAY A PORTFOLIO
Futures:

Average notional amount of buy contracts	$570,044,930

Average notional amount of sale contracts	$438,576,644

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$367,416,016

Average principal amount of sale contracts	$383,070,723

Purchased Options:

Average notional amount	$755,044,383

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$59,770,000	(a)

Total Return Swaps:

Average notional amount	$13,674,286

(a)	Positions were open for two months during the period.

2023 Semi-Annual Report	143

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO
Futures:

Average notional amount of buy contracts	$1,090,972,496

Average notional amount of sale contracts	$1,006,255,221

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$731,306,631

Average principal amount of sale contracts	$805,193,358

Purchased Options:

Average notional amount	$1,534,243,460

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$116,160,000	(a)

Total Return Swaps:

Average notional amount	$28,842,459

(a)	Positions were open for two months during the period.

OVERLAY B PORTFOLIO
Futures:

Average notional amount of buy contracts	$302,990,117

Average notional amount of sale contracts	$136,134,821

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$314,275,900

Average principal amount of sale contracts	$397,508,215

Purchased Options:

Average notional amount	$185,001,686

Centrally Cleared Interest Rate Swaps:

Average notional amount	$67,840,142

Centrally Cleared Inflation Swaps:

Average notional amount	$100,955,857

Credit Default Swaps:

Average notional amount of sale contracts	$2,502,333

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$41,825,049

Average notional amount of sale contracts	$7,727,000	(a)

Total Return Swaps:

Average notional amount	$14,772,956

(a)	Positions were open for three months during the period.

TAX-AWARE OVERLAY B PORTFOLIO
Futures:

Average notional amount of buy contracts	$153,851,992

Average notional amount of sale contracts	$92,239,719

144	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO
Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$132,980,940

Average principal amount of sale contracts	$132,466,045

Purchased Options:

Average notional amount	$255,611,010

Interest Rate Swaps:

Average notional amount	$12,470,000

Inflation Swaps:

Average notional amount	$171,000,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$10,850,000

Centrally Cleared Inflation Swaps:

Average notional amount	$142,180,000

Credit Default Swaps:

Average notional amount of sale contracts	$2,570,908

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$4,400,000	(a)

Average notional amount of sale contracts	$19,400,000	(b)

Total Return Swaps:

Average notional amount	$5,008,698

(a)	Positions were open for three months during the period.

(b)	Positions were open for two months during the period.

TAX-AWARE OVERLAY C PORTFOLIO
Futures:

Average notional amount of buy contracts	$60,007,004

Average notional amount of sale contracts	$12,375,058

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$57,961,204

Average principal amount of sale contracts	$32,873,770

Purchased Options:

Average notional amount	$72,107,010

Interest Rate Swaps:

Average notional amount	$3,815,000

Inflation Swaps:

Average notional amount	$49,000,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$10,300,000

Centrally Cleared Inflation Swaps:

Average notional amount	$43,360,000

2023 Semi-Annual Report	145

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO
Credit Default Swaps:

Average notional amount of sale contracts	$931,674

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$5,200,000	(a)

Total Return Swaps:

Average notional amount	$2,341,672

(a)	Positions were open for two months during the period.

TAX-AWARE OVERLAY N PORTFOLIO
Futures:

Average notional amount of buy contracts	$41,358,506

Average notional amount of sale contracts	$15,564,160

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$27,175,106

Average principal amount of sale contracts	$28,174,793

Purchased Options:

Average notional amount	$53,457,041

Interest Rate Swaps:

Average notional amount	$2,840,000

Inflation Swaps:

Average notional amount	$41,800,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$2,850,000

Centrally Cleared Inflation Swaps:

Average notional amount	$31,480,000

Credit Default Swaps:

Average notional amount of sale contracts	$752,383

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$4,140,000	(a)

Total Return Swaps:

Average notional amount	$1,042,515

(a)	Positions were open for two months during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

146	Sanford C. Bernstein Fund, Inc.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$737,702	$(636,204)	$0	$0	$101,498

BNP Paribas SA	103,656	(53,939)	0	0	49,717

Citibank, NA	170,599	(170,599)	0	0	0

Goldman Sachs Bank USA	571,047	(335,226)	(235,821)	0	0

HSBC Bank USA	478,776	0	0	0	478,776

JPMorgan Chase Bank, NA	256,029	(150,097)	0	0	105,932

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc	296,374	(296,374)	0	0	0

UBS AG	16,012,203	0	(16,012,203)	0	0

Total	$18,626,386	$(1,642,439)	$(16,248,024)	$0	$735,923	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$636,204	$(636,204)	$0	$0	$0

BNP Paribas SA	53,939	(53,939)	0	0	0

Citibank, NA	371,815	(170,599)	0	0	201,216

Goldman Sachs Bank USA	335,226	(335,226)	0	0	0

JPMorgan Chase Bank, NA	150,097	(150,097)	0	0	0

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	3,137,199	(296,374)	(30,000)	0	2,810,825

Total	$4,684,480	$(1,642,439)	$(30,000)	$0	$3,012,041	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2023 Semi-Annual Report	147

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$925,871	$(925,871)	$0	$0	$0

BNP Paribas SA	199,519	(104,932)	0	0	94,587

Citibank, NA	332,522	(332,522)	0	0	0

Goldman Sachs Bank USA	1,013,202	(679,041)	(334,161)	0	0

HSBC Bank USA	941,661	0	0	0	941,661

JPMorgan Chase Bank	451,814	(266,988)	0	0	184,826

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	570,677	(570,677)	0	0	0

UBS AG	31,196,293	0	(31,196,293)	0	0

Total	$35,631,559	$(2,880,031)	$(31,530,454)	$0	$1,221,074	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$1,059,604	$(925,871)	$0	$0	$133,733

BNP Paribas SA	104,932	(104,932)	0	0	0

Citibank, NA	446,992	(332,522)	0	0	114,470

Goldman Sachs Bank USA	679,041	(679,041)	0	0	0

JPMorgan Chase Bank	266,988	(266,988)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	5,984,383	(570,677)	(10,000)	0	5,403,706

Total	$8,541,940	$(2,880,031)	$(10,000)	$0	$5,651,909	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Australia and New Zealand Banking Group Ltd.	$15,540	$(15,540)	$0	$0	$0

Bank of America, NA	1,908,349	(1,251,376)	(656,973)	0	0

Barclays Bank PLC	49,250	(49,250)	0	0	0

BNP Paribas SA	404,234	(404,234)	0	0	0

Brown Brothers Harriman & Co.	83,503	0	0	0	83,503

Citibank, NA/Citigroup Global Markets, Inc.	1,335,102	(882,136)	(452,966)	0	0

Deutsche Bank AG	51,645	(51,645)	0	0	0

148	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Goldman Sachs Bank USA/Goldman Sachs International	$224,712	$(185,259)	$0	$0	$39,453

HSBC Bank USA	234,749	(227,201)	0	0	7,548

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	377,180	(377,180)	0	0	0

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,438,346	(1,438,346)	0	0	0

Natwest Markets PLC	102,399	(30,920)	0	0	71,479

Standard Chartered Bank	132,201	(132,201)	0	0	0

State Street Bank & Trust Co.	142,944	(103,558)	0	0	39,386

UBS AG	4,030,894	(139,906)	(3,890,988)	0	0

Total	$10,531,048	$(5,288,752)	$(5,000,927)	$0	$241,369	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Australia and New Zealand Banking Group Ltd.	$151,115	$(15,540)	$0	$0	$135,575

Bank of America, NA	1,251,376	(1,251,376)	0	0	0

Barclays Bank PLC	126,831	(49,250)	0	0	77,581

BNP Paribas SA	750,965	(404,234)	0	0	346,731

Citibank, NA/Citigroup Global Markets, Inc.	882,136	(882,136)	0	0	0

Credit Suisse International	6,429	0	(6,429)	0	0

Deutsche Bank AG	60,295	(51,645)	0	(8,650)	0

Goldman Sachs Bank USA/Goldman Sachs International	185,259	(185,259)	0	0	0

HSBC Bank USA	227,201	(227,201)	0	0	0

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	521,896	(377,180)	(144,716)	0	0

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,681,505	(1,438,346)	(139,000)	0	104,159

Natwest Markets PLC	30,920	(30,920)	0	0	0

Standard Chartered Bank	149,456	(132,201)	0	0	17,255

State Street Bank & Trust Co.	103,558	(103,558)	0	0	0

UBS AG	139,906	(139,906)	0	0	0

Total	$6,268,848	$(5,288,752)	$(290,145)	$(8,650)	$681,301	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2023 Semi-Annual Report	149

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$138,233	$(138,233)	$0	$0	$0

Barclays Bank PLC	4,117,373	0	(3,790,000)	0	327,373

BNP Paribas SA	34,815	(16,662)	0	0	18,153

Citibank, NA/Citigroup Global Markets, Inc.	5,563,957	(244,972)	(4,912,000)	0	406,985

Deutsche Bank AG	1,328,668	0	(1,328,668)	0	0

Goldman Sachs Bank USA/Goldman Sachs International	297,808	(220,363)	0	0	77,445

HSBC Bank USA	158,200	0	0	0	158,200

JPMorgan Chase Bank, NA	10,562,938	0	(10,010,000)	0	552,938

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	65,381	(65,381)	0	0	0

State Street Bank & Trust Co.	6,770	0	0	0	6,770

UBS AG	5,199,219	0	(5,199,219)	0	0

Total	$27,473,362	$(685,611)	$(25,239,887)	$0	$1,547,864	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$176,661	$(138,233)	$0	$0	$38,428

BNP Paribas SA	16,662	(16,662)	0	0	0

Citibank, NA/Citigroup Global Markets, Inc.	244,972	(244,972)	0	0	0

Credit Suisse International	207,553	0	(207,553)	0	0

Goldman Sachs Bank USA/Goldman Sachs International	220,363	(220,363)	0	0	0

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	1,017,982	(65,381)	0	0	952,601

Total	$1,884,193	$(685,611)	$(207,553)	$0	$991,029	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

150	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$231,345	$(50,251)	$0	$0	$181,094

Barclays Bank PLC	947,711	0	0	(797,801)	149,910

BNP Paribas SA	9,449	(5,406)	0	0	4,043

Brown Brothers Harriman & Co.	3,571	0	0	0	3,571

Citibank, NA/Citigroup Global Markets, Inc.	1,730,267	(151,214)	(1,579,053)	0	0

Deutsche Bank AG	531,467	0	(520,000)	0	11,467

Goldman Sachs Bank USA/Goldman Sachs International	78,210	(76,175)	0	0	2,035

HSBC Bank USA	41,612	0	0	0	41,612

JPMorgan Chase Bank, NA	2,416,055	0	(2,200,000)	0	216,055

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	806,096	(315,736)	(470,000)	0	20,360

State Street Bank & Trust Co.	19,088	(9,237)	0	0	9,851

UBS AG	1,423,018	0	(1,423,018)	0	0

Total	$8,237,889	$(608,019)	$(6,192,071)	$(797,801)	$639,998	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$50,251	$(50,251)	$0	$0	$0

BNP Paribas SA	5,406	(5,406)	0	0	0

Citibank, NA/Citigroup Global Markets, Inc.	151,214	(151,214)	0	0	0

Credit Suisse International	111,115	0	0	(111,115)	0

Goldman Sachs Bank USA/Goldman Sachs International	76,175	(76,175)	0	0	0

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	315,736	(315,736)	0	0	0

State Street Bank & Trust Co.	9,237	(9,237)	0	0	0

Total	$719,134	$(608,019)	$0	$(111,115)	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2023 Semi-Annual Report	151

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$24,050	$(24,050)	$0	$0	$0

Barclays Bank PLC	679,517	0	(550,000)	0	129,517

BNP Paribas SA	7,227	(3,722)	0	0	3,505

Citibank, NA/Citigroup Global Markets, Inc.	1,694,482	(19,563)	(1,560,000)	0	114,919

Deutsche Bank AG	531,467	0	(520,000)	0	11,467

Goldman Sachs Bank USA/Goldman Sachs International	62,563	(61,095)	0	0	1,468

HSBC Bank USA	33,225	0	0	0	33,225

JPMorgan Chase Bank, NA	2,181,965	0	(2,010,000)	0	171,965

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	250,677	(216,400)	(34,277)	0	0

State Street Bank & Trust Co.	21,356	(6,831)	0	0	14,525

UBS AG	1,100,999	0	(1,100,999)		0

Total	$6,587,528	$(331,661)	$(5,775,276)	$0	$480,591	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$39,872	$(24,050)	$0	$0	$15,822

BNP Paribas SA	3,722	(3,722)	0	0	0

Citibank, NA/Citigroup Global Markets, Inc.	19,563	(19,563)	0	0	0

Credit Suisse International	89,766	0	0	(89,766)	0

Goldman Sachs Bank USA/Goldman Sachs International	61,095	(61,095)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	216,400	(216,400)	0	0	0

State Street Bank & Trust Co.	6,831	(6,831)	0	0	0

Total	$437,249	$(331,661)	$0	$(89,766)	$15,822	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency

152	Sanford C. Bernstein Fund, Inc.

will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2022 and September 30, 2021 were as follows:

PORTFOLIO	2022	2021
Overlay A

Distributions paid from:

Ordinary income	$43,812,116	$17,001,108

Long-term capital gains	163,540,332	0

Total distributions paid	$207,352,448	$17,001,108

Tax-Aware Overlay A

Distributions paid from:

Ordinary income	$65,210,029	$32,574,024

Long-term capital gains	329,292,991	4,077,737

Total distributions paid	$394,503,020	$36,651,761

Overlay B

Distributions paid from:

Ordinary income	$90,817,938	$26,500,686

Long-term capital gains	74,606,829	5,139,074

Total distributions paid	$165,424,767	$31,639,760

Tax-Aware Overlay B

Distributions paid from:

Ordinary income	$64,895,725	$9,975,981

Long-term capital gains	35,667,264	0

Total taxable distributions	100,562,989	9,975,981

Tax exempt distributions	16,152,487	29,957,401

Total distributions paid	$116,715,476	$39,933,382

2023 Semi-Annual Report	153

Notes to Financial Statements (continued)

PORTFOLIO	2022	2021
Tax-Aware Overlay C

Distributions paid from:

Ordinary income	$23,218,636	$4,062,300

Long-term capital gains	10,700,357	0

Total taxable distributions	33,918,993	4,062,300

Tax exempt distributions	4,886,228	7,665,430

Total distributions paid	$38,805,221	$11,727,730

Tax-Aware Overlay N

Distributions paid from:

Ordinary income	$13,050,707	$1,908,675

Long-term capital gains	7,967,575	0

Total taxable distributions	21,018,282	1,908,675

Tax exempt distributions	2,973,549	6,341,342

Total distributions paid	$23,991,831	$8,250,017

As of September 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER (LOSSES)(b)	UNREALIZED APPRECIATION (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS (DEFICIT)(d)
Overlay A	$1,168,005	$0	$(21,909,438)	$152,299,276	$131,557,843

Tax-Aware Overlay A	2,104,883	0	(92,861,055)	477,737,146	386,980,974

Overlay B	20,175,723	0	(104,937,707)	(102,296,332)	(187,058,316)

Tax-Aware Overlay B	19,820,855	0	(83,607,353)	13,009,653	(50,776,845)

Tax-Aware Overlay C	5,672,833	0	(28,313,330)	3,033,073	(19,607,424)

Tax-Aware Overlay N	4,041,034	0	(8,377,152)	(6,152,130)	(10,488,248)

(a)	Includes tax exempt income as shown below:

PORTFOLIO
Tax-Aware Overlay B	$14,662,227
Tax-Aware Overlay C	4,160,244

Tax-Aware Overlay N	3,099,976

(b)

As of September 30, 2022 Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overylay N Portfolio deferred $15,320,183, $38,748,457, $99,657,192, $9,968,595, $14,097,046, and $1,453,057 in post October losses, respectively. These losses will be treated as arising on October 1, 2022. As of September 30, 2022 Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio deferred $6,589,255, $54,112,598, $5,280,515, $73,638,758, $14,216,284, and $6,924,095 in straddle losses, respectively.

(c)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of callable bonds.

(d)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the amortization of offering costs and the accrual of foreign capital gains tax.

154	Sanford C. Bernstein Fund, Inc.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Portfolios are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2022, the Portfolios did not have any capital loss carryforwards.

NOTE 5.	Risks Involved in Investing in the Portfolios

Market Risk—The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts; cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of American Depositary Receipts, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. The use of dynamic asset allocation strategies by the Adviser may result in less favorable performance than if such strategies had not been used. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

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Notes to Financial Statements (continued)

Derivatives Risk—The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolios to suffer a (potentially unlimited) loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolios that invest in municipal securities are subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of

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securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolios’ returns may be adversely affected, including to such an extent that the Portfolios may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit

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risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest-rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolios’ foreign investments when converted to U.S. Dollars.

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in climate conditions, drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated

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securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk—Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in real esatate investment trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their net asset value. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax Risk—There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

LIBOR Transition and Associated Risk—The Portfolios may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and

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Notes to Financial Statements (continued)

based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

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NOTE 6.	Capital-Share Transactions

As of March 31, 2023, the Sanford C. Bernstein Fund, Inc., has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 3.7 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios with the exception of Class 1 of the Tax-Aware Overlay A Portfolio, is allocated 300 million shares, Class 1 of the Tax-Aware Overlay A Portfolio is allocated 400 million shares.

Share transactions for each Portfolio for the six months ended March 31, 2023 and the year ended September 30, 2022, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22
Class 1 Shares

Shares sold	2,987,177	5,161,881	$34,593,448	$73,199,634

Shares issued on reinvestment of dividends and distributions	1,254,420	11,002,154	14,476,000	164,812,261

Shares redeemed	(13,964,534)	(16,556,316)	(161,631,837)	(229,970,448)

Net increase (decrease)	(9,722,937)	(392,281)	$(112,562,389)	$8,041,447

Class 2 Shares

Shares sold	1,195,975	3,205,618	$13,865,704	$46,184,559

Shares issued on reinvestment of dividends and distributions	337,908	2,245,552	3,902,842	33,660,824

Shares redeemed	(3,839,316)	(5,212,898)	(44,481,447)	(72,241,958)

Net increase (decrease)	(2,305,433)	238,272	$(26,712,901)	$7,603,425

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22
Class 1 Shares

Shares sold	5,165,276	8,239,428	$64,065,639	$124,924,353

Shares issued on reinvestment of dividends and distributions	2,194,101	17,694,177	27,162,976	286,114,840

Shares redeemed	(40,299,500)	(27,404,212)	(499,498,527)	(392,609,957)

Net increase (decrease)	(32,940,123)	(1,470,607)	$(408,269,912)	$18,429,236

Class 2 Shares

Shares sold	1,517,778	3,637,451	$18,973,887	$54,209,370

Shares issued on reinvestment of dividends and distributions	628,572	5,184,428	7,794,291	83,935,889

Shares redeemed	(15,287,935)	(11,485,349)	(188,678,507)	(163,542,244)

Net decrease	(13,141,585)	(2,663,470)	$(161,910,329)	$(25,396,985)

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Notes to Financial Statements (continued)

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22
Class 1 Shares

Shares sold	3,084,885	5,187,066	$26,873,726	$52,635,006

Shares issued on reinvestment of dividends and distributions	1,868,050	12,258,298	16,233,353	128,099,219

Shares redeemed	(12,849,373)	(14,266,407)	(112,074,260)	(141,582,540)

Net increase (decrease)	(7,896,438)	3,178,957	$(68,967,181)	$39,151,685

Class 2 Shares

Shares sold	2,059,255	2,768,787	$17,972,728	$28,109,864

Shares issued on reinvestment of dividends and distributions	474,714	2,386,700	4,134,762	24,988,745

Shares redeemed	(2,958,389)	(4,048,900)	(25,750,206)	(40,374,044)

Net increase (decrease)	(424,420)	1,106,587	$(3,642,716)	$12,724,565

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22
Class 1 Shares

Shares sold	2,022,604	5,167,231	$20,621,818	$58,606,873

Shares issued on reinvestment of dividends and distributions	1,343,027	6,316,673	13,698,876	74,410,400

Shares redeemed	(19,533,492)	(15,340,567)	(199,687,604)	(168,867,440)

Net decrease	(16,167,861)	(3,856,663)	$(165,366,910)	$(35,850,167)

Class 2 Shares

Shares sold	997,124	2,637,541	$10,240,469	$29,277,113

Shares issued on reinvestment of dividends and distributions	512,881	2,676,362	5,236,512	31,554,311

Shares redeemed	(10,112,088)	(9,964,823)	(103,468,868)	(108,196,503)

Net decrease	(8,602,083)	(4,650,920)	$(87,991,887)	$(47,365,079)

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	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22
Class 1 Shares

Shares sold	466,393	1,057,828	$4,701,163	$11,813,931

Shares issued on reinvestment of dividends and distributions	329,754	1,982,126	3,317,318	22,913,374

Shares redeemed	(4,876,597)	(4,897,168)	(49,161,842)	(53,297,436)

Net decrease	(4,080,450)	(1,857,214)	$(41,143,361)	$(18,570,131)

Class 2 Shares

Shares sold	185,563	1,249,340	$1,868,824	$13,473,115

Shares issued on reinvestment of dividends and distributions	164,789	1,078,846	1,657,781	12,493,037

Shares redeemed	(4,584,540)	(4,167,408)	(46,151,448)	(44,001,549)

Net decrease	(4,234,188)	(1,839,222)	$(42,624,843)	$(18,035,397)

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22
Class 1 Shares

Shares sold	591,863	1,130,667	$5,961,975	$12,386,714

Shares issued on reinvestment of dividends and distributions	345,877	1,555,650	3,482,979	18,154,440

Shares redeemed	(4,714,426)	(5,060,445)	(47,499,243)	(55,112,991)

Net decrease	(3,776,686)	(2,374,128)	$(38,054,289)	$(24,571,837)

Class 2 Shares

Shares sold	82,433	291,531	$829,168	$3,332,167

Shares issued on reinvestment of dividends and distributions	57,483	343,776	579,434	4,015,302

Shares redeemed	(1,248,749)	(1,795,974)	(12,564,672)	(19,448,344)

Net decrease	(1,108,833)	(1,160,667)	$(11,156,070)	$(12,100,875)

NOTE 7.	Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

2023 Semi-Annual Report	163

Notes to Financial Statements (continued)

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

164	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Debra Perry*

Chair

R. Jay Gerken*

Director

Jeffrey R. Holland*

Director

William Kristol*

Director

Michelle McCloskey*

Director

Donald K. Peterson*

Director

OFFICERS

Alex Chaloff

President

Alexander Barenboym(1)

Vice President

Daniel J. Loewy(1)

Vice President

Caglasu Altunkopru(1)

Vice President

Nancy E. Hay

Secretary

Michael B. Reyes

Senior Vice President

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Jennifer Friedland

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

One Congress Street, Suite 1

Boston, MA 02114

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, MA 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

501 Commerce Street

Nashville, TN 37203

*	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.
(1)	The day-to-day management of, and investment decisions for, the Overlay Portfolios are made by the Asset Allocation Team. Messrs. Barenboym and Loewy and Ms. Altunkopru are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

2023 Semi-Annual Report	165

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolios’ Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

166	Sanford C. Bernstein Fund, Inc.

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 26-27, 2022.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 10, 2022, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Vice president of the Fund and an independent fee consultant as described below. On September 29, 2022, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Vice President and the independent fee consultant in executive sessions. Following the September 29, 2022 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 6, 2022, and the Adviser provided certain additional information by means of a memorandum dated October 19, 2022. On October 26-27, 2022, the Board of Directors held a meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information requested by the Independent Directors relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Vice President to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Vice President. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Vice President and the independent fee consultant at the request of the Board. The Fund’s Senior Vice President assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 29, 2022 and October 26-27, 2022 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

2023 Semi-Annual Report	167

Board Consideration of Investment Management Arrangement (continued)

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Vice President also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser had elected to discontinue its voluntary waiver of the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio, during the next term of the shareholder servicing agreement. In that regard, the Board considered that the increasing interest rate environment had increased yields available in the marketplace on short-term investments, and that the Adviser indicated that the waivers were no longer necessary to maintain positive performance. The Board further considered that the total expense ratios of the Portfolios remained below the median of the peer group after removal of the waiver, and the Board reviewed materials estimating the impact of the removal of the waiver on the performance of the Portfolios.

The Board also noted that the Adviser had recently modified the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion. With respect to the advisory fees charged to the Overlay Portfolios, the Directors noted that the Portfolios are intended to have an impact on a private client’s entire account, rather than just an impact at the Portfolio level.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s implementation of certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2022 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently

168	Sanford C. Bernstein Fund, Inc.

available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2022. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). In considering the performance of the Overlay Portfolios, the Board reviewed the performance of the Overlay Portfolios’ dynamic asset allocation component and the impact of that component in the recent volatile market environment. The Board considered the Adviser’s continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios. The Board further acknowledged the difficulty in selecting relevant peer groups for the Overlay Portfolios because of their unique structure and noted that the Overlay A Portfolio and Tax-Aware Overlay A Portfolio held higher percentages of equities and international equities than the funds in their relevant peer groups.

In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in their relevant peer groups, and that as a result of a lower risk profile, those Portfolios have underperformed the peer group during periods when riskier assets have outperformed.

Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance, including enhancements to portfolio management models. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2020 and 2021, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Board further considered materials provided by the Adviser estimating the profitability of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio to the Adviser after the termination of the voluntary waiver in effect for the Portfolios. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

2023 Semi-Annual Report	169

Board Consideration of Investment Management Arrangement (continued)

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Vice President materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, 2018 fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Short Duration Diversified Municipal	0.30% of the first $750 million; 0.25% of assets in excess of $750 million.

Short Duration Plus	0.35% of the first $750 million; 0.30% of assets in excess of $750 million.

New York Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion.

170	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
California Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion.

Diversified Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion.

Intermediate Duration	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion.

Emerging Markets	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B	0.65% of assets.

Tax-Aware Overlay B	0.65% of assets.

Tax-Aware Overlay C	0.65% of assets.

Tax-Aware Overlay N	0.65% of assets.

2023 Semi-Annual Report	171

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-1947-0323

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Alex Chaloff
Alex Chaloff
President

Date: May 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alex Chaloff
Alex Chaloff
President

Date: May 29, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: May 29, 2023